SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARPEGGIO ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

      Common stock of Arpeggio Acquisition Corporation

(2)	Aggregate number of securities to which transaction applies:

      14,500,000

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      Average of high and low prices for common stock on February 8, 2006 ($5.665)

(4)	Proposed maximum aggregate value of transaction:

      $82,142,500

(5)	Total fee paid:

      $8,789.25

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Arpeggio Acquisition Corporation

10 East 53rd Street, 35th Floor

New York, New York 10022

To the Stockholders of Arpeggio Acquisition Corporation:

You are cordially invited to attend a special meeting of the stockholders of Arpeggio Acquisition Corporation (“Arpeggio”) relating to the proposed merger of Hill International, Inc. into Arpeggio and related matters. The meeting will be held at 10:00 a.m., eastern time, on                     , 2006, at the offices of Graubard Miller, our counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174.

At this meeting, you will be asked to consider and vote upon the following proposals:

(1) to adopt the Agreement and Plan of Merger, dated as of December 5, 2005, as amended on December 30, 2005, among Arpeggio, Hill International, Inc., a Delaware corporation (“Hill”), and the stockholders of Hill (the “Signing Stockholders”) and the transactions contemplated thereby – we refer to this proposal as the merger proposal;

(2) to approve an amendment to the certificate of incorporation of Arpeggio to change the name of Arpeggio from “Arpeggio Acquisition Corporation” to “Hill International, Inc.” - we refer to this proposal as the name change amendment;

(3) to approve an amendment to the certificate of incorporation of Arpeggio to increase the number of authorized shares of Arpeggio common stock from 30,000,000 to 75,000,000 – we refer to this proposal as the capitalization amendment;

(4) to approve an amendment to the certificate of incorporation of Arpeggio to remove the preamble and sections A through D, inclusive, of Article Sixth from the certificate of incorporation from and after the closing of the merger, as these provisions will no longer be applicable to Arpeggio, and to redesignate section E of Article Sixth as Article Sixth – we refer to this proposal as the Article Sixth amendment; and

(5) to approve the 2006 Employee Stock Option Plan – we refer to this proposal as the stock option plan proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date is required to approve each of the merger proposal, the name change amendment, the capitalization amendment and the Article Sixth Amendment. The approval of the stock option plan will require the affirmative vote of the holders of a majority of the shares of Arpeggio’s common stock represented in person or by proxy and entitled to vote at the meeting.

The adoption of the merger proposal is conditioned on the adoption of the name change amendment and the capitalization amendment, and neither the name change amendment nor the capitalization amendment will be presented to the meeting for adoption unless the merger is approved. The adoption of the Article Sixth amendment and the stock option plan proposal are not conditions to the merger proposal or to the adoption of either of the name change amendment or the capitalization amendment but, if the merger is not approved, neither will be presented at the meeting for adoption.

Each Arpeggio stockholder who holds shares of common stock issued in Arpeggio’s initial public offering (“IPO”) has the right to vote against the merger proposal and at the same time demand that Arpeggio convert such stockholder’s shares into cash equal to a pro rata portion of the funds held in the trust account into which a substantial portion of the net proceeds of Arpeggio’s IPO was deposited. As of                      , 2006, the record date for the meeting of stockholders, the conversion price was approximately $              in cash for each share of Arpeggio common stock. These shares will be converted into cash only if the merger agreement is consummated. However, if the holders of 20% or more shares (1,360,000 shares) of common stock issued in Arpeggio’s IPO vote against the merger proposal and demand conversion of their shares, Arpeggio will not consummate the merger. Prior to exercising conversion rights, Arpeggio stockholders should verify the market price of Arpeggio’s common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Shares of Arpeggio’s common stock are currently quoted on the Over-the-Counter Bulletin Board under the symbol APGO. On the record date, the last sale price of Arpeggio’s common stock was $            .

Arpeggio’s initial stockholders who purchased their shares of common stock prior to its IPO, and presently own an aggregate of approximately 18.1% of the outstanding shares of Arpeggio common stock, have agreed to vote all of their shares on the merger proposal in accordance with the vote of the majority of the votes cast by the holders of shares issued in connection with the IPO. The initial stockholders have also indicated that they intend to vote “FOR” the adoption of the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal.

After careful consideration, Arpeggio’s board of directors has determined that the merger proposal is fair to and in the best interests of Arpeggio and its stockholders. Arpeggio’s board of directors has also determined that the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal are also in the best interests of Arpeggio’s stockholders. Arpeggio’s board of directors unanimously recommends that you vote or give instruction to vote “FOR” the adoption of the merger proposal, the name change amendment proposal, the capitalization amendment, the Article Sixth amendment and the stock option plan.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the merger proposal and the transactions contemplated thereby, as well as detailed information concerning the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

I look forward to seeing you at the meeting.

Sincerely,

Eric S. Rosenfeld
Chairman of the Board,
Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

SEE “RISK FACTORS” FOR A DISCUSSION OF VARIOUS

FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER.

This proxy statement is dated                     , 2006 and is first being mailed to Arpeggio stockholders on or about                     , 2006.

Arpeggio Acquisition Corporation

10 East 53rd Street, 35th Floor

New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                          , 2006

TO THE STOCKHOLDERS OF ARPEGGIO ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Arpeggio Acquisition Corporation (“Arpeggio”), a Delaware corporation, will be held at 10:00 a.m. eastern time, on                     , 2006, at the offices of Graubard Miller, our counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor New York, New York 10174 for the following purposes:

(1) to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of December 5, 2005, as amended on December 30, 2005, among Arpeggio, Hill International, Inc., a Delaware corporation (“Hill”), and the stockholders of Hill (the “Signing Stockholders”), and the transactions contemplated thereby. Hill’s board of directors and the Signing Stockholders have already approved and adopted the Merger Agreement;

(2) to consider and vote upon an amendment to the certificate of incorporation of Arpeggio to change the name of Arpeggio from “Arpeggio Acquisition Corporation” to “Hill International, Inc.;”

(3) to consider and vote upon an amendment to the certificate of incorporation of Arpeggio to increase the number of authorized shares of Arpeggio common stock from 30,000,000 to 75,000,000;

(4) to consider and vote upon an amendment to the certificate of incorporation of Arpeggio to remove the preamble and sections A through D, inclusive, of Article Sixth from the certificate of incorporation from and after the closing of the merger, as these provisions will no longer be applicable to Arpeggio, and to redesignate section E of Article Sixth as Article Sixth; and

(5) to consider and vote upon the approval of the 2006 Employee Stock Option Plan.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Arpeggio’s common stock at the close of business on                          , 2006 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. Only the holders of record of Arpeggio common stock on that date are entitled to have their votes counted at the Arpeggio special meeting and any adjournments or postponements of it. Arpeggio will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement of it by Arpeggio’s board of directors.

A complete list of Arpeggio stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the principal executive offices of Arpeggio for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. The first, second, third and fourth proposals must be approved by the holders of a majority of the outstanding shares of Arpeggio common stock. The fifth proposal must be approved by the holders of a majority of the shares of Arpeggio common stock present in person or represented by proxy and entitled to vote at the meeting.

All Arpeggio stockholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Arpeggio common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the merger, the name change amendment, the capitalization amendment and the Article Sixth amendment.

The board of directors of Arpeggio unanimously recommends that you vote “FOR” each of the proposals, which are described in detail in the accompanying proxy statement.

By Order of the Board of Directors

                         , 2006

ANNEXES

A.	Agreement and Plan of Merger, as amended
B.	Amended and Restated Certificate of Incorporation
C.	Form of Arpeggio 2006 Employee Stock Option Plan
D.	Fairness Opinion issued to Arpeggio
E.	Form of Voting Agreement
F.	Form of Escrow Agreement
G.	Form of Irvin E. Richter Employment Agreement
H.	Form of David L. Richter Employment Agreement
I.	Form of Stuart S. Richter Employment Agreement

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

•	The parties to the merger are Arpeggio Acquisition Corporation and Hill International, Inc. See the section entitled “The Merger Proposal.”

•	Hill is a privately-owned independent construction consulting firm headquartered in Marlton, NJ. Hill provides both fee-based project management and construction claims consulting services to clients worldwide. Hill is organized into two key operating divisions: the Project Management Group and the Construction Claims Group. See the section entitled “Business of Hill.”

•	On closing of the merger, Hill will merge into Arpeggio, with Arpeggio continuing as the surviving corporation. See the section entitled “The Merger Proposal.”

•	In return for all of their stock in Hill, the stockholders of Hill will receive from Arpeggio, at the closing, 14,500,000 shares of Arpeggio common stock. Hill’s stockholders will also receive up to an additional 6,600,000 shares of Arpeggio common stock, contingent upon the combined companies meeting specified earnings targets. See the section entitled “The Merger Agreement – Merger Consideration.”

•	As a result of the merger and assuming that no Arpeggio stockholder demands that Arpeggio convert its shares to cash, as permitted by Arpeggio’s certificate of incorporation, immediately after the closing, the stockholders of Hill will own approximately 63.6% of the outstanding Arpeggio common stock and the present stockholders of Arpeggio (or their transferees) will own approximately 36.4% of the outstanding Arpeggio common stock. The percentage ownership of the Hill stockholders will be increased and that of Arpeggio’s stockholders will be decreased upon issuances of the contingent shares to be issued by Arpeggio if the combined companies meet some or all of the earnings targets. See the section entitled “The Merger Agreement – Merger Consideration.”

•	12.0% of the Arpeggio shares to be received by the Hill stockholders at the closing of the merger will be placed in escrow as a fund for the payment of indemnification claims that may be made by Arpeggio as a result of breaches of Hill’s covenants, representations and warranties in the merger agreement. See the section entitled “The Merger Agreement – Escrow Agreement.”

•	In addition to voting on the merger, the stockholders of Arpeggio will vote on proposals to change its name to Hill International, Inc., to increase the number of shares of common stock it is authorized to issue to 75,000,000 from 30,000,000, to amend its charter to delete certain provisions that will no longer be applicable after the merger and to approve a stock option plan. See the sections entitled “Name Change Amendment Proposal”, “Capitalization Amendment Proposal”, “Article Sixth Amendment Proposal” and “Stock Option Plan Proposal.”

•	The stockholders of Hill have agreed not to sell any of the shares of Arpeggio common stock they receive in the merger until December 31, 2007, subject to certain exceptions, including the right to use their shares to secure margin loans not to exceed 20% of the value of the shares at the time the loans are made. See the section entitled “The Merger Agreement – Lock-Up Agreement.”

•	After the merger, the directors of Arpeggio will be five persons who will be designated by Irvin E. Richter, David L. Richter and Brady H. Richter (“Signing Stockholders”), on the one hand, and two persons who will be designated by Eric S. Rosenfeld, chairman, chief executive officer and president of Arpeggio, and Arnaud Ajdler, chief financial officer, secretary and a director of Arpeggio, on the other hand, in accordance with a voting agreement to be entered into at the closing. The voting agreement will provide that the Signing Stockholders and Messrs. Rosenfeld and Ajdler will vote their shares of Arpeggio stock in favor of their respective designees to serve as directors of Arpeggio through the annual meeting of stockholders of Arpeggio to be held in 2007. See the section entitled “The Merger Agreement – Election of Directors; Voting Agreement.”

•	After the merger, all of the officers of Arpeggio will be persons who presently hold similar positions with Hill, including Irvin E. Richter as chairman and chief executive officer and David L. Richter as president and chief operating officer. Irvin Richter and David Richter will enter into three-year employment agreements with Arpeggio, effective upon the consummation of the merger. None of the present officers of Arpeggio will continue in their positions after the merger. See the section entitled “The Merger Agreement – Employment Agreements.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?	A.

Arpeggio and Hill have agreed to a business combination under the terms of the agreement and plan of merger dated December 5, 2005, as amended on December 30, 2005, that is described in this proxy statement. This agreement is referred to as the merger agreement. A copy of the merger agreement, as amended, is attached to this proxy statement as Annex A, which we encourage you to review.

In order to complete the merger, Arpeggio stockholders must vote to approve (i) the merger agreement, (ii) an amendment to Arpeggio’s certificate of incorporation to change the name of Arpeggio from “Arpeggio Acquisition Corporation” to “Hill International, Inc.” and (iii) an amendment to Arpeggio’s certificate of incorporation to increase the number of shares of authorized common stock from 30,000,000 to 75,000,000. Arpeggio stockholders will also be asked to vote to approve (i) an amendment to Arpeggio’s certificate of incorporation to make certain modifications to Article Sixth thereof and (ii) the stock option plan, but such approvals are not conditions to the merger. The stock option plan has been approved by Arpeggio’s board of directors and will be effective upon consummation of the merger, if approved by stockholders. Arpeggio’s amended and restated certificate of incorporation, as it will appear if all amendments to its certificate of incorporation are approved, is annexed as Annex B hereto. The stock option plan is annexed as Annex C hereto.

Arpeggio is holding a special meeting of its stockholders to obtain these approvals. This proxy statement contains important information about the proposed merger, the other proposals and the special meeting of Arpeggio stockholders. You should read it carefully.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

Q.	Why is Arpeggio proposing the merger?	A.	Arpeggio was organized to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Hill is a privately-owned, independent construction management firm, providing both fee-based project management and construction claims consulting services to clients worldwide. Arpeggio believes that Hill, with its recent acquisitions, high profile and complex projects, is positioned for significant growth in present and future construction markets and believes that a business combination with Hill will provide Arpeggio stockholders with an opportunity to participate in a company with significant growth potential.

Q.	What is being voted on?	A.

There are five proposals on which the Arpeggio stockholders are being asked to vote. The first proposal is to adopt and approve the merger agreement and the transactions contemplated thereby. We refer to this proposal as the merger proposal.

The second proposal is to approve an amendment to the certificate of incorporation to change the name of Arpeggio from “Arpeggio Acquisition Corporation” to “Hill International, Inc.” We refer to this proposal as the name change amendment.

The third proposal is to approve an amendment to the certificate of incorporation to increase the number of authorized shares of Arpeggio common stock from 30,000,000 to 75,000,000. We refer to this proposal as the capitalization amendment.

The fourth proposal is to approve an amendment to the certificate of incorporation to remove the preamble and sections A through D, inclusive, of Article Sixth from the Certificate of Incorporation from and after the closing and to redesignate section E of Article Sixth as Article Sixth. The items being removed will no longer be operative upon consummation of the merger; therefore, this amendment is being proposed to revise the certificate of incorporation on a going-forward basis. We refer to this proposal as the Article Sixth amendment.

The fifth proposal is to approve Arpeggio’s Stock Option Plan. We refer to this proposal as the stock option plan proposal.

Q.	What vote is required in order to adopt the merger proposal?	A.	The approval of the merger will require the affirmative vote of holders of a majority of the outstanding shares of Arpeggio’s common stock. If the holders of 20% or more of the shares of the common stock issued in Arpeggio’s initial public offering (the “IPO”) pursuant to its prospectus, dated June 24, 2004, vote against the merger and demand that Arpeggio convert their shares into a pro rata portion of Arpeggio’s trust account as of the record date, then the merger will not be consummated. No vote of the holders of Arpeggio’s warrants is necessary to adopt the merger proposal or other proposals and Arpeggio is not asking the warrant holders to vote on the merger proposal or the other proposals. Arpeggio will not consummate the merger transaction unless both the name change amendment and the capitalization amendment are also approved. The approvals of the Article Sixth amendment and the stock option plan proposal are not conditions to the consummation of the merger. The stock option plan has been approved by Arpeggio’s Board of Directors and will be effective upon consummation of the merger, subject to stockholder approval of the plan. If the merger proposal is not approved, none of the other proposals will be presented for approval.

Q.	What vote is required in order to adopt the name change amendment?	A.	The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio’s common stock. The approval of the name change amendment is a condition to the consummation of the merger.

Q.	What vote is required in order to adopt the capitalization amendment?	A.	The approval of the capitalization amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio’s common stock. The approval of the capitalization amendment is a condition to the consummation of the merger.

Q	What vote is required in order to adopt the Article Sixth amendment?	A.	The approval of the Article Sixth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio’s common stock. The approval of the Article Sixth amendment is not a condition to the consummation of the merger or to the effectuation of the name change amendment or the capitalization amendment.

Q.	What vote is required in order to adopt the stock option plan proposal?	A.	The approval of the stock option plan proposal will require the affirmative vote of the holders of a majority of the shares of Arpeggio common stock represented in person or by proxy and entitled to vote at the special meeting. The approval of the stock option plan proposal is not a condition to the approval of the merger or to the effectuation of the name change amendment or the capitalization amendment.

Q.	Why is Arpeggio proposing the stock option plan?	A.	Arpeggio is proposing the stock option plan to enable it to attract, retain and reward its directors, officers, employees and consultants using equity-based incentives. The stock option plan has been approved by Arpeggio’s board of directors and will be effective upon consummation of the merger, subject to stockholder approval of the plan.

Q.	Does the Arpeggio board recommend voting in favor of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal?	A.

Yes. After careful consideration of the terms and conditions of the merger agreement, the amendments to the certificate of incorporation and the stock option plan, the board of directors of Arpeggio has determined that the merger and the transactions contemplated thereby are fair to and in the best interests of Arpeggio and its stockholders. The Arpeggio board of directors recommends that Arpeggio stockholders vote FOR each of (i) the merger proposal, (ii) the name change amendment, (iii) the capitalization amendment, and (iv) the Article Sixth amendment and (v) the stock option plan proposal. The members of Arpeggio’s board of directors have interests in the merger that are different from, or in addition to, your interests as a stockholder. For a description of such interests, please see the section entitled “Summary of the Proxy Statement – Interests of Arpeggio Directors and Officers in the Merger.”

For a description of the factors considered by Arpeggio’s board of directors in making its determination, see the section entitled “Arpeggio Board of Directors’ Reasons for Approval of the Merger.”

Arpeggio has obtained an opinion from Capitalink, L.C. that the merger is fair, from a financial perspective, to the stockholders of Arpeggio. For a description of the fairness opinion and the assumptions made, matters considered and procedures followed by Capitalink in rendering such opinion, see the section entitled “Fairness Opinion.”

Q.	What will happen in the proposed merger?	A.	As a consequence of the merger, Hill will be merged with and into Arpeggio and Arpeggio will continue as the surviving corporation. Stockholders of Hill will become stockholders of Arpeggio and will own approximately 63.6% of the shares of Arpeggio common stock outstanding immediately after the merger assuming that no shares are converted into their pro rata share of the trust fund.

Q.	How do the Arpeggio insiders intend to vote their shares?	A.	All of the Arpeggio insiders (including all of Arpeggio’s officers and directors) have agreed to vote the shares held by them that they acquired prior to the IPO on the merger proposal in accordance with the vote of the majority of the shares of common stock issued in the IPO. They have indicated that they will vote the shares held by them in favor of the certificate of incorporation amendments and the stock option plan proposal.

Q.	What will I receive in the proposed merger?	A.	Arpeggio stockholders will receive nothing in the merger. Arpeggio stockholders will continue to hold the shares of Arpeggio common stock that they owned prior to the merger.

Q.	What will Hill security holders receive in the proposed merger?	A.	The persons who are stockholders of Hill at the time of the merger will receive 14,500,000 shares of Arpeggio common stock at the closing of the merger. Of the shares to be issued to the Hill stockholders at the closing, 1,740,000 shares, or 12%, will be placed in escrow to secure Arpeggio’s indemnity rights under the merger agreement. The Hill stockholders will receive up to an additional 6,600,000 shares of Arpeggio common stock, contingent upon the combined companies attaining certain Earnings Before Interest and Taxes (“EBIT”) targets. See the section entitled “Merger Consideration.”

Q.	How much of Arpeggio will existing Arpeggio stockholders own after the merger?	A.	Immediately after the merger, if no Arpeggio stockholder demands that Arpeggio convert its shares into a pro rata portion of the trust account, then existing Arpeggio’s stockholders will own approximately 36.4% of the outstanding common stock of Arpeggio. Existing Arpeggio stockholders would own less than that percentage of shares if one or more Arpeggio stockholders vote against the merger proposal and demand conversion of their shares into a pro rata portion of the trust account. The ownership percentages of existing Arpeggio stockholders will also be reduced to the extent that contingent shares are issued to the Hill stockholders as a result of the combined companies meeting specified earnings targets after the merger.

Q.	Do I have conversion rights?	A.	If you hold shares of common stock issued in Arpeggio’s IPO, then you have the right to vote against the merger proposal and demand that Arpeggio convert such shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Arpeggio’s IPO are held. We sometimes refer to these rights to vote against the merger and demand conversion of the shares into a pro rata portion of the trust account as conversion rights.

Q.	How do I exercise my conversion rights?	A.	If you wish to exercise your conversion rights, you must affirmatively vote against the merger proposal and at the same time demand that Arpeggio convert your shares into cash. You may demand conversion either by checking the box on the proxy card or by submitting your request in writing to Arpeggio at the address listed below. You may remedy an improperly executed demand for conversion at any time until the stockholder meeting. If, notwithstanding your negative vote, the merger is completed, then you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon through the record date. As of the record date, there was approximately $ in trust, so you will be entitled to convert each share of common stock that you hold into approximately $ . If you exercise your conversion rights, then you will be exchanging your shares of Arpeggio common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger, properly demand conversion, continue to hold these shares through the closing of the merger and then tender your stock certificate. Exercise of your conversion rights does not result in either the conversion or loss of your warrants. Your warrants will continue to be outstanding and exercisable following the conversion of your common stock. However, in the event that Arpeggio does not consummate a business combination by June 30, 2006, Arpeggio will be required to liquidate and your Arpeggio warrants will become worthless.

Q.	What if I object to the proposed merger? Do I have appraisal rights?	A.	Arpeggio Stockholders do not have appraisal rights in connection with the merger under applicable Delaware corporation law.

Q.	What happens to the funds deposited in the trust account after consummation of the merger?	A.	Upon consummation of the merger, Arpeggio stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds in the trust account. The balance of the funds in the trust account will be paid to Arpeggio to be used for working capital.

Q.	Who will manage Arpeggio?	A.	Irvin E. Richter and David L. Richter, currently members of the board of directors of Hill, Eric S. Rosenfeld and Arnaud Ajdler, currently members of the board of directors of Arpeggio, and , and will be appointed to serve on Arpeggio’s board of directors after the merger. After the merger, Irvin Richter will serve as chairman and chief executive officer of Arpeggio and David Richter will serve as its president and chief operating officer. It is expected that all of Hill’s other officers will continue in their positions after the merger. None of Arpeggio’s current officers will continue in his position after the merger.

Q.	What happens if the merger is not consummated?	A.	Arpeggio must liquidate if it does not consummate a business combination by June 30, 2006. Therefore, if the merger is not consummated and if Arpeggio does not otherwise consummate a business combination by June 30, 2006, it will be required to liquidate. In any liquidation, the funds held in the trust account, plus any interest earned thereon, together with any remaining out-of-trust net assets, will be distributed pro rata to the holders of Arpeggio’s common stock acquired in Arpeggio’s IPO. Holders of Arpeggio common stock acquired prior to the IPO, including all of Arpeggio’s officers and directors, have waived any right to any liquidation distribution with respect to those shares. In a liquidation, holders of Arpeggio’s outstanding warrants would not receive any value for their warrants.

Q.	When do you expect the merger to be completed?	A.

It is currently anticipated that the merger will be consummated promptly following the Arpeggio special meeting on                     , 2006.

For a description of the conditions to completion of the merger, see the section entitled “Conditions to the Completion of the Merger.”

Q.	What do I need to do now?	A.	Arpeggio urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a stockholder of Arpeggio. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.	If you are a holder of record of Arpeggio common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Q.	What will happen if I abstain from voting or fail to vote?	A.	An abstention or failure to vote by an Arpeggio stockholder will have the same effect as a vote against the merger, but will not have the effect of converting your shares of common stock into a pro rata portion of the trust account. An abstention or failure to vote will also have the effect of voting against the certificate of incorporation amendments. An abstention will have the effect of voting against the stock option plan proposal, but failures to vote will have no effect on the stock option plan proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A.	No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?	A.	Yes. Send a later-dated, signed proxy card to Arpeggio’s secretary at the address of Arpeggio’s corporate headquarters prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Arpeggio’s secretary.

Q.	Do I need to send in my stock certificates?	A.

Arpeggio stockholders who do not elect to have their shares converted into a pro rata share of the trust account should not submit their stock certificates now or after the merger, because their shares will not be converted or exchanged in the merger.

Arpeggio stockholders who elect to have their shares converted should continue to hold their shares through the closing of the merger and then tender their stock certificates to Arpeggio. See the section entitled “Special Meeting of Arpeggio Stockholders – Conversion Rights.”

Q	What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Arpeggio shares.

Q	What are the federal income tax consequences of the merger?

The merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Arpeggio as a result of the merger.

A stockholder of Arpeggio who exercises conversion rights and effects a termination of the stockholder’s interest in Arpeggio will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Arpeggio for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Arpeggio common stock. No gain or loss will be recognized by non-converting stockholders of Arpeggio as a result of the merger.

For a description of the material federal income tax consequences of the merger, please see the information set forth in “Material Federal Income Tax Consequences of the Merger.”

Q.	Who can help answer my questions?	A.

If you have questions about the merger or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Mr. Eric S. Rosenfeld

Arpeggio Acquisition Corporation

10 East 53rd Street, 35th Floor

New York, New York 10022

Tel: (212) 319-7676

You may also obtain additional information about Arpeggio from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the merger, you should read this entire document carefully, including the merger agreement, as amended, attached as Annex A to this proxy statement. We encourage you to read the merger agreement carefully. It is the legal document that governs the merger and the other transactions contemplated by the merger agreement. It is also described in detail elsewhere in this proxy statement.

The Parties

Arpeggio

Arpeggio is a blank check company organized as a corporation under the laws of the State of Delaware on April 2, 2004. It was formed to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. On June 30, 2004, it consummated an IPO of its equity securities from which it derived net proceeds of approximately $36,772,000. The Arpeggio common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and two warrants to purchase common stock) are currently quoted on the Over-the-Counter Bulletin Board (OTCBB) under the symbols APGO for the common stock, APGOW for the warrants and APGOU for the units. Approximately $35,352,000 of the net proceeds of the IPO were placed in a trust account. Such funds, with the interest earned thereon, will be released to Arpeggio upon consummation of the merger, less any amount payable to Arpeggio stockholders that vote against the merger and elect to exercise their conversion rights. The balance of the net proceeds of the IPO, or approximately $1,420,000, has been and will be used by Arpeggio to pay the expenses incurred in its pursuit of a business combination. As of                     , 2006, Arpeggio had spent approximately $                     of that amount. Other than its IPO and the pursuit of a business combination, Arpeggio has not engaged in any business to date. If Arpeggio does not consummate a business combination by June 30, 2006, then, pursuant to Article Sixth of its certificate of incorporation, Arpeggio’s officers must take all actions necessary to dissolve and liquidate Arpeggio within 60 days of such date.

The mailing address of Arpeggio’s principal executive office is 10 East 53rd Street, 35th Floor, New York, New York 10022, and its telephone number is (212) 319-7676.

Hill

Hill is a privately-owned independent construction consulting firm headquartered in Marlton, New Jersey, that provides both fee-based project management and construction claims consulting services to clients worldwide. Hill is organized into two key operating divisions: the Project Management Group and the Construction Claims Group.

Hill was originally founded in 1976 as a Massachusetts corporation and was subsequently merged with and into Hill International, Inc., a Delaware corporation formed for the purpose of changing Hill’s state of incorporation, as of September 8, 1981. The mailing address of Hill’s principal executive offices is 303 Lippincott Centre, Marlton, New Jersey 08053, and its telephone number is (856) 810-6200.

Project Management Group

Hill’s Project Management Group offers fee-based or “agency” construction management services to its clients, leveraging its construction claims expertise to identify potential problems, difficulties and sources of delay on a construction project before they develop into costly problems. Hill is a fee-based consultant and does not assume project completion risk. Clients are typically billed a negotiated multiplier of the actual direct cost of each consultant assigned to a project, and Hill is reimbursed for all out-of-pocket expenses. As construction manager, Hill has managed all phases of the construction process from pre-design through completion. Services include program management, project management, project management oversight, troubled project turnaround, staff augmentation, estimating and cost management, project labor agreements and management consulting. Since its inception, Hill has managed more than 1,000 projects at an aggregate construction cost of more than $100 billion. The Project Management Group accounted for approximately 82% of Hill’s revenue less reimbursable expenses during the three quarters ended October 1, 2005.

Hill has received nine Project Achievement Awards from the Construction Management Association of America honoring its performance as construction manager on various projects. Engineering News-Record, an industry publication, ranked Hill as the 18th largest construction management firm in the United States in its June 13, 2005 issue.

Recent project management clients include:

•	City of Philadelphia Division of Aviation

•	Dubai International Properties

•	Illinois State Toll Highway Authority

•	Liberty Property Trust

•	Merck & Co.

•	Nakheel Corporation

•	National Institutes of Health

•	New Jersey Schools Construction Corp.

•	New York City Department of Design and Construction

•	Port Authority of New York and New Jersey

•	Romanian Ministry of Finance

•	Smithsonian Institution

•	Sunoco

•	U. S. Army Corps of Engineers

•	U. S. Department of Energy

Construction Claims Group

Hill’s Construction Claims Group advises clients in order to assist them in preventing or resolving claims and disputes based upon schedule delays, cost overruns and other problems on major construction projects worldwide. Hill’s claims consulting services include claims preparation, analysis and review, litigation support, expert witness testimony, cost and damages assessment and delay/disruption analysis. Clients are typically billed based on an hourly rate for each consultant assigned to the project and Hill is reimbursed for its out-of-pocket expenses. The Construction Claims Group accounted for approximately 18% of Hill’s revenue less reimbursable expenses during the three quarters ended October 1, 2005.

Hill has helped resolve over 5,000 disputes involving claims in excess of $50 billion. Hill’s claims consulting clients include participants on all sides of a construction project, including owners, contractors, subcontractors, architects, engineers, attorneys, lenders and insurance companies.

Hill has been involved in resolving construction claims for many major construction projects worldwide, including for the Channel Tunnel connecting the United Kingdom and France and the Petronas Twin Towers in Kuala Lumpur, Malaysia.

Recent construction claims clients include:

•	Abu Dhabi Public Works Dept.

•	Bear Stearns

•	Bechtel Group

•	Bombardier Transportation

•	Dubai Dept. of Civil Aviation

•	General Electric Co.

•	Honeywell

•	Lexington Insurance Co.

•	U.S. Federal Bureau of Prisons

•	U. S. General Services Administration

The Merger

The merger agreement provides for a business combination transaction by means of a merger of Hill into Arpeggio. This will be accomplished through an exchange of all the issued and outstanding shares of capital stock of Hill for shares of common stock of Arpeggio. Shares of Arpeggio common stock, representing 12% of the shares of Arpeggio common stock to be issued to the Hill stockholders at the closing, will be held in escrow to provide the sole remedy for Arpeggio’s rights to indemnity set forth in the merger agreement.

Arpeggio and Hill plan to complete the merger promptly after the Arpeggio special meeting, provided that:

•	Arpeggio’s stockholders have approved the merger proposal, the name change amendment and capitalization amendment;

•	holders of 20% or more of the shares of common stock issued in Arpeggio’s IPO have not voted against the merger proposal and demanded conversion of their shares into cash; and

•	the other conditions specified in the merger agreement have been satisfied or waived.

Arpeggio’s Recommendations to Stockholders; Reasons for the Merger

After careful consideration of the terms and conditions of the merger agreement, the certificate of incorporation amendments and the stock option plan, the board of directors of Arpeggio has determined that the merger and the transactions contemplated thereby, each certificate of incorporation amendment and the stock option plan are fair to and in the best interests of Arpeggio and its stockholders. In reaching its decision with respect to the merger and the transactions contemplated thereby, the board of directors of Arpeggio reviewed various industry and financial data and the due diligence and evaluation materials provided by Hill in order to determine that the consideration to be paid to the Hill stockholders was reasonable. Further, Arpeggio has received an opinion from Capitalink that, in its opinion, the merger and the transactions contemplated thereby are fair to Arpeggio’s stockholders from a financial point of view. Accordingly, Arpeggio’s board of directors recommends that Arpeggio stockholders vote:

•	FOR the merger proposal;

•	FOR the name change amendment;

•	FOR the capitalization amendment;

•	FOR the Article Sixth amendment; and

•	FOR the stock option plan proposal.

The Certificate of Incorporation Amendments

The amendments to Arpeggio’s certificate of incorporation are being proposed, upon consummation of the merger, to change Arpeggio’s name, increase the number of shares of common stock it is authorized to issue, and eliminate certain provisions which are applicable to Arpeggio only prior to its completion of a business combination. As a result of the amendments, after the merger, Arpeggio will be named “Hill International, Inc.,” the number of shares of common stock it will be authorized to issue will be increased from 30 million to 75 million and Article Sixth of its certificate of incorporation will address only its classified board of directors, with existing provisions that relate to it as a blank check company being deleted.

The Proposed Arpeggio 2006 Employee Stock Option Plan

The Arpeggio 2006 Employee Stock Option Plan reserves 1,140,000 shares of Arpeggio common stock for issuance in accordance with the plan’s terms. The purpose of the plan is to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide Arpeggio executives, directors and other employees, and persons who, by their position, ability and diligence are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain qualified executives and other employees, and to provide such persons with an opportunity to acquire an equity interest in Arpeggio. The plan is attached as Annex C to this proxy statement. We encourage you to read the plan in its entirety.

Management of Arpeggio and Hill

As a result of the merger, Hill will be merged into Arpeggio and will no longer survive as a corporate entity. Arpeggio will continue its existence as the surviving corporation. After the consummation of the merger, the board of directors of Arpeggio will consist of Irvin E. Richter,                      , and                     (each in the class to stand for election in 2006), David L. Richter and Eric S. Rosenfeld (in the class to stand for election in 2007), and Arnaud Ajdler and                     (in the class to stand for election in 2008). Messrs. Irvin E. Richter and David L. Richter are currently directors of Hill and along with                     ,                      and                      are designees of the Signing Stockholders under the voting agreement. Messrs. Ajdler and Rosenfeld are currently directors of Arpeggio and are their own designees under the voting agreement.

After the consummation of the merger, the primary executive officers of Arpeggio will be Irvin E. Richter, chairman and chief executive officer, and David L. Richter, president and chief operating officer, who now hold such positions with Hill. It is expected that Hill’s other officers will continue in similar positions with Arpeggio after the merger. None of Arpeggio’s current officers will continue in his position after the merger.

Voting Agreement

Upon consummation of the merger, the Signing Stockholders, on the one hand, and Messrs. Rosenfeld and Ajdler, on the other hand, which groups together will own approximately 69% of Arpeggio’s outstanding stock, and Arpeggio will enter into a voting agreement. The voting agreement will require each individual member of a group to vote for the designees of the other group as directors of Arpeggio until immediately following the election that will be held in 2007. Arpeggio will be obligated to provide for its board of directors to be comprised of seven members and to enable the election to the board of directors of the persons designated by the other parties to the voting agreement. The voting agreement is attached as Annex E hereto. We encourage you to read the voting agreement in its entirety.

Arpeggio Inside Stockholders

On the record date, directors and executive officers of Arpeggio and their affiliates (the “Arpeggio Inside Stockholders”) beneficially owned and were entitled to vote 1,500,000 shares, or approximately 18.1% of Arpeggio’s outstanding common stock. These shares were issued to the Arpeggio Inside Stockholders prior to Arpeggio’s IPO. In connection with its IPO, Arpeggio and EarlyBirdCapital, Inc., the managing underwriter of the IPO, entered into agreements with each of the Arpeggio Inside Stockholders pursuant to which each Arpeggio Inside Stockholder agreed to vote these shares of Arpeggio common stock on the merger proposal in accordance with the majority of the votes cast by the holders of shares issued in connection with the IPO. The Arpeggio Inside Stockholders also agreed, in connection with the IPO, to place these shares in escrow until June 24, 2007.

Merger Consideration

The holders of the outstanding shares of common stock of Hill immediately before the merger will receive from Arpeggio 14,500,000 shares of Arpeggio common stock at the closing of the merger. Immediately following the Merger, the Hill stockholders will own approximately 63.6% of the total issued and outstanding Arpeggio common stock, assuming that no Arpeggio stockholders seek conversion of their Arpeggio stock into their pro rata share of the trust fund. Of the shares to be issued to the Hill stockholders, 1,740,000 shares, or 12%, will be placed in escrow to secure Arpeggio’s indemnity rights under the merger agreement.

The merger agreement also provides for the Hill stockholders to receive up to an additional 6,600,000 shares of Arpeggio common stock, contingent upon the combined companies attaining the following Earnings before Interest and Taxes (EBIT) targets:

Fiscal Year Ending 12/31	Earnings Before Interest and Taxes	Contingent Shares
2006	$9.9 million	2.3 million
2007	$13.5 million	2.3 million
2008	$18.4 million	1.0 million
2009	$24.9 million	1.0 million

Fairness Opinion

Pursuant to an engagement letter dated November 23, 2005, we engaged Capitalink, L.C. to render an opinion that our merger with Hill on the terms and conditions set forth in the merger agreement is fair to our stockholders from a financial perspective and that the fair market value of Hill is at least equal to 80% of our net assets. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructuring, private placements and for other purposes. Our board of directors determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. The engagement letter provides that we will pay Capitalink a fee of $75,000 (which has been paid) and will reimburse Capitalink for its reasonable out-of-pocket expenses, including attorneys’ fees. We have also agreed to indemnify Capitalink against certain liabilities that may arise out of the rendering of the opinion.

Capitalink delivered its written opinion to our board of directors on December 4, 2005, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the consideration to be paid by us in the merger is fair to our stockholders from a financial point of view, and (ii) the fair market value of Hill is at least equal to 80% of our net assets. The amount of such consideration was determined pursuant to negotiations between us and Hill and not pursuant to recommendations of Capitalink. The full text of Capitalink’s written opinion, attached hereto as Annex D, is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Capitalink’s opinion is addressed to our board of directors only and does not constitute a recommendation to any of our stockholders as to how such stockholders should vote with respect to the merger proposal and the transactions contemplated thereby.

Escrow Agreement - Indemnification of Arpeggio

As the sole remedy for the obligation of the stockholders of Hill to indemnify and hold harmless Arpeggio for any damages, whether as a result of any third party claim or otherwise, and which arise as a result of or in connection with the breach of representations and warranties and agreements and covenants of Hill, at the closing, 12% of the shares of Arpeggio common stock to be issued to the Hill stockholders upon consummation of the merger will be deposited in escrow. Of the shares placed in escrow, five-sixths will be available for the satisfaction of all indemnification claims other than those relating to taxes and one-sixth will be available solely for the satisfaction of tax indemnification claims. Any indemnification payments shall be paid solely from the shares placed in escrow or, at the election of a holder of the escrow shares, in cash paid by such holder in substitution for such shares. Claims for indemnification may be asserted by Arpeggio once the damages exceed $500,000 and are indemnifiable to the extent that damages exceed that amount. However, claims with respect to taxes and certain other matters are not subject to such threshold. The shares available for indemnification claims other than those relating to taxes, less any of the shares applied in satisfaction of a claim for indemnification and the shares related to a claim for indemnification that is then unresolved, will be released on the first business day following the date that is 30 days after the date on which Arpeggio files its Report on Form 10-K pursuant to the Exchange Act of 1934, as amended, for its 2006 fiscal year, to such persons in the same proportions as initially deposited in escrow. Shares still in escrow on December 30, 2010, will be released on the next business day, even if claims to which they relate are not then resolved. For purposes of satisfying an indemnification claim, shares of Arpeggio common stock will be valued at the average reported last sales price for the ten trading days ending on the last day prior to the day that the claim is paid. The escrow agreement is attached as Annex F hereto. We encourage you to read the escrow agreement in its entirety.

The determination to assert a claim for indemnification by Arpeggio against the escrow shares will be made by Eric S. Rosenfeld, who is a current member of Arpeggio’s board of directors. Irvin E. Richter has been designated under the merger agreement to represent the interests of the Hill stockholders with respect to claims for indemnification by Arpeggio against such shares.

Lock-Up Agreements

At the closing of the merger, the Signing Stockholders will enter into lock-up agreements that provide that they not sell or otherwise transfer any of the shares of common stock of Arpeggio that they receive in the merger until December 31, 2007, subject to certain exceptions, including the right to use their shares to secure margin loans not to exceed 20% of the value of the shares at the time the loans are made. The lock-up agreements are to be entered into to ensure that the shares of Arpeggio received by the Signing Stockholders in the merger will not offer the potential to impact upon the market price during the period the restrictions apply.

Date, Time and Place of Special Meeting of Arpeggio’s Stockholders

The special meeting of the stockholders of Arpeggio will be held at 10:00 a.m., eastern time, on                     , 2006, at the offices of Graubard Miller, our counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York, 10174 to consider and vote upon the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Arpeggio common stock at the close of business on                     , 2006, which is the record date for the special meeting. You will have one vote for each share of Arpeggio common stock you owned at the close of business on the record date. On the record date, there were 8,300,000 shares of Arpeggio common stock outstanding. Arpeggio warrants do not have voting rights.

Approval of the Hill stockholders

The Signing Stockholders, who held all currently outstanding shares of Hill capital stock at the time the merger agreement was signed, have approved the merger and the transactions contemplated thereby by consent action. Accordingly, no further action by the Hill stockholders is needed to approve the merger.

Quorum and Vote of Arpeggio Stockholders

A quorum of Arpeggio stockholders is necessary to hold a valid meeting. A quorum will be present at the Arpeggio special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•	The approval of the merger proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date. The merger will not be consummated if the holders of 20% or more of the common stock issued in Arpeggio’s IPO (1,360,000 shares or more) exercise their conversion rights.

•	The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

•	The approval of the capitalization amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

•	The approval of the Article Sixth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

•	The approval of the stock option plan proposal will require the affirmative vote of the holders of a majority of the shares of Arpeggio common stock represented in person or by proxy and entitled to vote at the meeting.

Abstentions will have the same effect as a vote “AGAINST” the merger proposal and the proposals to amend the certificate of incorporation and the stock option plan. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of votes against the merger proposal and the proposals to amend the certificate of incorporation, but will have no effect on the stock option plan proposal. Please note that you cannot seek conversion of your shares unless you affirmatively vote against the merger.

Relation of Proposals

The merger will not be consummated unless each of the name change amendment and the capitalization amendment is approved and neither of the name change amendment nor the capitalization amendment will be presented to the meeting for adoption unless the merger proposal is approved. The approvals of the Article Sixth amendment and the stock option plan proposal are not conditions to the consummation of the merger or to the adoption of either of the name change amendment or the capitalization amendment but, if the merger proposal is not approved, neither will be presented at the meeting for adoption. The stock option plan has been approved by Arpeggio’s Board of Directors and will take effect upon consummation of the merger, subject to stockholder approval of the stock option plan proposal.

Conversion Rights

Pursuant to Arpeggio’s certificate of incorporation, a holder of shares of Arpeggio’s common stock issued in its IPO may, if the stockholder affirmatively votes against the merger, demand that Arpeggio convert such shares into cash. This demand must be made in writing at the same time that the stockholder votes against the merger proposal. Demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided. Demand may also be made in any other writing that clearly states that conversion is demanded and is delivered so that it is received by Arpeggio at any time up to the stockholder meeting. If properly demanded, Arpeggio will convert each share of common stock into a pro rata portion of the trust account as of the record date. This would amount to approximately $             per share of Arpeggio’s common stock. An improperly made demand for conversion may be remedied at any time until the stockholder meeting. If you exercise your conversion rights, then you will be exchanging your shares of Arpeggio common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger, properly demand conversion, continue to hold these shares through the effective time of the merger and then tender your stock certificate to Arpeggio. If the merger is not completed, these shares will not be converted into cash. However, if we are unable to complete the merger or another business combination by June 30, 2006, we will be forced to liquidate and all public stockholders will receive at least the amount they would have received if they sought conversion of their shares and we did consummate the merger.

The merger will not be consummated if the holders of 20% or more of the common stock issued in Arpeggio’s IPO (1,360,000 shares or more) exercise their conversion rights.

Appraisal Rights

Arpeggio stockholders do not have appraisal rights in connection with the merger.

Proxies

Proxies may be solicited by mail, telephone or in person. We have engaged Mackenzie Partners, Inc. to assist us in the solicitation of proxies.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy at or before the special meeting.

Interests of Arpeggio Directors and Officers in the Merger

When you consider the recommendation of Arpeggio’s board of directors in favor of adoption of the merger proposal, you should keep in mind that Arpeggio’s executive officers and members of Arpeggio’s board have interests in the merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	if the merger is not approved and Arpeggio is unable to complete another business combination by June 30, 2006, Arpeggio will be required to liquidate. In such event, the 1,500,000 shares of common stock held by Arpeggio’s officers and directors that were acquired prior to the IPO will be worthless because Arpeggio’s initial stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such shares had an aggregate value of $8,955,000 based on the last sale price on the OTCBB on February 7, 2006. Additionally, the 1,010,500 warrants (allowing for the purchase of 1,010,500 shares of Arpeggio’s common stock) held by such persons and our special advisor will expire without value in the event of liquidation;

•	after the completion of the merger, Eric S. Rosenfeld and Arnaud Ajdler will serve as members of the board of directors of Arpeggio. As such, in the future each may receive certain cash fees, stock options and stock awards that the Arpeggio board of directors may determine to pay its non-executive directors; and

•	if Arpeggio liquidates prior to the consummation of a business combination, Eric S. Rosenfeld, our current chairman of the board, chief executive officer and president, will be personally liable to pay debts and obligations, if any, to vendors and other entities that are owed money by Arpeggio for services rendered or products sold to Arpeggio, or to any target business, to the extent such debts and obligations are not covered by Arpeggio’s assets, excluding amounts in the trust fund. This arrangement was entered into to ensure that, in the event of liquidation, the trust fund is not reduced by claims of creditors. Based on Arpeggio’s estimated debts and obligations, it is not currently expected that Mr. Rosenfeld will have any exposure under this arrangement in the event of liquidation.

Conditions to the Closing of the Merger

Consummation of the merger agreement and the related transactions is conditioned on the Arpeggio stockholders (i) adopting the merger proposal, (ii) approving the name change amendment, and (iii) approving the capitalization amendment. The Arpeggio stockholders will also be asked to adopt the stock option plan and to approve the removal of all of the provisions of Article Sixth of Arpeggio’s certificate of incorporation other than the paragraph relating to Arpeggio’s staggered board of directors. The transaction is not dependent on the approval of either of such actions. The stock option plan has been approved by our Board of Directors and will be effective upon consummation of the merger if approved by the Arpeggio stockholders. If stockholders owning 20% or more of the shares sold in the IPO vote against the transaction and exercise their right to convert their shares purchased in the IPO into a pro-rata portion of the funds held in trust by Arpeggio for the benefit of the holders of shares purchased in the IPO, then the merger cannot be consummated.

In addition, the consummation of the merger is conditioned upon the following, among other things:

•	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party; and

•	Arpeggio’s common stock being quoted on the OTCBB or listed for trading on Nasdaq and there being no action or proceeding pending or threatened against Arpeggio by the National Association of Securities Dealers, Inc. (NASD) to prohibit or terminate the quotation of Arpeggio’s common stock on the OTCBB or the trading thereof on Nasdaq.

Hill’s Conditions to Closing of the Merger

The obligations of Hill to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Arpeggio since the date of the merger agreement;

•	Hill shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from Graubard Miller, counsel to Arpeggio; and

•	Arpeggio shall have made appropriate arrangements with Continental Stock Transfer & Trust Company to have the trust fund disbursed to Arpeggio immediately upon the Closing.

Arpeggio’s Conditions to Closing of the Merger

The obligations of Arpeggio to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Hill since the date of the merger agreement;

•	employment agreements between Arpeggio and each of Irvin E. Richter, David L. Richter and Stuart S. Richter shall be in full force and effect;

•	Arpeggio shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from McCarter & English, LLP, counsel to Hill;

•	Arpeggio shall have received “comfort” letters from BDO Seidman, LLP and Amper, Politziner & Mattia P.C., dated the date of distribution of this proxy statement and the date of consummation of the merger, in forms customary for transactions of this nature, confirming that certain financial data in this proxy statement, other than the numbers in the actual financial statements, are derived from the financial statements and/or accounting records of the respective company;

•	the voting agreement and the lock-up agreements shall be in full force and effect; and

•	(i) all outstanding loans to insiders from Hill shall have been repaid in full; (ii) all outstanding guaranties and similar arrangements pursuant to which Hill has guaranteed the payment or performance of any obligations of any insider to a third party shall have been terminated; and (iii) no Hill insider shall own any direct equity interests in any subsidiary of Hill or in any other person that utilizes the name “Hill International.”

Termination, Amendment and Waiver

The merger agreement will terminate if the merger has not been consummated by June 30, 2006. In addition, the merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Arpeggio and Hill;

•	by either party if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

•	by either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by either party if, at the Arpeggio stockholders’ meeting, the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of a majority of Arpeggio’s outstanding common stock; or

•	by either party if the holders of 20% or more of the shares issued in Arpeggio’s IPO (1,360,000 shares or more) exercise their conversion rights.

The merger agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the merger. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

If permitted under applicable law, either Hill or Arpeggio may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for its benefit contained in the merger agreement. We cannot assure you that any or all of the conditions will be satisfied or waived. However, the condition that the holders of fewer than 20% of the shares of Arpeggio common stock issued in its IPO demand conversion cannot be waived.

Quotation or Listing

Arpeggio’s outstanding common stock, warrants and units are quoted on the OTCBB. Arpeggio and Hill will use their reasonable best efforts to obtain the listing for trading on Nasdaq of Arpeggio common stock, warrants and units. In the event Arpeggio’s common stock, warrants and units are listed on Nasdaq at the time of the closing of the merger, the symbols will change to ones determined by the board of directors of Arpeggio and Nasdaq that are reasonably representative of the corporate name or business of Arpeggio. If the listing on Nasdaq is not approved, it is expected that Arpeggio’s common stock, warrants and units will continue to be quoted on the OTCBB.

Tax Consequences of the Merger

Arpeggio has received an opinion from its tax counsel that, for federal income tax purposes, the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Arpeggio as a result of the merger.

Arpeggio has also received an opinion of its counsel that:

•	A stockholder of Arpeggio who exercises conversion rights and effects a termination of the stockholder’s interest in Arpeggio will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Arpeggio for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Arpeggio common stock; and

•	No gain or loss will be recognized by non-converting stockholders of Arpeggio.

For a description of the material federal income tax consequences of the merger, please see the information set forth in “Material Federal Income Tax Consequences of the Merger.”

Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with accounting principles generally accepted in the United States of America for accounting and financial reporting purposes. Under this method of accounting, Arpeggio will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Hill issuing stock for the net monetary assets of Arpeggio, accompanied by a recapitalization. The net monetary assets of Arpeggio will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The retained earnings of Hill will be carried forward after the merger. Operations prior to the merger will be those of Hill.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Delaware necessary to effectuate the transactions contemplated by the merger agreement.

Risk Factors

In evaluating the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED SUMMARY HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL

INFORMATION

We are providing the following selected financial information to assist you in your analysis of the financial aspects of the merger. Hill’s consolidated balance sheet data as of January 1, 2005 and December 27, 2003 and the consolidated statement of operations data for the years then ended and for the year ended December 28, 2002 are derived from Hill’s consolidated financial statements audited by Amper, Politziner, & Mattia, P.C., independent registered public accountants, which are included elsewhere in this proxy statement. Hill’s consolidated balance sheet data as of December 28, 2002, December 31, 2001 and December 31, 2000 and the statement of operations data for the years ended December 31, 2001 and 2000 are derived from Hill’s unaudited consolidated financial statements, which are not included in this proxy statement.

Hill’s consolidated balance sheet as of October 1, 2005 and the consolidated statements of operations data for the nine months ended October 1, 2005 and October 2, 2004 are derived from Hill’s unaudited interim consolidated financial statements which are included elsewhere in this proxy statement. In the opinion of Hill’s management, the unaudited interim consolidated financial statements include all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of such consolidated financial statements.

The Arpeggio historical financial data are derived from the Arpeggio financial statements included elsewhere in this proxy statement.

The selected financial information of Hill and Arpeggio is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement may not be indicative of the future performance of Hill, Arpeggio or the combined company resulting from the merger.

Hill’s Summary of Selected Financial Data

(In thousands, except per share data)

	Years Ended					Nine Months Ended
	January 1, 2005	December 27, 2003	December 28, 2002	December 31, 2001	December 31, 2000	October 1, 2005	October 2, 2004
Income Statement Data:
Revenue	$84,107	$78,731	$73,090	$68,776	$58,732	$80,372	$61,284
Reimbursable expenses	21,068	22,619	24,966	30,963	28,808	21,427	14,369

Revenue, less reimbursable expenses	63,039	56,112	48,124	37,813	29,924	58,945	46,915
Direct expenses	34,365	29,004	23,931	19,346	15,580	30,981	25,391

Gross profit	28,674	27,108	24,193	18,467	14,344	27,964	21,524
Selling, general and administrative expenses	29,231	27,428	23,681	17,135	13,499	22,577	22,512
Equity in earnings of affiliate	458	—	—	—	—	559	37

Operating (loss) income	(99)	(320)	512	1,332	845	5,946	(951)
Interest expense, net	(597)	(562)	(483)	(298)	(335)	(420)	(436)
Other income	—	—	—	—	1,255	—	—

(Loss) income before provision for income tax	(696)	(882)	29	1,034	1,765	5,526	(1,387)
(Benefit) provision for income tax	(272)	(353)	12	473	716	1,560	(483)

Net (loss) income	$(424)	$(529)	$17	$561	$1,049	$3,966	$(904)

Net (loss) income per share
Basic	$(0.07)	$(0.09)	$0.00	$0.09	$0.17	$0.66	$(0.15)

Diluted	$(0.07)	$(0.09)	$0.00	$0.09	$0.17	$0.58	$(0.15)

	As of
	October 1, 2005	January 1, 2005	December 27, 2003	December 28, 2002	December 31, 2001	December 31, 2000
Balance Sheet Data:
Total assets	$39,577	$33,331	$28,057	$23,149	$21,404	$13,754
Total long-term debt and capital lease obligations, net of current maturities	$61	$9,576	$9,345	$4,170	$3,169	$2,112
Stockholders’ equity	$6,479	$2,041	$2,458	$3,326	$3,093	$2,428

Arpeggio’s Selected Historical Financial Information

(in thousands, except per share data)

	For the Period From April 2, 2004 (Inception) to December 31, 2004	Nine Months Ended September 30, 2005	For the Period From April 2, 2004 (Inception) to September 30, 2005
Revenue	$—	$—	$—
Interest income	297	730	1,027
Net income	71	176	247
Accretion of Trust Fund related to common stock subject to possible conversion	(58)	(143)	(201)
Net income attributable to common stockholders	13	33	46
Net income per share	0.01	0.00

	As of December 31, 2004	As of September 30, 2005
Total assets (including US Government Securities deposited in Trust Fund)	$36,903	$37,093
Common stock subject to possible conversion	7,125	7,268
Stockholders’ equity	29,743	29,776

Selected Unaudited Pro Forma Combined Financial Information of Arpeggio and Hill

The merger will be accounted for as a reverse acquisition under the purchase method of accounting. Hill will be treated as the continuing reporting entity for accounting purposes. The assets and liabilities of Arpeggio will be recorded, as of the completion of the merger, at fair value, which is considered to approximate historical cost and added to those of Hill. Since Arpeggio had no operations, the merger has been accounted for as a recapitalization of Hill. For a more detailed description of purchase accounting, see “The Merger Proposal – Anticipated Accounting Treatment.”

We have presented below the unaudited pro forma combined financial information that reflects the merger as a recapitalization of Hill. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma combined balance sheet and related notes thereto included elsewhere in this proxy statement.

	At October 1, 2005
	Assuming No Conversions (1)	Assuming Maximum Conversions (2)
Total assets	$75,404	$68,136

Long-term debt	$9,107	$9,107
Other current and long-term liabilities	24,020	24,020
Common stock subject to conversion	—	—
Stockholders’ equity	42,277	35,009

	$75,404	$68,136

Notes:

(1)	Assumes that no Arpeggio stockholders seek conversion of their Arpeggio stock into pro rata shares of the trust fund.
(2)	Assumes that 1,359,320 shares of Arpeggio common stock were converted into their pro rata share of the trust fund.

Comparative Per Share Data

The following table sets forth historical information of Hill and Arpeggio and unaudited pro forma combined per share information for Hill and Arpeggio after giving effect to the merger, assuming both no conversions and maximum conversions by Arpeggio stockholders. You should read this information in conjunction with the selected historical financial information, included elsewhere in this proxy statement. The unaudited Hill and Arpeggio pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed balance sheets and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined book value per share information below does not purport to represent what the value of Hill and Arpeggio would have been had the companies been combined.

	In thousands, except per share data
	Hill	Arpeggio	Combined Company
Number of shares of common stock outstanding upon consummation of merger:
Assuming no conversions	14,500	8,300	22,800
Assuming maximum conversions	14,500	6,941	21,441

Book value – historical at October 1, 2005	$6,479	$29,776
Book value – pro forma October 1, 2005
Assuming no conversions			$42,277
Assuming maximum conversions			$35,009
Book value per share– pro forma October 1, 2005
Assuming no conversions			$1.85
Assuming maximum conversions			$1.63

Market Price and Dividend Data for Arpeggio Securities

Arpeggio consummated its IPO on June 30, 2004. In the IPO, Arpeggio sold 6,800,000 units, including 800,000 units that were subject to the underwriters’ over allotment option. Each unit consists of one share of the Company’s common stock and two redeemable common stock purchase warrants, each to purchase one share of Arpeggio’s common stock. Arpeggio common stock, warrants and units are quoted on the OTCBB under the symbols APGO, APGOW and APGOU, respectively. Arpeggio’s units commenced public trading on June 25, 2004, and its common stock and warrants commenced separate public trading on July 7, 2004. The closing price for each share of common stock, warrant and unit of Arpeggio on December 2, 2005, the last trading day before announcement of the execution of the merger agreement, as amended, was $5.31, $0.54 and $6.45, respectively.

Arpeggio and Hill will use their reasonable efforts to obtain the listing for trading on Nasdaq of Arpeggio common stock, warrants and units. In the event Arpeggio’s common stock, warrants and units are listed on Nasdaq at the time of the closing of the merger, the symbols will change to ones determined by Arpeggio and Nasdaq that are reasonably representative of the corporate name or business of Arpeggio. Arpeggio’s management anticipates that the Nasdaq listing will be concurrent with the consummation of the merger. If the listing on Nasdaq is not approved, it is expected that the common stock, warrants and units will continue to be quoted on the OTCBB.

Holders

As of             , 2006, there were          holders of record of the units,          holders of record of the common stock and              holders of record of the warrants. Arpeggio believes the beneficial holders of the units, common stock and warrants to be in excess of              persons each.

Dividends

Arpeggio has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations, and accordingly, the board does not anticipate declaring any dividends in the foreseeable future. The payment of any dividends subsequent to the merger will be within the discretion of the then board of directors and will be contingent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the merger proposal.

Risks Relating to Our Business and Operations Following the Merger with Hill

The value of your investment in Arpeggio following consummation of the merger will be subject to the significant risks inherent in the construction management and claims consulting business. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement. If any of the events described below occur, Arpeggio’s post-merger business and financial results could be adversely affected in a material way. This could cause the trading price of our common stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

An economic downturn could cause Hill’s revenues, profits and overall financial condition to deteriorate.

Demand for Hill’s services is vulnerable to economic downturns, which may result in clients delaying, curtailing or canceling proposed and existing projects. Hill’s clients may demand better pricing terms and their ability to pay its invoices may be affected by the economy. Hill’s government clients may face decreased funding or budget deficits that prohibit them from funding proposed and existing projects. Following a downturn, its business may not recover immediately when the economy improves. If the current economy worsens, then Hill’s revenues, profits and overall financial condition may deteriorate.

Hill depends on long-term government contracts, many of which are funded on an annual basis. If appropriations are not made in subsequent years of a multiple-year contract, Hill will not realize all of its potential revenue and profit from that project.

A majority of Hill’s revenues is derived from contracts with agencies and departments of national, state and local governments, as well as foreign governments. During the fiscal years ended December 27, 2003, January 1, 2005 and during the nine months ended October 1, 2005, approximately 67.4%, 74.4% and 70.2%, respectively, of Hill’s revenues were derived from contracts with government entities.

Most government contracts are subject to the continuing availability of legislative appropriation. Legislatures typically appropriate funds for a given program on a year-by-year basis, even though contract performance may take more than one year. As a result, at the beginning of a program, the related contract is only partially funded, and additional funding is normally committed only as appropriations are made in each subsequent fiscal year. These appropriations, and the timing of payment of appropriated amounts, may be influenced by, among other things, the state of the economy, competing priorities for appropriation, the timing and amount of tax receipts and the overall level of government expenditures. If appropriations are not made in subsequent years on government contracts, then Hill will not realize all of its potential revenue and profit from that contract.

Because Hill depends on government contracts for a significant portion of its revenue, Hill’s inability to win profitable government contracts could harm its operations and adversely affect its net income.

Revenues from federal government contracts and state and local government contracts represented approximately 17.1% and 36.3%, respectively, of Hill’s revenues for the nine months ended October 1, 2005 and revenues from foreign government contracts represented approximately 16.8% of such nine-month revenues. Hill’s inability to win profitable government contracts could harm its operations and adversely affect its net income. Government contracts are typically awarded through a heavily regulated procurement process. Some government contracts are awarded to multiple competitors, causing increases in overall competition and pricing pressure. The competition and pricing pressure, in turn, may require Hill to make sustained post-award efforts to reduce costs in order to realize revenues under these contracts. If Hill is not successful in reducing the amount of costs it anticipates, its profitability on these contracts may be negatively impacted. Also, some of Hill’s federal government contracts require U.S. government security clearances. If Hill or certain of its personnel were to lose these security clearances, Hill’s ability to continue performance of these contracts or to win new contracts requiring a clearance may be negatively impacted.

Hill depends on government contracts that may be terminated by the government, which may affect its ability to recognize all of its potential revenue and profit from the project.

Most government contracts are subject to termination by the government either at its convenience or upon the default of the contractor. If the government terminates a contract at its convenience, then Hill typically is able to recover only costs incurred or committed, settlement expenses and profit on work completed prior to termination, which could prevent Hill from recognizing all of its potential revenue and profit from that contract. If the government terminates the contract due to Hill’s default, Hill could be liable for excess costs incurred by the government in re-procuring services from another source, as well as other costs.

Hill’s contracts with governmental agencies are subject to audit, which could result in adjustments to reimbursable contract costs or, if Hill is charged with wrongdoing, possible temporary or permanent suspension from participating in government programs.

Hill’s books and records are subject to audit by the various governmental agencies it serves and by their representatives. These audits can result in adjustments to reimbursable contract costs and allocated overhead. In addition, if as a result of an audit, Hill or one of its subsidiaries is charged with wrongdoing or the government agency determines that Hill or one of its subsidiaries is otherwise no longer eligible for federal contracts, then Hill or, as applicable, that subsidiary, could be temporarily suspended or, in the event of convictions or civil judgments, could be prohibited from bidding on and receiving future government contracts for a period of time. Furthermore, as a U.S. government contractor, Hill is subject to an increased risk of investigations, criminal prosecution, civil fraud, whistleblower lawsuits and other legal actions and liabilities to which non-government contractors are not, the results of which could have a material adverse effect on Hill’s operations.

Hill submits change orders to its customers for work it performs beyond the scope of some of its contracts. If Hill’s customers do not approve these change orders, its net income and results of operations could be adversely impacted.

Hill typically submits change orders under some of its contracts for payment of work performed beyond the initial contractual requirements. The applicable customers may not approve or may contest these change orders and Hill cannot assure you that these claims will be approved in whole, in part or at all. If these claims are not approved, Hill’s net income and results of operations could be adversely impacted.

Hill’s business and operating results could be adversely affected by losses under fixed-price contracts.

Hill sometimes enters into fixed-price contracts that require it to either perform all work under the contract for a specified lump-sum or to perform an estimated number of units of work at an agreed price per unit, with the total payment determined by the actual number of units performed. A significant portion of Hill’s revenues comes from fixed-price contracts. Fixed-price contracts expose Hill to a number of risks not inherent in cost-plus contracts, including underestimation of costs, ambiguities in specifications, unforeseen costs or difficulties, delays beyond Hill’s control, failures of subcontractors to perform and economic or other changes that may occur during the contract period. Losses under fixed-price contracts could have a material adverse effect on Hill’s business.

Hill’s backlog of uncompleted projects under contract or awarded is subject to unexpected adjustments and cancellations, including future appropriations by the applicable contracting government agency, and is, therefore, an uncertain indicator of its future revenues and profits.

At December 31, 2005, Hill’s backlog of uncompleted projects under contract or awarded was approximately $281 million. Neither we nor Hill’s management can assure you that the revenues attributed to uncompleted projects under contract will be realized or, if realized, will result in profits. Many projects may remain in Hill’s backlog for an extended period of time because of the size or long-term nature of the contract. In addition, from time to time projects are scaled back or cancelled. These types of backlog reductions adversely affect the revenue and profit that Hill ultimately receives from contracts reflected in its backlog. Included in Hill’s backlog is the maximum amount of all indefinite delivery/indefinite quantity (“ID/IQ”), or task order, contracts, or a lesser amount if Hill does not reasonably expect to be issued task orders for the maximum amount of such contracts. Neither we nor Hill’s management can provide any assurance that Hill will in fact be awarded the maximum amount of such contracts.

Hill is dependent upon its key personnel.

Hill is dependent upon the efforts of its executive officers, particularly Irvin Richter. Mr. Richter has served as Hill’s only Chief Executive Officer since its founding in 1976, and the loss of Mr. Richter’s services could have an adverse effect on Hill’s operations. On or prior to the consummation of the merger, Hill and Mr. Richter intend to enter into an employment agreement for a term of three years, commencing on the effective date of the merger. Hill maintains key-man life insurance coverage for Mr. Richter.

Hill’s ability to grow and compete in its industry will be harmed if it does not retain the continued service of its key management, sales and technical personnel and identify, hire and retain additional qualified personnel.

There is intense competition for qualified management, sales and technical personnel in the industry sectors in which Hill competes. Hill may not be able to continue to attract and retain qualified personnel who are necessary for the development of its business or to replace qualified personnel. Any growth Hill experiences is expected to place increased demands on its resources and will likely require the addition of personnel and the development of additional expertise by existing personnel. Also, some of Hill’s personnel hold security clearance levels required to obtain government projects and, if Hill were to lose some or all of these personnel, they may be difficult to replace. Loss of the services of, or failure to recruit, key personnel could limit Hill’s ability to complete existing projects successfully and to compete for new projects.

Hill’s dependence on subcontractors, partners and specialists could adversely affect its business.

Hill relies on third-party subcontractors as well as third-party strategic partners and specialists to complete its projects. To the extent that Hill cannot engage such subcontractors, partners or specialists or cannot engage them on a competitive basis, its ability to complete a project in a timely fashion or at a profit may be impaired. If Hill is unable to engage appropriate strategic partners or specialists in some instances, it could lose the ability to win some contracts. In addition, if a subcontractor or specialist is unable to deliver its services according to the negotiated terms for any reason, including the deterioration of its financial condition or over-commitment of its resources, Hill may be required to purchase the services from another source at a higher price. This may reduce the profit to be realized or result in a loss on a project for which the services were needed.

If Hill’s partners fail to perform their contractual obligations on a project, Hill could be exposed to legal liability, loss of reputation or reduced profits.

Hill sometimes enters into subcontracts and other contractual arrangements with outside partners to jointly bid on and execute a particular project. The success of these joint projects depends on the satisfactory performance of the contractual obligations of Hill’s partners. If any of its partners fails to satisfactorily perform its contractual obligations, Hill may be required to make additional investments and provide additional services to complete the project. If Hill is unable to adequately address its partner’s performance issues, then its client could terminate the joint project, exposing Hill to legal liability, loss of reputation or reduced profits.

Hill’s services expose it to significant risks of liability and its insurance policies may not provide adequate coverage.

Hill’s services involve significant risks of professional and other liabilities that may substantially exceed the fees that it derives from its services. In addition, Hill sometimes contractually assumes liability under indemnification agreements. Hill cannot predict the magnitude of potential liabilities from the operation of its business.

Hill currently maintains comprehensive general liability, umbrella and professional liability insurance policies. Professional liability policies are “claims made” policies. Thus, only claims made during the term of the policy are covered. Additionally, Hill’s insurance policies may not protect it against potential liability due to various exclusions and retentions. Partially or completely uninsured claims, if successful and of significant magnitude, could have a material adverse affect on Hill’s business.

Also, the terrorist attacks that occurred on September 11, 2001 have had a material adverse effect on the insurance industry as a whole. Consequently, along with its competition, Hill has experienced, and expects to continue to experience, a significant increase in its insurance premiums.

International operations expose Hill to legal, political and economic risks in different countries and currency exchange rate fluctuations could adversely affect its financial results.

During the fiscal years ending December 27, 2003 and January 1, 2005, and during the nine months ended October 1, 2005, revenues attributable to Hill’s international operations were 21.9%, 28.1% and 36.3%, respectively. Hill’s management expects the percentage of revenues attributable to its international operations to increase. There are risks inherent in doing business internationally, including:

•	lack of developed legal systems to enforce contractual rights;

•	greater risk of uncollectible accounts and longer collections cycles;

•	currency exchange rate fluctuations;

•	imposition of governmental controls;

•	political and economic instability;

•	changes in U.S. and other national government policies affecting the markets for Hill’s services;

•	changes in regulatory practices, tariffs and taxes;

•	potential non-compliance with a wide variety of non-U.S. laws and regulations; and

•	general economic and political conditions in these foreign markets.

Any of these factors could have a material adverse effect on Hill’s business, results of operations or financial condition.

Changes to the laws of the foreign countries in which Hill operates may adversely affect its international operations.

Hill has contracts to perform services for projects located in a number of foreign countries, including, among others, the United Kingdom, Romania, Macedonia, Serbia, Croatia, Latvia, Iraq, Kuwait, Bahrain, Qatar, Egypt, Senegal, Morocco and the United Arab Emirates. Hill expects to have additional similar contracts in the future. In addition, Hill has offices in eleven foreign countries. The laws and regulations in the countries in which Hill is working on projects or in which it has offices might change in a manner that negatively impacts Hill’s business. Such changes could have a material adverse effect on Hill’s business.

Hill’s business sometimes requires its employees to travel to and work in high security risk countries, which may result in employee injury, repatriation costs or other unforeseen costs.

Many of Hill’s employees often travel to and work in high security risk countries around the world that are undergoing or that may undergo political, social and economic upheavals resulting in war, civil unrest, criminal activity or acts of terrorism. For example, Hill has employees working in Iraq, a high security risk country with substantial civil unrest and acts of terrorism. As a result, Hill may be subject to costs related to employee injury, repatriation or other unforeseen circumstances.

Hill has acquired and may continue to acquire businesses as strategic opportunities arise and may be unable to realize the anticipated benefits of those acquisitions.

Since 1998, Hill has acquired seven companies and its strategy is to continue to expand and diversify its operations with additional acquisitions as strategic opportunities arise. Some of the risks that may affect Hill’s ability to realize any anticipated benefits from companies that it acquires include:

•	unexpected losses of key personnel or clients of the acquired business;

•	difficulties arising from the increasing scope, geographic diversity and complexity of its operations;

•	diversion of management’s attention from other business concerns; and

•	adverse effects on existing business relationships with clients.

In addition, managing the growth of Hill’s operations will require Hill to continually improve its operational, financial and human resources management systems and other internal systems and controls. If Hill is unable to manage any growth effectively or to successfully integrate any acquisitions, that could have a material adverse effect on Hill’s business.

Risks Related to the Merger

There will be a substantial number of shares of Arpeggio’s common stock available for sale in the future that may increase the volume of common stock available for sale in the open market and may cause a decline in the market price of our common stock.

The consideration to be issued in the merger to the Hill stockholders will include 14,500,000 shares of Arpeggio common stock that will be issued at the closing and up to an additional 6,600,000 shares that may be issued if certain earnings targets are met subsequent to the closing. These shares will be restricted and cannot be sold publicly until the expiration of the restricted period under the lock-up agreements (December 31, 2007) and under Rule 144 promulgated under the Securities Act of 1933. However, upon expiration of the restricted period, the presence of such additional shares eligible for trading in the public market may have an adverse effect on the market price of our common stock.

Our outstanding warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders. This might have an adverse effect on the market price of the common stock.

Outstanding redeemable warrants to purchase an aggregate of 13,600,000 shares of common stock issued in the IPO will become exercisable after the consummation of the merger. These will be exercised only if the $5.00 per share exercise price is below the market price of our common stock. To the extent they are exercised, additional shares of our common stock will be issued, which will result in dilution to our stockholders and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of such shares.

Our working capital will be reduced if Arpeggio stockholders exercise their right to convert their shares into cash. This would reduce our cash reserve after the merger.

Pursuant to our certificate of incorporation, holders of shares issued in our IPO may vote against the merger and demand that we convert their shares into a pro rata share of the trust account where a substantial portion of the net proceeds of the IPO are held. We and Hill will not consummate the merger if holders of 1,360,000 or more shares of common stock issued in our IPO exercise these conversion rights. To the extent the merger is consummated and holders have demanded to so convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company following the merger. As of             , 2006, the record date, assuming the merger proposal is adopted, the maximum amount of funds that could be disbursed to our stockholders upon the exercise of their conversion rights is approximately $            , or approximately 20% of the funds then held in the trust account. Any payment upon exercise of conversion rights will reduce our cash after the merger, which may limit our ability to implement our business plan.

If Arpeggio stockholders fail to vote or abstain from voting on the merger proposal, they may not exercise their conversion rights to convert their shares of common stock of Arpeggio into a pro rata portion of the trust account as of the record date.

Arpeggio stockholders holding shares of Arpeggio stock issued in our IPO who affirmatively vote against the merger proposal may, at the same time, demand that we convert their shares into a pro rata portion of the trust account as of the record date. Arpeggio stockholders who seek to exercise this conversion right must affirmatively vote against the merger. Any Arpeggio stockholder who fails to vote or who abstains from voting on the merger proposal may not exercise his conversion rights and will not receive a pro rata portion of the trust account for conversion of his shares.

If we are unable to obtain a listing of our securities on Nasdaq or any stock exchange, it may be more difficult for our stockholders to sell their securities.

Arpeggio’s units, common stock and warrants are currently traded in the over-the-counter market and quoted on the OTCBB. We have applied for listing on Nasdaq. Generally, Nasdaq requires that a company applying for listing on the Nasdaq SmallCap Market have stockholders’ equity of not less than $5.0 million or a market value of listed securities of $50 million or net income from continuing operations of not less than $750,000, at least 1,000,000 publicly held shares, and a minimum bid price of $4.00 with over 300 round lot stockholders. There is no assurance that such listing will be obtained and listing is not a condition to closing the merger. If we are unable to obtain a listing or approval of trading of our securities on Nasdaq, then it may be more difficult for stockholders to sell their securities.

Our current directors and executive officers own shares of common stock and warrants and have other interests in the merger that are different from yours. If the merger is not approved the securities held by them will become worthless. Consequently, they may have a conflict of interest in determining whether particular changes to the business combination with Hill or waivers of the terms thereof are appropriate.

All of our officers and directors own stock in Arpeggio, which they purchased prior to our IPO. Additionally, such persons (including our special advisor) purchased 1,010,500 warrants in the aftermarket after our IPO. Our executives and directors are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to shares they acquired prior to our IPO. Therefore, if the merger is not approved and we are forced to liquidate, such shares held by our officers and directors will be worthless, as will the warrants, which cannot be sold by them prior to the consummation of the merger. Also, after the completion of the merger, Eric S. Rosenfeld and Arnaud Ajdler will serve as members of the board of directors of Arpeggio. As such, in the future each may receive certain cash fees and stock awards that the Arpeggio board of directors may determine to pay its non-executive directors. In addition, if Arpeggio liquidates prior to the consummation of a business combination, Eric S. Rosenfeld, our current chairman of the board, chief executive officer and president, will be personally liable to pay debts and obligations, if any, to vendors and other entities that are owed money by Arpeggio for services rendered or products sold to Arpeggio, or to any target business, to the extent such debts and obligations are not covered by Arpeggio’s assets, excluding amounts in the trust fund.

These personal and financial interests of our directors and officers may have influenced their decision to approve our business combination with Hill. In considering the recommendations of our board of directors to vote for and our special advisor to support the merger proposal and other proposals, you should consider these interests. Additionally, the exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest.

Voting control by our executive officers, directors and other affiliates may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval.

Upon consummation of the merger, the persons who are parties to the voting agreement (Irvin Richter, David Richter, Brady Richter, Eric Rosenfeld and Arnaud Ajdler) will own approximately 63.6% of our voting stock. These persons have agreed to vote for each other’s designees to our board of directors through director elections in 2007. Accordingly, they will be able to control the election of directors and, therefore, our policies and direction during the term of the voting agreement. This concentration of ownership and voting agreement could have the effect of delaying or preventing a change in our control or discouraging a potential acquirer from attempting to obtain control of us, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their shares of common stock.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Hill in such forward-looking statements, including among other things:

•	the number and percentage of our stockholders voting against the merger proposal and seeking conversion;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	continued compliance with government regulations;

•	legislation or regulatory environments, requirements or changes adversely affecting the business in which Hill is engaged;

•	fluctuations in customer demand;

•	management of rapid growth;

•	general economic conditions;

•	Hill’s business strategy and plans; and

•	the results of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of us, Hill or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Arpeggio and Hill undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the merger agreement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on Arpeggio and/or Hill.

SPECIAL MEETING OF ARPEGGIO STOCKHOLDERS

General

We are furnishing this proxy statement to Arpeggio stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of Arpeggio stockholders to be held on                  , 2006, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about                  , 2006 in connection with the vote on the proposed merger, the certificate of incorporation amendments and stock option plan. This document provides you with the information we believe you should know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held on                  , 2006, at          a.m., eastern standard time at the offices of Graubard Miller, our counsel, The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174.

Purpose of the Arpeggio Special Meeting

At the special meeting, we are asking holders of Arpeggio common stock to:

•	approve the merger agreement and the transactions contemplated thereby (merger proposal);

•	approve an amendment to our certificate of incorporation to change our name from “Arpeggio Acquisition Corporation” to “Hill International, Inc.” (name change amendment);

•	approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 30,000,000 to 75,000,000 (capitalization amendment);

•	approve an amendment to our certificate of incorporation to remove the preamble and sections A through D, inclusive, of Article Sixth from the certificate of incorporation from and after the closing of the merger, as these provisions will no longer be applicable to us, and to redesignate section E of Article Sixth, which relates to the staggered board, as Article Sixth (Article Sixth amendment); and

•	approve the adoption of the Employee Stock Option Plan (stock option plan proposal).

Recommendation of Arpeggio Board of Directors

Our board of directors:

•	has unanimously determined that each of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal is fair to and in the best interests of us and our stockholders;

•	has unanimously approved the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal;

•	unanimously recommends that our common stockholders vote “FOR” the merger proposal;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the name change amendment;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the capitalization amendment;

•	unanimously recommends that our common stockholders vote “FOR” the proposal to adopt the Article Sixth amendment; and

•	unanimously recommends that our common stockholders vote “FOR” the proposal to approve the stock option plan proposal.

Record Date; Who is Entitled to Vote

We have fixed the close of business on                  , 2006, as the “record date” for determining Arpeggio stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on                  , 2006, there were 8,300,000 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share at the special meeting.

Pursuant to agreements with us, the 1,500,000 shares of our common stock held by stockholders who purchased their shares of common stock prior to our IPO will be voted on the merger proposal in accordance with the majority of the votes cast at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker. If you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal. Since a stockholder must affirmatively vote against the merger proposal to have conversion rights, individuals who fail to vote or who abstain from voting may not exercise their conversion rights. Beneficial holders of shares held in “street name” that are voted against the merger may exercise their conversion rights. See the information set forth in “Special Meeting of Arpeggio Stockholders – Conversion Rights.”

Vote of Our Stockholders Required

The approval of the adoption of the merger, the name change amendment, the capitalization amendment and the Article Sixth amendment will require the affirmative vote of the holders of a majority of Arpeggio common stock outstanding on the record date. Because each of these proposals requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against these proposals; however, you cannot seek conversion unless you affirmatively vote against the merger proposal.

In order to consummate the merger, each of the name change amendment and the capitalization amendment proposals must be approved by the stockholders. For both of the name change amendment and the capitalization amendment to be implemented, the merger proposal must be approved by the stockholders.

The approval of the stock option plan proposal will require the affirmative vote of the holders of a majority of our common stock represented and entitled to vote at the meeting. Abstentions are deemed entitled to vote on the proposal. Therefore, they have the same effect as a vote against the proposal. Broker non-votes are not deemed entitled to vote on the proposal and, therefore, they will have no effect on the vote on the proposal.

Voting Your Shares

Each share of Arpeggio common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of Arpeggio common stock at the special meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the adoption of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal.

•	You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF OUR COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE MERGER PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF A DEMAND OF CONVERSION OF YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF OUR IPO ARE HELD.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Eric S. Rosenfeld, our chairman, chief executive officer and president, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Mackenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 or Eric S. Rosenfeld, our chairman, chief executive officer and president, at (212) 319-7676.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the meeting.

Conversion Rights

Any of our stockholders holding shares of Arpeggio common stock issued in our IPO who affirmatively votes against the merger proposal may, at the same time, demand that we convert his shares into a pro rata portion of the trust account as of the record date. If demand is made and the merger is consummated, we will convert these shares into a pro rata portion of funds held in a trust account plus interest, as of the record date. Arpeggio stockholders who seek to exercise this conversion right must affirmatively vote against the merger. Abstentions and broker non-votes do not satisfy this requirement.

The last sale price of our common stock on                      , 2006 (the record date) was $             and the per-share, pro-rata cash held in the trust account on that date was approximately $                    . Prior to exercising conversion rights, our stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

If the holders of at least 1,360,000 or more shares of common stock issued in our IPO (an amount equal to 20% or more of those shares), vote against the merger and demand conversion of their shares, we will not be able to consummate the merger.

If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the merger, properly demand conversion, continue to hold those shares through the effective time of the merger and then tender your stock certificate to us. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated.

Appraisal Rights

Stockholders of Arpeggio do not have appraisal rights in connection with the merger.

Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

We have engaged Mackenzie Partners, Inc. to assist in the proxy solicitation process. We will pay Mackenzie Partners, Inc. a fee of $4,000 plus reasonable out-of-pocket charges and a flat fee of $3.50 per outbound proxy solicitation call. Such costs will be paid with non-trust funds.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Arpeggio Inside Stockholders

At the close of business on the record date, Eric S. Rosenfeld, Arnaud Ajdler, Leonard B. Schlemm, Jon Bauer, Colin D. Watson and James G. Dinan, who we collectively refer to as the Arpeggio Inside Stockholders, beneficially owned and were entitled to vote 1,500,000 shares or approximately 18.1% of the then outstanding shares of our common stock, which includes all of the shares held by our directors and executive officers and their affiliates. Eric S. Rosenfeld is currently chairman of our board of directors and our chief executive officer and president, Arnaud Ajdler is currently our chief financial officer, secretary and a director, and Messrs. Schlemm, Bauer, Watson and Dinan are currently directors. All of the Arpeggio Inside Stockholders agreed to vote the 1,500,000 shares they purchased prior to our IPO on the merger proposal in accordance with the majority of the votes cast by the holders of shares issued in our IPO. The Arpeggio Inside Stockholders also agreed, in connection with the IPO, to place these shares in escrow until June 24, 2007.

THE MERGER PROPOSAL

The discussion in this document of the merger and the principal terms of the merger agreement, dated as of December 5, 2005, as amended, by and among Arpeggio, Hill International, Inc. and the Hill stockholders is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement, as amended, is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Merger

Pursuant to the merger agreement, Hill will merge with and into Arpeggio. The separate corporate existence of Hill shall cease. Arpeggio will be renamed Hill International, Inc. after completion of the merger. Holders of all the issued and outstanding shares of common stock of Hill will receive 14,500,000 shares of Arpeggio common stock at the closing. Immediately after the completion of the merger, the Hill stockholders will own approximately 63.6% of Arpeggio’s common stock, assuming that no Arpeggio stockholders seek conversion of their Arpeggio stock into their pro rata share of the trust fund. The merger agreement also provides for the Hill stockholders to receive up to an additional 6,600,000 shares of Arpeggio common stock, contingent upon the combined companies attaining certain EBIT targets.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Arpeggio and Hill. The following is a brief discussion of the background of these negotiations, the merger agreement and related transactions.

Arpeggio was formed on April 2, 2004 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Arpeggio completed its IPO on June 30, 2004, raising net proceeds of approximately $36,772,000. Of these net proceeds, $35,352,000 was placed in a trust account immediately following the IPO and, in accordance with Arpeggio’s certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of Arpeggio. Arpeggio must liquidate unless it has consummated a business combination by June 30, 2006. As of September 30, 2005, approximately $36,357,327 was held in deposit in the trust account.

Promptly following Arpeggio’s IPO, we contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms, as well as numerous other business relationships. Through these efforts, we identified and reviewed information with respect to more than 75 target companies.

By October 2005, we had entered into substantial discussions with several companies, including the type and amount of consideration to be provided relative to a potential transaction. Four of these companies were provided with a preliminary letter of intent. For a number of reasons, including an inability to agree on valuation and perceived issues with the overall structure of a transaction, all but one of these opportunities did not prove to be satisfactory candidates for an acquisition. Negotiations advanced with one of the companies, a manufacturer of solar energy products, that had requested bids from us and a number of other potential acquirers. We submitted a bid after extensive due diligence review of it and its operations, but our bid was not accepted. We understand that the company had determined that it did not want to be a publicly owned entity.

In October 2005, Arpeggio was introduced to Hill by Messrs. Scott Isherwood and David Boris, two investment bankers at Morgan Joseph & Co., Inc. (“Morgan Joseph”). Mr. Boris had previously worked for Eric Rosenfeld, our chairman and CEO, at Oppenheimer & Co. late 1980s, where Mr. Rosenfeld was a Managing Director and Mr. Boris was a Senior Vice President. Mr. Boris had also previously brought to our attention another potential target to which we sent a letter of intent. We did not reach agreement with that target because it was acquired by another company. Prior to this introduction, none of our directors or officers was familiar with Hill. On October 19, 2005, a confidentiality agreement was executed and Arpeggio received a Confidential Executive Summary prepared by Morgan Joseph. On October 21, 2005, Mr. Rosenfeld, our Chairman and CEO, and Mr. Sgro, an employee of Crescendo Advisors II LLC (an investment firm of which Eric Rosenfeld is the president and chief executive officer), met in Arpeggio’s offices with Mr. David L. Richter, President and COO of Hill, Mr. Isherwood and Mr. Boris as well as Mr. Clarke and Mr. Taylor, two other investment bankers at Morgan Joseph. Mr. Ajdler, one of our directors and CFO, participated in the meeting by telephone. Both Arpeggio and Hill described their respective companies and answered questions for the other party. Following this meeting, Mr. Rosenfeld had a phone conversation with Mr. Isherwood during which he gave an oral indication of interest in Hill.

On October 28, 2005, Messrs. Rosenfeld, Ajdler and Sgro met with Mr. Irvin Richter, Chairman and CEO of Hill, Mr. David Richter and Mr. Isherwood at Hill’s headquarters in Marlton, New Jersey. During this meeting, Messrs. Irvin and David Richter described Hill’s business and provided additional information regarding Hill and its prospects. Messrs. Rosenfeld, Ajdler and Sgro asked numerous questions regarding the business. Arpeggio and Hill also discussed the valuation parameters of a potential transaction. Subsequent to this meeting, Arpeggio sent a preliminary term sheet to Hill. After that, Messrs. Rosenfeld, Ajdler and Sgro had several conversations with Mr. Isherwood and Mr. Clarke regarding the term sheet.

On November 3, 2005, we held a telephonic meeting of our board of directors to approve our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and to review Arpeggio’s discussions with various companies. Messrs. Rosenfeld, Ajdler, Watson, Bauer and Schlemm, constituting five out of our six directors, were present at the meeting. During the meeting, the directors discussed a number of potential target businesses, including Hill. Messrs. Rosenfeld and Ajdler described the potential Hill transaction in detail at this meeting.

On November 11, 2005, Mr. Rosenfeld and Mr. Ajdler had a telephonic conversation with Messrs. Irvin and David Richter regarding the valuation of Hill. On November 12, 2005, Mr. Rosenfeld had another telephonic conversation with Mr. Irvin Richter regarding valuation. On November 12, 2005 a letter of intent was sent to Hill. Over the next few days, there were a number of conversations among Hill, Arpeggio and Morgan Joseph. During the course of these conversations, the final merger consideration was agreed to. On November 16, 2005, we entered into a letter of intent with Hill.

On the day the letter of intent was executed, we delivered to Hill an extensive due diligence request list. We also hired BDO Seidman, LLP, to assist us with accounting and tax due diligence. Our attorneys began to compile and to review the due diligence materials received from Hill. Simultaneously, we worked with our counsel to prepare a first draft of the merger agreement. We also retained Capitalink to render an opinion that the consideration to be paid in the merger is fair to our stockholders and to opine that the fair market value of Hill is at least 80% of our net assets.

On November 21, 2005, Messrs. Rosenfeld, Ajdler and Sgro spent the day at Hill’s headquarters to continue their due diligence. Messrs. Ajdler and Sgro, as well as our representative from BDO Seidman, LLP, also visited Hill’s headquarters on November 22, 2005. During these two days, we met with the key senior managers of Hill. Mr. Clarke was present on November 21, 2005. During this visit, we delivered the first draft of the merger agreement to Hill, which resulted in additional discussions and negotiations of various aspects of the proposed business combination. Succeeding drafts of the transaction documents were prepared in response to comments and suggestions of the parties and their counsel, with management and counsel for both companies engaging in numerous telephonic conferences and negotiating sessions. Included in the various transaction documents were an Escrow Agreement, Voting Agreement, Lock-Up Agreement, and Employment Agreements for Messrs. Irvin Richter, David Richter and Stuart Richter.

On November 25, 2005, we held a telephonic meeting of our board of directors to discuss the proposed business combination with Hill. Messrs. Rosenfeld, Ajdler, Watson, Bauer and Schlemm, constituting five out of our six directors, were present at the meeting. Joel Greenblatt, our special advisor was also present by invitation. Prior to the meeting, the executed letter of intent as well as financial, operational and descriptive information about Hill was sent to the directors and to Mr. Greenblatt. Messrs. Rosenfeld and Ajdler described Hill and the deal structure and a discussion among the directors and our special advisor ensued. On November 30, 2005, we held a telephonic meeting of our board of directors to further discuss the proposed business combination with Hill and to update the board members as to the status of the negotiations. Messrs. Rosenfeld, Ajdler, Watson, Bauer, Dinan and Schlemm, constituting all of our directors, were present at the meeting. Copies of the most recent drafts of the significant transaction documents were delivered to the directors in connection with their consideration of the proposed business combination with Hill, including the merger agreement, escrow agreement, voting agreement, lock-up agreement and the employment agreements for Messrs. Irvin Richter, David Richter and Stuart Richter.

On December 4, 2005, another telephonic meeting of the board of directors was held. All directors attended, as did, by invitation, Joel Greenblatt, our special advisor, Noah Scooler of Graubard Miller, and representatives of Capitalink. Prior to the meeting, copies of the most recent drafts of the significant transaction documents, in substantially final form, were delivered to the directors and Mr. Greenblatt. Messrs. Salpeter, Cassel and Wai of Capitalink made a presentation regarding the fairness of the consideration to be paid in the merger. Mr. Salpeter advised the board that it was the opinion of Capitalink that the consideration to be paid in the merger was fair to our stockholders from a financial point of view, and that the fair market value of Hill is at least 80% of our net assets. Mr. Salpeter and Wai detailed for the board the analysis performed by Capitalink and made a presentation concerning how Capitalink had arrived at its opinion. Mr. Salpeter and Wai discussed at length with our board the different analyses used to determine whether or not the merger consideration to be paid by us was fair from a financial point of view to our stockholders, as well as to determine the fair market value of Hill. After considerable review and discussion, the merger agreement and related documents were unanimously approved, subject to final negotiations and modifications, and the board and our special advisor determined to recommend the approval of the merger agreement. For a more detailed description of the Capitalink fairness opinion, see the section entitled “The Merger Proposal – Fairness Opinion.”

The merger agreement was signed on December 5, 2005. Immediately thereafter, Arpeggio issued a press release and filed a Current Report on Form 8-K announcing the execution of the merger agreement and discussing the terms of the merger agreement.

The merger agreement was amended on December 30, 2005 to amend the voting agreement to fix the number of directors to be designated by the Signing Stockholders and Messrs. Rosenfeld and Ajdler at seven and to amend Schedule 5.2 to the Merger Agreement to reflect such change.

Arpeggio’s Board of Directors’ Reasons for the Approval of the Merger

The final agreed-upon consideration in the merger agreement was determined by several factors. Arpeggio’s board of directors reviewed various industry and financial data, including certain valuation analyses and metrics compiled by members of the board in order to determine that the consideration to be paid to Hill was reasonable and that the merger was in the best interests of Arpeggio’s stockholders.

Arpeggio conducted a due diligence review of Hill that included an industry analysis, a description of Hill’s existing business model, a valuation analysis and financial projections in order to enable the board of directors to ascertain the reasonableness of this range of consideration. During its negotiations with Hill, Arpeggio did not receive services from any financial advisor because its officers and directors believe that their experience and backgrounds, together with the experience and background of Arpeggio’s special advisor, Joel Greenblatt, were sufficient to enable them to make the necessary analyses and determinations.

The Arpeggio board of directors concluded that the merger agreement with Hill is in the best interests of Arpeggio’s stockholders. The Arpeggio board of directors obtained a fairness opinion prior to approving the merger agreement.

The Arpeggio board of directors considered a wide variety of factors in connection with its evaluation of the merger. In light of the complexity of those factors, the Arpeggio board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Arpeggio board may have given different weight to different factors.

In considering the merger, the Arpeggio board of directors gave considerable weight to the following factors:

Hill’s record of growth and expansion and high potential for future growth

Important criteria to Arpeggio’s board of directors in identifying an acquisition target were that the company has established business operations, that it was generating current revenues, and that it has what the board believes to be a potential to experience rapid growth. Arpeggio’s board of directors believes that Hill has in place the infrastructure for strong business operations both domestically and internationally to achieve growth both organically and through acquisitions. Recent investments in infrastructure should allow Hill to grow both organically and through acquisitions with minimal additional overhead. Since 1998, Hill has completed seven acquisitions, three of which involved project management firms and four of which were focused on construction claims, located in the United States and the United Kingdom. Arpeggio’s board believes that Hill’s successful integration of these firms demonstrates its ability to add value through acquisitions.

The experience of Hill’s management

Another important criteria to Arpeggio’s board of directors in identifying an acquisition target was that the company have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to lead a company in a rapidly changing environment. Arpeggio’s board of directors believes that Hill’s management has significant experience in the construction management and construction claims industry. Mr. Irvin E. Richter has more than 30 years of experience advising clients regarding construction contracts and claims and Mr. David L. Richter has over 10 years experience at Hill.

Hill’s ability to execute its business plan after the merger using its own available cash resources since part of the cash held in our trust account may be used to pay Arpeggio’s public stockholders who vote against the merger and exercise their conversion rights

Arpeggio’s board of directors considered the risk that the current public stockholders of Arpeggio would vote against the merger and demand to convert their shares for cash upon consummation of the merger, thereby reducing the amount of cash available to Arpeggio following the merger or cause a condition of the merger agreement not to be met. Arpeggio’s board of directors deemed this risk to be no worse with regard to Hill than it would be for other target companies and believes that Hill will still be able to implement its business plan, even if the full amount of the funds deposited in the trust account is not available at closing.

Satisfaction of 80% Test

It is a requirement that any business acquired by Arpeggio have a fair market value equal to at least 80% of Arpeggio’s net assets at the time of acquisition, which assets shall include the amount in the trust account. Based on the financial analysis of Hill generally used to approve the transaction, the Arpeggio board of directors determined that this requirement was met. The board determined that consideration being paid in the merger, which amount was negotiated at arms-length, was fair to and in the best interests of Arpeggio and its stockholders and appropriately reflected Hill’s value. The Arpeggio board of directors believes because of the financial skills and background of several of its members, it was qualified to conclude that the acquisition of Hill met this requirement. However, Arpeggio has also received an opinion from Capitalink that the 80% test has been met.

Interests of Arpeggio’s directors and officers in the merger

In considering the recommendation of the board of directors of Arpeggio to vote for the proposals to approve the merger agreement, the certificate of incorporation amendments and the equity stock plan proposal, you should be aware that certain members of the Arpeggio board have agreements or arrangements that provide them with interests in the merger that differ from, or are in addition to, those of Arpeggio stockholders generally. In particular:

•	if the merger or another business combination is not consummated by June 30, 2006, Arpeggio will be liquidated. In such event, the shares of common stock held by Arpeggio’s directors and officers that were acquired before the IPO would be worthless because Arpeggio’s directors and officers are not entitled to receive any of the liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $ based upon the last sale price of $ on the OTCBB on , 2006. Moreover, the Arpeggio officers, directors and special advisor have purchased 1,010,500 warrants in the public market, for an aggregate purchase price of $652,145, all of which will become worthless if the merger is not consummated (as will the remainder of the public warrants);

•	the transactions contemplated by the merger agreement provide that Eric S. Rosenfeld will be a director of Arpeggio (in the class to stand for reelection in 2007) and Arnaud Ajdler will be a director of Arpeggio (in the class to stand for reelection in 2008). As such, each may receive certain cash fees and stock awards if the Arpeggio board of directors determines to pay such fees and awards to its non-executive directors; and

•	if Arpeggio liquidates prior to the consummation of a business combination, Eric S. Rosenfeld, Arpeggio’s chairman, chief executive officer and president, will be personally liable to pay debts and obligations to vendors and other entities that are owed money by Arpeggio for services rendered or products sold to Arpeggio, or to any target business, to the extent such debts and obligations are not covered by Arpeggio’s assets, excluding amounts in the trust fund. Based on Arpeggio’s estimated debts and obligations, it is not currently expected that Mr. Rosenfeld will have any exposure under this arrangement in the event of a liquidation.

Recommendation of Arpeggio’s Board of Directors

After careful consideration, Arpeggio’s board of directors determined unanimously that each of the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal is fair to and in the best interests of Arpeggio and its stockholders. Arpeggio’s board of directors has approved and declared advisable the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal and unanimously recommends that you vote or give instructions to vote “FOR” each of the proposals to adopt the merger proposal, the name change amendment, the capitalization amendment, the Article Sixth amendment and the stock option plan proposal. Mr. Greenblatt, our special advisor, also supported the proposals.

The foregoing discussion of the information and factors considered by the Arpeggio board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Arpeggio board of directors.

Fairness Opinion

In connection with its determination to approve the merger, Arpeggio’s board of directors engaged Capitalink, L.C. to provide it with a “fairness opinion” as to whether (i) the merger consideration to be paid by Arpeggio is fair, from a financial point of view, to Arpeggio’s stockholders and (ii) the fair market value of Hill is at least equal to 80% of Arpeggio’s net assets. Capitalink, which was founded in 1998 and is headquartered in Coral Gables, Florida, provides publicly and privately held businesses and emerging growth companies with a broad range of investment banking and advisory services. As part of its business, Capitalink regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. Arpeggio selected Capitalink on the basis of Capitalink’s experience, recommendations from other companies that had engaged Capitalink for similar purposes, its ability to do the research and provide the fairness opinion within the required timeframe and the competitiveness of its fee, which was specified by Capitalink in its proposal to the board. Capitalink does not beneficially own any interest in either Arpeggio or Hill and has not provided either company with any other services.

Arpeggio has paid Capitalink a fee of $75,000 in connection with the preparation and issuance of its opinion and will reimburse Capitalink for its reasonable out-of-pocket expenses, including attorneys’ fees. In addition, we have also agreed to indemnify and hold Capitalink, its officers, directors, principals, employees, affiliates, and members, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses (collectively the “Losses”) or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) arising out of, based upon, or in any way related or attributed to, (i) any breach of a representation, or warranty made by us in our agreement with Capitalink; or (ii) any activities or services performed under that agreement by Capitalink, unless such Losses were the result of the intentional misconduct or gross negligence of Capitalink.

Capitalink made a presentation to our board of directors on December 4, 2005 and subsequently delivered its written opinion to the board of directors, which stated that, as of December 4, 2005, and based upon and subject to the assumptions made, matters considered and limitations on its review as set forth in the opinion, (i) the merger consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Hill is at least equal to 80% of our net assets. The amount of the merger consideration was determined pursuant to negotiations between us and Hill and not pursuant to recommendations of Capitalink.

The full text of the written opinion of Capitalink is attached as Annex D and is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. The Capitalink opinion is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the merger. Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the merger as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the merger and other alternatives to the merger that might exist for us. Capitalink has consented to the use of its opinion in this proxy statement.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

•	Reviewed the merger agreement.

•	Reviewed publicly available financial information and other data with respect to Arpeggio, including the Annual Report on Form 10-KSB for the year ended December 31, 2004, the Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 and the Registration Statement on Form S-1 filed on April 23, 2004, and amendments thereto.

•	Reviewed financial and other information with respect to Hill, including the audited financial statements for the 52/53 week fiscal periods ended nearest to December 31, 2002, 2003 and 2004, the unaudited financial statements for the 39 weeks ended nearest to September 30, 2004 and 2005, and other financial information and projections prepared by Hill management.

•	Considered the historical financial results and present financial condition of both Arpeggio and Hill.

•	Reviewed certain publicly available information concerning the trading of, and the market for, the common stock of Arpeggio.

•	Reviewed and analyzed the indicated value range of the merger consideration.

•	Reviewed and analyzed the free cash flows of Hill and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to Hill.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Hill.

•	Reviewed and compared the net asset value of Arpeggio to the indicated fair market value of Hill.

Capitalink also performed such other analyses and examinations as it deemed appropriate and held discussions with Arpeggio and Hill management in relation to certain financial and operating information furnished to Capitalink, including financial analyses with respect to their respective businesses and operations.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of Arpeggio and Hill management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. Capitalink did not make a physical inspection of the properties and facilities of Arpeggio and Hill and did not make or obtain any evaluations or appraisals of either company’s assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether Arpeggio and Hill had good title to their respective assets. Capitalink assumed that the merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Capitalink assumed that the merger will be consummated substantially in accordance with the terms set forth in the merger agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the stockholders of Arpeggio. In addition, based upon discussions with Arpeggio management, Capitalink assumed that the merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code.

Capitalink’s opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, December 4, 2005. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the merger and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the merger consideration to Arpeggio’s stockholders. Further, the summary of Capitalink’s analyses described below is not a complete description of the analyses underlying Capitalink’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink’s view of the value of Hill’s assets. The estimates contained in Capitalink’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink’s analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The analyses performed were prepared solely as part of Capitalink’s analysis of the fairness, from a financial point of view, of the merger consideration to our stockholders, and were provided to our board of directors in connection with the delivery of Capitalink’s opinion. The opinion of Capitalink was just one of the many factors taken into account by our board of directors in making its determination to approve the merger, including those described elsewhere in this proxy statement.

Hill Financial Review

Capitalink undertook a review of Hill’s historical financial data in order to understand and interpret its operating and financial performance and strength. As part of this analysis, Hill’s revenue and earnings are adjusted to remove any unusual or extraordinary sources of revenue and expenses. The adjustments provide a more accurate portrayal of Hill’s underlying operating earnings and financial performance. Capitalink noted the following:

•	Hill’s revenue, which excludes reimbursable expenses, ranged from $48.1 million in fiscal year (“FY”) 2002, to approximately $75.2 million for the latest twelve month (“LTM”) period ended September 30, 2005. The compound average annual growth rate (“CAGR”) for revenue over this period was approximately 17.6%.

•	While the Company had completed six acquisitions since 1998, approximately 90% of its growth has been organic as a result of overall growth in the engineering and construction sector both domestically and overseas and the increase in project outsourcing by major corporations.

•	Normalized earnings before interest, taxes, depreciation and amortization (“EBITDA”) has fluctuated over the review period and decreased from approximately $3.3 million in FY2002 to approximately $2.8 million in FY2004. However, in line with the increase in revenues, total EBITDA for the LTM period increased to approximately $7.3 million.

•	EBITDA margins (calculated as a percentage of revenues) decreased from 6.8% in FY2002 to 4.5% in FY2004 and then increased to 9.6% in the LTM period, reaching their highest level over the review period. The increase in margins is attributable to improved efficiencies within the organization in addition to economies of scale benefits as revenue continues to increase.

•	As of October 1, 2005, Hill had approximately $9.3 million in total debt, primarily relating to its debt revolver. Hill management expects this loan to be repaid after completion of the merger.

•	Over the review period, the 12-month backlog has significantly increased from approximately $46.5 million as of December 31, 2002, to approximately $86.1 million as of October 1, 2005. Capitalink noted that net revenue as a percentage of the prior year backlog ranged from 139.6% in FY2002 to approximately 125.1% for the LTM period ended October 1, 2005.

Merger Consideration Analysis

The merger consideration consists of the immediate issuance of 14.5 million shares of our common stock and up to 6.6 million additional shares of our common stock to be paid in the future (and contingent on Hill achieving certain EBIT targets). Capitalink utilized this range of shares issued (of between 14.5 million and 21.1 million shares) in determining the range of indicated value of the merger consideration.

Capitalink determined an indicated value of our common stock by using Arpeggio management’s estimation of the liquidation value per share as of March 31, 2006 of approximately $5.45. Based on these assumptions, Capitalink arrived at an indicated value range for the merger consideration of approximately $79.0 million (14.5 million shares multiplied by $5.45) to approximately $115.0 million (21.1 million shares multiplied by $5.45).

Valuation Overview

Based upon a review of the historical and projected financial data and certain other qualitative data for Hill, Capitalink utilized several valuation methodologies and analyses to determine ranges of values. Capitalink utilized the discounted cash flow, the comparable company and the comparable transaction analyses (all of which are discussed in more detail hereinafter) to derive an indicated equity value of Hill.

Based upon the low and high range of the analyses, Capitalink determined a range of indicated equity value of approximately $79.0 million to approximately $134.0 million. Capitalink noted that the low end of the range is a more representative of Hill’s indicated value if it does not meet its projections, and the high end of the range is more representative of Hill’s value if it does achieve its projections.

Capitalink noted that the Hill indicated equity value range of approximately $79.0 million to approximately $134.0 million is wider than the merger consideration range of approximately $79.0 million to approximately $115.0 million.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Capitalink utilized the forecasts provided by Hill management, which project strong growth in revenues from FY2004 to FY2008. The projections assume net revenue growth of 25.0% each year, of which between 15-20% will be from organic growth, and 5-10% will be from future acquisitions. In addition, Hill’s projections assume that its net operating profit margins will expand from 8.4% in the LTM period to 12.1% by fiscal year 2008. The above projections were solely used in connection with the rendering of Capitalink’s fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections used by Capitalink were prepared by Hill management and are not to be interpreted as projections of future performance (or “guidance”) by Arpeggio.

In order to arrive at a present value, Capitalink utilized discount rates ranging from 14.5% to 15.5%. This was based on an estimated weighted average cost of capital (“WACC”) of 15.2% (based on

Hill’s estimated weighted average cost of debt of 7.5% and a 16.1% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate industry risk and size premiums and a company specific risk factor of 2.0%, reflecting the risk of continuing to generate 25% revenue growth and increasing margins throughout the projection period.

Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on revenue and EBITDA as well as using long term perpetual growth rates.

Utilizing terminal revenue multiples of between 1.10 times and 1.30 times, terminal EBITDA multiples of between 9.0 times and 11.0 times, and long-term perpetual growth rates of between 8.0% and 9.0%, Capitalink calculated a range of indicated enterprise values.

The total enterprise values above were then decreased by Hill’s net debt of approximately $9.6 million (which includes approximately $9.3 million in interest bearing debt and approximately negative $0.3 million in cash balances as of October 1, 2005), to derive an indicated equity value range of approximately $101.1 million to $134.3 million.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Hill with respect to business and revenue model, operating sector, size, and target customer base.

Because of the difficulty of finding publicly listed companies that are involved in both the construction management and claims consulting businesses, Capitalink examined two sets of comparable companies:

•	Construction Management – Publicly listed companies that are involved in the management of construction projects and/or the provision of construction engineering services (the “Project Comparable Companies”).

•	Claims Consulting – Publicly listed companies that are involved in the provision of litigation consulting and arbitration services (the “Claims Comparable Companies”, and, together with the Project Comparable Companies, the “Comparable Companies”).

Project Comparable Companies

Capitalink located five Project Comparable Companies including Jacobs Engineering Group, URS Corp., Washington Group International, Perini Corporation and Sweco AB. All of these companies are much larger than Hill and most provide other ancillary services such as architectural services, operations and maintenance services and construction services. The LTM revenue for the Project Comparable Companies ranged from approximately $407.7 million to approximately $5.6 billion, compared with approximately $75.2 million for Hill.

Hill was more profitable than all of the Project Comparable Companies with respect to EBITDA margins. The LTM EBITDA margin for Hill was 9.6%, compared with a range of 3.4% to 9.1% for the Project Comparable Companies. Hill management also estimates a steady increase in Hill’s margin to 11.2% in FY2006.

Compared to the Project Comparable Companies, Hill is in the top end of the range with approximately 30.2% and 33.3% projected growth for EBITDA and net income, respectively for FY2006.

In comparison, the Project Comparable Companies’ projected mean EBITDA and net income growth was 15.3% and 17.3%, respectively.

Multiples utilizing share price, market value and enterprise value were used in the analyses. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income.

Capitalink generated a number of multiples worth noting with respect to the Project Comparable Companies:

•	The share price to CY2005 EPS multiple ranged from 18.8 times to 26.9 times with a mean of 23.3 times.

•	The share price to CY2006 EPS multiple ranged from 17.3 times to 21.7 times, with a mean of 19.8 times.

•	The enterprise value to CY2005 EBITDA multiple ranged from 9.6 times to 12.4 times, with a mean of 11.0 times.

•	The enterprise value to CY2006 EBITDA multiple ranged from 8.8 times to 11.1 times, with a mean of 9.6 times.

Claims Comparable Companies

Capitalink located three Claims Comparable Companies including FTI Consulting, Navigant Consulting and Charles Taylor Consulting. All of these companies are much larger than Hill and all of them provide other ancillary consulting services such as economic and corporate finance consulting services. The LTM revenue for the Claims Comparable Companies ranged from approximately $108.5 million to approximately $554.3 million, compared with approximately $75.2 million for all of Hill.

The Claims Comparable Companies were more profitable than Hill with respect to EBITDA margins. The LTM EBITDA margin for Hill was 9.6%, compared with a range of 19.5% to 23.9% for the Claims Comparable Companies.

Hill’s projected growth for FY 2006 (30.2% EBITDA and 33.3% net income growth) is higher than that of the Claims Comparable Companies. In comparison, the Claims Comparable Companies’ projected mean EBITDA and net income growth were 13.3% and 15.7%, respectively.

Capitalink generated a number of multiples worth noting with respect to the Claims Comparable Companies:

•	The share price to CY2005 EPS multiple ranged from 20.7 times to 20.9 times with a mean of 20.8 times.

•	The share price to CY2006 EPS multiple ranged from 17.4 times to 18.6 times, with a mean of 18.0 times.

•	The enterprise value to CY2005 EBITDA multiple ranged from 9.0 times to 10.2 times, with a mean of 9.6 times.

•	The enterprise value to CY2006 EBITDA multiple ranged from 7.8 times to 9.2 times, with a mean of 8.5 times.

Capitalink also reviewed the historical multiples generated for the Comparable Companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last ten years was 9.1 times. Capitalink also noted that most of the Comparable Companies were trading close to their 12-month share price highs, and many, including Jacobs Engineering Group, Inc., URS Corp., Perini Corp., FTI Consulting and Navigant Consulting, have made recent acquisitions and/or recently raised additional capital.

Capitalink selected an appropriate multiple range for Hill by examining the range provided by the Comparable Companies and taking into account certain company-specific factors. Capitalink expects Hill to be valued slightly above the average of the EBITDA and EPS multiples because of its higher historical and projected earnings growth and significant backlog, offset by its smaller size and limited range of services.

Based on the above factors, Capitalink applied a selected multiple range to Hill’s CY2005 and CY2006 net income and EBITDA to determine a range of indicated equity and enterprise values. Capitalink deducted net debt of approximately $9.6 million to derive an indicated equity value range of approximately $96.8 million to approximately $109.4 million for Hill.

None of the Comparable Companies has characteristics identical to Hill. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Comparable Transaction Analysis

A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in industries related to Hill. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Because of the difficulty of finding transactions involving targets that are involved in both the construction management and claims consulting businesses, Capitalink examined two sets of comparable transactions:

•	Construction Management – Transactions involving target companies that are involved in the management of construction projects and/or the provision of construction engineering services (the “Project Comparable Transactions”).

•	Claims Consulting – Transactions involving target companies that are involved in the provision of litigation consulting and arbitration services (the “Claims Comparable Transactions”, and, together with the Project Comparable Transactions, the “Comparable Transactions”).

Based on the information disclosed with respect to the targets in each of the Comparable Transactions, Capitalink calculated and compared total enterprise value as a multiple of LTM revenue and LTM EBITDA.

Project Comparable Transactions

Capitalink located five Project Comparable Transactions announced since January 2003 and for which detailed financial information was available. Capitalink noted the following with respect to the multiples generated:

•	The enterprise value to LTM revenue multiple ranged from 0.23 times to 1.49 times, with a mean of 0.66 times.

•	The enterprise value to LTM EBITDA multiple ranged from 7.5 times to 9.4 times, with a mean of 8.4 times.

Claims Comparable Transactions

Capitalink located two Claims Comparable Transactions announced since January 2003 and for which detailed financial information was available. Capitalink noted the following with respect to the multiples generated:

•	The enterprise value to LTM revenue multiple ranged from 1.43 times to 1.86 times, with a mean of 1.64 times.

•	The enterprise value to LTM EBITDA multiple ranged from 6.2 times to 14.1 times, with a mean of 10.1 times.

Capitalink expects Hill to be valued above the average of the Comparable Transactions, due to its recent historical earnings growth and significant projected future growth.

Based on the above factors, Capitalink applied a selected multiple range to Hill’s LTM revenue and LTM EBITDA to determine a range of indicated enterprise values. Capitalink then deducted net debt of approximately $9.6 million to derive an indicated equity value range of approximately $79.0 million to approximately $97.5 million.

None of the target companies in the Comparable Transactions has characteristics identical to Hill. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

80% Test

Arpeggio’s initial business combination must be with a target business whose fair market value is at least equal to 80% of Arpeggio’s net assets at the time of such acquisition.

Capitalink reviewed and estimated Arpeggio’s net assets at the close of the merger in comparison to Hill’s indicated range of fair market value. For the purposes of this analysis, Capitalink assumed (i) that Hill’s fair market value is equivalent to its equity value; and (ii) that Arpeggio’s net asset value is its stockholders’ equity as of September 30, 2005. Since 80% of Arpeggio’s net asset value is approximately $37.4 and the range of equity value of Hill is approximately $79.0 million to $134.0 million, Capitalink determined that the 80% test was met.

Conclusion

Based on the information and analyses set forth above, Capitalink delivered its written opinion to our board of directors, which stated that, as of December 4, 2005, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the merger consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Hill is at least equal to 80% of our net assets.

Material Federal Income Tax Consequences of the Merger

The following section is a summary of the material United States federal income tax consequences of the merger to holders of Arpeggio common stock and is based on an opinion given to Arpeggio by its tax counsel. This discussion addresses only those Arpeggio security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the Code), and does not address all the United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;

•	investors in pass-through entities;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who hold Arpeggio common stock as part of a straddle, hedge, constructive sale or conversion transaction;

•	persons who are not citizens or residents of the United States; and

•	holders of Hill common stock, including persons who acquired their shares of Hill common stock through the exercise of an employee stock option or otherwise as compensation.

The following is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Arpeggio nor Hill intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

Tax Consequences of the Merger to Arpeggio stockholders

No gain or loss will be recognized by stockholders of Arpeggio if their conversion rights are not exercised.

A stockholder of Arpeggio who exercises conversion rights and effects a termination of the stockholder’s interest in Arpeggio will generally be required to recognize gain or loss upon the exchange of that stockholder’s shares of common stock of Arpeggio for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Arpeggio common stock. This gain or loss will generally be a capital gain or loss if such shares were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the share of Arpeggio common stock is more than one year.

Tax Consequences of the Merger Generally to Arpeggio

No gain or loss will be recognized by Arpeggio as a result of the merger.

This discussion is intended to provide only a general summary of the material United States federal income tax consequences of the merger, and is not a complete analysis or description of all potential United States federal tax consequences of the merger. This discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger.

Anticipated Accounting Treatment

The merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) for accounting and financial reporting purposes. Under this method of accounting, Arpeggio will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of Hill issuing stock for the net monetary assets of Arpeggio, accompanied by a recapitalization. The net monetary assets of Arpeggio will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The retained earnings of Hill will be carried forward after the merger. Operations prior to the merger will be those of Hill.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Delaware necessary to effectuate the transactions contemplated by the merger proposal.

THE MERGER AGREEMENT

The following summary of the material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, as amended, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

General; Structure of Merger

On December 5, 2005, Arpeggio entered into a merger agreement with Hill and the Signing Stockholders. Hill will effectuate the merger by merging with and into Arpeggio. Arpeggio will be the surviving corporation in the merger through an exchange of all the issued and outstanding shares of capital stock of Hill for shares of common stock of Arpeggio.

The merger agreement was amended on December 30, 2005 to amend the voting agreement to fix the number of directors to be designated by the Signing Stockholders and Messrs. Rosenfeld and Ajdler at seven and to amend Schedule 5.2 to the Merger Agreement to reflect such change.

The Hill stockholders approved and adopted the merger agreement, as amended, and the transactions contemplated thereby by virtue of the execution of the merger agreement and the amendment. Accordingly, no further action is required to be taken by Hill stockholders to approve the merger.

Closing and Effective Time of the Merger

The closing of the merger will take place promptly following the satisfaction of the conditions described below under “The Merger Agreement — Conditions to the Closing of the Merger,” unless Arpeggio and Hill agree in writing to another time. The merger is expected to be consummated in the second quarter of 2006.

Name; Headquarters; Stock Symbols

After completion of the merger:

•	the name of Arpeggio will be Hill International, Inc.;

•	the corporate headquarters and principal executive offices will be located at 303 Lippincott Centre, Marlton, New Jersey 08053, which is Hill’s corporate headquarters; and

•	Arpeggio and Hill will cause the common stock, warrants and units outstanding prior to the merger, which are quoted on the OTCBB, to continue being quoted on the OTCBB or listed on Nasdaq. In the event Arpeggio’s common stock, warrants and units are quoted on Nasdaq at the time of the closing, the symbols will change to ones determined by the board of directors and the trading medium that are reasonably representative of the corporate name or business of Arpeggio.

Merger Consideration

Pursuant to the merger agreement, the holders of securities of Hill outstanding immediately before the merger will receive, in exchange for such securities, 14,500,000 shares of Arpeggio common stock at the closing. Immediately following the merger, the Hill stockholders will own approximately 63.6% of the total issued and outstanding Arpeggio common stock, assuming that no Arpeggio stockholders seek conversion of their Arpeggio stock into their pro rata share of the trust fund.

The merger agreement also provides for the Hill stockholders to receive up to an additional 6,600,000 shares of Arpeggio common stock, contingent upon the combined companies attaining the following EBIT targets:

Fiscal Year Ending 12/31	Earnings Before Interest and Taxes	Contingent Shares
2006	$9.9 million	2.3 million
2007	$13.5 million	2.3 million
2008	$18.4 million	1.0 million
2009	$24.9 million	1.0 million

Escrow Agreement

Of the shares to be issued to the Hill stockholders at the closing, 1,740,000 shares, or 12%, will be placed in escrow to secure the indemnity rights of Arpeggio under the merger agreement and will be governed by the terms of an escrow agreement. The escrow agreement is attached as Annex F hereto. We encourage you to read the escrow agreement in its entirety.

Lock-Up Agreements

A condition to the closing of the merger is that the Signing Stockholders shall have entered into lock-up agreements that provide that they not sell or otherwise transfer any of the shares of common stock of Arpeggio that they receive in the merger until December 31, 2007, subject to certain exceptions, including the right to use their shares to secure margin loans not to exceed 20% of the value of the shares at the time the loans are made.

Employment Agreements

A condition to the closing of the merger agreement is that Irvin E. Richter, Hill’s current chairman and chief executive officer, David L. Richter, Hill’s current president and chief operating officer, and Stuart S. Richter, one of Hill’s current senior vice presidents, shall enter into employment agreements with Arpeggio upon the consummation of the merger. Copies of each form of employment agreement are attached as Annex G, H and I hereto. For a summary of the employment agreements, see the section entitled “Employment Agreements.” We encourage you to read the employment agreements in their entirety.

Election of Directors; Voting Agreement

A condition to the closing of the merger is that the Signing Stockholders, on the one hand, and Messrs. Rosenfeld and Ajdler, on the other hand, shall enter into a voting agreement pursuant to which they agree to vote for the other’s designees to Arpeggio’s board of directors through the election in 2008 as follows:

•	in the class to stand for reelection in 2006 — Irvin E. Richter, , and ;

•	in the class to stand for reelection in 2007 — David L. Richter and Eric S. Rosenfeld;

•	in the class to stand for reelection in 2008 — Arnaud Ajdler and .

Pursuant to the merger agreement, upon consummation of the merger, the directors of Arpeggio shall be Irvin E. Richter, David L. Richter, Eric S. Rosenfeld, Arnaud Ajdler and three other persons designated by Hill. Under the voting agreement, the Signing Stockholders will designate five directors and Messrs. Rosenfeld and Ajdler will designate two directors. Irvin E. Richter, David L. Richter, currently directors of Hill,                     ,                      and                      will be the initial designees of the Signing Stockholders. Messrs. Rosenfeld and Ajdler, currently directors of Arpeggio, will be their own initial designees. The voting agreement is attached as Annex E hereto. We encourage you to read the voting agreement in its entirety.

Arpeggio’s directors do not currently receive any cash compensation for their services as members of the board of directors. However, in the future, non-employee directors may receive certain cash fees and stock awards that the Arpeggio board of directors may determine to pay.

Representations and Warranties

The merger agreement contains representations and warranties of each of Hill and Arpeggio relating, among other things, to:

•	proper corporate organization and similar corporate matters;

•	subsidiaries;

•	capital structure of each constituent company;

•	the authorization, performance and enforceability of the merger agreement;

•	no conflict; required filings and consents;

•	licenses and permits;

•	taxes;

•	financial information and absence of undisclosed liabilities;

•	holding of leases and ownership of other properties, including intellectual property;

•	restrictions on business activities;

•	contracts;

•	title to properties;

•	environmental matters;

•	absence of certain changes;

•	litigation;

•	employee benefit plans; and

•	labor matters.

The Signing Stockholders have represented and warranted, among other things, as to their accredited investor status.

Covenants

Arpeggio and Hill have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. They have also agreed, subject to certain exceptions, to continue to operate their respective businesses in the ordinary course prior to the closing and not to take the following actions without the prior written consent of the other party:

•	waive any stock repurchase rights, accelerate, amend or (except as specifically provided for in the merger agreement) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

•	grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date of the merger agreement and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement;

•	transfer or license to any person or otherwise extend, amend or modify any material rights to any intellectual property of Hill or Arpeggio, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event will Hill or Arpeggio license on an exclusive basis or sell any intellectual property of Hill or Arpeggio, as applicable;

•	declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•	purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Hill and Arpeggio, as applicable, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to stock option or purchase agreements in effect on the date hereof;

•	issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

•	amend its certificate of incorporation or bylaws;

•	acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Arpeggio or Hill, as applicable to the extent that the aggregate consideration to be paid with respect thereto is in excess of $1,000,000, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

•	sell, lease, license, encumber or otherwise dispose of any properties or assets, except (i) sales of inventory in the ordinary course of business consistent with past practice, and (ii) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

•	incur any indebtedness for borrowed money in excess of $1,000,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Arpeggio or Hill, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

•	adopt or amend any employee benefit plan, policy or arrangement, any employee merger or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

•	pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities previously disclosed in financial statements to the other party in connection with the merger agreement or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which Hill is a party or of which Hill is a beneficiary or to which Arpeggio is a party or of which Arpeggio is a beneficiary, as applicable;

•	except in the ordinary course of business consistent with past practices, modify, amend or terminate any material contract of Hill or Arpeggio, as applicable, or waive, delay the exercise of, release or assign any material rights or assign any material rights or claims thereunder;

•	except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

•	except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $250,000 in any 12 month period;

•	engage in any action that could reasonably be expected to cause the merger to fail to qualify as a “reorganization” under Section 368(a) of the Code;

•	settle any litigation to which an officer, director, stockholder or holder of derivative securities of Hill is a party or where the consideration given by Hill is other than monetary;

•	make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice;

•	permit any person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

•	make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

•	make or omit to take any action which would be reasonably anticipated to have a material adverse effect;

•	enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice; or

•	agree in writing or otherwise agree, commit or resolve to take any of the foregoing actions.

The merger agreement also contains additional covenants of the parties, including covenants providing for:

•	the parties to use commercially reasonable efforts to obtain all necessary approvals from stockholders, governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the merger agreement;

•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	Arpeggio to prepare and file this proxy statement;

•	the Signing Stockholders to release and forever discharge Hill and its directors, officers, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages arising out of or resulting from such Signing Stockholder’s status as a holder of an equity interest in Hill, and employment, service, consulting or other similar agreement entered into with Hill prior to the consummation of the merger agreement;

•	Hill and the Signing Stockholders to waive their rights to make claims against Arpeggio to collect from the trust fund established for the benefit of the Arpeggio stockholders who purchased their securities in Arpeggio’s IPO for any moneys that may be owed to them by Arpeggio for any reason whatsoever, including breach by Arpeggio of the merger agreement or its representations and warranties therein;

•	each officer and director of Hill and the Signing Stockholders to agree that he shall not, after the consummation of the merger and prior to December 31, 2007, sell, transfer or otherwise dispose of an interest in any of the shares of Arpeggio common stock he receives as a result of the merger other than as permitted pursuant to his lock-up agreement;

•	each Signing Stockholder, at or prior to the consummation of the merger, to (i) repay to Hill any loan by Hill to such Signing Stockholder and any other amount owed by the Signing Stockholder to Hill; (ii) cause any guaranty or similar arrangement pursuant to which Hill has guaranteed the payment or performance of any obligations of such Signing Stockholder to a third party to be terminated; and (iii) cease to own any direct equity interests in any subsidiary of Hill or in any other person that utilizes the name “Hill International.” Hill shall use its best efforts to enable the Signing Stockholders to accomplish the foregoing;

•	Arpeggio and Hill to use their reasonable best efforts to obtain the listing for trading on Nasdaq of Arpeggio common stock and warrants. If such listing is not obtainable by the closing of the merger, Arpeggio and Hill will continue to use their best efforts after closing of the merger to obtain such listing; and

•	Arpeggio to maintain current policies of directors’ and officers’ liability insurance with respect to claims arising from facts and events that occurred prior to the consummation of the merger for a period of six years after the consummation of the merger.

Conditions to Closing of the Merger

General Conditions

Consummation of the merger agreement and the related transactions is conditioned on the Arpeggio stockholders, at a meeting called for these purposes, (i) adopting the merger agreement and approving the merger, (ii) approving the change of Arpeggio’s name, and (iii) approving the increase of the authorized shares of Arpeggio’s common stock from 30,000,000 to 75,000,000. The Arpeggio stockholders will also be asked to adopt the stock option plan and to approve the removal of all of the provisions of Article Sixth of Arpeggio’s certificate of incorporation other than the paragraph relating to Arpeggio’s classified board of directors. The consummation of the merger is not dependent on the approval of either of such actions. In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon normal closing conditions in a transaction of this nature, including:

•	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

•	Arpeggio’s stockholders have approved the merger agreement, the name change amendment and capitalization amendment;

•	holders of twenty percent (20%) or more of the shares of Arpeggio common stock issued in Arpeggio’s IPO and outstanding immediately before the consummation of the merger shall not have exercised their rights to convert their shares into a pro rata share of the trust fund in accordance with Arpeggio’s certificate of incorporation;

•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the merger agreement have been materially complied with by the delivering party; and

•	Arpeggio’s common stock being quoted on the OTCBB or approved for listing on Nasdaq and there being no action or proceeding pending or threatened against Arpeggio by the NASD to prohibit or terminate the quotation of Arpeggio’s common stock on the OTCBB or the trading thereof on Nasdaq.

Hill’s Conditions to Closing

The obligations of Hill to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Arpeggio since the date of the merger agreement;

•	Hill shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from Graubard Miller, counsel to Arpeggio; and

•	Arpeggio shall have made appropriate arrangements to have the trust fund disbursed to Arpeggio immediately upon the Closing.

Arpeggio’s Conditions to Closing

The obligations of Arpeggio to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to Hill since the date of the merger agreement;

•	employment agreements between Arpeggio and Irvin E. Richter, David L. Richter, and Stuart S. Richter shall be in full force and effect;

•	Arpeggio shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from McCarter & English, LLP, counsel to Hill;

•	Arpeggio shall have received “comfort” letters from BDO Seidman, LLP and Amper, Politziner & Mattia, P.C. dated the date of distribution of this proxy statement and the date of consummation of the merger, in forms customary for transactions of this nature, confirming that certain financial data in this proxy statement, other than the numbers in the actual financial statements, are derived from the financial statements and/or from the accounting records of the respective company; and

•	The voting agreement and the lock-up agreements shall be in full force and effect.

Indemnification

As the sole remedy for the obligation of the stockholders of Hill to indemnify and hold harmless Arpeggio for any damages, whether as a result of any third party claim or otherwise, and which arise as a result of or in connection with the breach of representations and warranties and agreements and covenants of Hill, at the closing, 12% of the shares of Arpeggio common stock to be issued to the Hill stockholders upon consummation of the merger will be deposited in escrow. Of the shares placed in escrow, five-sixths will be available for the satisfaction of all indemnification claims other than those relating to taxes and one-sixth will be available solely for the satisfaction of tax indemnification claims. Any indemnification payments shall be paid solely from the shares placed in escrow or, at the election of a holder of the escrow shares, in cash paid by such holder in substitution for such shares. Claims for indemnification may be asserted by Arpeggio once the damages exceed $500,000 and are indemnifiable to the extent that damages exceed that amount; however, claims with respect to taxes and certain other matters are not subject to such threshold. The shares available for indemnification claims other than those relating to taxes, less any of the shares applied in satisfaction of a claim for indemnification and the shares related to a claim for indemnification that is then unresolved, will be released on the first business day following the date that is 30 days after the date on which Arpeggio files its Report on Form 10-K pursuant to the Exchange Act of 1934, as amended, for its 2006 fiscal year, to such persons in the same proportions as initially deposited in escrow. Shares still in escrow on December 10, 2010, will be released on the next business day, even if claims to which they relate are not then resolved. For purposes of satisfying an indemnification claim, shares of Arpeggio common stock will be valued at the average reported last sales price for the ten trading days ending on the last day prior to the day that the claim is paid. The escrow agreement is attached as Annex F hereto. We encourage you to read the escrow agreement in its entirety.

The board of directors of Arpeggio has appointed Eric Rosenfeld to take all necessary actions and make all decisions pursuant to the escrow agreement regarding Arpeggio’s right to indemnification under the merger agreement. If Mr. Rosenfeld ceases to so act, the board shall appoint as a successor a person who was a director of Arpeggio prior to the closing or some other person who would qualify as an “independent” director of Arpeggio and who had no relationship with Hill prior to the closing. Mr. Rosenfeld, and any successor, is charged with making determinations whether Arpeggio will be entitled to indemnification, and may make a claim for indemnification by giving notice to Irvin Richter, as representative of the Hill stockholders, with a copy to the escrow agent, specifying the details of the claim. Mr. Richter, or his successor, who may be appointed by him, or by the board of Arpeggio, acting through its members who were directors of Hill prior to the closing, from among those of the former stockholders of Hill, or such other person as such members may designate, may accept the claim or dispute it. If the claim is disputed by Mr. Richter and not ultimately resolved by negotiation, it shall be determined by arbitration. Upon a claim and its value becoming established by the parties or through arbitration, it is payable from the shares placed in escrow or cash substituted therefor.

Termination

The merger agreement may be terminated at any time, but not later than the closing as follows:

•	by mutual written consent of Arpeggio and Hill;

•	by either party if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

•	by either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by either party if, at the Arpeggio stockholder meeting, the merger agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Arpeggio’s common stock, or the holders of 20% or more of the shares issued in Arpeggio’s IPO exercise their conversion rights; or

•	by either party if the merger has not been consummated by June 30, 2006.

Effect of Termination

In the event of proper termination by either Arpeggio or Hill, the merger agreement will become void and have no effect, without any liability or obligation on the part of Arpeggio or Hill, except that:

•	the confidentiality obligations set forth in the merger agreement will survive;

•	the waiver by Hill and the Signing Stockholders of all rights against Arpeggio to collect from the trust account any moneys that may be owed to them by Arpeggio for any reason whatsoever, including but not limited to a breach of the merger agreement, and the acknowledgement that neither Hill nor the Signing Stockholders will seek recourse against the trust account for any reason whatsoever, will survive;

•	the rights of the parties to bring actions against each other for breach of the merger agreement will survive; and

•	the fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

The merger agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the merger. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the merger is consummated. If the merger is consummated, the fees and expenses of Hill will be paid from the working capital of the combined companies.

Hill entered into an Engagement Letter, dated September 29, 2005, with Morgan Joseph & Co., Inc., whereby Hill engaged Morgan Joseph to serve as its exclusive financial advisor in connection with the merger. Pursuant to the terms of the Engagement Letter, Hill will pay Morgan Joseph upon the closing of the merger a fee equal to 1.25% of the aggregate consideration received by the stockholders of Hill as a result of the merger. Included in such aggregate consideration is the value of Hill’s long-term debt continued in the merger as well as 75% of the present value (calculated at a 10% discount rate) of consideration that will be granted contingent on achievement of the EBIT targets. In addition, Hill will reimburse Morgan Joseph for its reasonable out-of-pocket expenses. Hill has also agreed to indemnify Morgan Joseph and its affiliates from and against all losses, claims, damages, liabilities or expenses related to or arising out of Hill’s engagement of Morgan Joseph. The exact amount of Morgan Joseph’s fee will not be known until closing, but for purposes of the pro forma condensed consolidated balance sheet of Arpeggio and Hill, it was estimated that Morgan Joseph’s fee will be approximately $1,250,000.

Confidentiality; Access to Information

Arpeggio and Hill will afford to the other party and its financial advisors, accountants, counsel and other representatives prior to the completion of the merger reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel, as each party may reasonably request. Arpeggio and Hill will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the merger agreement.

Amendment

The merger agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties. The merger agreement was amended on December 30, 2005 to amend the voting agreement to fix the number of director designees at seven and to amend Schedule 5.2 to the Merger Agreement to reflect the directors of Arpeggio upon effectiveness of the merger.

Extension; Waiver

At any time prior to the closing, any party to the merger agreement may, in writing, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;

•	waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and

•	waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement.

Public Announcements

Arpeggio and Hill have agreed that, until closing or termination of the merger agreement, the parties will:

•	cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the merger agreement and the transactions governed by it; and

•	not issue or otherwise make any public announcement or communication pertaining to the merger agreement or the transaction without the prior consent of the other party, which shall not be unreasonably withheld by the other party, except as may be required by applicable laws or court process.

Arbitration

Any disputes or claims arising under or in connection with merger agreement or the transactions contemplated thereunder will be resolved by binding arbitration. Arbitration will be commenced by the filing by a party of an arbitration demand with the American Arbitration Association (“AAA”). The arbitration will be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. Each party consents to the exclusive jurisdiction of the federal and state courts located in the State of New York, New York County for such purpose. The arbitration shall be conducted in New York City. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator shall be assessed against the losing party.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following unaudited pro forma condensed consolidated balance sheet combines the historical consolidated balance sheet of Hill as of October 1, 2005 and the historical balance sheet of Arpeggio as of September 30, 2005, giving effect to the merger pursuant to the merger agreement as if the merger had been consummated on October 1, 2005 and treated as a recapitalization of Hill (a reverse merger). Because the merger is treated as a recapitalization, a pro forma statement of operations has not been presented.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information from the unaudited financial statements of Hill as of October 1, 2005 and Arpeggio as of September 30, 2005. Neither Hill nor Arpeggio assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the Hill audited and unaudited financial statements and related notes included elsewhere in this proxy statement and the Arpeggio audited and unaudited financial statements included elsewhere in this proxy statement.

The following information should be read in conjunction with the pro forma condensed consolidated balance sheet:

•	accompanying notes to the unaudited pro forma condensed balance sheet;

•	separate historical consolidated financial statements of Hill for the year ended January 1, 2005 and as of and for the nine months ended October 1, 2005 included elsewhere in this document; and

•	separate historical financial statements of Arpeggio for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005 included elsewhere in this document.

The unaudited pro forma condensed consolidated balance sheet at October 1, 2005 has been prepared using two different levels of assumptions with respect to the Arpeggio stockholders, as follows:

•	assuming No Conversions: This presentation assumes that no stockholders of Arpeggio seek to convert their shares into a pro rata share of the trust account; and

•	assuming Maximum Conversions: This presentation assumes stockholders of Arpeggio owning 19.99% of the stock sold in the IPO seek conversion.

The assets and liabilities of Arpeggio have been presented at their historical cost (which is considered to be the equivalent of estimated fair value) with no goodwill or other intangible assets recorded and no increment in stockholders’ equity.

Unaudited Pro Forma Condensed Balance Sheet

Assuming No Conversions

At October 1, 2005

(In thousands)

	At October 1, 2005 Hill	At September 30, 2005 Arpeggio	Adjustments		Pro Forma
			Increase
			(Decrease)
Assets
Cash and cash equivalents	$43	$710	$35,112	(1)	$35,865
US Government securities held in Trust Fund	—	36,354	(36,354	)(1)	—
Accrued interest receivable, Trust Fund	—	4	(4	)(1)	—
Other current assets	31,347	25	—		31,372

Total current assets	31,390	37,093	(1,246)		67,237
Property and equipment, net	2,732	—	—		2,732
Other assets	5,435	—	—		5,435

Total assets	$39,557	$37,093	$(1,246)		$75,404

Liabilities and stockholders’ equity
Total current liabilities, excluding current portion of long-term debt	$21,444	$49	$—		$21,493
Long-term debt, including current portion	9,107	—			9,107
Common stock subject to possible conversion		7,268	(7,268	)(2)	—
Other long-term liabilities	2,527				2,527
Common stock	80	1	(80	)(3)	1
Additional paid-in capital, net of treasury stock	653	29,528	(2,000	)(1)	28,181
			7,268	(2)	7,268
			327	(3)	327
Retained earnings accumulated during development stage		247	(247	)(3)	—
Retained earnings	6,406				6,406
Accumulated other comprehensive income	94				94
Due from stockholder	(754)		754	(1)	—

Stockholders’ equity	6,479	29,776	6,022		42,277

Total liabilities and stockholders’ equity	$39,557	$37,093	$(1,246)		$75,404

See notes to unaudited pro forma condensed balance sheets.

Unaudited Pro Forma Condensed Balance Sheet

Assuming Maximum Conversions

At October 1, 2005

(In thousands)

	At October 1, 2005 Hill	At September 30, 2005 Arpeggio	Adjustments		Pro Forma
			Increase (Decrease)
Assets
Cash and cash equivalents	$43	$710	$27,844	(4)	$28,597
US Government securities held in Trust Fund	—	36,354	(36,354	)(4)	—
Accrued interest receivable, Trust Fund	—	4	(4	)(4)	—
Other current assets	31,347	25	—		31,372

Total current assets	31,390	37,093	(8,514)		59,969
Property and equipment, net	2,732	—	—		2,732
Other assets	5,435	—	—		5,435

Total assets	$39,557	$37,093	$(8,514)		$68,136

Liabilities and stockholders’ equity
Total current liabilities, excluding current portion of long-term debt	$21,444	$49	$—		$21,493
Long-term debt, including current portion	9,107	—	—		9,107
Common stock subject to possible conversion		7,268	(7,268	)(4)	—
Other long-term liabilities	2,527				2,527
Common stock	80	1	(80	)(5)	1
Additional paid-in capital, net of treasury stock	653	29,528	(2,000	)(4)	28,181
			327	(5)	327
Retained earnings accumulated during development stage		247	(247	)(5)	—
Retained earnings	6,406		—		6,406
Accumulated other comprehensive income	94		—		94
Due from stockholder	(754)		754	(4)	—

Stockholders’ equity	6,479	29,776	(1,246)		35,009

Total liabilities and stockholders’ equity	$39,557	$37,093	$(8,514)		$68,136

See notes to unaudited pro forma condensed balance sheets.

Notes to Unaudited Pro Forma Consolidated Balance Sheets

Assuming no conversions:

(1)	$36,354	Conversion of US Government securities held in Trust Fund into unrestricted cash
	4	Conversion of accrued interest receivable, Trust Fund into unrestricted cash
	(2,000)	Payment of fees to investment bankers, attorneys and accountants
	754	Repayment from stockholder of due from stockholder

	$35,112	Total adjustments to cash

	(36,354)	Conversion of US Government securities held in Trust Fund into unrestricted cash
	(4)	Conversion of accrued interest receivable, Trust Fund into unrestricted cash
	(2,000)	Reduction of additional paid in capital for payment of fees to investment bankers, attorneys and accountants
	754	Reduction of due from stockholder on repayment

(2)	(7,268)	Reclassification of common stock subject to possible conversion to paid-in capital
	7,268	Reclassification of common stock subject to possible conversion to paid-in capital

(3)	(80)	Common stock
	(247)	Transfer from earnings accumulated during development stage
	327	Additional paid-in capital

Assuming maximum conversions:

(4)	$36,354	Conversion of US Government securities held in Trust Fund into unrestricted cash
	4	Conversion of accrued interest receivable, Trust Fund into unrestricted cash
	(7,268)	Conversion of dissenting shares
	(2,000)	Payment of fees to investment bankers, attorneys and accountants
	754	Repayment from stockholder of due from stockholder

	$27,844	Total adjustments to cash

	(36,354)	Conversion of US Government securities held in Trust Fund into unrestricted cash
	(4)	Conversion of accrued interest receivable, Trust Fund into unrestricted cash
	(7,268)	Reduction of dissenting shares
	(2,000)	Reduction of additional paid-in capital for payment of fees to investment bankers, attorneys and accountants
	754	Reduction of due from stockholder on repayment

(5)	(80)	Common stock
	(247)	Transfer from earnings accumulated during development stage
	327	Additional paid-in capital

PRO FORMA EARNINGS (LOSS) PER SHARE

The following table sets forth unaudited pro forma combined per share ownership information of Hill and Arpeggio after giving effect to the merger, assuming both no conversions and maximum conversions by Arpeggio stockholders. You should read this information in conjunction with the selected summary historical financial information, included elsewhere in this proxy statement, and the historical financial statements of Hill and Arpeggio and related notes that are included elsewhere in this proxy statement. The unaudited Hill and Arpeggio pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined balance sheets and related notes included elsewhere in this proxy statement.

	In thousands, except per share data
	Hill	Arpeggio	Combined Company
Number of shares of common stock outstanding upon consummation of the merger:
Assuming no conversions	14,500	8,300	22,800
Assuming maximum conversions	14,500	6,941	21,441

The unaudited pro forma consolidated statement of operations of Hill for the year ended January 1, 2005 shows a net loss of $424. The unaudited condensed consolidated statement of operations of Hill for the nine months ended October 1, 2005 shows net income of $3,966.

Based on the pro forma number of shares shown in the table above, in the column labeled “Combined Company,” Hill’s pro forma earnings (loss) per share would be:

Earnings (loss) per share
Pro forma for the year ended January 1, 2005
Assuming no conversions	$(.02)
Assuming maximum conversions	(.02)

Earnings (loss) per share
Pro forma for the nine months ended October 1, 2005
Assuming no conversions	$.17
Assuming maximum conversions	.18

NAME CHANGE AMENDMENT PROPOSAL

Pursuant to the merger agreement, we are proposing to change our corporate name from “Arpeggio Acquisition Corporation” to “Hill International, Inc.” upon consummation of the merger. The merger will not be consummated unless the proposal to change our name is approved at the meeting. If the merger is not approved, the name change amendment will not be presented at the meeting.

In the judgment of our board of directors, the change of our corporate name is necessary to reflect our merger with Hill. The Hill name has been a recognized name in the construction management business for over two decades and the construction claims business for over three decades.

The approval of the name change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE AMENDMENT.

CAPITALIZATION AMENDMENT PROPOSAL

Pursuant to the merger agreement, we are proposing to increase the number of authorized shares of Arpeggio common stock from 30,000,000 to 75,000,000 upon consummation of the merger. The merger will not be consummated unless the proposal to increase our capitalization is approved at the meeting. If the merger is not approved, the capitalization amendment will not be presented at the meeting.

In the judgment of our board of directors, the increase in our capitalization is necessary and in our stockholders’ best interests. Currently, we have 8,300,000 shares of our common stock outstanding and we will be issuing an additional 14,500,000 shares of common stock upon consummation of the merger. Additionally, we have reserved 13,600,000 shares of common stock issuable upon exercise of warrants plus 900,000 shares of common stock issuable upon exercise of a unit purchase option issued in our IPO. We will also need to reserve 6,600,000 contingent shares that might be issued pursuant to the merger agreement based on meeting certain EBIT targets and 1,140,000 shares of common stock in connection with our stock option plan proposal discussed below. The authorization of additional shares of common stock is necessary to fully reserve for all of these shares, as indicated above, and will enable us to have the flexibility to authorize the issuance of shares of common stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

The approval of the capitalization amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITALIZATION AMENDMENT.

ARTICLE SIXTH AMENDMENT PROPOSAL

Pursuant to the merger agreement, we are proposing to remove the preamble and sections A through D, inclusive, of Article Sixth of Arpeggio’s certificate of incorporation and to redesignate section E of Article Sixth as Article Sixth upon consummation of the merger. If the merger is not approved, the Article Sixth amendment will not be presented at the meeting.

In the judgment of our board of directors, the Article Sixth amendment is desirable, as sections A through D relate to the operation of Arpeggio as a blank check company prior to the consummation of a business combination. Such sections will not be applicable upon consummation of the merger.

The approval of the Article Sixth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Arpeggio common stock on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ARTICLE SIXTH AMENDMENT.

2006 EMPLOYEE STOCK OPTION PLAN PROPOSAL

Arpeggio’s 2006 Employee Stock Option Plan has been approved by Arpeggio’s board of directors and will take effect upon consummation of the merger, subject to stockholder approval.

The purpose of the stock option plan is to enable us to attract, retain, motivate and provide additional incentive to certain directors, officers, employees, consultants and advisors, whose contributions are essential to our growth and success by enabling them to participate in our long-term growth through the exercise of stock options and the ownership of our stock.

The following is a summary of the material provisions of our stock option plan and is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached to this proxy statement as Appendix C.

Summary of the Stock Option Plan

Administration. The stock option plan will be administered by our board of directors. Our board of directors may delegate the administration of the stock option plan to our Compensation Committee or to another committee of the board of directors. For purposes of the following discussion, the term “Administrator” means the board of directors or the committee to which it delegates its authority as provided above. The Administrator has the authority, subject to the terms of the stock option plan, to determine the individuals to whom options will be granted, the times at which options will be granted and the terms and conditions of the options.

Eligibility. Options may be granted to our directors, officers, employees, consultants and advisors. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options (“ISOs”) may be granted only to employees while actually employed by us. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

Option Price. The option price for ISOs generally will be 100% of the fair market value of our common stock on the date the option is granted; however, if the participant in the stock option plan owns more than 10% of the combined voting power of Arpeggio and any subsidiary or parent corporation, the option price will be not less than 110% of the fair market value of our common stock on the date of grant. The value of our common stock (based upon exercise price times number of shares) for which ISOs first become subject to exercise during any given calendar year may not exceed $100,000. The option price for non-qualified stock options will be determined by the Administrator and may be less than, equal to or greater than the fair market value of our common stock on the date of grant. Fair market value for purposes of the stock option plan is the closing market price of our common stock as reported on the market determined by our board of directors to be the primary market for the common stock on the date of grant. In the event our common stock is not traded on a recognized market at the time of grant, the Administrator will determine fair market value.

Duration of Options. Each stock option will terminate on the date fixed by the Administrator, which will not be more than ten years after the date of grant. If the participant in the stock option plan owns more than 10% of the combined voting power of Arpeggio and any subsidiary or parent corporation, any ISO granted to such participant will terminate not more than five years after the date of grant.

Vesting. Options become exercisable when they have vested, subject to any further restrictions on exercise imposed by our board of directors in individual option agreements. The Administrator will specify the relevant vesting provisions at the time of the grant.

Exercise Period. The exercise period for options granted under the stock option plan may not exceed ten years from the date of grant.

Payment. The Administrator will determine whether exercise of options will be settled in whole or in part in cash, common stock or other securities of the Company, or other property.

Shares That May Be Issued Under the Stock Option Plan. A maximum of 1,140,000 shares of our common stock, which number may be adjusted as described below, are available for issuance pursuant to the exercise of stock options granted under the stock option plan. If any stock option terminates or is canceled for any reason without having been exercised in full, the shares of stock not issued will then become available for additional grants of options. The number of shares available under the stock option plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

Estimate of Benefits. Until and unless approved by our stockholders, no grants will be made under the stock option plan. We cannot determine the benefits to be received by our directors or officers under the stock option plan or the benefits that would have been received by our directors and officers in 2005 had the plan been in effect in 2005.

Termination of and Amendments to the Stock Option Plan. The board of directors may amend the stock option plan from time to time, except that no amendment will be made without shareholder approval if such approval is necessary to comply with applicable law. No options may be granted under the stock option plan after June 30, 2016.

Income Tax Consequences. Under present law, the federal income tax treatment of stock options under the stock option plan is generally as follows:

Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of Arpeggio or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, Arpeggio will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee’s basis in the stock). If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and Arpeggio will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as capital gain. If the optionee holds the shares for more than 12 months from the date of exercise, any such gain will be a long-term capital gain.

Non-Qualified Stock Options. An optionee will not realize income upon the grant of a non-qualified stock option (“NSO”). Upon the exercise of a NSO granted at or above fair market value, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NSO over the option price. In the case of an option granted at below fair market value, proposed federal regulations provide that the optionee will be taxed on the spread when the option vests, unless the option is automatically exercised upon the occurrence of specific events. If the option is taxed when it vests, the optionee will also be subject to an additional 20% tax. Any compensation includable in the gross income of an employee with respect to a NSO will be subject to appropriate federal income and employment taxes. Arpeggio will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. If the optionee holds the shares for more than 12 months from the date of exercise, any such gain will be a long-term capital gain. In the limited circumstances in which an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) exercises a NSO, which exercise is not exempt under Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after the date of exercise, in which case the optionee will be subject to the tax based on the value of the shares on the date of exercise. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six months after the date of exercise). The ordinary income recognized by such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.

The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or to Arpeggio or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual’s particular tax status may result in different tax consequences from those described above. Therefore, any participant in the stock option plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options and the disposition of any stock acquired pursuant to the exercise of such options.

Recommendation and Vote Required

Approval of our incentive compensation plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCK OPTION PLAN.

OTHER INFORMATION RELATED TO ARPEGGIO

Business of Arpeggio

Arpeggio was formed on April 2, 2004, to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Prior to executing the merger agreement with Hill, Arpeggio’s efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

Arpeggio consummated its IPO on June 30, 2004. The net proceeds of the offering, after payment of underwriting discounts and expenses, were approximately $36,772,000. Of that amount, $35,352,000 was placed in the trust account and invested in government securities. The remaining proceeds have been used by Arpeggio in its pursuit of a business combination. The trust account will not be released until the earlier of the consummation of a business combination or the liquidation of Arpeggio. The trust account contained $36,357,327 as of September 30, 2005 and $             as of                     , 2006, the record date. If the merger with Hill is consummated, the trust account will be released to Arpeggio, less the amounts paid to stockholders of Arpeggio who do not approve the merger and elect to convert their shares of common stock into their pro-rata share of the trust account. The released funds will be used for working capital and acquisitions by the combined entity.

Fair Market Value of Target Business

Pursuant to Arpeggio’s certificate of incorporation, the initial target business that Arpeggio acquires must have a fair market value equal to at least 80% of Arpeggio’s net assets at the time of such acquisition. Arpeggio’s board of directors determined that this test was met in connection with its acquisition of Hill. Further, Arpeggio has received an opinion from Capitalink that this test has been met.

Stockholder Approval of Business Combination

Arpeggio will proceed with the acquisition of Hill only if a majority of all of the outstanding shares of Arpeggio is voted in favor of each of the merger, the name change amendment and the capitalization amendment. The Arpeggio Inside Stockholders have agreed to vote their common stock acquired prior to our IPO on the merger proposal in accordance with the vote of holders of a majority of the outstanding shares of Arpeggio’s common stock. If the holders of 20% or more of Arpeggio’s common stock vote against the merger proposal and demand that Arpeggio convert their shares into their pro rata share of the trust account, then Arpeggio will not consummate the merger. If this happens, and if Arpeggio does not consummate another business combination before June 30, 2006, it will be forced to liquidate.

Liquidation If No Business Combination

Arpeggio’s certificate of incorporation provides for mandatory liquidation of Arpeggio in the event that Arpeggio does not consummate a business combination within 18 months from the date of consummation of its IPO, or 24 months from the consummation of the IPO if certain extension criteria have been satisfied. Such dates are December 30, 2005 and June 30, 2006, respectively. Arpeggio signed a letter of intent with Hill on November 16, 2005 and signed a definitive merger agreement with Hill on December 5, 2005. As a result of having signed the letter of intent, Arpeggio satisfied the extension criteria and now has until June 30, 2006 to complete the merger.

If Arpeggio does not complete the merger or another business combination by June 30, 2006, Arpeggio will be dissolved and will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets. Arpeggio’s stockholders who obtained their Arpeggio stock prior to Arpeggio’s IPO have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. There will be no distribution from the trust account with respect to Arpeggio’s warrants.

If Arpeggio were to expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, the per-share liquidation price as of                     , 2006 would be approximately $            , or $             less than the per-unit offering price of $6.00 in Arpeggio’s IPO. The proceeds deposited in the trust account could, however, become subject to the claims of Arpeggio’s creditors and there is no assurance that the actual per-share liquidation price will not be less than $            , due to those claims. If Arpeggio liquidates prior to the consummation of a business combination, Eric S. Rosenfeld, chairman of the board, chief executive officer and president, will be personally liable to pay debts and obligations to vendors and other entities that are owed money by Arpeggio for services rendered or products sold to Arpeggio, or to any target business, to the extent such debts and obligations are not covered by Arpeggio’s assets, excluding amounts in the trust agreement. There is no assurance, however, that he would be able to satisfy those obligations.

If Arpeggio fails to complete the business combination with Hill by June 30, 2006, upon notice from Arpeggio, the trustee of the trust account will commence liquidating the investments constituting the trust account and will turn over the proceeds to the transfer agent for distribution to the stockholders holding shares acquired through the IPO.

The stockholders holding shares of Arpeggio common stock issued in the IPO will be entitled to receive funds from the trust account only in the event of Arpeggio’s liquidation or if the stockholders seek to convert their respective shares into cash and the merger is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

Facilities

Arpeggio maintains executive offices at 10 East 53rd Street, 35th Floor, New York, New York 10022. The cost for this space is included in a $7,500 per-month fee that Crescendo Advisors II LLC, an affiliate of Eric S. Rosenfeld, one of our current officers and directors, charges Arpeggio for general and administrative services. Arpeggio believes, based on rents and fees for similar services in the New York metropolitan area, that the fees charged by Crescendo Advisors II LLC are at least as favorable as Arpeggio could have obtained from an unaffiliated person. Arpeggio considers its current office space adequate for current operations.

Employees

Arpeggio currently has two executive officers and six directors. These individuals are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to our affairs. Arpeggio does not intend to have any full time employees prior to the consummation of a business combination.

Periodic Reporting and Audited Financial Statements

Arpeggio has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, Arpeggio’s annual reports contain financial statements audited and reported on by Arpeggio’s independent accountants. Arpeggio has filed with the Securities and Exchange Commission a Form 10-KSB covering the fiscal year ended December 31, 2004 and its most recent Forms 10-QSB covering the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

Legal Proceedings

There are no legal proceedings pending against Arpeggio.

Plan of Operations

The following discussion should be read in conjunction with Arpeggio’s financial statements and related notes thereto included elsewhere in this proxy statement.

Net Income for the nine months ended September 30, 2005 of $176,607 consisted of interest income on the trust fund investment of $716,218, interest on cash and cash equivalents of $13,596 offset by general and administrative expenses of $67,500 for a monthly administrative services agreement, $155,717 for professional fees (including $112,400 for the due diligence of a potential target company), $67,500 for officer liability insurance, $15,388 for travel, $184,790 for income taxes and $62,312 for other expenses (including $15,729 in franchise tax).

Net Income for the period from April 2, 2004 (inception) to September 30, 2004 of $39,404 consisted of interest income on the trust fund investment of $131,392, interest on cash and cash equivalents of $3,490 offset by general and administrative expenses of $24,250 expense for a monthly administrative services agreement, $4,252 for professional fees, $21,250 expense for officer liability insurance, $9,279 for travel expenses, $21,126 for income taxes and $15,321 for other expenses.

Net Income for the period from April 2, 2004 (inception) to September 30, 2005 of $247,033 consisted of interest income on the trust fund investment of $1,005,327, interest on cash and cash equivalents of $21,269 offset by general and administrative expenses of $114,250 for a monthly administrative services agreement, $165,731 for professional fees (including $112,400 for the due diligence of a potential target company), $110,000 for officer liability insurance, $29,138 for travel, $252,507 for income taxes and $107,937 for other expenses (including $41,582 in franchise tax).

We consummated our initial public offering on June 30, 2004. Gross proceeds from our initial public offering, including proceeds from the exercise of the underwriters’ over-allotment option, were $40,800,000. After deducting offering expenses of $1,580,000 including $1,080,000 evidencing the underwriters’ non-accountable expense allowance of 3% of the gross proceeds, and underwriting discounts of $2,448,000, net proceeds were $36,772,000. Of this amount, $35,352,000 was placed in trust and the remaining proceeds are available to be used to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

We are obligated to pay to Crescendo Advisors II LLC, an affiliate of Eric S. Rosenfeld, our chairman of the board of directors, chief executive officer and president, a monthly fee of $7,500 for general and administrative services. Through September 30, 2005, an aggregate of $114,250 has been incurred for such services. In addition, in April and May 2004, Eric S. Rosenfeld advanced an aggregate of $77,500 to us, on a non-interest bearing basis, for payment of offering expenses on our behalf. This amount was repaid in July 2004 out of proceeds of our initial public offering.

Arpeggio reimburses its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on Arpeggio’s behalf such as identifying and investigating possible target businesses and business combinations. From Arpeggio’s inception on April 2, 2004, through December 31, 2005, Arpeggio reimbursed its officers and directors in the aggregate amount of $62,360 for expenses incurred by them on its behalf, including travel, meals and entertainment and telephone.

Arpeggio intends to utilize its cash, including the funds held in the trust account, and its capital stock to effect a business combination. Upon consummation of the merger with Hill, the proceeds in the trust account, including interest thereon, as well as any other available cash will be used for working capital and acquisitions by Hill. Upon consummation of the merger, the proceeds in the trust account also may be used for payments due under the conversion rights of Arpeggio stockholders and expenses of the merger that are not covered by the working capital of Arpeggio held outside of the trust. At September 30, 2005, we had cash outside of the trust account of $710,407, and total liabilities of $48,600, leaving Arpeggio with working capital of $661,807, excluding investments held in trust.

Off-Balance Sheet Arrangements

There were no off-balance sheet arrangements during the period from April 2, 2004 (inception) through December 31, 2005, that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to Arpeggio.

BUSINESS OF HILL

General

Hill provides fee-based project management and construction claims services to clients worldwide, but primarily in the United States, Europe and the Middle East. Hill’s clients include the United States and other national governments and their agencies, state and local governments and agencies and the private sector. Hill was founded in 1976 and is organized into two key operating divisions: the Project Management Group and the Construction Claims Group.

Hill provides construction management and claims consulting services to a broad range of owners and builders. The projects on which Hill has worked include transportation, power, oil and gas, commercial office, education, government, airport and medical facility projects, among others.

Hill’s business has grown principally through organic growth, although Hill has also acquired a number of project management and claims consulting businesses. Since 1998, Hill has completed seven acquisitions. See “Acquisitions,” below.

Construction Industry Background

In its October 5, 2005 Engineering and Construction Sector Update, Morgan Joseph & Co., Inc. stated that the outlook for the engineering and construction sector is better now that at any time over the last several years. (Morgan Joseph is acting as financial advisor to Hill. For a discussion of its involvement in the merger, see “The Merger Proposal – Background of the Merger” above) This analysis expects that the industry should benefit from positive longer-term capital spending trends, as well as some positive cyclical spending trends in several key end-market sectors, including energy, power, chemicals, civil infrastructure, and government service. According to the Morgan Joseph analysis, the damage from hurricanes in the U.S. Gulf region as well as recent legislation are expected to spur activity in the sector.

Hill is already seeking to develop business based upon these industry trends. For instance, Hill has been indirectly retained by the Federal Emergency Management Agency (“FEMA”) to provide consulting services related to estimating the damage caused by Hurricane Katrina. In addition, the Pennsylvania Department of Transportation, the Illinois State Toll Highway Authority and other agencies have retained Hill on a variety of highway reconstruction projects. Hill also has been involved in the Iraq and Afghanistan reconstruction efforts.

In addition, the construction management market in particular is growing rapidly. In its June 13, 2005 issue, the McGraw-Hill industry publication Engineering News-Record reported that, among the 100 largest U.S.-based firms, program/construction management generated $6.76 billion in fees in 2004, up 14.3% from 2003. This included domestic project fees of $5.41 billion (up 6.7% from 2003) and international project fees of $1.35 billion (up 59.7% from 2003).

Project Management Group

Hill’s Project Management Group offers fee-based or “agency” construction management services to its clients, leveraging its construction claims expertise to identify potential trouble, difficulties and sources of delay on a construction project before they develop into costly problems. Hill is a fee-based consultant and does not assume project completion risk. Clients are typically billed a negotiated multiplier of the actual direct cost of each consultant assigned to a project and Hill is reimbursed for all out-of-pocket expenses.

As construction manager, Hill has managed all phases of the construction process from pre-design through completion. Services include program management, project management, project management oversight, troubled project turnaround, staff augmentation, estimating and cost management, project labor agreements and management consulting. Since its inception, Hill has managed more than 1,000 projects having an aggregate construction cost of more than $100 billion. The Project Management Group accounted for approximately 82% of Hill’s revenue less reimbursable expenses, and for approximately 79% of Hill’s gross profit, during the three quarters ended October 1, 2005.

Hill has received nine Project Achievement Awards from the Construction Management Association of America honoring its performance as construction manager on various projects. In its June 13, 2005, issue, Engineering News-Record ranked Hill as the 18th largest construction management firm in the United States.

Recent project management clients include:

•	City of Philadelphia Division of Aviation

•	Dubai International Properties

•	Illinois State Toll Highway Authority

•	Liberty Property Trust

•	Merck & Co.

•	Nakheel Corporation

•	National Institutes of Health

•	New Jersey Schools Construction Corp.

•	New York City Department of Design and Construction

•	Port Authority of New York and New Jersey

•	Romanian Ministry of Finance

•	Smithsonian Institution

•	Sunoco

•	U.S. Army Corps of Engineers

•	U.S. Department of Energy

Construction Claims Group

Hill’s Construction Claims Group advises clients in order to assist them in preventing or resolving claims and disputes based upon schedule delays, cost overruns and other problems on major construction projects worldwide. Hill’s claims consulting services include claims preparation, analysis and review, litigation support, expert witness testimony, cost and damages assessment and delay/disruption analysis. Hill is retained as a claims consultant at the onset of a project, during the course of a project or upon the completion of a project, and Hill assists owners or contractors in adversarial situations as well as in situations where an amicable resolution is sought. Clients are typically billed based on an hourly rate for each consultant assigned to the project, and Hill is reimbursed for its out-of-pocket expenses. The Construction Claims Group accounted for approximately 18% of Hill’s revenue less reimbursable expenses, and for approximately 21% of Hill’s gross profit, during the three quarters ended October 1, 2005.

Hill has helped resolve over 5,000 disputes involving claims in excess of $50 billion. Hill’s claims consulting clients include participants on all sides of a construction project, including owners, contractors, subcontractors, architects, engineers, attorneys, lenders and insurance companies.

Hill has been involved in resolving construction claims for many major construction projects worldwide, including for the Channel Tunnel connecting the United Kingdom and France and the Petronas Twin Towers in Kuala Lumpur, Malaysia.

Recent construction claims clients include:

•	Abu Dhabi Public Works Dept.

•	Bear Stearns

•	Bechtel Group

•	Bombardier Transportation

•	Dubai Dept. of Civil Aviation

•	General Electric Co.

•	Honeywell

•	Lexington Insurance Co.

•	U.S. Federal Bureau of Prisons

•	U.S. General Services Administration

Clients

Hill’s clients consist primarily of the United States and other national governments, state and local governments, agencies and authorities, and the private sector. The following table sets forth Hill’s percentage of revenues attributable to these categories of clients for each of the periods indicated:

Revenue by Client Type

	Year Ended			Nine Months Ended
	12/28 2002	12/27 2003	1/1 2005	10/2 2004	10/1 2005
U.S. Government	12.0	20.8	24.9	25.0	17.1
State and local governments, agencies and authorities	45.6	34.8	32.5	31.6	36.3
Foreign governments	6.4	11.8	17.0	15.3	16.8
Private sector	36.0	32.6	25.5	28.0	29.8

One of the Company’s clients, the City of New York Department of Design and Construction, accounted for 21% and 15% of revenue during the year ended December 28, 2002, and the nine month period ended October 1, 2005, respectively. Another of the Company’s clients, the New Jersey School Construction Authority, accounted for 11% of revenue during the year ended January 1, 2005.

Geographic Regions

Hill operates worldwide and has offices in ten foreign countries. The majority of Hill’s revenues has been derived from operations in the United States. However, in the past three completed fiscal years, the percentage of Hill’s revenues derived from overseas operations has risen consistently. The following table sets forth the amount and percentage of Hill’s revenues from its operations in each of the United States, Europe and the Middle East for each of the past three completed fiscal years:

Revenue by Geographic Region

For the fiscal year ended $ (000’s)	December 28, 2002		December 27, 2003		January 1, 2005
	$	%	$	%	$	%
United States	$62,391	85.4%	$61,512	78.1%	$60,505	71.9%
Middle East	5,435	7.4%	8,283	10.6%	14,887	17.7%
Europe	5,264	7.2%	8,936	11.3%	8,715	10.4%

Total	$73,090	100.0%	$78,731	100.0%	$84,107	100.0%

Contracts

The price provisions of the contracts Hill undertakes can be grouped into three broad categories: cost-plus, time and materials and fixed-price. The majority of Hill’s contracts are of the cost-plus type.

Cost-plus contracts provide for reimbursement of costs and overhead incurred by Hill plus a predetermined fee. Under some cost-plus contracts, Hill’s fee may be based on quality, schedule and other performance factors.

Doing business with governments, including the United States government, is complex and requires the ability to comply with intricate regulations and satisfy periodic audits. Hill believes that the ability to understand these requirements and to successfully conduct business with government agencies is a barrier to entry for smaller, less experienced competitors.

For the nine months ended October 1, 2005, revenues from federal government contracts represented approximately 17.1% of Hill’s revenues. Most government contracts, including Hill’s contracts with the federal government, are subject to termination by the government, to government audits and to continued appropriations.

Backlog

A strong indicator of Hill’s future performance is its backlog of uncompleted projects under contract or awarded. Hill’s total backlog was approximately $281 million as of December 31, 2005. Hill estimates that approximately 33.8% of the backlog at December 31, 2005 will be recognized during its 2006 fiscal year. Hill’s total backlog as of January 1, 2005 and December 27, 2003 was $256 million and $201 million, respectively.

Acquisitions

Since 1998, Hill has completed seven acquisitions, three of which involved project management firms and four of which were focused on construction claims. Four of these targets were U.S. based, two were headquartered in the U.K., and one had offices in both countries. Hill’s management expects to continue considering targets for acquisition that could expand geographic coverage in the U.S. and elsewhere, add additional end-market expertise or bolster existing operations. Hill is also currently considering several possible acquisitions in the project management sector.

Competition

The construction management and claims consulting industries are highly competitive. Hill competes for contracts, primarily on the basis of technical capability, with numerous entities, including design or engineering firms, general contractors, other “pure” construction management companies, other claims consulting firms, the “Big Four” and other accounting firms, management consulting firms and other entities. Many of these competitors are large, well-established companies that have broader geographic scope and greater financial and other resources than Hill.

Management

Hill is led by an experienced management team with significant experience in the construction industry. Information about its primary executive officers is set forth in the section entitled “Directors and Executive Officers of Arpeggio Following the Merger.” In addition to such persons, Hill’s operational team includes 13 Senior Vice Presidents and 37 Vice Presidents.

Employees

At October 31, 2005, Hill had 771 personnel. Of these individuals, 622 worked in Hill’s Project Management Group, 111 worked in Hill’s Construction Claims Group and 38 worked in Hill’s Corporate Group. Hill’s personnel at October 31, 2005 included 675 full-time employees, 80 part-time employees and 16 independent contractors. Hill’s future success will depend significantly on its ability to attract, retain and motivate qualified personnel. Hill is not a party to any collective bargaining agreement and it has not experienced any strikes or work stoppages. Hill considers its relationship with its employees to be satisfactory.

Facilities

Hill’s executive and operating offices are located at 303 Lippincott Centre, Marlton, New Jersey 08053. The telephone number at Hill’s executive office is (856) 810-6200. Hill maintains 21 other offices in New York, NY; Danbury, CT; Trenton, NJ; Philadelphia, PA; Bensalem, PA; Washington, DC; Chicago, IL; San Francisco, CA; London, UK; Manchester, UK; Athens, Greece; Bucharest, Romania; Skopje, Macedonia; Dubai, UAE; Abu Dhabi, UAE; Doha, Qatar; Manama, Bahrain; Sharq, Kuwait;

Baghdad, Iraq; Seoul, Korea; and Hong Kong. Hill does not own any real property and all of its offices are in leased premises.

Insurance

Hill maintains insurance covering professional liability, as well as for claims involving bodily injury and property damage. Hill has historically enjoyed a favorable loss ratio in all lines of insurance and Hill’s management considers Hill’s present limits of liability, deductibles and reserves to be adequate. Hill endeavors to reduce or eliminate risk through the use of quality assurance/control, risk management, workplace safety and similar methods to eliminate or reduce the risk of losses on a project.

The terrorist attacks that occurred on September 11, 2001 have had a material adverse effect on the insurance industry as a whole. Consequently, along with its competition, Hill has experienced, and expects to continue to experience, a significant increase in its insurance premiums.

Legal Proceedings

From time to time, Hill is a party to litigation or other legal proceedings. As of November 29, 2005, Hill was a co-defendant or a defendant in various proceedings, some of which do not allege a specific amount of damages, but which damages might be, either individually or in the aggregate, material. In these proceedings, claims of negligence, breach of contract and/or other claims had been asserted, and Hill considers these types of claims to be part of the ordinary course of its business. With respect to many of these proceedings, Hill believes that the claims are covered by its existing insurance policies.

On September 23, 1996, William Hughes General Contractors, Inc. filed a complaint against the Monroe Township Board of Education, Hill and other parties, alleging breach of contract and other causes of action in connection with its performance of a construction project for Monroe Township. Monroe Township, which had terminated the plaintiff from the construction project prior to the commencement of the litigation on the basis of the plaintiff’s performance, made a cross claim against Hill and other parties for contribution and indemnification. Plaintiff is seeking in excess of $3.5 million in damages. Monroe Township is seeking approximately $89,000 in damages from Hill, in addition to an indemnification for the plaintiff’s claims. Hill believes that the claims are without merit and has vigorously defended its interests in this matter since its outset.

On September 22, 1999, Wartsila NSD North America, Inc. filed a complaint against Hill in the United States District Court for the District of New Jersey. Wartsila is seeking damages in excess of $7.3 million. The complaint alleges negligence, fraud and breach of contract against Hill in connection with plaintiff’s hiring of a former Hill employee. It is expected that this case will go to trial in February 2006. Hill believes that the plaintiff’s claims are without merit and has vigorously defended its interests in this matter since its outset.

On August 8, 2003, South Jersey Port Corp. filed a complaint against S.T. Hudson Engineers, Hill and other parties alleging negligence and other causes of action in connection with a matter in which Hill was the project manager during construction of a pier for the Battleship U.S.S. New Jersey memorial and museum project. South Jersey Port Corp. is seeking damages of $7.7 million, including interest, from all defendants. Hill believes that the claims are without merit and has vigorously defended its interests in this matter since its outset.

As a government contractor, Hill is subject to various laws and regulations that are more restrictive than those applicable to non-government contractors. Government scrutiny of contractors’ compliance with those laws and regulations through audits and investigations is inherent in government contracting, and, from time to time, Hill receives inquiries, subpoenas and similar demands relating to its ongoing business with government entities. Violations can result in civil or criminal liability as well as suspension or debarment from eligibility for awards of new government contracts or option renewals. Management believes that government contract-related audits, investigations and claims should not have any material adverse effect on Hill’s financial condition or results of operations.

HILL’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

Certain statements in the following Management’s Discussion and Analysis of Financial Condition and Results of Operations constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this discussion, including, without limitation, statements regarding Hill’s future financial position, business strategy, budgets, projected costs and plans and objectives of Hill’s management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” or “continue” or the negative thereof or variations thereon or similar terminology. Although Hill believes that the expectations reflected in such forward-looking statements are reasonable, Hill cannot assure you that such expectations will prove to be correct. These forward looking statements involve certain known and unknown risks, uncertainties and other factors which may cause Hill’s actual results, performance or achievements to be materially different from any results, performances or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from Hill’s expectations, include, without limitation, a general economic downturn; future government appropriations relating to certain of Hill’s long-term contracts; Hill’s ability to win profitable government contracts; potential termination of government contracts; audits of government contracts; approval of client change orders; potential losses under fixed-price contracts; adjustments and\or cancellations of future contracts; competition; dependence upon key management; the identification, hiring and retention of qualified personnel; dependence on subcontractors, partners and specialists; adequate insurance coverage; legal, political and economic risks in different countries; currency exchange rate fluctuations; changes to the laws of the foreign countries; working conditions in high security risk countries; the ability to identify, negotiate and integrate future acquisitions; the ability to manage Hill’s growth. Undue reference should not be placed on these forward-looking statements, which speak only as of the date hereof. Hill undertakes no obligation to update any forward-looking statements.

The following discussion should be read in conjunction with Hill’s consolidated financial statements and the related notes contained in this Proxy Statement.

Hill provides fee-based project management and construction claims services to clients worldwide, but primarily in the United States, Europe and the Middle East. Hill’s clients include the United States and other national governments and their agencies, state and local governments and agencies, and the private sector. Hill was founded in 1976 and is organized into two key operating divisions: the Project Management Group and the Construction Claims Group.

Hill’s business has grown principally through organic growth, although Hill has also acquired a number of project management and claims consulting businesses. Since 1998, Hill has completed seven acquisitions.

Hill derives its revenues from fees for professional services. As a service company Hill is labor intensive rather than capital intensive. Hill’s revenue is driven by its ability to attract and retain qualified and productive employees, identify business opportunities, secure new and renew existing client contracts, provide outstanding services to its clients and execute projects successfully. Hill’s income from operations is derived from its ability to generate revenue and collect cash under its contracts in excess of subcontractors and other reimbursable costs, direct labor and other direct costs of executing the projects and selling, general and administrative costs.

Critical Accounting Policies

Hill’s discussion and analysis of its financial condition and results of operations are based on Hill’s consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Hill to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and also affect the amounts of revenues and expenses reported for each period. Actual results could differ from those which result from using the estimates. Hill utilizes estimates in assessing its exposure to insurance claims that fall below policy deductibles, to assess its litigation and other legal claims and contingencies, in recording its allowance for doubtful accounts and in determining the utilization of deferred tax assets and the adequacy of the valuation reserve against the deferred tax asset and in determining cost to complete under the percentage-of-completion method of accounting for contracts.

The Securities and Exchange Commission (“SEC”) defines “critical accounting policies” as those that require application of management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods.

Hill’s significant accounting policies are described in Note 1 to the Notes to Hill’s Consolidated Financial Statements for the year ended January 1, 2005. Not all of these significant accounting policies require management to make difficult, subjective or complex judgments or estimates. However the following policies are considered to be critical within the SEC definition:

Revenue Recognition

Hill generates revenue primarily from project management consulting services. Revenue is generally recognized upon the performance of services. In providing these services, the Company may incur reimbursable expenses, which consist principally of amounts paid to subcontractors and other third parties as well as travel and other job related expenses that are contractually reimbursable for clients. In accordance with Emerging Issues Task Force Issue No. (“EITF”) 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent,” and EITF 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred,” Hill has assessed the indicators provided in EITF 99-19 and determined that Hill will include reimbursable expenses in computing and reporting Hill’s total contract revenues as long as Hill remains responsible to the client for the fulfillment of the contract and for the overall acceptability of all services provided.

Hill earns its revenues from cost-plus, fixed-price and time-and-materials contracts. If estimated total costs on any contract indicate a loss, Hill charges the entire estimated loss to operations in the period the loss becomes known. The cumulative effect of revisions to revenue, estimated costs to complete contracts, including penalties, incentive awards, change orders, claims, anticipated losses, and others are recorded in the accounting period in which the events indicating a loss are known and the loss can be reasonably estimated. Such revisions could occur at any time and the effects may be material.

The majority of Hill’s contracts are for project management work where Hill bills the client monthly at hourly billing rates. The hourly billing rates are determined by contract terms. For Governmental clients, the hourly rates are generally calculated as salary costs plus overhead costs plus a negotiated profit percentage. For commercial clients, the hourly rate can be taken from a standard fee schedule by staff classification or it can be a discount from this schedule. In some cases, primarily for foreign work, a fixed monthly staff rate is negotiated rather than an hourly rate. This monthly rate is a build up of staffing costs plus a profit. Hill accounts for these contracts on a time-and-expenses method, recognizing revenue as costs are incurred.

A small percentage of Hill’s contracts are fixed price. Hill accounts for these contracts on the “percentage-of-completion” method, wherein revenue is recognized as costs are incurred. Under the percentage-of-completion method for revenue recognition, Hill estimates the progress towards completion to determine the amount of revenue and profit to be recognized. Hill generally utilizes a cost-to-cost approach in applying the percentage-of-completion method, where revenue is earned in proportion to total costs incurred, divided by total costs expected to be incurred.

Under the percentage-of-completion method, recognition of profit is dependent upon the accuracy of estimates. Hill has a history of making reasonably dependable estimates of the extent of progress towards completion, contract revenue and contract completion costs on its long-term construction management contracts. However, due to uncertainties inherent in the estimation process, it is possible that actual completion costs may vary from estimates.

Long-Lived Assets

Hill evaluates the recoverability of its long-lived assets when events or changes in circumstances suggest that the carrying value of assets may not be recoverable.

Allowance for Doubtful Accounts

Hill records an estimate of its anticipated bad debt expense based on Hill’s historical experience. If the financial condition of Hill’s clients were to deteriorate, or if the payment behavior were to change, resulting in either their inability or refusal to make payment to Hill, additional allowances would be required.

Income Taxes

The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which temporary timing differences become deductible. Hill determines the utilization of deferred tax assets in the future based on current year projections by management and criteria described in Statement on Financial Accounting Standards (“SFAS”) No. 109.

Nine Months Ended October 1, 2005 Compared to

Nine Months Ended October 2, 2004

Results of Operations

The Company utilizes a 52-53 week fiscal year ending on the Saturday closest to December 31. The nine months ended October 1, 2005 began on January 2, 2005 and the nine months ended October 2, 2004 began on December 28, 2003. The nine months ended October 1, 2005 includes 39 weeks and the nine months ended October 2, 2004 includes 40 weeks.

Revenues by Geographic Region:

	Nine Months Ended October 2, 2004		Nine Months Ended October 1, 2005
$ (000’s)	$’s	%	$’s	%
United States	$45,146	73.7%	$51,241	63.7%
Europe	5,493	9.0%	10,227	12.7%
Middle East	10,645	17.3%	18,904	23.6%

Total	$61,284	100%	$80,372	100%

Hill measures performance of many of its key operating metrics as a percentage of revenue less reimbursable expenses (“RLRE”) as Hill believes that it is a better measure of operating performance than is total revenue. Throughout this discussion Hill has used RLRE as the denominator in many of Hill’s ratios.

The following table sets forth, for the periods indicated, historical operating data as a percentage of RLRE.

	Nine months ended
	October 2, 2004	October 1, 2005
Revenue, less reimbursable expenses	100%	100%
Direct expenses	54.1%	52.6%

Gross profit	45.9%	47.4%
Selling, general and administrative expenses	48.0%	38.3%
Equity in earnings of affiliate	0.1%	1.0%

Operating (loss) income	(2.0)%	10.1%
Interest expense	(1.0)%	(0.7)%

(Loss) income before provision for income taxes	(3.0)%	9.4%
(Benefit from) provision for income taxes	(1.0)%	2.7%

Net (loss) income	(2.0)%	6.7%

Revenue

$(000’s)	2004		2005		Change
	$’s	%	$’s	%	$’s	%
Project Management	$50,115	81.8%	$69,306	86.2%	$19,191	38.3%
Construction Claims	11,169	18.2%	11,066	13.8%	(103)	(0.9)%

Total	$61,284	100%	$80,372	100%	$19,088	31.1%

The $19,088,000 increase in total revenue is primarily attributable to a $10,755,000 increase in overseas project management revenue and an $8,436,000 increase in domestic project management revenue over the first three quarters of 2005 relative to the comparable period in 2004. The increase in overseas project management revenue is principally due to an increase of $7,306,000 in the Middle East and an increase of $3,449,000 in Europe, reflecting continued successful business development efforts. The increase in domestic project management revenue is principally due to $9,211,000 of new contracts with the New York City Department of Design and Construction, less a decline in work performed for the New Jersey Schools Construction Corporation. The decrease in construction claims revenue is due to Hill’s shift in focus towards more predictable project management revenue which is typically generated from multi-year contracts. Hill anticipates continued faster growth in project management revenue relative to construction claims revenue.

Reimbursable expenses

$(000’s)	2004			2005			Change
	$’s	%	% of Revenue	$’s	%	% of Revenue	$’s	%
Project Management	$12,908	89.8%	25.8%	$20,724	96.7%	29.9%	$7,816	60.5%
Construction Claims	1,461	10.2%	13.1%	703	3.3%	6.4%	(758)	(51.9)%

Total	$14,369	100%	23.4%	$21,427	100%	26.6%	$7,058	49.1%

Reimbursable expenses consist principally of amounts paid to subcontractors and other third parties as well as travel and other job related expenses that are reimbursed by Hill’s clients. Reimbursable expenses increased in 2005 as Hill used more subcontractors due to certain new contracts with the New York City Department of Design and Construction.

Revenue, less reimbursable expenses (“RLRE”)

$(000’s)	2004		2005		Change
	$’s	%	$’s	%	$’s	%
Project Management	$37,207	79.3%	$48,582	82.4%	$11,375	30.6%
Construction Claims	9,708	20.7%	10,363	17.6%	655	6.8%

Total	$46,915	100%	$58,945	100%	$12,030	25.7%

Due to the increase in total revenue, which was largely driven by 38.3% growth in the project management revenue, less the increase in reimbursable expenses described above, revenue less reimbursable expenses increased by 25.7% in the first three quarters of 2005 relative to the comparable 2004 period.

Direct expenses

$(000’s)	2004			2005			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$21,378	84.2%	57.5%	$26,528	85.6%	54.6%	$5,150	24.1%
Construction Claims	4,013	15.8%	41.3%	4,453	14.4%	43.0%	440	11.0%

Total	$25,391	100%	54.1%	$30,981	100%	52.6%	$5,590	22.0%

The increase in direct expenses is principally due to the increase in RLRE, as foreign projects direct labor increased $3,937,000 and domestic projects labor increased $1,507,000. The decrease in direct expenses as percentage of RLRE is due to more efficient overseas operations as those operations continue to grow.

Foreign currency contracts are mostly denominated in British pounds, European euros or United Arab Emirates dirhams.

Gross Profit

$(000’s)	2004			2005			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$15,829	73.5%	42.5%	$22,054	78.8%	45.4%	$6,225	39.3%
Construction Claims	5,695	26.5%	58.7%	5,910	21.2%	57.0%	215	3.8%

Total	$21,524	100%	45.9%	$27,964	100%	47.4%	$6,440	29.9%

The increase in Hill’s gross profit over the first three quarters of 2005 relative to the comparable 2004 period is attributable to both an increase in RLRE as well as an increase in Hill’s gross profit margin. The increase in gross profit as percentage of RLRE is due to more efficient overseas operations.

Selling, general and administrative (“SG&A”) expenses

$(000’s)	2004		2005		Change
	$’s	% of RLRE	$’s	% of RLRE	$’s	%
Selling, general and administrative expenses	$22,512	48.0%	$22,577	38.3%	$65	0.3%

The $65,000 increase in selling, general and administrative expenses is primarily attributable to the following:

•	Expenses related to Hill’s legal costs related to an investment transaction (the Tickets.com litigation) decreased $1,772,000 to $0 in 2005, as the litigation was concluded in April 2004.

•	An increase in unapplied and indirect labor expense of $1,198,000, due to the increases in staff required to produce and support the increase in revenue.

•	Administrative travel increased $519,000, with increased travel by corporate, finance and business development staff to the monitor and enhance continued overseas growth.

•	Legal fees, other than for the Tickets.com litigation, increased $487,000 principally because Hill incurred legal fees in connection with two lawsuits in the ordinary course of business for which insurance did not provide defense costs. Hill believes one suit is without merit and it believes it has provided a sufficient accrual for any losses in the second suit.

•	A decrease in bad debt expense of $472,000 related to improved receivables collections.

•	An increase of $105,000 in other selling, general and administrative expenses due to a variety of factors.

Equity in earnings of affiliate

Hill’s share of the earnings of an affiliate, Stanley Baker Hill, LLC (“SBH”), which was formed in April 2004 for the purpose of providing various architect-engineering and construction management services in connection with the Iraq Reconstruction Program, increased $522,000, from $37,000 in the first three quarters of 2004 to $559,000 in the first three quarters of 2005. SBH was formed in April 2004 and operations did not fully commence until the fourth quarter of 2004.

Operating income

Operating income increased $6,897,000, from a loss of $951,000 in 2004 to income of $5,946,000 in 2005, principally due to higher revenue, higher margins in Hill’s project management operation, an increase in Hill’s share of the earnings of SBH, and the conclusion of the Tickets.com litigation.

Interest expense (net)

Net interest expenses decreased $16,000 to $420,000 for 2005 as compared to 2004 principally due to decreased borrowings under Hill’s revolving credit facility during 2005.

Tax expense (benefit)

For 2005, Hill recognized a tax expense of $1,560,000 relative to a tax benefit of $483,000 for 2004, principally relating to higher operating profit in 2005 and the recording of the Tickets.com loss and litigation expenses in 2004.

The effective tax rates for the fiscal years of 2004, 2003 and 2002 were 39%, 40% and 41%, respectively. The effective tax rate for the nine months ended October 1, 2005 is 28%. The effective rate is lower than in previous periods because a greater portion of Hill’s profit in the nine-months ended October 1, 2005 came from foreign operations which are taxed at lower rates.

Hill has non-current deferred tax assets related to “alternative minimum tax carryforwards” with no expiration dates. Because operating results for fiscal years 2003 and 2004 were negatively impacted by unusual litigation expenses unrelated to Hill’s ongoing business, and in light of improved results for the nine-months ended October 1, 2005, Hill’s backlog as of December 31, 2005 and management’s expectations of continued increasing revenue, Hill believes it is more likely than not (per Statement of Financial Accounting Standards No. 109) that such deferred tax assets will be utilized in future periods.

Net income (loss)

Hill reported net income of $3,966,000 for 2005 as compared to a loss of $904,000 in 2004. Overall profitability improved due to an increase in RLRE of 25.7% with a slight improvement in gross profit as a percentage of RLRE, relatively constant overall selling, general and administrative expenses and a decline in Hill’s effective tax rate, as described above.

Year Ended January 1, 2005 Compared to

Year Ended December 27, 2003

Results of Operations

Hill utilizes a 52-53 week fiscal year ending on the Saturday closest to December 31. The fiscal years 2002, 2003 and 2004 ended December 28, 2002, December 27, 2003 and January 1, 2005, respectively and were 52, 52 and 53 week years, respectively. Throughout the following discussion Hill refers to the fiscal year ended December 28, 2002 as 2002; fiscal year ended December 27, 2003 as 2003 and fiscal year ended January 1, 2005 as 2004.

Revenues by Geographic Region

For the fiscal year $ (000’s)	2002		2003		2004
	$	%	$	%	$	%
United States	$62,391	85.4%	$61,512	78.1%	$60,505	71.9%
Middle East	5,435	7.4%	8,283	10.6%	14,887	17.7%
Europe	5,264	7.2%	8,936	11.3%	8,715	10.4%

Total	$73,090	100.0%	$78,731	100.0%	$84,107	100.0%

Hill measures performance of many of its key operating metrics as a percentage of revenue less reimbursable expenses (“RLRE”) as Hill believes that it is a better measure of operating performance than is total revenue. Throughout this discussion Hill has used RLRE as the denominator in many of Hill’s ratios.

The following table sets forth, for the periods indicated, historical operating data as a percentage of RLRE.

	Fiscal year
	2002	2003	2004
Revenue, less reimbursable expenses	100.0%	100.0%	100.0%
Direct expenses	49.7%	51.7%	54.5%

Gross profit	50.3%	48.3%	45.5%
Selling, general and administrative expenses	49.2%	48.9%	46.4%
Equity in earnings of affiliate	0.0%	0.0%	0.7%

Operating income (loss)	1.1%	(0.6)%	(0.2)%
Interest expense, net	(1.0)%	(1.0)%	(0.9)%

Income (loss) before provision (benefit) for income tax	0.1%	(1.6)%	(1.1)%
Provision (benefit) for income tax	0.1%	(0.6)%	(0.4)%

Net income (loss)	0.0%	(1.0)%	(0.7)%

Revenue

$(000’s)	2003		2004		Change
	$’s	%	$’s	%	$’s	%
Project Management	$60,943	77.4%	$70,260	83.5%	$9,317	15.3%
Construction Claims	17,788	22.6%	13,847	16.5%	(3,941)	(22.1)%

Total	$78,731	100.0%	$84,107	100.0%	$5,376	6.8%

The increase in total revenue is primarily attributable to an $8,229,000 increase in overseas project management revenue and $1,088,000 in domestic project management revenue, partially offset by the decline of $3,941,000 in construction claims revenue. The increase in overseas project management revenue is principally due to an increase of $6,978,000 in the Middle East including new contracts in Dubai and expansions of existing contracts in Qatar and Kuwait and an increase of $1,251,000 in Europe, all attributable to expanded business development efforts. The increase in domestic project management revenue of $1,785,000 is primarily due to a new contract for the Reconstruction of Iraq with the United States government. The decrease in construction claims revenue is due to Hill’s shift in focus towards more predictable project management revenue which is typically derived from multi-year contracts. Hill anticipates continued faster growth in project management revenue as compared to construction claims revenue.

Reimbursable expenses

$(000’s)	2003			2004			Change
	$’s	%	% of Revenue	$’s	%	% of Revenue	$’s	%
Project Management	$19,826	87.7%	32.5%	$19,203	91.1%	27.3%	$(623)	(3.1)%
Construction Claims	2,793	12.3%	15.7%	1,865	8.9%	13.5%	(928)	(33.2)%

Total	$22,619	100.0%	28.7%	$21,068	100.0%	25.1%	$(1,551)	(6.8)%

Reimbursable expenses consist principally of amounts paid to subcontractors and other third parties and travel and other job related expenses that are contractually reimbursable from clients. Reimbursable expenses decreased in 2004 as Hill used fewer subcontractors in 2004 due to the ending of certain of its contracts with the New York City Department of Design and Construction. Several new contracts with this client started in 2005.

Revenue, less reimbursable expenses (“RLRE”)

$(000’s)	2003		2004		Change
	$’s	%	$’s	%	$’s	%
Project Management	$41,117	73.3%	$51,057	81.0%	$9,940	24.2%
Construction Claims	14,995	26.7%	11,982	19.0%	(3,013)	(20.1)%

Total	$56,112	100.0%	$63,039	100.0%	$6,927	12.3%

Due to the $5,376,000 increase in total revenue, and the $1,551,000 decrease in reimbursable expenses, revenue less reimbursable expenses increased $6,927,000 or 12.3%, to $63,039,000 for the year ended January 1, 2005 as compared to $56,112,000 for the year ended December 27, 2003.

Direct expenses

$(000’s)	2003			2004			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$22,770	78.5%	55.4%	$29,312	85.3%	57.4%	$6,542	28.7%
Construction Claims	6,234	21.5%	41.6%	5,053	14.7%	42.2%	(1,181)	(19.0)%

Total	$29,004	100.0%	51.7%	$34,365	100.0%	54.5%	$5,361	18.5%

Direct expenses include labor expenses for time charged directly to contracts and non-reimbursable job related travel and out of pocket expenses. The increase in direct expenses is principally due to the increase in project management RLRE, as a percentage of total RLRE, partially offset by a decline in direct costs related to construction claims revenue. Project management revenue is more labor intensive and thus has higher direct costs. In addition, a higher percentage of Hill’s project management revenue is being generated overseas where Hill’s direct costs are higher. Direct costs of Hill’s construction claims segment declined due to a decline in revenue. The increase in project management revenue as a percentage of Hill’s revenue would cause direct expenses, as a percentage of revenue, to continue to increase.

Gross Profit

$(000’s)	2003			2004			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$18,347	67.7%	44.6%	$21,745	75.8%	42.5%	$3,398	18.5%
Construction Claims	8,761	32.3%	58.4%	6,929	24.2%	57.8%	(1,832)	(20.9)%

Total	$27,108	100.0%	48.3%	$28,674	100.0%	45.5%	$1,566	5.8%

Selling, general and administrative (“SG&A”) expenses

$(000’s)	2003		2004		Change
	$’s	% of RLRE	$’s	% of RLRE	$’s	%
Selling, general and administrative expenses	$27,428	48.9%	$29,231	46.4%	$1,803	6.6%

While selling, general and administrative expenses increased by 6.6% from fiscal 2003 to fiscal 2004, these expenses actually declined from 48.9% of RLRE to 46.4% of RLRE. The decline of SG&A expenses as a percentage of RLRE is partially attributable to Hill’s increase in project management revenues, which tend to have lower indirect expenses.

The $1,803,000 increase in selling, general and administrative expenses is primarily attributable to the following:

•	An increase in unapplied and indirect labor expense of $616,000 due to the increases in staff required to produce and support the $5,376,000 increase in revenue.

•	An increase in insurance expenses of $515,000 principally relating to increased coverage of property, casualty and professional liability insurance supporting the increase in revenue as well as expansion into Qatar, Kuwait and Iraq.

•	Administrative travel increased by $320,000 as corporate management, finance and business development staff traveled in support of growing overseas business.

•	An increase in bad debt expense of $286,000 related to the increase in revenue.

•	An increase in indirect expenses of $207,000 relating to the settlement of a claim by a former client for services performed by a Hill employee.

•	Increase in other indirect expenses of $131,000, incurred in the growth of the business.

•	Legal expense increased by $162,000 primarily due to the retention of outside attorneys in the Middle East in connection with contract advice, employment issues and corporate registration for Hill’s Middle East business.

•	A decrease of $370,000 in amortization expenses as a portion of Hill’s acquired contract rights were mostly or fully amortized by December 2003.

•	Expenses related to Hill’s legal costs related to an investment transaction (the Tickets.com litigation) decreased $244,000. Hill incurred legal fees related to the Tickets.com litigation of $1,773,000 in 2004. Hill incurred legal fees relating to the Tickets.com litigation of $1,696,000 and a loss on sales of Tickets.com stock of $321,000 in 2003. The litigation was concluded in April 2004.

•	An increase in other selling, general and administrative expenses of $180,000 due to a variety of factors.

Operating loss

Principally due to higher RLRE, partially offset by higher direct and selling, general and administrative expenses, operating loss declined $221,000, from a loss of $320,000 in fiscal year 2003 to a loss of $99,000 in fiscal year 2004.

Interest expense (net)

Net interest expense increased $35,000 to $597,000 for the year ended January 1, 2005 as compared to $562,000 for the year ended December 27, 2003 principally due to increased borrowings under Hill’s revolving credit facility during 2004.

Equity in earnings of affiliate

Hill owns 33.33% of an affiliate, Stanley Baker Hill, LLC (“SBH”) which was formed in April 2004 for the purpose of providing various architect-engineering and construction management services in connection with the Iraq Reconstruction Program. Hill’s share of the SBH earnings in 2004, the first year of operations, was $458,000.

Tax expense (benefit)

For 2004, Hill recognized a tax benefit of $272,000 principally relating to the recording of the Tickets.com loss and litigation expenses relative to a tax benefit of $353,000 for 2003.

Net income (loss)

Hill reported a net loss of $424,000 for 2004 principally due to the loss relating to the sale of Tickets.com stock and the related litigation expenses, which was only partially offset by Hill’s equity in the earnings of SBH.

Year Ended December 27, 2003 Compared to Year

Ended December 28, 2002

Revenue

$(000’s)	2002		2003		Change
	$’s	%	$’s	%	$’s	%
Project Management	$55,748	76.3%	$60,943	77.4%	$5,195	9.3%
Construction Claims	17,342	23.7%	17,788	22.6%	446	2.6%

Total	$73,090	100.0%	$78,731	100.0%	$5,641	7.7%

The $5,641,000 increase in total revenue is principally attributable to increases in European and Middle Eastern project management revenue of $4,213,000 and $2,578,000, respectively, which were partially offset by a $1,595,000 decline in domestic project management revenue. The increase in foreign project management revenue was the result of successful overseas business development efforts. Domestic project revenue was lower due to decreases of $12,628,000 and $1,072,000 due to a winding down of projects managed from Hill’s New York and Florida offices, respectively. However, $10,297,000 of the decline in New York project management revenues was related to reimbursable subcontractor costs, as described below. The decreases in New York and Florida project management revenues were partially offset by increases of $6,366,000 in New Jersey, $3,731,000 in Washington DC and $2,401,000 in Philadelphia due to the start of several new projects.

Reimbursable expenses

$(000’s)	2002			2003			Change
	$’s	%	% of Revenue	$’s	%	% of Revenue	$’s	%
Project Management	$23,167	92.8%	41.6%	$19,826	87.7%	32.5%	$(3,341)	(14.4)%
Construction Claims	1,799	7.2%	10.4%	2,793	12.3%	15.7%	994	55.2%

Total	$24,966	100.0%	34.2%	$22,619	100.0%	28.7%	$(2,347)	(9.4)%

Reimbursable expenses relating to project management revenue decreased due to the use of fewer subcontractors in New York where less work was contracted with the New York City Department of Design and Construction. Reimbursable expenses relating to construction claims revenue increased due to the need for more outside assistance with certain engagements.

Revenue, less reimbursable expenses (“RLRE”)

$(000’s)	2002		2003		Change
	$’s	%	$’s	%	$’s	%
Project Management	$32,581	67.7%	$41,117	73.3%	$8,536	26.2%
Construction Claims	15,543	32.3%	14,995	26.7%	(548)	(3.5)%

Total	$48,124	100.0%	$56,112	100.0%	$7,988	16.6%

Due to the 26.6% increase in project management revenue, offset by the 3.8% decline in construction claims revenue, revenue less reimbursable expenses increased 16.6% from fiscal 2002 to fiscal 2003.

Direct expenses

$(000’s)	2002			2003			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$17,987	75.2%	55.2%	$22,770	78.5%	55.4%	$4,783	26.6%
Construction Claims	5,944	24.8%	38.2%	6,234	21.5%	41.6%	290	4.9%

Total	$23,931	100.0%	49.7%	$29,004	100.0%	51.7%	$5,073	21.2%

The increase in direct expenses related to project management revenue was principally related to an increase in net project management revenue of 24.4%. The increase in direct expenses related to construction claims revenue as a percentage of construction claims RLRE was principally attributable to the fact that the offices where RLRE increased (Washington, DC, Houston and the Middle East) had higher direct costs as a percentage of revenue.

Gross Profit

$(000’s)	2002			2003			Change
	$’s	%	% of RLRE	$’s	%	% of RLRE	$’s	%
Project Management	$14,594	60.3%	44.8%	$18,347	67.7%	44.6%	$3,753	25.7%
Construction Claims	9,599	39.7%	61.8%	8,761	32.3%	58.4%	(838)	(8.7)%

Total	$24,193	100%	50.3%	$27,108	100%	48.3%	$2,915	12.0%

Selling, General and Administrative (“SG&A”) Expenses

$(000’s)	2002		2003		Change
	$’s	% of RLRE	$’s	% of RLRE	$’s	%
Selling, general and administrative expenses	$23,681	49.2%	$27,428	48.9%	$3,747	15.8%

The $3,747,000 increase in selling, general and administrative expenses is principally attributable to the following:

•	An increase in unapplied and indirect labor of $2,435,000 principally related to an increase of $1,108,000 in indirect labor for business development and administrative staff supporting the growth in revenue and an increase of $1,327,000 in unapplied labor for the new staff hired to produce the increase in RLRE of $7,988,000.

•	An increase in office rent of $940,000 due to the opening of a new office in New York and the expansion of offices in New Jersey, Washington, DC and Philadelphia.

•	Expenses related to Hill’s legal costs related to an investment transaction (the Tickets.com litigation) increased $922,000. Hill incurred legal fees relating to the Tickets.com litigation of $1,696,000 and a loss on sales of Tickets.com stock of $321,000 in 2003. Included in selling, general and administrative expenses in 2002 is a recognized loss of $445,000 from the sale of 20,000 shares of stock in Tickets.com (after a one for eight reverse stock split) and $774,000 in legal expenses relating to Tickets.com litigation.

•	An increase in administrative travel of $338,000 due to increased executive, management and business development efforts overseas.

•	An increase of $324,000 in fees paid to business development consultants.

•	A decrease in depreciation and amortization of $315,000, principally attributable to a decrease of $303,000 in amortization of a portion of Hill’s acquired contract rights which were nearing the end of their useful life by December 27, 2003.

•	A reduction of $630,000 in legal fees due to less litigation and other legal activities.

•	Miscellaneous decrease of $267,000 in other selling, general and administrative expenses.

Operating (loss) income

Principally due to expenses related to Hill’s Tickets.com litigation, operating income declined $832,000 to an operating loss of $320,000 for the year ended December 27, 2003 as compared to operating income of $512,000 for the year ended December 28, 2002.

Interest expense (net)

Net interest expenses increased $79,000, from $483,000 in fiscal 2002 to $562,000 in fiscal 2003, principally due to a higher average balance under Hill’s revolving credit facility during 2003.

Tax expense (benefit)

For 2003, Hill recognized a tax benefit of $353,000 principally relating to the Tickets.com loss and litigation expenses as compared to a tax expense of $12,000 for 2002.

Net income (loss)

Principally due to the loss relating to the sale of Tickets.com stock and the related litigation expenses, Hill reported a net loss of $529,000 for 2003 compared to net income of $17,000 for 2002.

Liquidity and Capital Resources

Historically, Hill has funded its business activities with cash flow from operations and borrowings under its credit facility.

Credit Facility

As of October 1, 2005, Hill had $8,918,000 of indebtedness under a revolving credit facility and approximately $800,000 available under the facility. During 2005, Hill was in default of certain financial covenants under the revolving credit facility. On August 11, 2005, Hill and its lender amended their credit agreement to waive the defaults and make certain other changes to the agreement including a revised pay down schedule. On January 6, 2006, the facility was amended to remove the scheduled pay downs and change the due date of the facility to February 28, 2006. Hill has entered into a Letter of Intent with a major financial institution pursuant to which the financial institution has agreed to provide Hill with a $15,000,000 senior secured credit facility, subject to due diligence and certain other closing conditions. This credit facility consists of a $13,500,000 revolving credit facility with a three-year term and a $1,500,000 term loan, which is payable in 24 equal monthly installments. Hill believes this facility will be in place by February 28, 2006.

Hill also has a credit facility with a bank in the Middle East for approximately $1.2 million secured by certain overseas receivables. At October 1, 2005, Hill had drawn down approximately $200,000 under this facility.

Arpeggio Merger

On December 5, 2005, Hill entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arpeggio Acquisition Corporation (“Arpeggio”) providing for the merger of Hill with and into Arpeggio. Arpeggio will be the surviving corporation in the merger and will change its name to “Hill International, Inc.”

Hill’s stockholders have approved and adopted the Merger Agreement in accordance with the applicable provisions of the Delaware General Corporation Law.

The merger is expected to be consummated in the second quarter of 2006, after the required approval by the stockholders of Arpeggio and the fulfillment of certain other conditions. If the merger is consummated, and Hill can provide no assurance that the merger will be consummated, the combined company shall receive from a trust account not less than $36,353,000, plus accrued interest, less amounts paid to Arpeggio stockholders who have elected to convert their shares to cash in accordance with Arpeggio’s certificate of incorporation.

Change in Tax Method

Hill currently prepares its Federal and State tax returns on a cash basis. As a result of the proposed merger and the change in ownership, Hill will be required to prepare its tax returns on an accrual basis. While the final impact of the change in method is not known, Hill estimates that the result will be a requirement to pay approximately $2,500,000 on a straight-line basis over four years beginning in 2006.

Activity during the nine months ended September 30, 2005

For the nine months ended October 1, 2005 Hill used cash of $759,000. Cash provided by operations was $894,000. Hill used $694,000 in investing activities and $910,000 in financing activities. Hill also experienced a decline in cash of $49,000 from the effect of foreign exchange rates.

Net cash provided by operating activities for the nine months ended October 1, 2005 was $894,000. Cash provided by operations is attributable to net income of $3,966,000 for the nine months adjusted by the following non-cash items included in net income:

•	depreciation and amortization of $661,000;

•	stock-based compensation of $535,000;

•	an increase in the provision for bad debts, due to higher receivables, of $495,000;

•	reported equity in SBH, a 33.33% owned affiliate, of $559,000; and

•	a deferred tax benefit of $234,000.

Working capital changes which contributed to the increase in cash from operations included the following:

•	reductions in other receivables of $223,000 due to the timing of payments;

•	reductions of related party receivables of $361,000 due to the timing of collections from SBH;

•	increases in accounts payable and accrued expenses of $808,000, principally relating to an increase in operations and Hill’s need to manage its cash;

•	an increase in net income taxes payable of $1,563,000 due to higher net income;

•	an increase in other current liabilities of $542,000, primarily consisting of advances from customers due to increased activity; and

•	an increase in other liabilities of $368,000 primarily attributable to retainers due to subcontractors.

Working capital changes which reduced cash from operations included the following:

•	an increase in accounts receivable of $7,396,000 due to increased revenue particularly in the Middle East;

•	an increase in retainage receivable of $4,000;

•	increase in prepaid expenses and other current assets of $318,000 which principally related to (i) increased activity as prepaid rent increased when Hill expanded its operations and (ii) for increased advances to Hill employees working overseas who receive such advances for living costs; and

•	a decrease in deferred revenue of $75,000. In July 2001, Hill received a cash payment of $450,000 in advance for future services which were to be provided over the following four years, not exceeding $250,000 by July 19, 2003 and $125,000 per year thereafter. During the nine-month period ended October 1, 2005, no services were requested and the liability was reduced to $0 as of October 1, 2005.

Net cash used in investing activities was $694,000, and was expended for the purchase of computers, office equipment, furniture and fixtures.

Net cash used in financing activities of $910,000 was principally for repayments under Hill’s revolving credit facility of $1,142,000, a decrease in the amount due to Hill’s principal lender of $99,000 and payments of capital lease obligations of $269,000. Hill received $618,000 of distributions from SBH. In addition, Hill also advanced $14,000 to its principal stockholder during the nine months ended October 1, 2005. These advances are non-interest bearing and have no set repayment terms.

A summary of Hill’s contractual obligations and off-balance sheet arrangements as of January 1, 2005 is as follows:

Contractual Obligations

(Amounts in thousands)

Payments due by period

	Within
	Total	1 year	2 – 3 years	4 – 5 years	After 5 years
Long-term debt obligations	$10,253	$895	$9,358	$—	$—
Operating lease obligations	14,062	2,374	4,182	3,678	3,828
Capital lease obligations	612	380	232	—	—
Purchase obligations	—	—	—	—	—
Other long-term liabilities	—	—	—	—	—

Total contractual obligations	$24,927	$3,649	$13,772	$3,678	$3,828

(Amounts in thousands)

OFF-BALANCE SHEET ARRANGEMENTS

	Amount of commitment expiration per period
	Total	1 Year	2 – 3 Years	4 – 5 years	After 5 years
Stand-by Letters of Credit	$90	$—	$90	$—	$—

The stand-by letter of credit is securing the New York office’s rent security deposit.

Backlog

The schedule below represents Hill’s backlog as of December 31, 2005. Backlog represents the anticipated revenue less reimbursable expenses of all executed and awarded contracts that have not been completed and will be recognized as revenues over the life of the project. At December 31, 2005, Hill’s backlog was approximately $281 million, compared to $256 million at December 31, 2004. Hill estimates that approximately 33.8% of the backlog at December 31, 2005 will be recognized during fiscal 2006.

The schedule below includes backlog under two types of contracts: (1) contracts for which work authorizations have been or are expected to be received on a fixed-price basis and not-to-exceed projects that are well defined and (2) time and material contracts based on the project managers’ estimate of the expected size and length of the contract.

Although backlog reflects business that Hill considers to be firm, cancellations or scope adjustments may occur. Further, most contracts with clients may be terminated at will, in which case the client would only be obligated to Hill for services provided through the termination date. Hill adjusts backlog to reflect project cancellations, deferrals and revisions in scope and cost (both upward and downward) known at the reporting date; however, future contract modifications or cancellations may increase or reduce backlog and future revenues. As a result, no assurances can be given that the amounts included in backlog will ultimately be realized.

BACKLOG SUMMARY

	As Of 12/31/2005
	Total Backlog		12 Month Backlog
	$	%	$	%
Projects	$268,817	95.7%	$85,137	89.8%
Claims	11,959	4.3%	9,651	10.2%

Total	$280,776	100.0%	$94,788	100.0%

Recent Accounting Pronouncements

Share-Based Payment

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), “Share-Based Payment,” which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS 123(R) requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. The compensation cost will be measured based on the fair value of the equity or liability instruments issued. The Statement is effective as of the beginning of the first annual period beginning after June 15, 2005. Beginning in January 2006, the value of all options granted by Hill will be recorded as compensation expense and will be reported as general and administrative expense. Hill is currently evaluating which transition method it will use upon adoption of SFAS 123(R) and the potential impacts it will have on its compensation plans. SFAS 123(R) will impact Hill’s consolidated financial statements as it historically has recorded its stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, which does not require the recording of an expense for Hill’s stock-based compensation plans for options granted at a price equal to the fair market value of the shares on the grant date.

Accounting Changes and Error Corrections

In May 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections—A Replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement does not change the guidance for reporting the correction of an error in previously issued financial statements or a change in accounting estimate. The provisions of this Statement shall be effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. The impact of SFAS No. 154 will depend on the accounting change, if any, in future periods.

Quantitative and Qualitative Disclosures of Market Risk

Hills’ major financial market exposure is to changing interest rates. All of Hill’s borrowings under its revolving credit facility vary based on changes in interest rates. Hill has total debt outstanding as of February 3, 2006 under its revolving credit facility of approximately $9,000,000. Changes in LIBOR would have an impact on Hill’s cash flows, and earnings for the nine months ended October 1, 2005. For example, a 0.25% increase in the LIBOR rate would increase Hill’s monthly interest expenses and negatively impact earnings and cash flows by approximately $1,875.

Foreign currency contracts are mostly denominated in the currency of the United Kingdom (UK), the European Union (EU) or the United Arab Emirates (UAE). These currencies have not had significant fluctuations in their relative value to U.S. dollar and Hill does not expect significant fluctuations in future periods.

Certain Transactions

From time to time, Hill has made cash advances to Irvin E. Richter, its principal stockholder. These advances are non-interest bearing and have no set repayment terms. At October 1, 2005, the balance advanced to Mr. Richter amounted to $754,000, and that balance was $977,000 as of February 1, 2006. Pursuant to the terms of the merger agreement, these loans by Hill to Mr. Richter must be repaid in full prior to the closing of the merger.

Mr. Richter also has a personal loan of $1,850,000 from a bank that is guaranteed by Hill. As collateral for its guaranty, Hill assigned to the bank $1,850,000 of the potential proceeds of a $5,000,000 key-man life insurance policy payable to Hill in the event of Mr. Richter’s death. In addition, Hill has agreed, in the event of a default on such loan, to buy back from the bank up to 500,000 shares of stock issued by Hill to Mr. Richter that have been pledged by him as collateral for the loan. Pursuant to the terms of the merger agreement, the guaranty by Hill must be terminated prior to the closing of the merger together with Hill’s assignment of the life insurance proceeds and buy back obligation.

Litigation related to an investment made by Hill (the “Tickets.com legal matter”) was concluded in April 2004, and resulted in a claim against Hill and R4 Holdings, LLC (“R4”) for legal court costs of approximately $495,500. R4 is 100% owned and controlled by Irvin E. Richter, Hill’s Chief Executive Officer. Hill and R4 have appealed this ruling and they believe that there are meritorious grounds for reversal. R4 and Mr. Richter have agreed with Hill that they will make full payment of this amount should the ruling be upheld.

DIRECTORS AND EXECUTIVE OFFICERS OF ARPEGGIO FOLLOWING THE MERGER

At the effective time of the merger, the board of directors and executive officers of Arpeggio will be the following:

Name	Age	Position
Irvin E. Richter	61	Chairman of the Board of Directors and Chief Executive Officer

David L. Richter	39	President and Chief Operating Officer, Director

Raouf S. Ghali	44	President, Project Management Group (International)

Frederic Z. Samelian	58	President, Construction Claims Group

Ronald F. Emma	54	Senior Vice President of Finance

Stuart S. Richter	52	Senior Vice President

Eric S. Rosenfeld	48	Director

Arnaud Ajdler	30	Director

[ ]		Director

[ ]		Director

[ ]		Director

IRVIN E. RICHTER has been Chairman of the Board of Directors and Chief Executive Officer of Hill since 1992, and he founded Hill in 1976. He is also Chairman of the Board of Directors of Proton Therapy, Inc., a company involved in the development and operation of cancer treatment centers. He is a member of the World Presidents’ Organization and the Construction Industry Round Table. Mr. Richter is a former member of the Board of Trustees of Rutgers University, the Board of Governors of Temple University Hospital, and the Board of Directors of the Construction Management Association of America (“CMAA”). In 2002, he was selected as a Fellow by the CMAA for his contributions to the construction management industry. Mr. Richter holds a B.A. in government from Wesleyan University and a J.D. from Rutgers University School of Law at Camden.

DAVID L. RICHTER has been President and Chief Operating Officer of Hill since April 2004, and he has been a member of Hill’s Board of Directors since February 1998. Prior to his current position, he was President of Hill’s Project Management Group from April 2001 to March 2004. Before that, Mr. Richter was Hill’s Senior Vice President, General Counsel and Secretary from August 1999 to March 2001 and Vice President, General Counsel and Secretary from April 1995 to August 1999. Prior to joining Hill, he was an attorney with the New York City law firm of Weil, Gotshal & Manges, LLP from 1992 to 1995. Mr. Richter is a member of the Young Presidents’ Organization and has served on the Board of Directors of the CMAA since September 2001. He earned a B.S. in management, a B.S.E. in civil engineering and a J.D. from the University of Pennsylvania. Mr. Richter is the son of Irvin E. Richter.

RAOUF S. GHALI has been President of Hill’s International Project Management Group since January 2005. Before that, he was Hill’s Senior Vice President in charge of project management operations in Europe and the Middle East from June 2001 to December 2004. Before that, Mr. Ghali was a Vice President with Hill from September 1993 to May 2001. Prior to joining Hill, he worked for Walt Disney Imagineering from 1988 to 1993. Mr. Ghali has a B.S. degree in business administration and economics and an M.S. in business organizational management from the University of LaVerne.

FREDERIC Z. SAMELIAN has been President of Hill’s Construction Claims Group since January 2005. Before that, he was a Senior Vice President with Hill from March 2003 until December 2004. Before that, Mr. Samelian was President of Conex International, Inc., a construction dispute resolution firm, from March 2002 to March 2003 and from April 2000 to February 2001, an Executive Director with Greyhawk North America, Inc. from March 2001 to February 2002, and a Director with PricewaterhouseCoopers LLP from September 1998 to March 2000, where he managed their construction claims consulting practice in Southern California. Before that, he had worked with Hill from 1983 to August 1998. Mr. Samelian has a B.A. in international affairs from George Washington University and an M.B.A. from Southern Illinois University. He is a certified Project Management Professional.

RONALD F. EMMA has been Hill’s Senior Vice President of Finance since August 1999. Before that, he was Hill’s Vice President of Finance since 1979. Before joining Hill, he was Assistant Controller of General Energy Resources, Inc., a mechanical contracting firm, and prior to that was a Staff Accountant with Haskins & Sells CPAs. Mr. Emma has a B.S. in accounting from St. Joseph’s University and is a Certified Public Accountant in the State of New Jersey.

STUART S. RICHTER has been Senior Vice President in charge of the New Jersey Region for Hill’s Project Management Group since October 2001. Before that, he was Hill’s Senior Vice President of Marketing and Business Development from February 1998 to October 2001, and Vice President of Marketing and Business Development from August 1996 to February 1998. Before joining Hill, he was President of Anjoy Associates, Inc., a marketing and organizational consulting firm, from 1994 to August 1996. He has been an Adjunct Professor of Marketing since 1986 at the Rutgers University School of Business at Camden. Mr. Richter has a B.A. in history from Montclair State University and an M.B.A. in business administration from Rutgers University. Mr. Richter is the brother of Irvin E. Richter.

ERIC S. ROSENFELD has been our Chairman of the Board, Chief Executive Officer and President since our inception. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. He has also been the Senior Managing Member of Crescendo Advisors II LLC, the entity providing us with general and administrative services, since its formation in August 2000. Prior to forming Crescendo Partners, Mr. Rosenfeld had been Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. since 1985. He was also Chairman of the Board of Spar Aerospace Limited, a company that provides repair and overhaul services for aircraft and helicopters used by governments and commercial airlines, from May 1999 through November 2001, until its sale to L-3 Communications. He served as a director of Hip Interactive, a Toronto Stock Exchange-listed company that distributes and develops electronic entertainment products, from November 2004 until July 2005. Mr. Rosenfeld also served as a director of AD OPT Technologies Inc., which was a Toronto Stock Exchange-listed company from April 2003 to November 2004, when it was acquired by Kronos Inc. Mr. Rosenfeld also served as a director and head of the special committee of Pivotal Corporation, a Canadian based customer relations management software company that was sold to chinadotcom in February 2004. Mr. Rosenfeld is currently Chairman of the Board of CPI Aerostructures, Inc., an American Stock Exchange-listed company engaged in the contract production of structural aircraft parts principally for the United States Air Force and other branches of the U.S. armed forces. He became Chairman in January 2005 and a director in April 2003. He has been the Chairman of the Board of Computer Horizons Corp., a Nasdaq listed company, providing IT professional services with a concentration in sourcing and managed services since October 2005. He has been a director of Sierra Systems Group, Inc., a Toronto Stock Exchange-listed information technology, management consulting and systems integration firm based in Canada since October 2003, a director of Emergis Inc., a Toronto Stock Exchange-listed company that enables the electronic processing of transactions in the Finance and Healthcare industries, since July 2004, and a director of Geac Computer Corporation Limited, a Toronto Stock Exchange and Nasdaq listed software company since October 2005. Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.

ARNAUD AJDLER has been our Chief Financial Officer and Secretary and a member of our Board of Directors since our inception. Mr. Ajdler has been a Managing Director at Crescendo Partners since December 2005, a Senior Vice President from December 2004 to December 2005 and an investment analyst before that, since September 2003. From January 2000 to July 2001, he worked as a management consultant at Mercer Management Consulting, a leading international strategy consulting firm, before completing his M.B.A. at Harvard Business School in June 2003. He also worked as an investment analyst at Tilson Capital, a New York-based hedge fund, as an investment banker at Deutsche Bank, an international financial service provider, and as a management consultant at the Boston Consulting Group. Mr. Ajdler received a B.S. in engineering from the Free University of Brussels, Belgium, an S.M. in Aeronautics from the Massachusetts Institute of Technology and an M.B.A from the Harvard Business School.

Meetings and Committees of the Board of Directors of Arpeggio

During the fiscal year ended December 31, 2005, Arpeggio’s board of directors held seven meetings. Although Arpeggio does not have any formal policy regarding director attendance at annual stockholder meetings, Arpeggio will attempt to schedule its annual meetings so that all of its directors can attend. Arpeggio expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

Independence of Directors

In anticipation of being listed on Nasdaq, Arpeggio will adhere to the rules of Nasdaq in determining whether a director is independent. The board of directors of Arpeggio also will consult with counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Arpeggio currently does not have a majority of independent directors and is not required to have one. Pursuant to an exception under the Nasdaq rules for companies that are considered to be “controlled” by a “group” of stockholders, we will not be required to have a majority of independent directors after the merger is consummated, although the members of the audit committee must be independent.

Audit Committee

The purpose of the audit committee will be to appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. The board of directors of Arpeggio will determine, upon appointment to the board on the closing of the merger, the composition of the audit committee from among those directors who qualify as being independent.

Meetings and Attendance

Since the Arpeggio audit committee will not be formed until the consummation of the merger, it did not meet in the year ended December 31, 2005.

Independent Auditors’ Fees

The firm of BDO Seidman, LLP is currently Arpeggio’s independent registered public accounting firm. Amper, Politziner & Mattia, P.C. will serve as principal accountant after the merger.

Audit Fees

During the nine months ended September 30, 2005, the fees of Arpeggio’s principal accountant were $11,000 for the review of our Quarterly Reports filed on Form 10-QSB.

During the fiscal year ended December 31, 2004, the fees of Arpeggio’s principal accountant were $38,800 in connection with our initial public offering (financial statements included in the Form S-1 Registration Statement and Report on Form 8-K), the review of our June 30 and September 30 Quarterly Reports on Form 10-QSB and the audit of our December 31, 2004 Annual Report on Form 10-KSB.

Audit-Related Fees

During 2005, Arpeggio’s principal accountant billed us $18,800 in respect of agreed upon procedures performed related to our proposed merger with Hill.

During 2005, Arpeggio’s principal accountant did not render any other assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During 2005, Arpeggio’s principal accountant billed us $20,173 for tax compliance and advice.

All Other Fees

During 2004 and 2005, there were no fees billed for products and services provided by the principal accountant to Arpeggio other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

Since the Arpeggio audit committee will not be formed until the consummation of the merger, the audit committee did not pre-approve any accounting-related or tax services. Such services were approved by our board of directors. However, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, before Arpeggio engages its independent accountant to render audit or permitted non-audit services, the engagement will be approved by the audit committee.

Audit Committee Report

Since the Arpeggio audit committee will not be formed until the consummation of the merger, it has not yet met or prepared a committee report.

Code of Ethics

In July 2004, Arpeggio’s board of directors adopted a code of ethics that applies to Arpeggio’s directors, officers and employees as well as those of its subsidiaries. A copy of our code of ethics was filed as Exhibit 14 to our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004.

Compensation Committee Information

Upon consummation of the merger, the board of directors of Arpeggio will establish a compensation committee with Messrs.                     ,                      and                      as its members. The purpose of the compensation committee will be to review and approve compensation paid to our officers and to administer the company’s incentive compensation plans, including authority to make and modify awards under such plans. Initially, the only plan will be the 2006 Employee Stock Option Plan.

Nominating Committee Information

Upon consummation of the merger, Arpeggio will form a nominating committee. The members will be Messrs.                 ,                      and                     . The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on Arpeggio’s board of directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. During the period commencing with the closing of the merger and ending immediately after the 2007 annual meeting of the company, the nominees for Arpeggio’s board of directors will be determined pursuant to the terms of the voting agreement and approved by the nominating committee.

Arpeggio does not have any restrictions on stockholder nominations under its certificate of incorporation or by-laws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules. Prior to the consummation of the merger agreement, Arpeggio has not had a nominating committee or a formal means by which stockholders can nominate a director for election. Currently the entire board of directors decides on nominees, on the recommendation of one or more members of the board. None of the current members of the board of directors is “independent.” Currently, the board of directors will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors.

Election of Directors; Voting Agreement

As provided in the merger agreement, upon consummation of the merger, the board of Arpeggio will initially consist of seven members. The Signing Stockholders, on the one hand, and Eric S. Rosenfeld and Arnaud Ajdler, on the other hand, have entered into a voting agreement pursuant to which they have agreed to vote for the other’s designees as directors of Arpeggio until immediately following the election that will be held in 2007 as follows:

•	in the class to stand for reelection in 2006 — Irvin E. Richter, , and ;

•	in the class to stand for reelection in 2007 — David L. Richter and Eric S. Rosenfeld;

•	in the class to stand for reelection in 2008 — Arnaud Ajdler and .

Pursuant to the merger agreement, upon consummation of the merger, the directors of Arpeggio shall be Irvin E. Richter, David L. Richter, Eric S. Rosenfeld, Arnaud Ajdler and three other persons designated by Hill. Under the voting agreement, the Signing Stockholders will designate five directors and Messrs. Rosenfeld and Ajdler will designate two directors. Irvin E. Richter, David L. Richter, currently directors of Hill,                     ,                      and                      will be the initial designees of the Signing Stockholders. Messrs. Rosenfeld and Ajdler, currently directors of Arpeggio, will be their own initial designees. The voting agreement is attached as Annex E hereto. We encourage you to read the voting agreement in its entirety.

Arpeggio’s directors do not currently receive any cash compensation for their service as members of the board of directors. However, in the future, non-employee directors may receive certain cash fees, stock options and stock awards that the Arpeggio board of directors may determine to pay.

Executive Compensation

No executive officer of Arpeggio has received any cash or non-cash compensation for services rendered to Arpeggio. Each executive officer has agreed not to take any compensation prior to the consummation of a business combination.

Commencing June 24, 2004 and ending upon the consummation of the merger, Arpeggio has and will continue to pay Crescendo Advisors II LLC, an affiliate of Eric S. Rosenfeld, Arpeggio’s chairman of the board of directors, chief executive officer and president, a fee of $7,500 per month for providing Arpeggio with office space and certain office and secretarial services. Other than this $7,500 per-month fee, no compensation of any kind, including finders and consulting fees, have been or will be paid to any of Arpeggio’s officers. However, Arpeggio’s executive officers are reimbursed for any out-of-pocket expenses incurred in connection with activities on Arpeggio’s behalf such as identifying potential target business and performing due diligence on suitable business combinations.

Employment Agreements

In connection with the consummation of the merger agreement, Irvin E. Richter, Hill’s chairman and chief executive officer, David L. Richter, Hill’s president and chief operating officer, and Stuart S. Richter, a senior vice president of Hill, will enter into employment agreements with Arpeggio providing for them to be employed in similar positions. Each employment agreement will be for a three-year term, subject to earlier termination in certain circumstances, and may be extended by mutual agreement of the executive and Arpeggio.

The employment agreements provide for initial annual base salaries of $850,000 for Irvin Richter, $450,000 for David Richter and $300,000 for Stuart Richter. The employment agreements also provide that, in the event of the termination of an executive’s employment by Arpeggio without cause (as defined in the employment agreement), Arpeggio will pay him a lump sum equal to: (i) with respect to Irvin Richter and David Richter, the remaining balance of his base salary for the remainder of the term of the agreement, but in no event less than one year’s base salary, and (ii) in the case of Stuart Richter, 25% of his annual base salary then in effect. Each agreement also provides for the continuation of certain benefits upon such termination without cause, including continuation of health benefits for one year except where comparable health insurance is available from a subsequent employer.

The employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to Arpeggio and its subsidiaries and generally prohibit them, during the employment term and for one year thereafter, from competing with Arpeggio and its subsidiaries and soliciting or hiring the employees of Arpeggio and its subsidiaries. The non-competition provision will remain in effect for four years from the closing date of the merger if the executive’s employment is terminated for cause or if the executive voluntarily resigns.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of February 10, 2006 and after consummation of the merger by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock either on February 10, 2006 or after the consummation of the merger;

•	each of our current executive officers and directors;

•	each person who will become director upon consummation of the merger;

•	all of our current executive officers and directors as a group; and

•	all of our executive officers and directors as a group after the consummation of the merger.

This table assumes that no holder of shares of Arpeggio’s common stock issued in its IPO converts such shares into cash.

	Beneficial Ownership of Our Common Stock on February 10, 2006			Beneficial ownership of Our Common Stock After the Consummation of the Merger
Name and Address of Beneficial Owner(1)	Number of Shares		Percent of Class before Merger	Number of Shares		Percent of Class after Merger
Eric S. Rosenfeld	1,200,000	(2)	14.5%	1,950,000	(3)
North Pole Capital Master Fund(4)	900,000		10.8%	900,000
Daniel L. Nir(5)	655,500	(6)	7.9%	655,500
Douglas A. Hirsch(7)	600,000	(8)	7.2%	600,000
Barry Rubenstein(9)	501,000	(10)	6.0%	1,503,000	(11)
Israel Englander(12)	499,000	(13)	6.0%	499,000
Sapling, LLC(14)	417,150		5.0%	417,150
Leonard B. Schlemm(15)	60,000	(16)	0.7%	100,800	(17)
Colin D. Watson(18)	60,000		0.7%	60,000
James G. Dinan(19)	60,000		0.7%	60,000

	Beneficial Ownership of Our Common Stock on September 30, 2005			Beneficial ownership of Our Common Stock After the Consummation of the Merger
Name and Address of Beneficial Owner(1)	Number of Shares		Percent of Class before Merger	Number of Shares		Percent of Class after Merger
Jon Bauer(20)	60,000		0.7%	60,000
Arnaud Ajdler	60,000		0.7%	60,000
Irvin E. Richter	0		0.0%
David L. Richter	0		0.0%
Brady H. Richter	0		0.0%
[Stuart S. Richter]	0		0.0%
[ ]
[ ]
[ ]
All current Arpeggio directors and executive officers as a group (6 individuals)	1,500,000	(21)		2,290,800	(22)
All post-merger directors and executive officers as a group (8 individuals)	[	](23)		[	](24)

(1)	Unless otherwise noted, the business address for each of the following is 10 East 53rd Street, 35th Floor, New York, New York 10022.
(2)	Includes 120,000 shares of common stock held by the Rosenfeld 1991 Children's Trust, of which Mr. Rosenfeld's wife is the sole trustee. Does not include 750,000 shares of common stock issuable upon exercise of warrants held by Mr. Rosenfeld that are not currently exercisable and may not become exercisable within 60 days.
(3)	Includes the shares in footnote 2 above as well as the 750,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
(4)	Represents shares held by North Pole Capital Master Fund. Polar Securities, Inc. serves as the investment manager to North Pole Capital Master Fund and accordingly controls the voting and disposition of these shares through Paul Sabourin, the Chief Executive Officer and Chief Investment Officer of Polar Securities. Additionally, Kamran Siddiqui serves as portfolio manager for Polar Securities and has discretionary authority over investments of North Pole Capital Master Fund. Does not include 49,000 and 6,000 shares of common stock individually held by Messrs. Sabourin and Siddiqui. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission on April 27, 2005.
(5)	Mr. Nir’s business address is 950 Third Avenue, 29th Floor, New York, NY 10022.
(6)	Shares reported for Daniel L. Nir include 357,692 shares of common stock held by P&S Capital Partners, LLC and 267,308 shares of common stock held by P&S Capital Management, LLC, of which Mr. Nir is the managing member. Shares reported for Mr. Nir also include shares benefically owned by a private limited liability company, of which Mr. Nir is a managing member of the investment manager. The foregoing information was derived from Schedule 13G filed with the Securities and Exchange Commission on January 6, 2006.
(7)	Mr. Hirsch’s business address is c/o Seneca Capital, 950 Third Avenue, 29th Floor, New York, NY 10022.
(8)	Shares reported for Douglas A. Hirsch represent shares held by Seneca Capital, L.P., Seneca Capital II, L.P., Acorn Overseas Securities Company, Seneca Capital International, Ltd. and a limited liability of which Mr. Hirsch is a managing member of the investment advisor (which investment advisor has voting and investment control over the shares held by such limited liability company). Mr. Hirsch is also the managing member of Seneca Capital Investments, LLC (which has voting and investment control over the shares held by Seneca Capital, L.P., Seneca Capital II, L.P., Acorn Overseas Securities Company and Seneca Capital International, Ltd. The foregoing information was derived from Schedule 13G filed with the Securities and Exchange Commission on January 12, 2006.
(9)	Mr. Rubenstein's business address is 68 Wheatley Road, Brookville, New York 11545.
(10)	Includes (i) 200,000 shares of common stock owned by Woodland Partners, (ii) 121,000 shares of common stock owned by the Barry Rubenstein Rollover IRA account, (iii) 120,000 shares of common stock owned by Woodland Venture Fund and (iv) 60,000 shares of common stock owned by Seneca Ventures. Barry Rubenstein is a general partner of Seneca Ventures, Woodland Venture Fund and Woodland Partners and an officer and director of Woodland Services Corp. Does not include (i) 400,000 shares of common stock issuable upon exercise of warrants held by Woodland Partners, (ii) 242,000 shares of common stock issuable upon exercise of warrants held by the Barry Rubenstein Rollover IRA account, (iii) 240,000 shares of common stock issuable upon exercise of warrants held by Woodland Venture Fund and 120,000 shares of common stock issuable upon exercise of warrants held by Seneca Ventures, all of which warrants are not exercisable and may not become exercisable within 60 days. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission on July 9, 2004.
(11)	Includes the shares referred to in footnote 6 above as well as the 1,002,000 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.

(12)	The business address of Israel Englander is c/o Millennium Management, L.L.C., 666 Fifth Avenue, New York, New York 10103.
(13)	Represents 490,000 shares of common stock held by Millenco, L.P. Millennium Management, L.L.C. is the general partner of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. Does not include 978,000 shares of common stock issuable upon exercise of warrants owned by Millenco, all of which warrants are not exercisable and may not become exercisable within 60 days. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005.
(14)	The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission on January 28, 2005.
(15)	The business address of Mr. Schlemm is c/o The Atwater Club, 3505 Avenue Atwater, Montreal, Quebec H3W 1Y2.
(16)	Does not include 40,800 shares of common stock issuable upon exercise of warrants.
(17)	Includes 40,800 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
(18)	The business address of Mr. Watson is 72 Chestnut Park Rd, Toronto, Ontario , M4W1W8.
(19)	The business address of Mr. Dinan is c/o York Capital Management, 767 Fifth Avenue, New York, New York 10153.
(20)	The business address of Mr. Bauer is 411 W. Putnam Ave., Ste 225, Greenwich, Connecticut 06830.
(21)	Does not include 790,800 shares of common stock issuable upon exercise of warrants held by our officers and directors that are not currently exercisable and may not become exercisable within 60 days.
(22)	Includes 790,800 shares of common stock issuable upon exercise of warrants that will become exercisable upon consummation of the merger.
(23)	Does not include 790,800, shares of common stock issuable upon exercise of warrants that are not currently exercisable and may not become exercisable within 60 days.
(24)	Includes 790,800 shares of common stock issuable upon exercise of warrants that become exercisable upon consummation of the merger.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Arpeggio Related Party Transactions

Prior to our IPO, we issued an aggregate of 1,250,000 shares of common stock to the Arpeggio Inside Stockholders as set forth below at a purchase price of approximately $0.02 per share. Subsequent to the issuance, our board of directors authorized a 1.2-to- one forward split of our common stock on May 25, 2004, effectively lowering the purchase price to $0.016 per share. The following share numbers have been adjusted to reflect the stock split:

Name	Number of Shares	Relationship to Us
Eric S. Rosenfeld	1,080,000	Chairman of the Board, Chief Executive Officer and President
Rosenfeld 1991 Children’s Trust	120,000	Stockholder
Leonard B. Schelmm	60,000	Director
Colin D. Watson	60,000	Director
James G. Dinan	60,000	Director
Jon Bauer	60,000	Director
Arnaud Ajdler	60,000	Chief Financial Officer, Secretary and Director

These shares are being held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until June 24, 2007 pursuant to an escrow agreement between us, the Arpeggio Inside Stockholders and the escrow agent. These shares will not be transferable except to their spouses, children or trusts established for their benefit and will be released prior to June 24, 2007 only if we liquidate following a business combination or upon a subsequent transaction resulting in our stockholders having the right to exchange their shares for cash or other securities.

Pursuant to a registration rights agreement dated June 22, 2004, the holders of these shares, acting by the holders of a majority thereof, are entitled to make up to two demands that Arpeggio register these shares at any time after the date on which the shares are released from escrow. In addition, these stockholders have certain “piggy back” registration rights on registration statements filed subsequent to the date on which the shares are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Commencing on our IPO through the consummation of the merger, we have paid or will pay Crescendo Advisors II LLC a monthly fee of $7,500 for general and administrative services.

Arpeggio has and will continue to reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf.

Other than the $7,500 per-month administrative fee payable to Crescendo Advisors II LLC and reimbursable out-of-pocket expenses payable to Arpeggio officers and directors, no compensation or fees of any kind, including finders and consulting fees, have been or will be paid to any of the above listed Arpeggio stockholders for the services rendered to Arpeggio prior to or in connection with the consummation of the merger.

During 2004 Eric S. Rosenfeld advanced $77,500 to Arpeggio to cover expenses related to Arpeggio’s initial public offering. This loan was repaid without interest in July 2004.

All ongoing and future transactions between Arpeggio and any of its officers and directors or their respective affiliates will be on terms believed by Arpeggio to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of Arpeggio’s board who do not have an interest in the transaction.

Hill Related Party Transactions

From time to time, Hill has made cash advances to Irvin E. Richter, its principal stockholder. These advances are non-interest bearing and have no set repayment terms. At October 1, 2005, the balance advanced to Mr. Richter amounted to $754,000, and that balance was $977,000 at February 1, 2006. Pursuant to the terms of the merger agreement, these loans by Hill to Mr. Richter must be repaid in full prior to the closing of the merger.

Mr. Richter also has a personal loan of $1,850,000 from a bank that is guaranteed by Hill. As collateral for its guaranty, Hill assigned to the bank $1,850,000 of the potential proceeds of a $5,000,000 key-man life insurance policy payable to Hill in the event of Mr. Richter’s death. In addition, Hill has agreed, in the event of a default on such loan, to buy back from the bank up to 500,000 shares of stock issued by Hill to Mr. Richter that have been pledged by him as collateral for the loan. Pursuant to the terms of the merger agreement, the guaranty by Hill and Hill’s assignment of the life insurance proceeds and buy back obligation must be terminated prior to the closing of the merger.

A trial related to an investment made by Hill (the “Tickets.com legal matter”) was concluded in April 2004, and resulted in an order that the plaintiffs, Hill and R4 Holdings, LLC (“R4”), pay the defendants’ court costs of approximately $495,500. R4 is 100% owned and controlled by Irvin E. Richter, Hill’s Chief Executive Officer. Hill and R4 have appealed this ruling and they believe that there are meritorious grounds for reversal. Pending the outcome of the appeal, the order to pay any court costs has been stayed. R4 and Mr. Richter have agreed with Hill that they will make full payment of this amount should the ruling be upheld.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires Arpeggio directors, officers and persons owning more than 10% of Arpeggio’s common stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based on its review of the copies of such reports furnished to Arpeggio, or representations from certain reporting persons that no other reports were required, Arpeggio believes that all applicable filing requirements were complied with during the fiscal years ended December 31, 2004 and December 31, 2005.

DESCRIPTION OF ARPEGGIO COMMON STOCK AND OTHER SECURITIES

General

The certificate of incorporation of Arpeggio authorizes the issuance of 30,000,000 shares of common stock, par value $.0001, and 1,000,000 shares of preferred stock, par value $.0001. As of the record date, 8,300,000 shares of common stock were outstanding and no shares of preferred stock were outstanding.

Common Stock

The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of the existing stockholders, including all officers and directors of Arpeggio, have agreed to vote their respective shares of common stock owned by them immediately prior to the IPO in accordance with the vote of the public stockholders owning a majority of the shares of Arpeggio’s outstanding common stock. This voting arrangement does not apply to shares included in units purchased in the IPO or units, common stock or warrants purchased following the IPO in the open market by any of Arpeggio’s stockholders, officers and directors. Arpeggio’s stockholders, officers and directors may vote their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

Arpeggio will proceed with the merger only if the stockholders who own at least a majority of the shares of common stock sold in the IPO vote in favor of the merger and stockholders owning less than 20% of the shares sold in the IPO exercise conversion rights discussed below.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

If Arpeggio is required to liquidate, the holders of Arpeggio common stock purchased in the IPO will be entitled to share ratably in the trust fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. Holders of common stock issued prior to Arpeggio’s IPO have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the IPO if Arpeggio is forced to liquidate.

Holders of Arpeggio common stock do not have any conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that the holders of Arpeggio common stock acquired in the IPO have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account if they vote against the merger and the merger is approved and completed. Holders of common stock who convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

The certificate of incorporation of Arpeggio authorizes the issuance of 1,000,000 shares of a blank check preferred stock with such designations, rights and preferences as may be determined from time to time by Arpeggio’s board of directors. Accordingly, Arpeggio’s board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although Arpeggio has entered into an underwriting agreement which prohibits Arpeggio, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on a business combination. Arpeggio may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of

Arpeggio. There are no shares of preferred stock outstanding and Arpeggio does not currently intend to issue any preferred stock.

Warrants

Arpeggio currently has outstanding 13,600,000 redeemable common stock purchase warrants. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the completion of the merger. The warrants expire on June 23, 2008 at 5:00 p.m., New York City time. Arpeggio may call the warrants for redemption;

•	in whole and not in part;

•	at a price of $.01 per warrant at any time after the warrants become exercisable;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•	if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend or Arpeggio’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below the exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to Arpeggio, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of a warrant agreement, Arpeggio has agreed to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there is no assurance that Arpeggio will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

We have engaged EarlyBirdCapital, the representative of the underwriters of Arpeggio’s IPO, on a non-exclusive basis, as our agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the SEC, we have agreed to pay the representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised more than one year after the date of our IPO if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrantholders about us or the market for our securities, and assisting in the processing of the exercise of warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that EarlyBirdCapital, Inc. solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrantholders at the time of exercise.

PRICE RANGE OF ARPEGGIO SECURITIES AND DIVIDENDS

Arpeggio’s units, common stock and warrants are quoted on the OTCBB under the symbols APGOU, APGO and APGOW, respectively. The following table sets forth the range of high and low closing bid prices for the units, common stock and warrants for the periods indicated since the units commenced public trading on June 25, 2004 and since the common stock and warrants commenced public trading on July 7, 2004. The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low
2006:
First Quarter (through February 7, 2006)	$8.30	$6.97	$5.85	$5.34	$1.20	$0.80
2005:
Fourth Quarter	$7.04	$6.26	$5.37	$5.22	$0.84	$0.50
Third Quarter	$7.10	$6.20	$5.40	$5.07	$0.92	$0.56
Second Quarter	$7.25	$6.75	$5.55	$5.14	$1.00	$0.71
First Quarter	$8.00	$6.75	$5.55	$5.00	$1.14	$0.80
2004:
Fourth Quarter	$6.65	$5.95	$5.09	$4.70	$0.83	$0.58
Third Quarter	$6.25	$5.85	$4.95	$4.73	$0.80	$0.55
Second Quarter	$6.20	$6.00	N/A	N/A	N/A	N/A
First Quarter (IPO was not effective)

Holders of Arpeggio common stock, warrants and units should obtain current market quotations for their securities. The market price of Arpeggio common stock, warrants and units could vary at any time before the merger.

In connection with the merger, Arpeggio and Hill will use their reasonable best efforts to obtain the listing for trading on Nasdaq of Arpeggio common stock, warrants and units. Arpeggio believes it will meet the Nasdaq listing requirements because, upon consummation of the merger, it will have (i) a market value of listed securities of at least $50 million, (ii) over one million publicly held shares, (iii) a market value of publicly held shares in excess of $5 million, (iv) a minimum bid price of $4.00, (v) over 300 round lot shareholders, and (vi) at least three market makers who will make a market in its securities. In the event Arpeggio’s common stock, warrants and units are listed on Nasdaq at the time of the closing of the merger, the symbol will change to one determined by Arpeggio and Nasdaq that is reasonably representative of the corporate name or business of Arpeggio. If the listing on Nasdaq is not finally approved, it is expected that the common stock, warrants and units will continue to be quoted on the OTCBB.

Holders

As of                     , 2006, there were          holders of record of Arpeggio units,          holders of record of Arpeggio common stock and          holders of record of Arpeggio warrants. Arpeggio believes that the beneficial holders of the units, common stock and warrants will be in excess of              persons each.

Dividends

Arpeggio has not paid any dividends on our common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the present intention of Arpeggio’s board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future. The payment of dividends subsequent to the merger will be within the discretion of our then board of directors and will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger.

STOCKHOLDER PROPOSALS

Assuming the merger proposal is approved, the Arpeggio 2006 annual meeting of stockholders will be held on or about                     , 2006 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2006 annual meeting, you need to provide it to us by no later than                     , 2006. You should direct any proposals to our secretary at Arpeggio’s principal office in New York, New York. If you want to present a matter of business to be considered at the year 2006 annual meeting, under Arpeggio’s by-laws you must give timely notice of the matter, in writing, to our secretary. To be timely, the notice has to be given between                      and                     . If Arpeggio is liquidated as a result of not consummating a business combination transaction before June 30, 2006, there will be no annual meeting in 2006.

EXPERTS

The consolidated financial statements of Hill at January 1, 2005 and December 27, 2003, and for each of the three years in the period ended January 1, 2005, included in the proxy statement, have been audited by Amper, Politziner & Mattia, P.C, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Arpeggio at December 31, 2004 and for the period from April 2, 2004 (inception) to December 31, 2004, included in this proxy statement have been audited by BDO Seidman, LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Representatives of Amper, Politziner & Mattia, P.C., and BDO Seidman, LLP, will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

Arpeggio files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Arpeggio with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 100 F Street, N.E., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Arpeggio at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement or incorporated in this proxy statement by reference.

All information contained in this document relating to Arpeggio has been supplied by Arpeggio and all such information relating to Hill has been supplied by Hill. Information provided by one does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or would like to request, without charge, any and all information that has been incorporated by reference in the proxy statement, or if you have questions about the merger, you should contact, orally or in writing:

Mr. Eric S. Rosenfeld Chairman, Chief Executive Officer and President Arpeggio Acquisition Corporation 10 East 53rd Street, 35th Floor New York, New York 10022 Phone: (212) 319-7676	- or -	Mackenzie Partners, Inc. 150 Madison Avenue New York, New York 10016 Phone: (800) 322-2885 Fax: (212) 929-0308

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

	October 1, 2005	January 1, 2005
	(Unaudited)
Assets

Current assets

Cash and cash equivalents	$43	$802
Cash-restricted	628	—
Accounts receivable, less allowance for doubtful accounts of $1,365 and $1,190 as of October 1, 2005 and January 1, 2005, respectively	28,485	21,584
Accounts receivable-related party	274	635
Other receivables	—	223
Prepaid expenses and other current assets	1,960	1,642

Total current assets	31,390	24,886

Property and equipment – net	2,732	2,585
Cash – restricted	2,889	3,357
Retainage receivable	769	765
Intangible assets, net	185	299
Deferred tax asset	810	640
Investment in affiliate	559	618
Other assets	223	181

Total assets	$39,557	$33,331

Liabilities and Stockholders’ Equity

Current liabilities
Due to bank	$499	$598
Current maturities of long-term debt	9,107	895
Current maturities of capital lease obligations	227	339
Accounts payable and accrued expenses	12,007	11,199
Deferred tax liability	2,312	2,376
Income taxes payable	1,794	231
Deferred revenue	—	75
Other current liabilities, primarily advance payments from clients	4,605	3,903

Total current liabilities	30,551	19,616

Long-term debt, net of current maturities	—	9,358
Capital lease obligations, net of current maturities	61	218
Retainage payable	486	173
Other liabilities	1,980	1,925

Total liabilities	33,078	31,290

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.01 par value; 1 share authorized, none issued	—	—
Common stock, $.01 par value; 10,000 shares authorized, 8,001 shares issued, 6,000 shares outstanding	80	80
Additional paid-in capital	1,236	701
Retained earnings	6,406	2,440
Accumulated other comprehensive income	94	143

	7,816	3,364
Less treasury stock at cost	(583)	(583)
Due from stockholder	(754)	(740)

Total stockholders’ equity	6,479	2,041

Total liabilities and stockholders’ equity	$39,557	$33,331

See accompanying notes to condensed consolidated financial statements.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

For the Nine-Months Ended October 1, 2005 and October 2, 2004

(in thousands, except per share amounts)

(Unaudited)

	Nine Months Ended
	October 1, 2005	October 2, 2004
Revenue	$80,372	$61,284
Reimbursable expenses	21,427	14,369

Revenue, less reimbursable expenses	58,945	46,915
Direct expenses	30,981	25,391

Gross profit	27,964	21,524

Operating expenses (income)
Selling, general and administrative expenses	22,577	22,512
Equity in earnings of affiliate	(559)	(37)

	22,018	22,475

Operating income (loss)	5,946	(951)

Interest expense, net	(420)	(436)

Income (loss) before provision for income taxes	5,526	(1,387)

Provision for (benefit from) income taxes	1,560	(483)

Net income (loss)	$3,966	$(904)

Basic net income (loss) per share	$0.66	$(0.15)

Basic weighted average shares outstanding	6,000	6,000

Diluted net income (loss) per share	$0.58	$(0.15)

Diluted weighted average shares outstanding	6,804	6,000

See accompanying notes to condensed consolidated financial statements.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the Nine-Months Ended October 1, 2005 and October 2, 2004

(in thousands)

(Unaudited)

	October 1, 2005	October 2, 2004
Cash flows from operating activities
Net income (loss)	$3,966	$(904)

Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	547	514
Amortization	114	114
Equity in earnings of affiliate	(559)	(37)
Provision for bad debts	495	970
Deferred tax benefit	(234)	(897)
Stock-based compensation	535	—
(Increase) decrease in
Accounts receivable	(7,396)	(237)
Accounts receivable-related party	361	(182)
Other receivables	223	168
Prepaid expenses and other current assets	(318)	(1,931)
Retainage receivable	(4)	(144)
Other assets	(42)	108
Increase (decrease) in
Accounts payable and accrued expenses	808	619
Income taxes payable	1,563	411
Deferred revenue	(75)	(168)
Other current liabilities, primarily advance payments from clients	542	1,890
Other liabilities	368	177

Total adjustments	(3,072)	1,375

Net cash flow provided by operating activities	894	471

Net cash flows used in investing activities
Payments for purchase of property and equipment	(694)	(511)

Cash flows from financing activities
Contributions in affiliate	—	(160)
Distributions from affiliate	618	—
Due to bank	(99)	454
Payments on note payable	(4)	(131)
Net repayments on revolving loan borrowings	(1,142)	(234)
Advances to stockholder	(14)	(30)
Payments on capital lease obligations	(269)	(346)

Net cash flow used in financing activities	(910)	(447)
Effect of exchange rate changes on cash	(49)	(50)

Net decrease in cash and cash equivalents	(759)	(537)

Cash and cash equivalents - beginning of period	802	1,360

Cash and cash equivalents – end of period	$43	$823

See accompanying notes to condensed consolidated financial statements.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 1 - Summary of Significant Accounting Policies

Operations

Hill International, Inc. and Subsidiaries (the “Company”) is a professional services firm providing program management, project management, construction management and construction claims services worldwide. Revenue from international services was approximately 36% and 28% of total revenue for the nine-month periods ended October 1, 2005 and October 2, 2004, respectively.

General

The accompanying unaudited interim Condensed Consolidated Financial Statements were prepared in accordance with accounting principles generally accepted in the United States of America and the interim financial statement rules and regulations of the Securities and Exchange Commission. In the opinion of management, these statements include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Condensed Consolidated Financial Statements. The interim operating results are not necessarily indicative of the results for a full year or any interim period. In presenting the Condensed Consolidated Financial Statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the condensed consolidated financial statements. It is possible that such changes could occur in the near term. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations relating to interim financial statements. The Consolidated Financial Statements included in this Merger Proxy Pursuant to Section 14(a) should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this Merger Proxy Pursuant to Section 14(a) and included together with the Company’s Consolidated Financial Statements and Notes thereto included in the Company’s Fiscal Year 2004 Audited Financial Statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company has no entities for which the Company is determined to be the primary beneficiary under Financial Accounting Standards Board Interpretation (“FIN”) No. 46R, “Consolidation of Variable Interest Entities.” The Company does not have any variable interest entities requiring consolidation. Investments in non-consolidated affiliates (20% to 50% owned companies) over which the Company exercises significant influence are accounted for under the equity method. All intercompany balances and transactions have been eliminated in consolidation.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Accounting Periods

The Company utilizes a 52-53 week fiscal year ending on the Saturday closest to December 31. The nine months ended October 1, 2005 began on January 2, 2005 and the nine months ended October 2, 2004 began on December 28, 2003. The nine months ended October 1, 2005 includes 39 weeks and the nine months ended October 2, 2004 includes 40 weeks.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The estimates affecting our financial statements that are particularly significant include revenue recognition, recoverability of long-lived assets, income taxes, allowance for doubtful accounts and commitments and contingencies.

Comprehensive Income

Comprehensive income, as defined, includes all changes to equity except those resulting from investments by or distribution to owners and consists of a foreign currency translation adjustment.

Components of other comprehensive loss (in thousands) for the nine-month periods ended October 1, 2005 and October 2, 2004 are as follows:

	October 1, 2005	October 2, 2004
Foreign currency translation adjustment, net of tax	$49	$50

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Earnings Per Common Share

The following table summarizes the Company’s earnings per common share for the nine-months ended October 1, 2005 and October 2, 2004. The additional shares included in diluted shares outstanding are entirely attributable to stock options.

Nine months ended October 1, 2005:	Net Income (in thousands)	Wtd Avg Shares (in thousands)	Per Share Amount
Basic EPS
Net income	$3,966	6,000	$0.66
Effect of dilutive securities:
Stock options	—	804	(0.08)

Diluted EPS:	$3,966	6,804	$0.58

Nine months ended October 2, 2004:	Net Loss (in thousands)	Wtd Avg Shares (in thousands)	Per Share Amount
Basic EPS
Net loss	$(904)	6,000	$(0.15)
Effect of dilutive securities:
Stock options	—	—	—

Basic and Diluted EPS:	$(904)	6,000	$(0.15)

Stock-Based Compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25 (“APB 25”) “Accounting for Stock Issued to Employees,” and related interpretations in accounting for its employee stock option plans (the “Plans”). Under this method, compensation cost is measured as the amount by which the market price of the underlying stock exceeds the exercise price of the stock option at the date at which both the number of options granted and the exercise price are known.

The Plans stipulate that the exercise price of the options be the equivalent to the fair market value of the Company on the date the option is granted. The fair market value was determined by the Company’s Board of Directors. Accordingly, no compensation expense has been recognized. The pro forma amount recorded under Statement of Financial Accounting Standards (“SFAS”) No.123, “Accounting for Stock-Based Compensation,” is de minimus.

Options to purchase 100,000 shares of the Company’s common stock issued to a deceased former employee expired September 1, 2005. In September 2005, the Company’s Board of Directors elected to extend the options for an additional year to September 1, 2006. The Company compared the fair value of the options at the date of the extension to the fair value at the original grant date and recorded a $535,000 expense for the increase in fair value. The expense is included in Selling, general and

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

administrative expenses in the Condensed Consolidated Statements of Operations.

Note 2 - Receivables

Accounts Receivable

	October 1, 2005	January 1, 2005
	(in thousands)
Billed	$29,236	$22,024
Unbilled	614	750

	29,850	22,774
Less allowance for doubtful accounts	(1,365)	(1,190)

	$28,485	$21,584

Unbilled receivables primarily represent revenue earned on contracts, which the Company is contractually precluded from billing until predetermined future dates.

The Company had allowances for doubtful accounts totaling $1.4 million and $1.2 million as of October 1, 2005 and January 1, 2005, respectively. These allowance amounts reflect receivable balances for which collection is doubtful, and have been netted against the receivables balances shown in the Condensed Consolidated Balance Sheets.

Included in billed receivables are amounts due from various branches of the U.S. Government of $2.4 million and $4.7 million at October 1, 2005 and January 1, 2005, respectively. Federal government contracts are subject to the U.S. Federal Acquisition Regulations (“FAR”). These contracts and certain contracts with state and local agencies are subject to audits, which generally are performed by the Defense Contract Audit Agency (“DCAA”). The DCAA audits the Company’s overhead rates, cost proposals, incurred government contract costs and internal control systems. During the course of its audits, the DCAA may question incurred costs if it believes the Company has accounted for such costs in a manner inconsistent with the requirements of the FAR or the U.S. Cost Accounting Standards, and may recommend that the Company’s U.S. government corporate administrative accounting officer disallow any such costs. Historically, the Company has not experienced significant disallowed costs as a result of these audits, however, management cannot provide assurance that future DCAA audits will not result in material disallowances of incurred costs.

Included in billed receivables are $7.1 million and $3.8 million, at October 1, 2005 and January 1, 2005, respectively, of receivables from foreign governments. The Company conducts business in certain countries where the local political environment subjects the Company’s related trade receivables to lengthy collection delays. Based upon past experience with these clients, after giving effect to the Company’s related allowance for doubtful accounts balance at October 1, 2005 and January 1, 2005, management believes that these receivable balances will be collectible.

Retainage Receivable

Retainage receivable balances totaling $769,000 and $765,000 at October 1, 2005 and January 1, 2005, respectively, relate to retainage provisions under long-term contracts

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

which will be due upon completion of the contracts. Based on management’s estimates, $769,000 and $765,000 of these retention balances at October 1, 2005 and January 1, 2005, respectively, were expected to be collected.

Note 3 - Prepaid Expenses and Other Current Assets

	October 1, 2005	January 1, 2005
	(in thousands)
Prepaid subcontractor fees	$663	$1,045
Prepaid insurance	47	144
Prepaid rent	450	125
Employee advances	454	195
Other assets	346	133

	$1,960	$1,642

Prepaid subcontractor fees represent advance payments from clients for future services which may relate to work to be performed by subcontractors. As of October 1, 2005 and January 1, 2005, $663,000 and $1.0 million, respectively, of such advances were remitted to subcontractors in advance for future services.

Note 4 - Due to Bank

Under the Company’s cash-management system certain cash accounts reflect credit balances to the extent checks were disbursed but not immediately funded at the bank. The Company manages this process daily and ensures all checks are funded when presented. The amounts of these credit balances are approximately $499,000 and $598,000 at October 1, 2005 and January 1, 2005, respectively.

Note 5 - Long-Term Debt

During 2005, Hill was in default of certain financial covenants under its revolving credit facility. On August 11, 2005, Hill and its lender amended their credit agreement to waive the defaults and make certain other changes to the agreement. On January 6, 2006, the facility was amended to remove scheduled pay downs and change the due date to February 28, 2006. See Note 17 for further information.

Note 6 - Intangible Assets

	October 1, 2005		January 1, 2005
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(in thousands)
Acquired contract rights	$2,139	$1,954	$2,139	$1,840

Intangible assets, net	$185		$299

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Amortization expense related to intangible assets totaled $114,000 for both the nine-months ended October 1, 2005 and October 2, 2004 and is included in “Selling, general and administrative expenses” in the Condensed Consolidated Statements of Operations.

Estimated amortization expense for the fiscal years ending December is as follows (in thousands):

2005 (For the three months ended December 31, 2005)	$38
2006	147

$185

Note 7 Supplemental Disclosure of Cash Flow Data

	Nine-Months Ended
	October 1, 2005	October 2, 2004
	(in thousands)
Interest paid	$442	$439
Income taxes paid	$243	$51

Note 8 - Deferred Revenue

In July 2001, the Company received a cash payment of $450,000 in advance for future services which were to be provided over the following four years, not exceeding $250,000 by July 19, 2003 and $125,000 per year thereafter. During each of the nine- month periods ended October 1, 2005 and October 2, 2004, no services were requested. The liability was reduced to $0 and $75,000 as of October 1, 2005 and January 1, 2005, respectively, reflecting the maximum amount of services that could potentially be provided.

Note 9 - Advance Payments from Clients

In certain instances the Company may collect advance payments from clients for future services. As the services are performed these advance payments are reversed and recognized as revenue. The balance of advance payments from clients was $4.6 million and $3.9 million at October 1, 2005 and January 1, 2005 respectively and was included in other current liabilities on the Condensed Consolidated Balance Sheets.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 10 - Investment in Affiliate

Investment in affiliate reflects ownership by the Company of 33.33% of the members’ equity of Stanley Baker Hill (“SBH”). Summary information of the affiliate follows:

As of September 30, 2005
(in thousands)
Current assets	$3,480
Current liabilities	1,803

Working capital	1,677

Members’ equity	$1,677

For the nine-month periods ended:

	September 30, 2005	September 30, 2004
	(in thousands)
Sales	$9,970	$3,102

Net income	$1,677	$109

Equity in earnings of affiliate	$559	$37

Undistributed earnings included in consolidated retained earnings	$559	$37

Contributions in affiliate	$—	$160

Distributions from affiliate	$618	$—

Accounts Receivable – Related Party

At October 1, 2005 and January 1, 2005 there were receivables of $274,000 and $635,000, respectively, from SBH owed to the Company for work performed by the Company as a subcontractor to SBH. Such amounts were payable in accordance with the subcontract agreement between the Company and SBH. The receivables were subsequently paid in full during the fourth quarter of 2005 and the first quarter of 2005 related to the periods ended October 1, 2005 and January 1, 2005, respectively.

Revenue Earned by the Company

Revenue from SBH pursuant to such subcontract agreement for the nine-month periods ended October 1, 2005 and October 2, 2004 was $2.5 million and $934,000, respectively.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Note 11 - Due from Stockholder

From time to time the Company has made cash advances to its principal stockholder. These advances, which are non-interest bearing and have no set repayment terms, are classified in Stockholders’ Equity in the Condensed Consolidated Balance Sheets.

Note 12 – Selling, General and Administrative Expenses

Legal expenses and other expenses related to an investment transaction (the Tickets.com litigation) for the period ended October 2, 2004 of $1.7 million are included in “Selling, general and administrative expenses” in the Condensed Consolidated Statements of Operations. Such litigation was concluded in April 2004 resulting in a claim against the Company and a Company controlled by the Chief Executive Officer of the Company (“the Other Defendant”) for court costs of approximately $500,000. The Company and the Other Defendant have appealed this ruling and believe they have meritorious grounds for reversal. The Chief Executive Officer and the Other Defendant have represented to the Company that they will make full payment of the amount should the ruling be upheld. Accordingly, no amount has been provided for by the Company for this matter in the accompanying financial statements.

Also included in “Selling, general and administrative expenses” in the Condensed Consolidated Statements of Operations are depreciation and amortization expenses of $661,000 and $628,000 for the nine-month periods ended October 1, 2005 and October 2, 2004, respectively.

Also included in “Selling, general and administrative expenses” in the Condensed Consolidated Statements of Operations is bad debt expense of $495,000 and $970,000 for the nine-month periods ended October 1, 2005 and October 2, 2004, respectively.

Note 13 - Income Taxes

The effective tax rates for the fiscal years of 2004, 2003 and 2002 were 39%, 40% and 41%, respectively. The effective tax rate for the nine months ended October 1, 2005 is 28%. The effective rate is lower than in previous periods because a greater portion of the Company’s profit in the nine-months ended October 1, 2005 came from foreign operations which are taxed at lower rates.

Note 14 - Business Segment Information

The Company’s business segments reflect how executive management makes resource decisions and assesses its performance. The Company bases these decisions on the type of the services provided (Project Management and Construction Claims Services) and their geography (United States, Europe and Middle East).

The Project Management segment provides extensive construction and project management services to construction owners worldwide. Such services include program management, project management, construction management, project management oversight, staff augmentation, management consulting and estimating and cost management.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

The Construction Claims segment provides such services as claims consulting, litigation support, expert witness testimony, cost and damages assessment and delay and disruption analysis to clients worldwide.

The Company evaluates the performance of its segments primarily on operating income before Corporate overhead allocations and income taxes.

The following tables reflect the required disclosures (in thousands) for the Company’s reportable segments:

Revenue and Income from Operations

Nine months ended	October 1, 2005	October 2, 2004
Project Management
Revenue	$69,306	$50,115
Income from operations pre-Corporate overhead allocation	10,765	6,071
Less: Corporate Overhead allocation	4,694	4,140
Operating Income	$6,071	$1,931
Construction Claims
Revenue	$11,066	$11,169
Income from operations pre-Corporate overhead allocation	1,561	1,562
Less: Corporate Overhead allocation	1,173	1,828
Operating Income (Loss)	$388	$(266)
Total Reportable Segments
Revenue	$80,372	$61,284
Income from operations pre-Corporate overhead allocation	12,326	7,633
Less: Corporate Overhead allocation	5,867	5,968
Operating Income	6,459	1,665
Other corporate expenses	513	2,616
Total Company - Operating income (Loss)	$5,946	$(951)

Depreciation and amortization expense

For the nine-months ended	October 1, 2005	October 2, 2004
Project Management	$389	$293
Construction Claims	115	109
Subtotal –Segments	504	402
Corporate	157	226
Total	$661	$628

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

The Company’s enterprise-wide disclosures (in thousands) are as follows:

Total revenue by type of service:

For the nine-months ended	October 1, 2005	October 2, 2004
Project Management	$69,306	$50,115
Construction Claims	11,066	11,169

Total	$80,372	$61,284

Total revenue by geographic region:

For the nine-months ended	October 1, 2005	October 2, 2004
United States	$51,241	$45,146
Europe	10,227	5,493
Middle East	18,904	10,645

Total	$80,372	$61,284

Total revenue by type of client:

For the nine-months ended	October 1, 2005	October 2, 2004
United States government	$13,784	$15,315
Various state, local and quasi-governmental agencies	29,184	19,377
Foreign governments	13,539	9,400
Private sector	23,865	17,192

Total	$80,372	$61,284

Property, plant and equipment, net by geographic location

As of	October 1, 2005	January 1, 2005
United States	$1,868	$2,128
Europe	238	182
Middle East	626	275

Total	$2,732	$2,585

Note 15 - Concentrations

The Company had one major client that accounted for 15% of total sales for the nine-month period ended October 1, 2005 and another client accounted for 12% of total sales during the nine-month period ended October 2, 2004.

The Company had one major client that accounted for 10% of accounts receivable as of October 1, 2005.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

The Company has several contracts with U.S. government agencies that accounted for 17% and 25% of total sales during the nine-month periods ended October 1, 2005 and October 2, 2004, respectively.

Note 16- Commitments and Contingencies

Litigation

From time to time, the Company is a defendant or plaintiff in various legal actions which arise in the normal course of business. As such the Company is required to assess the likelihood of any adverse outcomes to these matters as well as potential ranges of probable losses. A determination of the amount of the provision required for these commitments and contingencies, if any, is made after careful analysis of each matter. The provision may change in the future due to new developments or changes in circumstances. Changes in the provision could increase or decrease the Company’s earnings in the period the changes are made.

In October 2001, an insurance company that provided professional liability insurance to the Company was ordered into liquidation. Any pending claims covered by this policy may be partially covered by various state funds. Claims are subject to $100,000 self-insurance retention.

In the opinion of management, after consultation with legal counsel, the ultimate resolution of such proceedings will not have a material adverse effect on the Company’s financial condition or results of operations.

Contingent Pledges

The Company’s principal stockholder has a personal loan of $1.85 million with a bank. As collateral for this loan, the Company assigned $1.85 million of potential life insurance proceeds payable to the Company on such stockholder. In addition, the Company has pledged in the event of a default to buy back from the lender up to 500,000 shares of stock issued by the Company to such shareholder which has been pledged by the shareholder as collateral for the loan for an amount equal to the amount defaulted.

Note 17 - Subsequent Events

Merger Agreement

On December 5, 2005, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with Arpeggio Acquisition Corporation (“Arpeggio”) providing for the merger of the Company with and into Arpeggio. Arpeggio will be the surviving corporation in the merger and will change its name to Hill International, Inc.

The Company’s stockholders have approved and adopted the Merger Agreement in accordance with the applicable provisions of the Delaware General Corporation Law.

The merger is expected to be consummated in the first half of 2006, after the required approval by the stockholders of Arpeggio and the fulfillment of certain other conditions, as discussed below.

Merger Consideration

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Pursuant to the Merger Agreement, the Company’s stockholders and other persons who exercise options to purchase common stock of the Company prior to the closing of the merger, in exchange for all of the securities of the Company outstanding immediately prior to the merger, will receive from Arpeggio 14.5 million shares of Arpeggio common stock. Immediately following the merger, the stockholders of the Company will own approximately 63.6% of the total issued and outstanding Arpeggio common stock. Twelve percent (12%) of the shares of Arpeggio common stock being issued at the time of the merger will be placed into escrow to secure the indemnity rights of Arpeggio under the Merger Agreement and will be governed by the terms of an Escrow Agreement.

The Merger Agreement also provides for the Company’s stockholders to receive up to an additional 6.6 million shares of Arpeggio common stock, contingent upon the combined companies attaining earnings targets.

Covenants

Arpeggio and the Company have each agreed to take such actions as are necessary, proper or advisable to consummate the merger. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

Conditions to closing

Consummation of the transactions is conditioned on the Arpeggio stockholders, at a stockholder meeting, (i) adopting the Merger Agreement and approving the merger, (ii) approving the change of Arpeggio’s name, and (iii) approving the increase of the authorized shares of Arpeggio’s common stock from 30 million to 75 million.

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement also are conditioned upon each of the following, among other things:

(i) There shall have been no material adverse change in the assets, liabilities or financial condition of Arpeggio or its business since the date of the Merger Agreement; and

(ii) The trust fund established for the benefit of the holders of Arpeggio’s Public Shares shall not contain less than $36.4 million and shall be dispersed to Arpeggio immediately upon the closing, less amounts paid to Arpeggio stockholders who have elected to convert their shares to cash in accordance with Arpeggio’s certificate of incorporation.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

(unaudited)

Termination

The Merger Agreement may be terminated at any time, but not later than the closing as follows:

•	by mutual written consent of Arpeggio and the Company;

•	by either Arpeggio or the Company if the merger is not consummated on or before June 30, 2006;

•	by either Arpeggio or the Company if, at the Arpeggio stockholder meeting, the Merger Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Arpeggio’s common stock or 20% or more of the Public Shares request conversion of their shares into the pro rata portion of the trust fund in accordance with Arpeggio’s certificate of incorporation; and

•	certain other conditions.

Employment agreements

In connection with the consummation of the Merger Agreement, Irvin E. Richter, the Company’s Chairman and Chief Executive Officer, David L. Richter, the Company’s President and Chief Operating Officer and Stuart S. Richter, a Senior Vice President of the Company, will enter into employment agreements with Arpeggio providing for them to be employed in similar positions. Each employment agreement will be for a three-year term, subject to earlier termination in certain circumstances, and may be extended by mutual agreement of the executive and Arpeggio.

Senior Secured Credit Facility

On January 24, 2006, the Company entered into a Letter of Intent with a major financial institution pursuant to which, the financial institution has agreed to provide Hill with a $15 million senior secured credit facility, subject to due diligence and certain other closing conditions. This proposed credit facility consists of a $13.5 million revolving credit facility with a three year term and a $1.5 million term loan, payable in 24 equal monthly installments. Borrowing under this credit facility will be used to pay down the existing debt, for which the outstanding balance was $9.1 million at October 1, 2005, and which is due February 28, 2006.

Report of Independent Registered Public Accounting Firm

To the Stockholders of

Hill International, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Hill International, Inc. and Subsidiaries, as of January 1, 2005 and December 27, 2003, and the related consolidated statements of operations, stockholders’ equity, comprehensive (loss) income and cash flows for each year of the three years in the period ended January 1, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the January 1, 2005 financial statements of Hill International (UK) Limited., wholly owned subsidiary, which statements reflect total assets and revenues constituting 20 percent and 10 percent, respectively, of the related consolidated totals. We also did not audit the January 1, 2005 balance sheet of Hill International Middle East Operations, wholly owned subsidiary, which statement reflect total assets constituting 20 percent of the related consolidated totals. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Hill International (UK) Limited. and Hill International Middle East Operations, is based solely on the report of the other auditors. We have audited the conversion of these aforementioned subsidiaries to United States currency and the accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hill International, Inc. and Subsidiaries as of January 1, 2005 and December 27, 2003, and the consolidated results of their operations and cash flows for each year of the three years in the period ended January 1, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Amper, Politziner & Mattia P.C.

June 30, 2005 (except for Notes 7 & 21 as to

    which the date is August 11, 2005)

Edison, New Jersey

Independent Auditor’s Report

To The Management

Hill International Middle East Operations

We have audited the accompanying combined balance sheet of Hill International Middle East Operations (the “Group”) as of December 31, 2004 and the related combined statements of income, changes in equity and cash flows for the year then ended. These financial statements are the responsibility of the Group’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Since these financial statements are the first financial statements of the Group, it was not practicable to extend our auditing procedures to the statement of operations for the year ended December 31, 2003. Consequently, we are unable to express, and we do not express, an opinion on the results of operations and cash flows for the year ended December 31, 2004 and on the consistency of application of accounting principles with the preceding period.

In our opinion, the combined balance sheet referred to above present fairly, in all material respects, the financial position of Hill International Middle East Operations as of December 31, 2004 in accordance with International Financial Reporting Standards.

/s/ Deloitte & Touche (M.E.)

Dubai

April 24, 2005

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheet of Hill International (UK) Limited as at December 31, 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Baker Tilly
London
United Kingdom

25 May 2005

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(in thousands)

	January 1, 2005	December 27, 2003
Assets

Current assets
Cash and cash equivalents	$802	$1,360
Accounts receivable, less allowance for doubtful accounts of $1,190 and $516 as of January 1, 2005 and December 27, 2003, respectively	21,584	19,160
Accounts receivable - related party	635	—
Other receivables	223	316
Prepaid expenses and other current assets	1,642	514

Total current assets	24,886	21,350

Property and equipment – net	2,585	2,621
Cash – restricted	3,357	1,122
Retainage receivable	765	555
Intangible assets, net	299	451
Deferred tax asset	640	1,623
Investment in affiliate	618	—
Other assets	181	335

Total assets	$33,331	$28,057

Liabilities and Stockholders’ Equity

Current liabilities
Due to bank	$598	$—
Current maturities of long-term debt	895	271
Current maturities of capital lease obligations	339	402
Accounts payable and accrued expenses	11,199	8,172
Deferred tax liability	2,376	3,848
Income taxes payable	231	—
Deferred revenue	75	—
Other current liabilities, primarily advance payments from clients	3,903	1,448

Total current liabilities	19,616	14,141

Long-term debt, net of current maturities	9,358	8,748
Capital lease obligations, net of current maturities	218	597
Deferred revenue	—	168
Retainage payable	173	204
Other liabilities	1,925	1,741

Total liabilities	31,290	25,599

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.01 par value; 1 share authorized, none issued	—	—
Common stock, $.01 par value; 10,000 shares authorized, 8,001 shares issued, 6,000 shares outstanding	80	80
Additional paid-in capital	701	701
Retained earnings	2,440	2,864
Accumulated other comprehensive income	143	75

	3,364	3,720
Less treasury stock at cost	(583)	(583)
Due from stockholder	(740)	(679)

Total stockholders’ equity	2,041	2,458

Total liabilities and stockholders’ equity	$33,331	$28,057

See accompanying notes consolidated financial statements

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

For the Fiscal Years 2004, 2003 and 2002

(in thousands except per share amounts)

	2004	2003	2002
Revenue	$84,107	$78,731	$73,090
Reimbursable expenses	21,068	22,619	24,966

Revenue, less reimbursable expenses	63,039	56,112	48,124
Direct expenses	34,365	29,004	23,931

Gross profit	28,674	27,108	24,193

Operating expenses (income)
Selling, general and administrative expenses	29,231	27,428	23,681
Equity in earnings of affiliate	(458)	—	—

	28,773	27,428	23,681

Operating (loss) income	(99)	(320)	512
Interest expense, net	(597)	(562)	(483)

(Loss) income before provision for income taxes	(696)	(882)	29
(Benefit from) provision for income taxes	(272)	(353)	12

Net (loss) income	$(424)	$(529)	$17

Basic net (loss) income per share	$(0.07)	$(0.09)	$0.00

Basic weighted average shares outstanding	6,000	6,000	6,000

Diluted net (loss) income per share	$(0.07)	$(0.09)	$0.00

Diluted weighted average outstanding	6,000	6,000	6,000

See accompanying notes consolidated financial statements

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders’ Equity

For the Fiscal Years 2004, 2003 and 2002

(in thousands)

	Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive (Loss)/Income	Retained Earnings	Due from Stockholder	Treasury Stock		Total Equity
	Shares Issued	Amount					Shares	Amount
Balance – January 1, 2002	8,001	$80	$701	$(481)	$3,376	$(94)	2,001	$(583)	$2,999
Net income 2002	—	—	—	—	17	—			17
Advances to stockholder	—	—	—	—	—	(414)	—	—	(414)
Other comprehensive income, net of tax	—	—	—	216	—	—	—	—	216

								—
Balance – December 28, 2002	8,001	80	701	(265)	3,393	(508)	2,001	(583)	2,818
Net loss 2003	—	—	—	—	(529)	—	—	—	(529)
Advances to stockholder	—	—	—	—	—	(171)	—	—	(171)
Other comprehensive income, net of tax	—	—	—	340	—	—	—	—	340

Balance – December 27, 2003	8,001	80	701	75	2,864	(679)	2,001	(583)	2,458
Net loss 2004	—	—	—	—	(424)	—	—	—	(424)
Advances to stockholder	—	—	—	—	—	(61)	—	—	(61)
Other comprehensive income, net of tax	—	—	—	68	—		—	—	68

Balance – January 1, 2005	8,001	$80	$701	$143	$2,440	$(740)	2,001	$(583)	$2,041

See accompanying notes consolidated financial statements

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive (Loss) Income

For the Fiscal Years 2004, 2003, 2002

(in thousands)

	2004	2003	2002
Net (loss) income	$(424)	$(529)	$17

Other comprehensive income, before tax
Foreign currency translation adjustment	114	251	5
Less: reclassification adjustment for losses included in net income	—	321	445

Other comprehensive income before income taxes	114	572	450
Income tax expense related to other comprehensive income	46	232	234

Other comprehensive income, net of tax	68	340	216

Comprehensive (loss) / income	$(356)	$(189)	$233

See accompanying notes consolidated financial statements

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the Fiscal Years 2004, 2003 and 2002

(in thousands)

	2004	2003	2002
Cash flows from operating activities
Net (loss) income	$(424)	$(529)	$17

Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities
Depreciation	693	705	717
Amortization	151	522	825
Loss on sale of marketable securities	—	321	483
Provision (recovery) for bad debts	1,082	48	(986)
Equity in earnings of affiliate	(458)	—	—
Deferred tax (benefit) expense	(489)	(150)	237
(Increase) decrease in
Accounts receivable	(3,506)	(3,215)	347
Accounts receivable related party	(635)	—	—
Retainage receivable	(210)	946	(716)
Other receivables	94	(289)	(13)
Prepaid expenses and other current assets	(1,128)	46	148
Other assets	154	17	85
Increase (decrease) in
Accounts payable and accrued expenses	3,027	(113)	104
Income taxes payable	231	—	—
Other current liabilities, primarily advance payments from clients	184	(2,544)	(455)
Deferred revenue	(93)	(200)	(61)
Other liabilities	190	270	64

Total adjustments	(713)	(3,636)	779

Net cash flows (used in) / provided by operating activities	(1,137)	(4,165)	796

Cash flows from investing activities
Payments for purchase of property and equipment	(636)	(259)	(819)
Payments for acquisition of subsidiary	—	—	(206)
Net proceeds from sale of subsidiary	—	—	(77)
Proceeds from sale of marketable securities	—	10	55

Net cash flows used in investing activities	(636)	(249)	(1,047)

Cash flows from financing activities
Contributions in affiliate	(160)	—	—
Due to bank	598
Proceeds from notes payable	891	892	—
Payments on notes payable	(271)	—	(744)
Net proceeds on revolving loan borrowings	613	5,401	1,167
Advances to stockholder	(61)	(171)	(413)
Payments on capital lease obligations	(442)	(417)	(232)

Net cash flows provided by (used in) financing activities	1,168	5,705	(222)

Effect of exchange rate changes on cash	48	18	(11)

Net (decrease) / increase in cash and cash equivalents	(558)	1,309	(484)
Cash and cash equivalents - beginning of year	1,360	51	535

Cash and cash equivalents – end of year	$802	$1,360	$51

See accompanying notes consolidated financial statements

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies

Operations

Hill International, Inc. and Subsidiaries (the “Company”) is a professional services firm providing program management, project management, construction management and construction claims services worldwide. Revenue from international services was 29%, 23% and 16% of total revenue for the fiscal years ending January 1, 2005, December 27, 2003 and December 28, 2002, respectively.

Principles of Consolidation

The consolidated financial statements include the accounts of Hill International, Inc. and its majority owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Fiscal Year

The Company utilizes a 52-53 week fiscal year ending on the Saturday closest to December 31. The fiscal years 2004, 2003 and 2002 ended on January 1, 2005, December 27, 2003 and December 28, 2002, respectively and were 53, 52 and 52 week years, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The estimates affecting our financial statements that are particularly significant include revenue recognition, recoverability of long-lived assets, income taxes, allowance for doubtful accounts and commitments and contingencies.

Comprehensive Income

Comprehensive income, as defined, includes all changes to equity except those resulting from investments by or distribution to owners and consists of foreign currency translation adjustments and unrealized gains and losses on marketable securities.

Revenue Recognition

The Company generates revenue primarily from construction management consulting services. Revenue is generally recognized upon the performance of services. In providing these services, the Company may incur reimbursable expenses, which consist principally of amounts paid to subcontractors and other third parties and travel and other job related expenses that are contractually reimbursable for clients. In accordance with Emerging Issues Task Force Issue No. (“EITF”) 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent,” and EITF 01-14, “Income Statement Characterization of Reimbursements Received for “Out-of-Pocket” Expenses Incurred,” the Company has

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

assessed the indicators provided in EITF 99-19 and determined that it will include its direct labor costs and reimbursable expenses in computing and reporting its total contract revenues as long as the Company remains responsible to the client for the fulfillment of the contract and for the overall acceptability of all services provided.

The Company earns its revenues from cost-plus, fixed-price and time-and-materials contracts. If estimated total costs on any contract indicate a loss, the Company charges the entire estimated loss to operations in the period the loss becomes known. The cumulative effect of revisions to revenue, estimated costs to complete contracts, including penalties, incentive awards, change orders, claims, anticipated losses, and others are recorded in the accounting period in which the events indicating a loss are known and the loss can be reasonably estimated. Such revisions could occur at any time and the effects may be material.

Time-and-Materials Contracts.

Under its time-and-materials contracts, the Company negotiates hourly billing rates and charges its clients based on the actual time that the Company spends on a project. In addition, clients reimburse the Company for its actual out-of-pocket costs of materials and other direct incidental expenditures that the Company incurs in connection with its performance under the contract. Its profit margins on time-and-materials contracts fluctuate based on actual labor and overhead costs that the Company directly charges or allocates to contracts compared with negotiated billing rates. Revenues on these contracts are recognized based on the actual number of hours the Company spends on the projects plus any actual out-of-pocket costs of materials and other direct incidental expenditures that the Company incurs on the projects. Its time-and materials contracts also generally include annual billing rate adjustment provisions.

Cost-Plus Contracts. The Company has two major types of cost-plus contracts:

Cost-Plus Fixed Fee.

Under cost-plus fixed fee contracts, the Company charges its clients for its costs, including both direct and indirect costs, plus a fixed negotiated fee. In negotiating a cost-plus fixed fee contract, the Company estimates all recoverable direct and indirect costs and then adds a fixed profit component. The total estimated cost plus the negotiated fee represents the total contract value. The Company recognizes revenues based on the actual labor costs, based on hours of labor effort, plus non-labor costs the Company incurs, plus the portion of the fixed fee the Company has earned to date. The Company invoices for its services as revenues are recognized or in accordance with agreed-upon billing schedules. Aggregate revenues from cost-plus fixed fee contracts may vary based on the actual number of labor hours worked and other actual contract costs incurred. However, if actual labor hours and other contract costs exceed the original estimate agreed to by its client, the Company generally must obtain a change order, contract modification, or successfully prevail in a claim in order to receive additional revenues relating to the additional costs (see “Change Orders and Claims”).

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Cost-Plus Fixed Rate.

Under its cost-plus fixed rate contracts, the Company charges clients for its costs plus negotiated rates based on its indirect costs. In negotiating a cost-plus fixed rate contract, the Company estimates all recoverable direct and indirect costs and then adds a profit component, which is a percentage of total recoverable costs to arrive at a total dollar estimate for the project. The Company recognizes revenues based on the actual total number of labor hours and other costs the Company expends at the cost plus the fixed rate the Company negotiated. Similar to cost-plus fixed fee contracts, aggregate revenues from cost-plus fixed rate contracts may vary and the Company generally must obtain a change order, contract modification, or successfully prevail in a claim in order to receive additional revenues relating to any additional costs that exceed the original contract estimate (see “Change Orders and Claims”).

Labor costs and subcontractor services are the principal components of its direct costs on cost-plus contracts, although some include materials and other direct costs. Some of these contracts include a provision that the total actual costs plus the fee will not exceed a guaranteed price negotiated with the client. Others include rate ceilings that limit the reimbursement for general and administrative costs, overhead costs and materials handling costs. The accounting for these contracts appropriately reflects such guaranteed price or rate ceilings.

Firm Fixed-Price (“FFP”) Contracts.

The Company’s FFP contracts have historically accounted for most of its fixed-price contracts. Under FFP contracts, the Company’s clients pay it an agreed amount negotiated in advance for a specified scope of work. The Company recognizes revenues on FFP contracts using the percentage-of-completion method (recognizing revenue as costs are incurred). Profit margins the Company recognizes in all periods prior to completion of the project on any FFP contract depend on the accuracy of the Company’s estimates of approximate revenue and expenses and will increase to the extent that its current estimates of aggregate actual costs are below amounts previously estimated. Conversely, if the Company’s current estimated costs exceed prior estimates, its profit margins will decrease and the Company may realize a loss on a project. In order to increase aggregate revenue on the contract, the Company generally must obtain a change order, contract modification, or successfully prevail in a claim in order to receive payment for the additional costs (see “Change Orders and Claims”).

Change Orders and Claims.

Change orders are modifications of an original contract that effectively change the provisions of the contract without adding new provisions. Either the Company or its client may initiate change orders. They may include changes in specifications or design, manner of performance, facilities, equipment, materials, sites and period of completion of the work. Claims are amounts in excess of the agreed contract price that the Company seeks to collect from its clients or others for client-caused delays, errors in specifications and designs, contract terminations, change orders that are either in dispute or are unapproved as to both scope and price, or other causes of unanticipated additional contract costs.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Change orders and claims occur when changes are experienced once contract performance is underway. Change orders are sometimes documented and terms of such change orders are agreed with the client before the work is performed. Sometimes circumstances require that work progresses without client agreement before the work is performed. Costs related to change orders and claims are recognized when they are incurred. Change orders and claims are included in total estimated contract revenue when it is probable that the change order or claim will result in a bona fide addition to contract value that can be reliably estimated. No profit is recognized on claims until final settlement occurs. This can lead to a situation where costs are recognized in one period and revenues are recognized when client agreement is obtained or claims resolution occurs, which can be in subsequent periods.

The Company has contracts with the U.S. government that contain provisions requiring compliance with the U.S. Federal Acquisition Regulation (“FAR”). These regulations are generally applicable to all of its federal government contracts and are partially or fully incorporated in many local and state agency contracts. They limit the recovery of certain specified indirect costs on contracts subject to the FAR. Cost-plus contracts covered by the FAR provide for upward or downward adjustments if actual recoverable costs differ from the estimate billed under forward pricing arrangements. Most of its federal government contracts are subject to termination at the convenience of the client. Contracts typically provide for reimbursement of costs incurred and payment of fees earned through the date of such termination.

Federal government contracts which are subject to the FAR and some state and local governmental agencies require audits, which are performed for the most part by the Defense Contract Audit Agency (“DCAA”). The DCAA audits its overhead rates, cost proposals, incurred government contract costs, and internal control systems. During the course of its audits, the DCAA may question incurred costs if it believes the Company has accounted for such costs in a manner inconsistent with the requirements of the FAR or Cost Accounting Standards (“CAS”) and recommend that its U.S. government corporate administrative contracting officer disallow such costs. Historically, the Company has not experienced significant disallowed costs as a result of such audits. However, the Company can provide no assurance that the DCAA audits will not result in material disallowances of incurred costs in the future.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Fair Value of Financial Instruments

The fair value of financial instruments, which primarily consists of cash and cash equivalents, net receivables and accounts payable, approximates carrying value due to the short-term nature of the instruments. The carrying value of long-term debt approximates its fair value as the interest rate is variable.

Restricted Cash and Advance Payments from Clients

In certain instances the Company may collect advance payments from clients for future services. As the services are performed these advance payments are reversed and recognized as revenue. Restricted cash primarily represents advance payments from clients required to be maintained in foreign accounts to serve as collateral for bonds or guarantees on several projects. The cash will remain restricted until the respective project has been completed, which typically is greater than one year. At January 1, 2005 and December 27, 2003 advance payments from clients of $3.9 million and $1.4 million, respectively, were included in other current liabilities on the Consolidated Balance Sheets.

Concentration of Credit Risk and Cash Balance

The Company provides professional services, under contractual arrangements, to domestic and foreign governmental units, institutions and the private sector. The Company performs ongoing credit evaluations of its clients and does not require collateral beyond customary retainers.

Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets when events or changes in circumstances suggest that the carrying value of assets may not be recoverable.

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation. Depreciation is provided over the estimated useful lives of the assets as follows:

	Method	Estimated Useful Life
Furniture and equipment	Straight-line	10 years
Leasehold improvements	Straight-line	Shorter of estimated useful life or term of lease
Computer equipment and software	Straight-line	5 years
Automobiles	Straight-line	5 years

Allowance for Doubtful Accounts

The allowance for doubtful accounts is an estimate prepared by management based on identification of the collectibility of specific accounts and the overall condition of the receivable portfolios. When evaluating the adequacy of the allowance for doubtful accounts, the Company specifically analyzes trade receivables, including retainage receivable, historical bad debts, client credits, client concentrations, client credit

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

worthiness, current economic trends and changes in client payment terms. If the financial condition of clients were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Likewise, should we determine that we would be able to realize more of our receivables in the future than previously estimated, an adjustment to the allowance would increase income in the period such determination was made. The allowance for doubtful accounts is reviewed on a quarterly basis and adjustments are recorded as deemed necessary.

Retainage Receivable

Retainage receivable represents balances billed but not paid by clients pursuant to retainage provisions in the construction management contracts and will be due upon completion of specific tasks or the completion of the contract.

Intangible Assets

Intangible assets consist of acquired contract rights and are amortized on a straight-line basis over the life of the contract, which is approximately five years.

Income Taxes

We are required to estimate income taxes in each of the jurisdictions in which we operate. This process involves estimating our actual current tax exposure together with assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which are included within our Consolidated Balance Sheets. We must assess the likelihood that the deferred tax assets will be recovered from future taxable income and to the extent we believe recovery is not likely, we must establish a valuation allowance. To the extent we establish a valuation allowance in a period, we must include an expense within the tax provision in the Consolidated Statements of Operations. We have recorded a valuation allowance to reduce our deferred tax asset to an amount that is more likely than not to be realized in future years. If we determine in the future that it is more likely than not that the net deferred tax assets would be realized, then the previously provided valuation allowance would be adjusted.

For income tax purposes, the Company’s U.S. entities are on the cash basis method of accounting with a June 30, tax year-end. The Company’s foreign entities are on the accrual method of accounting with a calendar year-end. For financial statement purposes, the Company is an accrual basis taxpayer with its fiscal year ending on the Saturday closest to December 31st.

Investment in Affiliate

The Company owns 33.33% of an affiliate, Stanley Baker Hill, LLC (“SBH”), which is accounted for using the equity method. SBH was formed on April 8, 2004 for the purpose of providing various architect-engineering and construction management services in connection with the Iraq Reconstruction Program.

Deferred Rent

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Rent expenses related to operating leases where scheduled rent increases exist is determined by expensing the total amount of rent due over the life of the operating lease on a straight-line basis. The difference between the rent paid under the terms of the lease and the rent expensed on a straight-line basis is included in other liabilities on the Consolidated Balance Sheets. The balance in deferred rent at January 1, 2005 and December 27, 2003 was $531,000 and $394,000 respectively.

Stock Option Plan

The Company has elected to follow Accounting Principles Board Opinion No. 25 (“APB 25”) “Accounting for Stock Issued to Employees,” and related interpretations in accounting for its employee stock options plans (the “Plans”). Under this method, compensation cost is measured as the amount by which the market price of the underlying stock exceeds the exercise price of the stock option at the date at which both the number of options granted and the exercise price are known.

The Plans stipulate that the exercise price of the options be the equivalent to the fair market value of the Company on the date the option is granted. The fair market value was determined by the Company’s Board of Directors. Accordingly, no compensation expense has been recognized. The pro forma amount recorded under Statement of Financial Accounting Standards (“SFAS”) No.123, “Accounting for Stock-Based Compensation,” is de minimus.

Advertising Costs

Advertising costs are expensed as incurred. Such expenses for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, are approximately $160,000, $232,000 and $205,000, respectively.

Foreign Currency Translations and Transactions

Assets and liabilities of all foreign operations are translated at year-end rates of exchange, and the statements of operations are translated at the average rates of exchange for the year. Gains or losses resulting from translating foreign currency financial statements are accumulated in a separate component of stockholders’ equity until the entity is sold or substantially liquidated.

Gains or losses from foreign currency transactions (transactions denominated in a currency other than the entity’s local currency) are generally included in net income.

Recent Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51” (“FIN 46R”), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. FIN 46R replaces FASB Interpretation No. 46, Consolidation of Variable Interest Entities, which was issued January 2003. FIN 46R is effective for the first annual period beginning after December 15, 2004. The Company

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

does not have any variable interest entities and, therefore, expects no impact of the adoption of FIN46R.

On October 22, 2004, the President signed the “American Jobs Creation Act of 2004” (the “Act”). On December 21, 2004, the FASB issued two FASB Staff Positions (“FSP”) regarding the accounting implications of the Act related to (1) the deduction for qualified domestic production activities (“FSP SFAS No. 109-1”) and (2) the one-time tax benefit for the repatriation of foreign earnings (“FSP SFAS No. 109-2”). The guidance in the FSP’s applies to the financial statements for the periods ending after the date the Act was enacted.

FSP 109-1, “Application of FASB Statement No. 109, “Accounting for Income Taxes,” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004”, clarifies that the tax deduction for domestic manufacturers under the Act should be accounted for as a special deduction in accordance with SFAS 109, “Accounting for Income Taxes.” We are currently evaluating the impact, if any, of FSP-109-1 on our consolidated financial statements.

FSP SFAS 109-2, “Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision with the American Jobs Creation Act of 2004”, provides enterprises more time (beyond the financial-reporting period during which the Act took effect) to evaluate the Act’s impact on the enterprises plan for reinvestment or repatriation of certain foreign earnings for purposes of applying FASB Statement. The Act provides for a special one-time tax deduction of 85 percent dividends received deduction on certain foreign earnings repatriated in fiscal 2005 or 2006. The deduction would result in an approximate 5.1% federal tax on a portion of the foreign earnings repatriated. State, local, and foreign taxes could apply as well. To qualify for this federal tax deduction, the earnings must be reinvested in the United States pursuant to a domestic reinvestment plan. Certain other criteria in the Jobs Act must be satisfied as well. We studied the provisions of the Act related to the repatriation of earnings and do not intend to repatriate any earnings.

On December 16, 2004 the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.” (“SFAS 153”). SFAS No. 153 addresses the measurement of exchanges of nonmonetary assets and redefines the scope of transactions that should be measured based on the fair value of the assets exchanged. The provisions of SFAS 153 are effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005, which is effective with our first quarter of fiscal 2006. Adoption of this standard is not expected to have a material impact on our consolidated financial position, results of operations and cash flows.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS 123(R) requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. The compensation cost will be measured based on

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

the fair value of the equity or liability instruments issued. The Statement is effective as of the beginning of the first annual period beginning after June 15, 2005. Beginning in January 2006, the value of all options granted by the Company will be recorded as compensation expense and will be reported as general and administrative expense. Currently, the value of options granted to officers and directors at or above fair value at the date of the grant is not recorded as expenses by the Company. Upon adoption of SFAS 123 (R), we will be required to record an expense for our stock-based compensation plans using a fair value method. We are currently evaluating which transition method we will use upon adoption of SFAS 123(R) and the potential impacts it will have on our compensation plans. SFAS 123(R) will impact our consolidated financial statements as we historically have recorded our stock-based compensation in accordance with APB 25, which does not require the recording of an expense for our stock-based compensation plans for options granted at a price equal to the fair market value of the shares on the grant date.

In March 2005, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 107 regarding the Staff’s interpretation of SFAS No. 123(R). This interpretation provided the staff’s views regarding interactions between SFAS No. 123(R) and certain SEC rules and regulations and provides interpretations of the valuation of share-based payments for public companies. The interpretive guidance is intended to assist companies in applying the provisions of SFAS No. 123(R) and investors and users of the financial statements in analyzing the information provided. We will follow the guidance prescribed in SAB No. 107 in connection with our adoption of SFAS. No. 123(R).

In May 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections-A Replacement of APB Opinion No. 20 and FASB Statement No. 3”. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement does not change the guidance for reporting the correction of an error in previously issued financial statements or a change in accounting estimate. The provisions of this Statement shall be effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. The impact of SFAS No. 154 will depend on the accounting change, if any, in future periods.

In June 2005, the EITF reached a consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EIFT 05-6.”) EIFT 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. Adoption of this standard is not expected to have a material impact on our consolidated financial position or results of operations.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 2 - Acquisitions

On September 11, 2002, the Company acquired certain assets of the Public Buildings Group, a division of a Pennsylvania based engineering firm. The results of the acquisition are included in the consolidated financial statements since that date. The Public Buildings Group supports the funding, design and construction of public and non-profit building projects.

The aggregate purchase price was $240,000, which includes the estimated fair value of the following assets:

Equipment	$3,000
Acquired contract rights	237,000

The equipment is being written off over the useful life. The intangible assets relate to five contracts which expired between October 2002 and June 2003. Amortization expense of $121,000 and $108,000 related to the intangible assets of this acquisition was recorded for the years ended December 27, 2003 and December 28, 2002, respectively. The assets were fully amortized at December 27, 2003.

Note 3 - Receivables

Accounts Receivable

	January 1, 2005	December 27, 2003
	(in thousands)
Billed	$22,024	$19,029
Unbilled	750	647

	22,774	19,676
Less allowance for doubtful accounts	(1,190)	(516)

	$21,584	$19,160

Unbilled receivables primarily represent revenue earned on contracts, which the Company is contractually precluded from billing until predetermined future dates.

Included in billed receivables are $4.8 million and $3.7 million of receivables from various branches of the U.S. Government and $3.8 million and $1.9 million of receivables from foreign governments at January 1, 2005 and December 27, 2003, respectively.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 4 - Prepaid Expenses and Other Current Assets

	January 1, 2005	December 27, 2003
	(in thousands)
Prepaid subcontractor fees	$1,045	$—
Prepaid insurance	144	62
Prepaid rent	125	316
Employee advances	195	8
Other assets	133	128

	$1,642	$514

Prepaid subcontractor fees represent advance payments from clients for future services which may relate to work to be performed by subcontractors. As of January 1, 2005, $1.0 million of such advances were remitted to subcontractors in advance for future services.

Note 5 - Property and Equipment

	January 1, 2005	December 27, 2003
	(in thousands)
Furniture and equipment	$1,717	$1,621
Leasehold improvements	301	260
Computer equipment and software	3,609	3,110
Automobiles	40	40

	5,667	5,031
Less accumulated depreciation	(3,082)	(2,410)

Net property and equipment	$2,585	$2,621

Property and equipment includes assets recorded under capital leases of $1.5 million at both January 1, 2005 and December 27, 2003. Related accumulated depreciation was approximately $630,000 and $388,000 as of January 1, 2005 and December 27, 2003, respectively.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 6 - Intangible Assets

	January 1, 2005		December 27, 2003
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(in thousands)
Acquired contract rights	$2,139	$1,840	$2,139	$1,689

Intangible assets, net	$299		$451

Amortization expense related to intangible assets totaled $151,000, $522,000 and $825,000 for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively.

Estimated amortization expense (in thousands) for the fiscal years ending December is as follows:

2005	$152
2006	147

$299

Note 7 - Long-term Debt

	January 1, 2005	December 27, 2003
	(in thousands)
Revolving credit loan payable to Merrill Lynch up to $9.75 million, that expired on May 31, 2005, with interest at 2.15% plus the one-month LIBOR (2.39% at January 1, 2005 and 1.12% at December 27, 2003), collateralized by certain assets of the Company and guaranteed by the principal stockholder. The loan contains requirements for maintaining defined levels of earnings. (See Note 21 for subsequent event.)	$9,358	$8,745

Credit facility loan agreement from a bank to provide allowance payment guarantee for a foreign client, which expired March 21, 2004. This loan is collateralized by restricted cash.	—	263

Credit facilities with foreign banks collateralized by restricted cash and assignment of certain contract proceeds and are short-term in nature.	891	—

Other	4	11

	10,253	9,019
Less current maturities	895	271

Long-term debt, net of current maturities	$9,358	$8,748

The approximate aggregate amount of all long-term debt maturities (in thousands) for the year ended 2004, is as follows:

December 31,
2005	$895
2006	9,358

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 8 - Income Taxes

(Loss) income before provision for income taxes is allocated as follows (in thousands):

	January 1, 2005	December 27, 2003	December 28, 2002
Loss before provision for income taxes from US operations	$(1,869)	$(1,405)	$(651)
Income before provision for income taxes from Foreign operations	1,173	523	680

	$(696)	$(882)	$29

(Benefit from) provision for income taxes attributable to operating income consists of the following (in thousands):

	Current	Deferred	Total
Year ended January 1, 2005
U. S. Federal	$—	$(208)	$(208)
State and local	—	(281)	(281)
Foreign jurisdiction	217	—	217

	$217	$(489)	$(272)

Year ended December 27, 2003
U. S. Federal	$(158)	$(278)	$(436)
State and local	(45)	128	83
Foreign jurisdiction	—	—	—

	$(203)	$(150)	$(353)

Year ended December 28, 2002
U. S. Federal	$(175)	$175	$—
State and local	(50)	62	12
Foreign jurisdiction	—	—	—

	$(225)	$237	$12

The following is the reconciliation between the amount of tax expense at the Federal rate of 34% and taxes on operating income (in thousands):

	January 1 2005	December 27 2003	December 28 2002
Income tax (benefit) provision computed at the federal rate of 34%	$(237)	$(300)	$10
Increase in income taxes resulting from:
Change in the beginning-of-the-year balance of the valuation allowance for deferred tax assets allocated to income tax expense	138	—	—
Permanent differences	332	70	—
State and local income taxes, net of federal income tax benefit	(185)	55	8
Foreign tax benefit for income taxed at lower rates	(320)	(178)	(6)

	$(272)	$(353)	$12

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in thousands):

	January 1, 2005	December 27, 2003
Current deferred tax liabilities:
Foreign currency translation adjustment	$(95)	$(50)
Accrual to cash conversion	(2,281)	(3,798)

Total current deferred tax liabilities	$(2,376)	$(3,848)

Non-current deferred tax assets:
Amortization of intangibles	$541	$554
Property and equipment, principally due to difference in depreciation	—	100
Net operating loss carryforwards, - U.S. operations	—	549
Net operating loss carryforwards, - Foreign operations	138	—
Alternative minimum tax credit carryforwards	592	592

Total non-current deferred tax assets	1,271	1,795
Less valuation allowance	138	—

Net non-current deferred tax assets	1,133	1,795

Non-current deferred tax liabilities:
Property and equipment, principally due to difference in depreciation	(321)	—
Investment in affiliate	(172)	(172)
Total non-current deferred tax liabilities	(493)	(172)

Net non-current deferred tax assets	$640	$1,623

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, with the exception of foreign net operating losses. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

At January 1, 2005, there were approximately $462,000 of gross foreign net operating loss carryforwards and $592,000 of federal alternative minimum tax credits carryforwards. A valuation allowance of $138,000 was recorded as of January 1, 2005 in relation to the foreign net operating losses.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

We have made no provision for U.S. taxes on $2.0 million of cumulative earnings of foreign subsidiaries as those earnings are intended to be reinvested for an indefinite period of time. Determination of the potential amount of unrecognized deferred U.S. income tax liability related to such reinvested income is not practicable because of the numerous assumptions associated with this hypothetical calculation. However, foreign tax credits would be available to reduce some portion of this amount. As of January 1, 2005 and based on tax laws in effect as of this date, it is our intention to indefinitely reinvest the undistributed earnings of foreign subsidiaries.

A provision of the American Jobs Act that was signed into law on October 22, 2004 allows companies to repatriate certain earnings of foreign-based subsidiaries at a reduced U.S. federal tax rate in either our years ended January 1, 2005 or December 31, 2005. We do not intend to repatriate any foreign earnings due to this provision.

Note 9 - Noncash Investing and Financing Activities

During the years ended December 27, 2003 and December 28, 2002, capital lease obligations of $240,000 and $1.4 million, respectively, were incurred when the Company entered into leases for new property and equipment.

Supplemental Disclosure of Cash Flow Data

	January 1, 2005	December 27, 2003	December 28, 2002
	(in thousands)
Interest paid	$597	$622	$460
Income taxes paid	78	36	35

Note 10 - Deferred Revenue

In July 2001, the Company received a cash payment of $450,000 in advance for future services which are to be provided over the following four years, not exceeding $250,000 by July 19, 2003 and $125,000 per year thereafter. During 2002 and 2003 the Company provided $61,000 and $222,000 in services, respectively, reducing the balance to $168,000 as of December 27, 2003. During 2004, no services were requested. The liability has been reduced to $75,000 as of January 1, 2005 since this is the maximum amount of services that could potentially be provided.

Note 11 - Stock Options

At January 1, 2005 and December 27, 2003, the Company had two plans in place to allow for the issuance of stock options. Under the 1995 Plan, the Company authorized the issuance of 1.0 million shares under the Plan. All options granted have ten-year terms and vesting ranges between two and four years and have an exercise price of $.50 per share.

Under the 1998 Plan, the Company has authorized 3.0 million shares to be issued under the Plan, inclusive of options issued and outstanding under the 1995 Plan. All options outstanding at January 1, 2005 have ten-year terms and vesting ranges between two and four years and have an exercise price range of $.61 to $1.02 per share.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The summary of the Company’s stock option activity and related information for the years ended January 1, 2005 and December 27, 2003 and December 28, 2002 (in thousands except per share amounts), follows:

	2004 Options	Wtd Avg Exercise Price	2003 Options	Wtd Avg Exercise Price	2002 Options	Wtd Avg Exercise Price
Outstanding-beginning of the year	2,635	$1.46	1,960	$0.93	2,150	$1.48
Granted	—	—	775	0.91	75	1.01
Exercised	—	—	—	—	—	—
Forfeited	(1,070)	1.96	(100)	0.85	(265)	1.81

Outstanding-end of year	1,565	0.82	2,635	0.75	1,960	0.93

Exercisable	1,040	0.75	1,264	1.46	1,264	1.44

Following is a summary of the status of stock options outstanding (in thousands except per share amounts) at January 1, 2005:

	Outstanding Options			Exercisable Options
Exercise Price Range	Number	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
$ .01 - $ .50	90,000	.24 years	$.50	90,000	$.50
$ .51 - $1.00	1,425,000	4.33 years	$.81	921,875	$.76
$1.01 - $1.51	50,000	7.71 years	$1.02	28,125	$1.02

Note 12 - Operating Leases

The Company has several office leases which have various expiration dates through May 2016. Rent expense was $2.9 million, $2.8 million and $1.9 million for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively which is included in selling, general and administrative expenses in the Consolidated Statements of Operations. The Company is required to pay property taxes, utilities and other costs related to several of the leased facilities.

Approximate future minimum payments (in thousands) under these leases that have remaining noncancelable lease terms in excess of one year are as follows:

2005	$2,374
2006	2,214
2007	1,968
2008	1,921
2009	1,757
Thereafter	3,828

$14,062

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The Company has several auto leases, which have various expiration dates through May 2008. Approximate future minimum payments (in thousands) under these leases that have remaining noncancelable lease terms in excess of one year are as follows:

2005	$100
2006	78
2007	39
2008	7

$224

Auto lease expense was approximately $104,000, $92,000 and $95,000 for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively, which is included in Selling, general & administrative expenses in the Consolidated Statement of Operations.

Note 13 - Capital Lease Obligations

The Company has entered into various capital leases for equipment expiring through 2007, with approximate aggregate monthly payments of $32,000.

The following is a schedule by years of future minimum lease payments (in thousands) under capital leases together with the present value of the net minimum lease payments as of fiscal year-end 2004:

For the Years Ending
2005	$380
2006	199
2007	33

Total minimum lease payments	612
Less: amount representing interest	55

Present value of net minimum lease payments	557
Less current maturities	339

Long-term maturities	$218

The present value of minimum future obligations shown above is calculated based on interest rates ranging from 8.10% to 15.00% with 11.02% as the weighted average.

Note 14 - Benefit Plans

The Company maintains a 401(k) Retirement Savings Plan for qualified employees. The terms of the Plan define qualified employees as those over 21 years of age. The Company matches 50% of the employee contributions up to 4% of employee compensation. For the years ended January1, 2005, December 27, 2003 and December 28, 2002, 401(k) expense was $450,000, $400,000 and $373,000 , respectively, which is included in Selling, general & administrative expenses in the Consolidated Statements of Operations.

Note 15 - Investment in Affiliate

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Investment in affiliate reflects ownership by the Company of 33.33% of the members’ equity of SBH. Summary information for the affiliate follows:

As of December 31, 2004
(in thousands)
Current assets	$3,194
Current liabilities	1,467

Working capital	1,727
Property and equipment, net	128

Members’ equity	$1,855

For the Period from Inception (February 18, 2004) Thru December 31, 2004
(in thousands)
Sales	$6,678

Net income	$1,375

Equity in earnings of affiliate	$458

Undistributed earnings included inconsolidated retained earnings	$458

Contributions in affiliate	$160

Accounts Receivable - Related Party

At January 1, 2005, there was a receivable of $635,000 from SBH owed to the Company for work performed by the Company as a subcontractor to SBH. Such amount was payable in accordance with the subcontract agreement between the Company and SBH. The receivable was paid in full during the first quarter of 2005.

Revenue Earned by the Company

Revenue from SBH pursuant to such subcontract agreement for the year ended January 1, 2005 was $1.8 million.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 16 - Due from stockholder

From time to time the Company has made cash advances to its principal stockholder. These advances, which are non-interest bearing and have no set repayment terms, are classified in Stockholders’ Equity in the Consolidated Balance Sheets.

Note 17 - Selling, General and Administrative Expenses

Legal expenses related to an investment transaction (the Tickets.com litigation) for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, of $1.8 million, $1.7 million and $774,000, respectively, are included in “Selling, general and administrative expenses” in the Consolidated Statements of Operations. Such litigation was concluded in April 2004 resulting in a claim against the Company and an entity controlled by the Chief Executive Officer of the Company (“the Other Defendant”) for court costs of approximately $500,000. The Company and the Other Defendant have appealed this ruling and believe they have meritorious grounds for reversal. The Chief Executive Officer and the Other Defendant have represented to the Company that they will make full payment of the amount should the ruling be upheld. Accordingly, no amount has been provided for by the Company for this matter in the accompanying financial statements.

Also included in “Selling, general and administrative expenses” in the Consolidated Statements of Operations are depreciation and amortization expenses of $844,000, $1.2 million and $1.5 million for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively.

Also included in “Selling, general and administrative expenses” in the Consolidated Statements of Operations is bad debt expense of $1.1 million and $48,000 and a recovery of $986,000 for the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively.

Note 18 - Concentrations

The Company had one major client that accounted for 11%, 8% and 21% of revenue during the years ended January 1, 2005, December 27, 2003 and December 28, 2002, respectively, and 6% and 10% of accounts receivable as of January 1, 2005 and December 27, 2003, respectively.

The Company has several contracts with U.S. government agencies that in the aggregate accounted for 25%, 21% and 12% of revenue during 2004, 2003 and 2002, respectively.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 19 - Contingencies

Litigation

From time to time, the Company is a defendant or plaintiff in various legal actions which arise in the normal course of business. As such the Company is required to assess the likelihood of any adverse outcomes to these matters as well as potential ranges of probable losses. A determination of the amount of the provision required for these commitments and contingencies, if any, which would be charged to earnings, is made after careful analysis of each matter. The provision may change in the future due to new developments or changes in circumstances. Changes in the provision could increase or decrease the Company’s earnings in the period the changes are made.

The Company is involved in various legal proceedings that arose in the ordinary course of business. In October 2001, an insurance company that provided professional liability insurance to the Company was ordered into liquidation. Some claims are subject to $100,000 self-insurance retention.

In the opinion of management, after consultation with legal counsel, the ultimate resolution of such proceedings will not have a material adverse effect on the Company’s financial condition or results of operations.

Contingent Pledges

The Company’s principal stockholder has a personal loan of $1,850,000 with a bank. As collateral for this loan, the Company assigned $1,850,000 of potential life insurance proceeds payable to the Company on such stockholder. In addition, the Company has pledged in the event of a default to buy back from the lender up to 500,000 shares of stock issued by the Company to such shareholder who has been pledged by the shareholder as collateral for the loan for an amount equal to the amount defaulted.

Note 20 - Business Segment Information

The Company’s business segments reflect how executive management makes resource decisions and assesses its performance. The Company bases these decisions on the type of services provided (Project Management or Construction Claims) and their geography (United States, Europe or Middle East).

The Project Management segment provides extensive construction and project management services to clients worldwide. Such services include program management, project management, construction management, project management oversight, staff augmentation, management consulting and estimating and cost management.

The Construction Claims segment provides such services as claims consulting, litigation support, expert witness testimony, cost and damages assessment and delay and disruption analysis to clients worldwide.

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The Company evaluates the performance of its segments primarily on operating income before Corporate overhead allocations and income taxes.

The following tables reflect the required disclosures for the Company’s reportable segments:

Revenue and Operating Income

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
Project Management
Revenue	$70,260	$60,943	$55,748
Income from operations pre-Corporate overhead allocation	9,115	6,355	5,030
Less: Corporate Overhead	5,430	4,894	4,093
Operating Income	$3,685	$1,461	$937

Construction Claim
Revenue	$13,847	$17,788	$17,342
Income from operations pre-Corporate overhead allocation	1,531	2,442	4,166
Less: Corporate Overhead	2,411	2,911	2,675
Operating (loss) income	$(880)	$(469)	$1,491

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
Total Reportable Segments
Revenue	$84,107	$78,731	$73,090
Operating Income pre-Corporate overhead allocation	10,646	8,797	9,196
Less: Corporate Overhead	7,841	7,805	6,768
Operating Income	2,805	992	2,428
Other corporate expenses	2,904	1,312	1,916
Total Company – Operating (loss) income	$(99)	$(320)	$512

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
Depreciation and amortization expense
Project Management	$393	$745	$890
Construction Claim	138	172	158
Subtotal –Segments	531	917	1,048
Corporate	313	310	494
Total	$844	$1,227	$1,542

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The Company’s enterprise-wide disclosures are as follows:

Total revenue by type of service:

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
Project Management	$70,260	$60,943	$55,748
Construction Claim	13,847	17,788	17,342

Total	$84,107	$78,731	$73,090

Total revenue by geographic region:

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
United States	$60,505	$61,512	$62,391
Europe	8,715	8,936	5,264
Middle East	14,887	8,283	5,435

Total	$84,107	$78,731	$73,090

Total revenue by type of client:

For the fiscal years ended	January 1, 2005	December 27, 2003	December 28, 2002
United States government	$20,968	$16,383	$8,790
Various state, local and quasi-governmental agencies	27,349	27,390	33,299
Foreign governments	14,327	9,320	$4,700
Private sector	21,463	25,638	26,301

Total	$84,107	$78,731	$73,090

Property, plant and equipment, net by geographic location

As of		January 1, 2005	December 27, 2003
United States		$2,128	$2,266
Europe		182	203
Middle East		275	152

Total		$2,585	$2,621

HILL INTERNATIONAL, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Note 21 - Subsequent Event

On August 11, 2005, the revolving credit loan payable to Merrill Lynch (see Note 7) that expired on May 31, 2005 was extended to July 31, 2006. The maximum availability under the revolving loan will remain at $9.75 million through January 2, 2006 when it will be reduced to $8.5 million. The availability will be reduced again to $8.0 million on April 1, 2006 and $7.5 million on July 1, 2006. In addition to the scheduled reductions, the maximum availability will be reduced by the amount of any award, settlement or judgment received in the Company’s favor in connection with a certain matter as defined in the agreement. Interest will be payable at the one-month LIBOR rate plus 3.25%. As a result of this extension, the revolving credit loan payable at January 1, 2005, was classified as long-term.

STANLEY BAKER HILL, LLC

BALANCE SHEET

SEPTEMBER 30, 2005

(UNAUDITED)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$868,951
Accounts Receivable	2,314,566
Prepaid expenses and other current assets	296,588

TOTAL ASSETS	$3,480,105

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$1,781,173
Other current liabilities	22,142

Total Current Liabilities	1,803,315
MEMBERS’ EQUITY
MEMBERS’ EQUITY	1,676,790

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,480,105

STANLEY BAKER HILL., LLC

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

(UNAUDITED)

	2005	2004
CONTRACT REVENUE EARNED	$9,969,847	$3,102,374

COST OF REVENUE EARNED
Direct costs	4,452,782	1,551,610
Indirect costs	3,674,711	1,209,567

Gross Profit	1,842,353	341,197

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	182,431	231,562

Income From Operations	1,659,922	109,635

INTEREST INCOME	17,834	—

Net Income	$1,677,756	$109,635

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Stanley Baker Hill, LLC

Beaver, Pennsylvania

We have audited the accompanying balance sheet of Stanley Baker Hill, LLC (the Company) as of December 31, 2004, and the related statement of operations and changes in members’ equity and cash flows for the period from inception (February 18, 2004) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanley Baker Hill, LLC as of December 31, 2004, and the results of its operations and its cash flows for the period from inception (February 18, 2004) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Schneider Downs & Co., Inc.

Pittsburgh, Pennsylvania

January 28, 2005

STANLEY BAKER HILL, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$323,467

Receivables	1,727,353

Costs and estimated earnings in excess of billings on uncompleted contracts	570,520

Prepaid expenses	519,409

Other current assets	53,445

Total Current Assets	3,194,194

EQUIPMENT AND SOFTWARE, net	128,400

TOTAL ASSETS	$3,322,594

LIABILITIES

CURRENT LIABILITIES

Accounts payable	$1,461,840

Other current liabilities	5,819

Total Current Liabilities	1,467,659

MEMBERS’ EQUITY
MEMBERS’ EQUITY	1,854,935

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,322,594

STANLEY BAKER HILL, LLC

STATEMENT OF OPERATIONS AND CHANGES IN MEMBERS’ EQUITY

FOR THE PERIOD FROM INCEPTION (FEBRUARY 18, 2004) TO DECEMBER 31, 2004

	Amount	Percent of Contract Revenue Earned
CONTRACT REVENUE EARNED	$6,677,939	100.0%

COST OF REVENUE EARNED
Direct costs	2,824,059	42.3
Indirect costs	2,167,978	32.5

Gross Profit	1,685,902	25.2

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	313,155	4.7

Income From Operations	1,372,747	20.5

INTEREST INCOME	2,188	—

Net Income	1,374,935	20.5%

MEMBERS’ EQUITY
Contributed capital	480,000

END OF PERIOD	$1,854,935

See notes to financial statements.

STANLEY BAKER HILL, LLC

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM INCEPTION (FEBRUARY 18, 2004) TO DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,374,935
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	25,579
Changes in assets and liabilities:
Receivables	(1,727,353)
Costs and estimated earnings in excess of billings on uncompleted contracts	(570,520)
Prepaid expenses	(519,409)
Other current assets	(53,445)
Accounts payable	1,461,840
Other current liabilities	5,819

Net Cash Used In Operating Activities	(2,554)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of equipment and software	(153,979)

Net Cash Used In Investing Activities	(153,979)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributed capital	480,000

Net Cash Provided By Financing Activities	480,000

Net Increase In Cash And Cash Equivalents	323,467

CASH AND CASH EQUIVALENTS
Beginning of period	—

End of period	$323,467

See notes to financial statements.

STANLEY BAKER HILL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 - ORGANIZATION

Stanley Baker Hill, LLC (the Company) is a joint venture formed in February 2004 between Stanley Consultants, Inc. (Stanley), Michael Baker, Jr., Inc. (Baker) and Hill International, Inc. (Hill). The Company provides various architect-engineer services in Iraq. The Company has a contract for an indefinite delivery and indefinite quantity for construction management and general architect-engineer services for facilities in Iraq with the US Army of Corps of Engineers Transatlantic Program Center (U.S. Corps).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies consistently applied by management in the preparation of the accompanying financial statements follows:

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company maintains, at various financial institutions, cash and certificates of deposit that may exceed federally insured amounts at times. For purposes of the statements of cash flows, the Company considers all interest-bearing money market funds and noninterest-bearing accounts to be cash and cash equivalents.

Revenue Recognition and Contract Accounting - The Company typically incurs direct labor costs, subcontractor costs and certain other direct costs (“ODCs”) in connection with architect-engineer services. Contracts are structured such that margin is earned on labor costs and not on ODCs. The Company includes revenues related to its direct labor, subcontractors and ODCs in its total contract revenues as long as the Company remains responsible to the client for the acceptability of the services provided.

The Company recognizes revenues under the percentage-of-completion method of accounting. Revenues for the current period on fixed-price contracts are determined by multiplying the estimated margin at completion for each contract by the project’s percentage of completion to date, adding labor costs, subcontractor costs and ODCs incurred to date, and subtracting revenues recognized in prior periods. In applying the percentage-of-completion method to these contracts, the Company measures the extent of progress toward completion as the ratio of labor costs incurred to date over total estimated labor costs at completion. As work is performed under contracts, estimates of the costs to complete are regularly reviewed and updated. As changes in estimates of total costs at completion on projects are identified, appropriate earnings adjustments are recorded during the period that the change is identified. Provisions for estimated losses on uncompleted contracts are recorded during the period in which such losses are determined. Revenues related to contractual claims that arise from customer-caused delays or change orders unapproved as to both scope and price are recorded only when the amounts have been agreed with the client. Profit incentives and/or award fees are recorded as revenues when the amounts are both probable and reasonably estimable.

STANLEY BAKER HILL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The current asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed.

Equipment and Leasehold Improvements - Equipment and leasehold improvements are stated at the lower of cost or fair value. Depreciation and amortization are provided on the straight-line method over the estimated useful lives of the assets. Repairs and maintenance that do not extend the lives of the applicable assets are charged to expense as incurred.

Income Taxes - The Company is organized as an LLC and is not subject to federal or state income taxes. Accordingly, no provision has been made for current or deferred income taxes in these financial statements. The taxable income of the Company is included in the tax returns of the individual members.

NOTE 3 - RECEIVABLES

Receivables at December 31, 2004 consist of the following:

Contract receivables:
Contracts in progress	$1,117,164
Retainage	610,189

$1,727,353

NOTE 4 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs incurred to date, estimated earnings and the related progress billings to date on contracts in progress at December 31, 2004 are as follows:

Costs incurred on uncompleted contracts	$2,824,059
Estimated earnings	3,853,880

Revenue recognized	6,677,939

Less - Billings to date	6,107,419

Costs and estimated earnings in excess of billings on uncompleted contracts	$570,520

STANLEY BAKER HILL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 5 - EQUIPMENT AND SOFTWARE

Equipment and software consist of the following at December 31, 2004:

Field equipment	$5,991
Computer hardware	22,896
Computer software	125,092

153,979
Less - Accumulated depreciation	25,579

$128,400

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company engages in significant related party transactions as a result of the three partners providing a majority of the costs of contract services. In accordance with the Operating Agreement of the Company, the members also charge the Company for time incurred for management and administrative services at agreed-upon rates. A summary of the related party transactions included in the financial statements at December 31, 2004 is as follows:

	Accounts Payable	Costs of Services Incurred
Stanley	$342,232	$1,333,559
Baker	328,697	1,429,471
Hill	635,168	1,822,639

NOTE 7 - BACKLOG

The following schedule summarizes changes in contract backlog, which represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts at December 31, 2004:

Beginning Balance	—
New contracts	$8,046,681

8,046,681
Less - Contract revenue earned	6,677,939

Ending Balance	$1,368,742

In addition, between January 1, 2005 and January 21, 2005, the Company entered into additional construction contracts with revenues of $8,147,068.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Arpeggio Acquisition Corporation

New York, NY

We have audited the accompanying balance sheet of Arpeggio Acquisition Corporation (a corporation in the development stage – the “Company”) as of December 31, 2004 and the related statements of operations, stockholders’ equity and cash flows for the period from April 2, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of its initial public offering (“Offering”) (such date would be December 31, 2005) or 24 months from the consummation of the Offering if certain extension criteria have been satisfied (such date would be June 30, 2006).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arpeggio Acquisition Corporation as of December 31, 2004 and the related statements of operations and cash flows for the period from April 2, 2004 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

BDO Seidman, LLP

New York, NY

March 3, 2005

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Balance Sheets

	September 30, 2005 (unaudited)	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$710,407	$1,219,597
U.S. Government Securities held in Trust Fund (Note 2)	36,353,776	35,634,814
Accrued interest receivable, Trust Fund (Note 2)	3,551	6,294
Prepaid expenses	25,000	42,500

Total current assets	37,092,734	36,903,205

Total assets	$37,092,734	$36,903,205

Liabilities and Stockholders’ Equity

Current liabilities:
Accrued expenses	9,210	26,922
Income tax payable	$39,390	$8,757

Total current liabilities	48,600	35,679

Common stock, subject to possible conversion, 1,359,320 shares at conversion value (Note 2)	7,267,830	7,124,657

Commitment (Note 5)

Stockholders’ equity (Notes 2, 3, 6 and 7)
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued
Common stock, $.0001 par value
Authorized 30,000,000 shares; Issued and outstanding 8,300,000 shares (which includes 1,359,320 subject to possible conversion)	830	830
Additional paid-in capital	29,528,441	29,671,613
Retained earnings accumulated during development stage	247,033	70,426

Total stockholders’ equity	29,776,304	29,742,869

Total liabilities and stockholders’ equity	$37,092,734	$36,903,205

See accompanying summary of significant accounting policies and notes to financial statements.

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Statements of Operations

	Nine months ended September 30, 2005 (unaudited)	Period from April 2, 2004 (inception) to September 30, 2004 (unaudited)	Period from April 2, 2004 (inception) to December 31, 2004	Period from April 2, 2004 (inception) to September 30, 2005 (unaudited)
Expenses:

General and administrative expenses (Note 5)	$(368,417)	$(74,352)	(158,639)	$(527,056)

Operating loss	(368,417)	(74,352)	(158,639)	(527,056)

Interest income	729,814	134,882	296,782	1,026,596

Net income before provision for income taxes	361,397	60,530	138,143	499,540

Provision for income taxes (Note 8)	(184,790)	(21,126)	(67,717)	(252,507)

Net income	176,607	39,404	70,426	247,033

Accretion of Trust Fund relating to common stock subject to possible conversion	(143,172)	(26,265)	(57,793)	(200,965)

Net income (loss) attributable to other common stockholders	$33,435	$13,139	12,633	$46,068

Basic and fully diluted income/(loss) per share	0.00	0.00	0.01

Weighted average common shares outstanding	8,300,000	5,181,768	6,091,241

See accompanying summary of significant accounting policies and notes to financial statements

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Statements of Stockholders’ Equity

	Preferred Stock		Common Stock		Additional Paid-In Capital	Retained earnings accumulated during the development stage	Total
	Shares	Amount	Shares	Amount
Balance, April 2, 2004 (inception)	—	$—	—	$—	$—	$—	$—

Issuance of common stock to initial stockholders	—	—	1,500,000	150	24,850	—	25,000
Sale of 6,800,000 units and underwriter’s options, net of underwriters’ discount and offering expenses (includes 1,359,320 shares subject to possible conversion)	—	—	6,800,000	680	36,771,420	—	36,772,100
Proceeds subject to possible conversion of 1,359,320 shares					(7,066,864)		(7,066,864)
Accretion of trust fund relating to common stock subject to possible conversion					(57,793)		(57,793)
Net income for the period	—	—	—	—	—	70,426	70,426

Balance, December 31, 2004	—	—	8,300,000	$830	$29,671,613	$70,426	$29,742,869

Accretion of Trust Fund relating to common stock subject to possible conversion (unaudited)					(143,172)		(143,172)
Net income for the period (unaudited)	—	—	—	—	—	176,607	176,607

Balance, September 30, 2005 (unaudited)	—	$—	8,300,000	$830	$29,528,441	$247,033	$29,776,304

See accompanying summary of significant accounting policies and notes to financial statements.

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Statements of Cash Flows

	Nine months ended September 30, 2005 (unaudited)	April 2, 2004 (inception) to September 30, 2004 (unaudited)	April 2, 2004 (inception) to December 31, 2004	April 2, 2004 (inception) to September 30, 2005 (unaudited)
Cash Flows from Operating Activities

Net income	$176,606	$39,404	$70,426	$247,033
Adjustments to reconcile net income to net cash used in operating activities:
Gain on maturity of U.S. Government Securities held in Trust Fund	(714,007)	0	(282,814)	(996,820)
Changes in operating assets and liabilities:
(Decrease) increase in prepaid expenses	17,500	(63,750)	(42,500)	(25,000)
(Decrease) increase in accrued interest receivable	2,743	0	(6,294)	(3,551)
Increase in income tax payable	30,633	21,126	8,757	39,390
(Decrease) increase in accrued expenses	(17,710)	0	(26,922)	9,210

Net cash used in operating activities	(504,235)	(3,220)	(225,503)	(729,738)

Cash Flows from Investing Activities

Purchases of U.S. Government Securities held in Trust Fund	(72,425,045)	(35,483,392)	(70,984,900)	(179,246,955)
Maturity of U.S. Government Securities held in Trust Fund	72,430,000	0	35,633,000	143,890,000

Net cash used in investing activities	(4,955)	(35,483,392)	(35,351,900)	(35,356,955)

Cash Flows from Financing Activities

Proceeds from public offering of 6,800,000 units, net	—	36,772,000	36,772,000	36,772,000
Proceeds from issuance of common stock to initial stockholders	—	25,000	25000	25,000
Proceeds from underwriter’s option	—	100	100	100
Proceeds from note payable, stockholder	—	77,500	77,500	77,500
Repayment of note payable, stockholder	—	(77,500)	(77,500)	(77,500)

Net cash provided by financing activities	0	36,797,100	36,797,000	36,797,100

Net increase (decrease) in cash and cash equivalents	(509,190)	1,310,388	1,219,597	710,407

Cash and cash equivalents at beginning of the period	1,219,597	—	0	—
Cash and cash equivalents at end of the period	$710,407	1,310,388	$1,219,597	$710,407

Supplemental disclosure from cash flow information:
Cash paid during the period for income taxes	$154,157	0	$58,960	$172,644

Supplemental disclosure of non-cash activity:
Accretion of trust fund relating to common stock subject to possible conversion	$(143,172)	$(26,265)	$(57,793)	$(200,965)

See accompanying summary of significant accounting policies and notes to financial statements

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Summary of Significant Accounting Policies

Cash and Cash Equivalents	Arpeggio Acquisition Corporation (the “Company”) considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Securities held in Trust Fund	The Company carries its investment in U.S. government securities at cost, which approximates fair value.

Income Taxes	The Company follows Statement of Financial Accounting Standards No. 109 (“SFAS No. 109”), “Accounting for Income Taxes” which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.

Net Income Per Share	Basic net income per share is calculated by dividing net income after accretion attributable to common stockholders by the weighted average number of common shares outstanding during the period. No effect has been given to potential issuances of common stock from warrants or the underwriter option in the diluted computation, as their effect would not be dilutive.

Use of Estimates	The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Reclassification	Certain items have been reclassified from prior periods to conform with current period presentation.

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

1. Unaudited Interim Financial Statements	The accompanying balance sheet as of September 30, 2005 and the statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2005 and period from April 2, 2004 (inception) to September 30, 2004 are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In the opinion of management, all adjustments (consisting primarily of normal accruals) have been made that are necessary to present fairly the financial position of the Company. The information described in the notes to the financial statements for these periods is also unaudited. Operating results for the interim period presented are not necessarily indicative of the results to be expected for a full year.

2. Organization and Business Operations	The Company was incorporated in Delaware on April 2, 2004 as a blank check company, the objective of which is to acquire an operating business in the United States or Canada. The Company’s initial stockholders purchased 1,500,000 common shares, $.0001 par value, for $25,000 on April 2, 2004.

On June 30, 2004, the Company consummated an Initial Public Offering (“Offering”) and raised net proceeds of $36,772,000 which is discussed in Note 3. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business in the United States or Canada (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $36,357,327 and $35,642,108 (which includes accrued interest of $3,551 and $6,294) as of September 30, 2005 and December 31, 2004, respectively is being held in an interest bearing trust account (“Trust Fund”) until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

Company. Under the agreement governing the Trust Fund, funds will only be invested in United Stated government securities (treasury bills) with a maturity of 180 days or less. The remaining net proceeds (not held in trust) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their redemption rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,500,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of the Company’s Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination, which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. In this respect, $7,267,830 and $7,124,657 has been classified as common stock subject

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

to possible conversion at September 30, 2005 and December 31, 2004, respectively.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (such date would be December 31, 2005), or 24 months from the consummation of the Offering (such date would be June 30, 2006) if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public Offering price per share in the Offering due to costs related to the Offering (assuming no value is attributed to the warrants contained in the Units in the Offering discussed in Note 3).

3. Offering	The Company sold 6,800,000 units (“Units”) in the Offering, which includes the 800,000 Units subject to the underwriters’ over allotment option. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination with a target business or one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given. In connection with this Offering, the Company issued an option for $100 to the representative of the underwriters to purchase 300,000 units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.25 per share.

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

4. Notes Payable, Stockholder	The Company issued a $70,000 unsecured non-interest bearing promissory note to a stockholder on April 14, 2004. The stockholder advanced additional amounts aggregating $7,500 through June 30, 2004. The note and advance were paid in full on July 1, 2004 from the net proceeds of the Offering.

5. Commitment	The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company pays such affiliate $7,500 per month for such services commencing on June 24, 2004, the effective date of the Offering. Amounts of $46,750 for the period from April 2, 2004 (inception) to December 31, 2004, $67,500 for the nine-month period ended September 30, 2005 and $114,250 for the period from April 2, 2004 (inception) to September 30, 2005 is included in general and administrative for such services.

6. Preferred Stock	The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

7. Common Stock	The Company’s Board of Directors authorized a 1.2 to one forward stock split of its common stock on May 25, 2004. All references in the accompanying financial statements to the numbers of shares have been retroactively restated to reflect the transaction.

At September 30, 2005, there were 14,500,000 shares of common stock reserved for issuance upon exercise of redeemable warrants and underwriters’ unit purchase option.

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

8. Income Taxes Provision for current income taxes consist of:

	For the Nine Months ended September 30, 2005 (unaudited)	For the Period from April 2, 2004 (inception) to September 30, 2004 (unaudited)	For the Period from April 2, 2004 (inception) to December 31, 2004	For the Period from April 2, 2004 (inception) to September 30, 2005 (unaudited)
Federal	$110,990	$12,804	$18,609	$129,599
State and local	73,800	8,322	49,008	122,908

	$184,790	$21,126	$67,717	$252,507

Arpeggio Acquisition Corporation

(a corporation in the development stage)

Notes to Financial Statements

9. Subsequent Event (Unaudited)	On December 5, 2005, the Company entered into an Agreement and Plan of Merger with Hill International, Inc. and all of its current stockholders providing for the merger of Hill International with and into the Company, which will be the surviving corporation in the merger and will change its name to “Hill International, Inc.” Hill International and its subsidiaries (collectively, “Hill International”) is a privately owned independent construction consulting firm headquartered in Marlton, New Jersey.

Pursuant to the merger agreement, Hill International’s stockholders and other persons who exercise options to purchase common stock of Hill International prior to the closing of the merger, in exchange for all of the securities of Hill International outstanding immediately prior to the merger, will receive from the Company 14,500,000 shares of its common stock. Immediately following the merger, the stockholders of Hill International will own approximately 63.6% of the Company’s total issued and outstanding common stock. 12% of the shares of common stock being issued at the time of the merger will be placed in escrow to secure the Company’s indemnity rights under the merger agreement and will be governed by the terms of an escrow agreement. The merger agreement also provides for Hill International’s stockholders to receive up to an additional 6,600,000 shares of the Company’s common stock, contingent upon the combined companies attaining certain earnings targets.

ANNEX A

CONFORMED COPY

AS AMENDED

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ARPEGGIO ACQUISITION CORPORATION,

HILL INTERNATIONAL, INC.

and

THE STOCKHOLDERS OF

HILL INTERNATIONAL, INC.

DATED AS OF DECEMBER 5, 2005

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of December 5, 2005, by and among Arpeggio Acquisition Corporation, a Delaware corporation (“Parent”), Hill International, Inc., a Delaware corporation (“Company”), and each of the persons listed under the caption “Stockholders” on the signature page hereof, such persons being all of the stockholders of the Company (each a “Stockholder” and, collectively, the “Stockholders.”

RECITALS

A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2) and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Parent and Company intend to enter into a business combination transaction by means of a merger of the Company with and into Parent, through an exchange of all the issued and outstanding shares of capital stock of the Company for shares of common stock of Parent.

B. The Boards of Directors of each of the Company and Parent have determined that the Merger (as defined in Section 1.1) is fair to, and in the best interests of, their respective companies and their respective stockholders.

C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (defined terms used in this Agreement are listed alphabetically in Article IX, together with the Section and, if applicable, paragraph number in which the definition of each such term is located):

ARTICLE I

THE MERGER

1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL, the Company shall be merged with and into Parent (the “Merger”), the separate corporate existence of the Company shall cease and Parent shall continue as the surviving corporation. Parent as the surviving corporation after the Merger is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2 Effective Time; Closing. Subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL a Certificate of

Merger (the “Certificate of Merger”) (the time of such filing with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Company and Parent and specified in the Certificate of Merger, being the “Effective Time”) as soon as practicable on or after the Closing Date (as herein defined). The term “Agreement” as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and the Parent Schedule, as defined in the preambles to Articles II and III hereof, respectively). Unless this Agreement shall have been terminated pursuant to Section 8.1, the closing of the Merger (the “Closing”) shall take place at the offices of Graubard Miller, counsel to Parent, 405 Lexington Avenue, New York, New York 10174-1901 at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”). Closing signatures may be transmitted by facsimile.

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Surviving Corporation.

1.4 Certificate of Incorporation; Bylaws.

(a) At the Effective Time, the Certificate of Incorporation of Parent, a copy of which is annexed hereto as Exhibit A, as amended as contemplated by this Agreement, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation of the Surviving Corporation.

(b) Also, at the Effective Time, the Bylaws of Parent, a copy of which is annexed hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation.

1.5 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of the Company or the holders of any of the securities of the Company, the following shall occur:

(a) Conversion of Company Common Stock. Other than any shares to be canceled pursuant to Section 1.5(c), each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be automatically converted (subject to Section 1.5(e)) into (i) the number of shares of common stock, par value $0.0001, of Parent (“Parent Common Stock”) equal to (A) 14,500,000 divided by (B) the Outstanding Common Stock Number plus (ii) the right to receive that number of EBIT Shares (as defined in Section 1.18(a)) for each year with respect to which EBIT Shares are issuable equal to (C) the number of EBIT Shares issuable with respect to such year divided by (D) the Outstanding Common Stock Number. As used herein, “Outstanding Common Stock

Number” means the number of shares of Company Common Stock outstanding immediately prior to the Effective Time. The numbers of shares of Parent Common Stock issuable pursuant to this Section 1.5(a) (including EBIT Shares) that would otherwise be issued to Persons who exercise their appraisal rights pursuant to Section 262 of the DGCL shall not be issued to such persons and shall be canceled.

(b) Certificates for Shares. Certificates representing the shares of Parent Common Stock issuable pursuant to clause (i) of Section 1.5(a) (“Base Shares”) shall be issued to the holders of certificates representing the shares of Company Common Stock (“Company Certificates”) upon surrender of the Company Certificates in the manner provided in Section 1.6 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.8). Each holder shall be issued separate certificates for such holder’s Escrow Shares (as defined in Section 1.14) and for the remaining number of shares of Parent Common Stock to which such holder is entitled. Certificates for shares of Parent Common Stock representing EBIT Shares shall be issued to the Persons who have surrendered Company Certificates within five (5) days following the release of the audited financial statements of Parent for the year with respect to which such EBIT Shares are issuable.

(c) Cancellation of Treasury and Parent-Owned Stock. Each share of Company Common Stock held by the Company or owned by Parent or any direct or indirect wholly-owned subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

(e) Adjustments to Exchange Ratios. The numbers of shares of Parent Common Stock that the holders of the Company Common Stock are entitled to receive as a result of the Merger shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

(f) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, and each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon compliance with Section 1.6, receive from Parent, in lieu of such fractional share, one (1) share of Parent Common Stock.

1.6 Surrender of Certificates.

(a) Exchange Procedures. Upon surrender of Company Certificates at the Closing, the holders of such Company Certificates shall receive in exchange therefor certificates representing the Base Shares into which their shares of Company Common Stock shall be converted at the Effective Time, less the Escrow Shares (as defined in Section 1.11), and the Company Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Company Certificates will be deemed, from and after the Effective Time, to evidence only the right to receive the applicable number of shares of Parent Common Stock issuable pursuant to Section 1.5(a).

(b) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Company Certificates with respect to the shares of Parent Common Stock to be issued upon surrender thereof until the holders of record of such Company Certificates shall surrender such Company Certificates. Subject to applicable law, following surrender of any such Company Certificates with a properly completed letter of transmittal, Parent shall promptly deliver to the record holders thereof, without interest, the certificates representing shares of Parent Common Stock issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock.

(c) Transfers of Ownership. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the Company Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Company Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of the registered holder of the Company Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

(d) Required Withholding. Each Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as are required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

(e) No Liability. Notwithstanding anything to the contrary in this Section 1.6, neither Parent, the Surviving Corporation, the Company nor any other party hereto shall be liable to a holder of shares of Parent Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.7 No Further Ownership Rights in Company Stock. All shares of Parent Common Stock issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.8 Lost, Stolen or Destroyed Certificates. In the event that any Company Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Company Certificates, upon the making of an affidavit of that fact by the holder thereof, the certificates representing the shares of Parent Common Stock that the shares of Company Common Stock formerly represented by such Company Certificates were converted into and any dividends or distributions payable pursuant to Section 1.6(b); provided, however, that, as a condition precedent to the issuance of such certificates representing shares of Parent Common Stock and other distributions, the owner of such lost, stolen or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or the Surviving Corporation with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

1.9 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of the United States Income Tax Regulations issued with respect to Section 368.

1.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company will take all such lawful and necessary action.

1.11 Escrow. As the sole remedy for the indemnity obligations set forth in Article VII, at the Closing, the Persons receiving shares of Parent Common Stock to be issued as a result of the Merger shall deposit in escrow twelve percent (12%) of the Base Shares received by such Persons as a result of the Merger (the “Escrow Shares”), which shares shall be allocated among the Persons entitled to receive them in the same proportions as the shares of Parent Common Stock are allocated among them, all in accordance with the terms and conditions of the Escrow Agreement to be entered into at the Closing between Parent, the Company Stockholder Representative (the “Representative”) (who shall be Irvin E. Richter until a successor is appointed pursuant to Section 1.14(b)) and Continental Stock Transfer & Trust Company, as Escrow Agent, in the form annexed hereto as Exhibit C (the “Escrow Agreement”). Of the Escrow Shares, one-sixth thereof (the “Tax Indemnity Shares”) shall be applied to indemnification only with respect to Tax Indemnification Claims (as hereinafter defined) and five-sixths thereof (the “Basic Indemnity Shares”) shall be applied to indemnification with respect to all other matters with respect to which Parent is entitled to indemnification hereunder. On the first business day following the date (the “Escrow Termination Date”) that is thirty (30) days after the date on which Parent has filed its Report on Form 10-K pursuant to the Securities

Exchange Act of 1934, as amended (“Exchange Act”), for its 2006 fiscal year, the Escrow Agent shall deliver the Basic Indemnity Shares, less any of such shares applied in satisfaction of a claim for indemnification and any of such shares related to a claim for indemnification that is then unresolved, to each such Person in the same proportions as initially deposited in escrow. Any Basic Indemnity Shares held with respect to any unresolved claim for indemnification and not applied as indemnification with respect to such claim upon its resolution shall be delivered to such Persons promptly upon such resolution. All Tax Indemnity Shares and any Basic Indemnity Shares, to the extent not applied in satisfaction of a claim for indemnification, will be so distributed to such Persons on the first business day following December 31, 2010 (the “Tax Escrow Termination Date”), notwithstanding that the claim to which they relate has not been resolved. As used herein, “Tax Indemnification Claim” means a claim for indemnification pursuant to Article VII with respect to (i) a breach of the representations and warranties set forth in Section 2.15 and (ii) the matters referred to in Schedule 2.15.

1.12 Rule 145. All shares of Parent Common Stock issued pursuant to this Agreement to “affiliates” of the Company listed in Schedule 1.12 will be subject to certain resale restrictions under Rule 145 promulgated under the Securities Act and all certificates representing such shares shall bear an appropriate restrictive legend.

1.13 Stockholder Matters.

(a) By his, her or its execution of this Agreement, each Stockholder, in his, her or its capacity as a stockholder of the Company, hereby approves and adopts this Agreement and authorizes the Company, its directors and officers to take all actions necessary for the consummation of the Merger and the other transactions contemplated hereby pursuant to the terms of this Agreement and its exhibits. Such execution shall be deemed to be action taken by the irrevocable written consent of each Stockholder for purposes of Section 228 of the DGCL.

(b) Each Stockholder, for itself only, represents and warrants as follows: (i) all Parent Common Stock to be acquired by such Stockholder pursuant to this Agreement will be acquired for his, her or its account and not with a view towards distribution thereof other than, with respect to Stockholders that are entities, transfers to its stockholders, partners or members; (ii) it understands that he, she or it must bear the economic risk of the investment in the Parent Common Stock, which cannot be sold by he, she or it unless it is registered under the Securities Act, or an exemption therefrom is available thereunder; (iii) he, she or it has had both the opportunity to ask questions and receive answers from the officers and directors of Parent and all persons acting on Parent’s behalf concerning the business and operations of Parent and to obtain any additional information to the extent Parent possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information; and (iv) he, she or it has had access to the Parent SEC Reports filed prior to the date of this Agreement. Each Stockholder acknowledges, as to himself, herself or itself only, that (v) he, she or it is either (A) an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act or (B) a person possessing sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in Parent; and (vi) he, she or it understands that the certificates representing the Parent Common Stock to be received by he, she or it may bear legends to the effect that the Parent Common Stock may not be transferred except upon compliance with (C) the registration requirements of the Securities Act (or an exemption therefrom) and (D) the provisions of this Agreement. Each Stockholder that is an entity, for itself, represents, warrants and acknowledges, with respect to each holder of its equity interests, to the same effect as the foregoing provisions of this Section 1.13(b).

(c) Each Stockholder, for himself, herself or itself, represents and warrants that the execution and delivery of this Agreement by such Stockholder does not, and the performance of his, her or its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a “Governmental Entity”), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (“Securities Act”), the Exchange Act, state securities laws (“Blue Sky Laws”), and the rules and regulations thereunder, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 10.2(a)) on such Stockholder or the Company or, after the Closing, the Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

1.14 Committee and Representative for Purposes of Escrow Agreement.

(a) Parent Committee. Prior to the Closing, the Board of Directors of Parent shall appoint a committee consisting of one or more of its then members to act on behalf of Parent to take all necessary actions and make all decisions pursuant to the Escrow Agreement regarding Parent’s right to indemnification pursuant to Article VII hereof. In the event of a vacancy in such committee, the Board of Directors of Parent shall appoint as a successor a Person who was a director of Parent prior to the Closing Date or some other Person who would qualify as an “independent” director of Parent and who has not had any relationship with the Company prior to the Closing. Such committee is intended to be the “Committee” referred to in Article VII hereof and the Escrow Agreement.

(b) Representative. The Stockholders hereby designate Irvin E. Richter to represent the interests of the Persons entitled to receive cash and Parent Common Stock as a result of the Merger for purposes of the Escrow Agreement. If such Person ceases to serve in such capacity, for any reason, such Person shall designate his or her successor. Failing such designation within 10 business days after the Representative has ceased to serve, those members of the Board of Directors of Parent who were directors of the Company prior to the Closing shall appoint as successor a Person who was a former stockholder of the Company or such other Person as such members shall designate. Such

Person or successor is intended to be the “Representative” referred to in Section 1.11 and Article VII hereof and the Escrow Agreement.

1.15 Outstanding Company Derivative Securities. The Company shall arrange that the holders of all outstanding options, warrants and other derivative securities of the Company exercise such securities prior to the Effective Time. Such exercise may be made contingent upon the occurrence of the Closing.

1.16 Notice to Holders of Derivative Securities. As promptly as practicable after the execution of this Agreement, the Company, after consultation with Parent, shall give the holders of derivative securities of the Company, other than the Stockholders, notice of the written consent of the Stockholders pursuant to Section 1.13(a).

1.17 Shares Subject to Appraisal Rights.

(a) Notwithstanding Section 1.5 hereof, Dissenting Shares (as hereinafter defined) shall not be converted into a right to receive Parent Common Stock and the holders thereof shall be entitled only to such rights as are granted by the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL, provided, however, that (i) if any stockholder of the Company who asserts appraisal rights in connection with the Merger (a “Dissenter”) shall have failed to establish his entitlement to such rights as provided in the DGCL, or (ii) if any such Dissenter shall have effectively withdrawn his demand for payment for such shares or waived or lost his right to payment for his shares under the appraisal rights process under the DGCL, the shares of Company Common Stock held by such Dissenter shall be treated as if they had been converted, as of the Effective Time, into a right to receive Parent Common Stock and as provided in Section 1.5. The Company shall give Parent prompt notice of any demands for payment received by the Company from a person asserting appraisal rights, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

(b) As used herein, “Dissenting Shares” means any shares of Company Common Stock held by stockholders of the Company who are entitled to appraisal rights under the DGCL, and who have properly exercised, perfected and not subsequently withdrawn or lost or waived their rights to demand payment with respect to their shares in accordance with the DGCL.

1.18 EBIT Shares.

(a) For each year from 2006 to 2009 with respect to which Parent has EBIT (as defined in Section 1.18(b)) equal to or greater than the EBIT Target for such year (as defined in Section 1.18(c)), Parent shall issue to the holders of Company Certificates, in the aggregate, pursuant to Section 1.5(b), for the applicable fiscal year, the following number of shares of Parent Common Stock (“EBIT Shares”):

2006 – 2,300,000 shares

2007 – 2,300,000 shares

2008 – 1,000,000 shares

2009 – 1,000,000 shares.

(b) As used herein, “EBIT” means, for the applicable fiscal year, the consolidated earnings of Parent for such year before deduction for interest, taxes and expenses of Parent and the Company arising from the Merger deductible in such fiscal year, as determined by the independent public accountants that prepare the audited financial statements of Parent for such year in accordance with generally accepted accounting principles consistently applied, and shall, with respect to the 2006 fiscal year, include the earnings of the Company for the entire twelve (12) month period constituting such year.

(c) As used herein, “EBIT Target” means, for the applicable fiscal year, the following amount of EBIT:

2006 – $9,900,000

2007 – $13,500,000

2008 – $18,400,000

2009 – $24,900,000.

(d) The numbers of shares set forth in Section 1.18(a) shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock occurring on or after the date hereof.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to the exceptions set forth in Schedule 2 attached hereto (the “Company Schedule”), the Company hereby represents and warrants to, and covenants with, Parent as follows (as used in this Article II, and elsewhere in this Agreement, the term “Company” includes the Subsidiaries, as hereinafter defined, unless the context clearly otherwise indicates):

2.1 Organization and Qualification.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the certificate of incorporation and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(b) The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified or licensed is listed in Schedule 2.1.

(c) The minute books of the Company contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders (“Corporate Records”) since January 1, 2000. Copies of such Corporate Records of the Company have been made available to Parent or Parent’s counsel.

(d) The stock transfer, warrant and option transfer and ownership records of the Company contain true, complete and accurate records of the securities ownership as of the date of such records and the transfers involving the capital stock and other securities of the Company since January 1, 2000. Copies of such records of the Company have been made available to Parent or Parent’s counsel.

2.2 Subsidiaries.

(a) The Company has no subsidiaries other than those listed in Schedule 2.2 (the “Subsidiaries”). Except as set forth in Schedule 2.2, the Company owns all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens (as defined in Section 10.2(e)). Except for the Subsidiaries, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Each Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of its state of incorporation (as listed in Schedule 2.2) and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation (as listed in Schedule 2.2) and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or such Subsidiary. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. No Subsidiary is in violation of any of the provisions of its Charter Documents.

(c) Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or such Subsidiary. Each jurisdiction in which each Subsidiary is so qualified or licensed is listed in Schedule 2.2.

(d) The minute books of each Subsidiary contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders since January 1, 2000. Copies of the Corporate Records of each Subsidiary have been heretofore made available to Parent or Parent’s counsel.

2.3 Capitalization.

(a) The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock and 1,000 shares of preferred stock, par value $0.01 (“Company Preferred Stock”), of which 6,000,000 shares of Company Common Stock and no shares of Company Preferred Stock are issued and outstanding as of the date of this Agreement, all of which shares of Company Common Stock are validly issued, fully paid and nonassessable and are owned by the Persons who are Stockholders. Except as set forth in Schedule 2.3(a) hereto and as such Schedule may be revised in accordance with the terms of this Agreement, as of the date of this Agreement, no shares of Company

Common Stock or Company Preferred Stock are reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock or Company Preferred Stock granted to employees of Company or other parties (“Company Stock Options”). No shares of Company Common Stock or Company Preferred Stock are reserved for issuance upon the exercise of outstanding warrants or other rights (other than Company Stock Options) to purchase Company Common Stock or Company Preferred Stock All shares of Company Common Stock and Company Preferred Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which Company is bound obligating Company to accelerate the vesting of any Company Stock Option as a result of the Merger. All outstanding shares of Company Common Stock and all outstanding Company Stock Options have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Company Contracts (as defined in Section 2.19). The Company has heretofore delivered to Parent or Parent’s counsel true and accurate copies of the forms of documents used for the issuance of Company Stock Options and a true and complete list of the holders thereof, including their names and the numbers of shares of Company Common Stock underlying such holders’ Company Stock Options.

(b) Except as set forth in Schedule 2.3(b) hereto or as set forth in Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(c) Except as contemplated by this Agreement and except as set forth in Schedule 2.3(c) hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company.

(d) The authorized and outstanding capital stock or membership interests of each Subsidiary are set forth in Schedule 2.3(d) hereto. Except as set forth in Schedule 2.3(d), the Company owns all of the outstanding equity securities of each Subsidiary, free and clear of all Liens, either directly or indirectly through one or more other Subsidiaries. There are no outstanding options, warrants or other rights to purchase securities of any Subsidiary.

2.4 Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors and stockholders, subject in all cases to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to the DGCL and the terms and conditions of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.5 No Conflict; Required Filings and Consents. Except as set forth in Schedule 2.5 hereto:

(a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Merger by the stockholders of the Company, conflict with or violate any Legal Requirements (as defined in Section 10.2(c)), (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any Company Contracts or (iv) result in the triggering, acceleration or increase of any payment to any Person pursuant to any Company Contract, including any “change in control” or similar provision of any Company Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on the Company.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (ii) for the filing of any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the expiration of the required waiting period thereunder, and (iii)

where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or, after the Closing, the Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.6 Compliance. The Company has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. The businesses and activities of the Company have not been and are not being conducted in violation of any Legal Requirements, except for violations which, individually or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect on the Company. The Company is not in default or violation of any term, condition or provision of any applicable Charter Documents. Except as set forth in Schedule 2.6, no written notice of non-compliance with any Legal Requirements has been received by the Company (and the Company has no knowledge of any such notice delivered to any other Person). The Company is not in violation of any term of any Company Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company.

2.7 Financial Statements.

(a) The Company has provided to Parent a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended January 1, 2005 and December 27, 2003 (the “Audited Financial Statements”). The Audited Financial Statements were prepared in accordance with the published rules and regulations of any applicable Governmental Entity and with generally accepted accounting principles of the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

(b) The Company has provided to Parent a correct and complete copy of the unaudited consolidated financial statements of the Company for the nine month period ended September 30, 2005 (the “Unaudited Financial Statements”). The Unaudited Financial Statements comply as to form in all material respects, and were prepared in accordance, with the published rules and regulations of any applicable Governmental Entity and with U.S. GAAP applied on a consistent basis throughout the periods involved, and fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated, except that such statements do not contain notes and are subject to normal adjustments that are not expected to have a Material Adverse Effect on the Company.

(c) Since January 1, 2000, the books of account, minute books, stock certificate books and stock transfer ledgers and other similar books and records of the Company have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(d) Except as otherwise noted in the Audited Financial Statements or the Unaudited Financial Statements, the accounts and notes receivable of the Company reflected on the balance sheets included in the Audited Financial Statements and the Unaudited Financial Statements (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) to the knowledge of the Company, are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) to the knowledge of the Company, are not subject to any valid set-off or counterclaim except to the extent set forth in such balance sheet contained therein, (iv) are collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in such balance sheet referenced above, and (v) are not the subject of any actions or proceedings brought by or on behalf of the Company.

2.8 No Undisclosed Liabilities. Except as set forth in Schedule 2.8 hereto, the Company has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to financial statements which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company, except: (i) liabilities provided for in or otherwise disclosed in the interim balance sheet included in the Unaudited Financial Statements or in the notes to the Audited Financial Statements, and (ii) such liabilities arising in the ordinary course of the Company’s business since September 30, 2005, none of which would have a Material Adverse Effect on the Company.

2.9 Absence of Certain Changes or Events. Except as set forth in Schedule 2.9 hereto or in the Unaudited Financial Statements, since January 1, 2005, there has not been: (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s stock, or any purchase, redemption or other acquisition by the Company of any of the Company’s capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company’s capital stock, (iv) any granting by the Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company of any increase in severance or termination pay or any entry by Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the

Company of the nature contemplated hereby, (v) entry by the Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.18 hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company with respect to any Governmental Entity, (vi) any material change by the Company in its accounting methods, principles or practices, (vii) any change in the auditors of the Company, (viii) any issuance of capital stock of the Company, (ix) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business, or (x) any agreement, whether written or oral, to do any of the foregoing.

2.10 Litigation. Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator.

2.11 Employee Benefit Plans.

(a) All employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of the Company, or any trade or business (whether or not incorporated) which is under common control with the Company, with respect to which the Company has liability (collectively, the “Plans”) have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the financial statements and records of the Company. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or, to the knowledge of the Company, is threatened, against or with respect to any Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by any governmental agency with respect to any Plan. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. The Company does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Plan. Each Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or the Company (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

(b) Except as disclosed in Schedule 2.11 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

2.12 Labor Matters. The Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

2.13 Restrictions on Business Activities. Except as disclosed in Schedule 2.13 hereto, to the Company’s knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its assets or to which the Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by Company as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on the Company.

2.14 Title to Property.

(a) The Company owns no real property and has no options or other contracts under which the Company has a right to acquire any interest in real property.

(b) All leases of real property held by the Company, and all personal property and other property and assets of the Company owned, used or held for use in connection with the business of the Company (the “Personal Property”) are shown or reflected on the balance sheet included in the Audited Financial Statements or the Unaudited Financial Statements, to the extent required by U.S. GAAP, as of the dates of such Audited Financial Statements and Unaudited Financial Statements. The Company has good and marketable title to the Personal Property owned by it, and all such Personal Property is in each case held free and clear of all Liens, except for Liens disclosed in the Audited Financial Statements, the Unaudited Financial Statements or in Schedule 2.14 hereto, none of which liens or encumbrances is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of the Company. Schedule 2.14 also contains a list of all leases of real property and Personal Property held by the Company.

(c) All leases pursuant to which Company leases from others material real or Personal Property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or, to the Company’s knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company.

2.15 Taxes.

(a) Definition of Taxes. For the purposes of this Agreement, “Tax” or “Taxes” refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other Person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

(b) Tax Returns and Audits. Except as set forth in Schedule 2.15 hereto:

(i) The Company has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes (“Returns”) required to be filed by the Company with any Tax authority prior to the date hereof, except such Returns which are not material to Company. All such Returns are true, correct and complete in all material respects. The Company has paid all Taxes shown to be due and payable on such Returns.

(ii) All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii) The Company is not delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv) To the knowledge of the Company, no audit or other examination of any Return of the Company by any Tax authority is presently in progress, nor has the Company been notified of any request for such an audit or other examination.

(v) No adjustment relating to any Returns filed by the Company has been proposed in writing, formally or informally, by any Tax authority to the Company or any representative thereof.

(vi) The Company has no liability for any material unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Audited Financial Statements or the Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business.

(vii) The Company has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

2.16 Environmental Matters.

(a) Except as disclosed in Schedule 2.16 hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) the Company has complied with all applicable Environmental Laws; (ii) the properties currently operated by the Company (including soils, groundwater, surface water, buildings or other structures) have not been contaminated with any Hazardous Substances by any action of the Company; (iii) the properties formerly owned by the Company were not contaminated with Hazardous Substances during the period of ownership or operation by the Company or, to the Company’s knowledge, during any prior period; (iv) the Company is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) the Company has not been associated with any release of any Hazardous Substance; (vi) the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or liable under any Environmental Law; and (vii) the Company is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b) As used in this Agreement, the term “Environmental Law” means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

(c) As used in this Agreement, the term “Hazardous Substance” means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

2.17 Brokers; Third Party Expenses. Except as set forth in Schedule 2.17 hereto, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders’ fees, agent’s commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. Except pursuant to Section 1.5, and as disclosed in Schedule 2.17 hereto, no shares of common stock, options, warrants or other securities of either Company or Parent are payable to any third party by Company as a result of this Merger.

2.18 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

“Intellectual Property” shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (“Patents”); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) software and software programs; (v) domain names, uniform resource locators and other names and locators associated with the Internet (vi) industrial designs and any registrations and applications therefor; (vii) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, “Trademarks”); (viii) all databases and data collections and all rights therein; (ix) all moral and economic rights of authors and inventors, however denominated, and (x) any similar or equivalent rights to any of the foregoing (as applicable).

“Company Intellectual Property” shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company, including software and software programs developed by or exclusively licensed to the Company (specifically excluding any off the shelf or shrink-wrap software).

“Registered Intellectual Property” means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority.

“Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, Company.

“Company Products” means all current versions of products or service offerings of Company.

(a) Except as disclosed in Schedule 2.18 hereto, no Company Intellectual Property or Company Product is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by the Company, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product, which in any such case could reasonably be expected to have a Material Adverse Effect on the Company.

(b) Except as disclosed in Schedule 2.18 hereto, the Company owns and has good and exclusive title to each material item of Company Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business); and the Company is the exclusive owner of all material registered Trademarks used in connection with the operation or conduct of the business of the Company including the sale of any products or the provision of any services by the Company.

(c) The operation of the business of the Company as such business currently is conducted, including the Company’s use of any product, device or process, has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

2.19 Agreements, Contracts and Commitments.

(a) Schedule 2.19 hereto sets forth a complete and accurate list of all Material Company Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term “Company Contracts” shall mean all contracts, agreements, leases, mortgages, indentures, notes, bonds, licenses, permits, franchises, purchase orders, sales orders, and other understandings, commitments and obligations of any kind, whether written or oral, to which the Company is a party or by or to which any of the properties or assets of Company may be bound, subject or affected (including without limitation notes or other instruments payable to the Company) and (ii) the term “Material Company Contracts” shall mean (x) each Company Contract that (I) is for services provided to a client or (II) is with a subcontractor of the Company, (y) each Company Contract that otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise) or prospects of the Company and (z) without limitation of subclause (x) or subclause (y), each of the following Company Contracts:

(i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from the Company and by or to any officer, director, stockholder or holder of derivative securities of the Company (“Insider”);

(ii) any guaranty, direct or indirect, by the Company, a Subsidiary or any Insider of the Company of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(iii) any Company Contract of employment;

(iv) any Company Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of the Company or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company;

(v) any obligation to register any shares of the capital stock or other securities of the Company with any Governmental Entity;

(vi) any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

(vii) any collective bargaining agreement with any labor union;

(viii) any lease or similar arrangement for the use by the Company of real property or Personal Property where the annual lease payments are greater than $25,000;

(ix) any Company Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property; and

(x) any Company Contract to which any Insider of the Company is a party.

(b) Each Company Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Company Contracts have been heretofore delivered or made available to Parent or Parent’s counsel.

(c) Except as set forth in Schedule 2.19, neither the Company nor, to the best of Company’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Material Company Contract, and no party to any Material Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company. Each Material Company Contract is in full force and effect.

2.20 Insurance. Schedule 2.20 sets forth the Company’s insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors (collectively, the “Insurance Policies”) of the Company which the Company reasonably believes are adequate in amount and scope for the Business in which they are engaged.

2.21 Governmental Actions/Filings. Except as set forth in Schedule 2.21, the Company has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by the Company of its business (as presently conducted and as presently proposed to be conducted) or used or held for use by the Company, and true, complete and correct copies of which have heretofore been delivered to Parent. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 2.21 hereto, will not expire prior to December 31, 2006 (except to the extent such expiration is not reasonably expected to have a Material Adverse Effect), and the Company is in substantial compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon the Company. Except as set forth in Schedule 2.21, no Governmental Action/Filing is necessary to be obtained, secured or made by the Company to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

For purposes of this Agreement, the term “Governmental Action/Filing” shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

2.22 Interested Party Transactions. Except as set forth in the Schedule 2.22 hereto, no employee, officer, director or stockholder of the Company or a member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 2.22, to the Company’s knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom the Company is affiliated or with whom the Company has a contractual relationship, or in any Person that competes with the Company, except that each employee, stockholder, officer or director of Company and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Company. Except as set forth in Schedule 2.22, to the knowledge of the Company, no officer, director or Stockholder or any member of their immediate families is, directly or indirectly, interested in any Material Company Contract with the Company (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company).

2.23 Board Approval. The board of directors of the Company (including any required committee or subgroup thereof) has, as of the date of this Agreement, duly approved, subject to the approval of the Company’s stockholders, this Agreement and the transactions contemplated hereby.

2.24 Stockholder Approval. The shares of Company Common Stock owned by the Stockholders constitute, in the aggregate, the requisite amount of shares necessary for the adoption of this Agreement and the approval of the Merger by the stockholders of the Company in accordance with the DGCL.

2.25 Representations and Warranties Complete. The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

2.26 Survival of Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall survive the Closing until the Escrow Termination Date except that the representations and warranties set forth in Section 2.15 shall survive the Closing until the Tax Escrow Termination Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT

Except as set forth in Schedule 3 attached hereto (the “Parent Schedule”), Parent represents and warrants to, and covenants with, the Company, as follows:

3.1 Organization and Qualification.

(a) Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Parent is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Parent to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Complete and correct copies of the Charter Documents of Parent, as amended and currently in effect, have been heretofore delivered to the Company. Parent is not in violation of any of the provisions of the Parent’s Charter Documents.

(b) Parent is duly qualified or licensed to do business as a foreign corporation and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

3.2 Subsidiaries. Parent has no Subsidiaries and does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and Parent has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

3.3 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Parent consists of 30,000,000 shares of common stock, par value $0.0001 per share (“Parent Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Parent Preferred Stock”), of which 8,300,000 shares of Parent Common Stock and no shares of Parent Preferred Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.3(a), (i) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the exercise of outstanding options to purchase Parent Common Stock or Parent Preferred Stock granted to employees of Parent or other parties (“Parent Stock Options”) and there are no outstanding Parent Stock Options; (ii) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the exercise of outstanding warrants to purchase Parent Common Stock or Parent Preferred Stock (“Parent Warrants”) and there are no outstanding Parent Warrants; and (iii) no shares of Parent Common Stock or Parent Preferred Stock are reserved for issuance upon the conversion of the Parent Preferred Stock or any outstanding convertible notes, debentures or securities (“Parent Convertible Securities”). All shares of Parent Common Stock and Parent Preferred Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent Contracts (as defined in Section 3.19). Parent has heretofore delivered to the Company true, complete and accurate copies of the Parent Warrants, including any and all documents and agreements relating thereto.

(b) The shares of Parent Common Stock to be issued by Parent in connection with the Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such shares of Parent Common Stock will be fully paid and nonassessable.

(c) Except as set forth in Schedule 3.3(c) or as contemplated by this Agreement or the Parent SEC Reports (as defined in Section 3.7), there are no registrations rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreements or understandings to which the Parent is a party or by which the Parent is bound with respect to any equity security of any class of the Parent.

3.4 Authority Relative to this Agreement. Parent has full corporate power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document that Parent has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Parent’s obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by Parent of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of

Parent (including the approval by its Board of Directors), and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the Parent Stockholder Approval (as defined in Section 5.1(a)). This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent shall not: (i) conflict with or violate Parent’s Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent pursuant to, any Parent Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Parent.

(b) The execution and delivery of this Agreement by Parent do not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Parent is qualified to do business, (ii) for the filing of any notifications required under the HSR Act and the expiration of the required waiting period thereunder, (iii) the qualification of Parent as a foreign corporation in those jurisdictions in which the business of the Company makes such qualification necessary, and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.6 Compliance. Parent has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. The business and activities of Parent have not been and are not being conducted in violation of any Legal Requirements. Parent is not in default or violation of any term, condition or provision of its Charter Documents. No written notice of non-compliance with any Legal Requirements has been received by Parent.

3.7 SEC Filings; Financial Statements.

(a) Parent has made available to the Company and the Stockholders a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the “Parent SEC Reports”), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement. As of their respective dates the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Parent makes no representation or warranty whatsoever concerning the Parent SEC Reports as of any time other than the time they were filed.

(b) Each set of financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Parent taken as a whole.

3.8 No Undisclosed Liabilities. Parent has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) liabilities incurred since September 30, 2005 in the ordinary course of business, none of which would have a Material Adverse Effect on Parent.

3.9 Absence of Certain Changes or Events. Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since September 30, 2005, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent’s capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Parent’s capital stock, (iv) any granting by Parent of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Parent of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, (v) entry by Parent into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with respect to any Governmental Entity, (vi) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Parent, (vii) any issuance of capital stock of Parent, or (viii) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

3.10 Litigation. There are no claims, suits, actions or proceedings pending or to Parent’s knowledge, threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator.

3.11 Employee Benefit Plans. Except as may be contemplated by the Parent Plan (as defined in Section 5.1(a)), Parent does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Parent, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

3.12 Labor Matters. Parent is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent, nor does Parent know of any activities or proceedings of any labor union to organize any such employees.

3.13 Business Activities. Since its organization, Parent has not conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Parent Charter Documents, there is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or to which Parent is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent or the conduct of business by Parent as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Material Adverse Effect on Parent.

3.14 Title to Property. Parent does not own or lease any real property or Personal Property. Except as set forth in Schedule 3.14, there are no options or other contracts under which Parent has a right or obligation to acquire or lease any interest in real property or Personal Property.

3.15 Taxes. Except as set forth in Schedule 3.15 hereto:

(a) Parent has timely filed all Returns required to be filed by Parent with any Tax authority prior to the date hereof, except such Returns which are not material to Parent. All such Returns are true, correct and complete in all material respects. Parent has paid all Taxes shown to be due on such Returns.

(b) All Taxes that Parent is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Parent has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d) No audit or other examination of any Return of Parent by any Tax authority is presently in progress, nor has Parent been notified of any request for such an audit or other examination.

(e) No adjustment relating to any Returns filed by Parent has been proposed in writing, formally or informally, by any Tax authority to Parent or any representative thereof.

(f) Parent has no liability for any material unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

(g) Parent has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

3.16 Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) Parent has complied with all applicable Environmental Laws; (ii) Parent is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) Parent has not been associated with any release or threat of release of any Hazardous Substance; (iv) Parent has not received any notice, demand, letter, claim or request for information alleging that Parent may be in violation of or liable under any Environmental Law; and (v) Parent is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

3.17 Brokers. Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.18 Intellectual Property. Parent does not own, license or otherwise have any right, title or interest in any Intellectual Property or Registered Intellectual Property.

3.19 Agreements, Contracts and Commitments.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which either (a) creates or imposes a liability greater than $25,000, or (b) may not be cancelled by Parent on less than 30 days’ or less prior notice (“Parent Contracts”). All Parent Contracts are listed in Schedule 3.19 other than those that are exhibits to the Parent SEC Reports.

(b) Each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) and of all outstanding offers or proposals of Parent have been heretofore delivered to the Company.

(c) Neither Parent nor, to the knowledge of Parent, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each agreement, contract or commitment to which Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Parent.

3.20 Insurance. Except for directors’ and officers’ liability insurance, Parent does not maintain any Insurance Policies.

3.21 Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent. To Parent’s knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee, stockholder, officer or director of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent. To Parent’s knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

3.22 Indebtedness. Parent has no indebtedness for borrowed money.

3.23 Over-the-Counter Bulletin Board Quotation. Parent Common Stock is quoted on the Over-the-Counter Bulletin Board (“OTC BB”). There is no action or proceeding pending or, to Parent’s knowledge, threatened against Parent by Nasdaq or NASD, Inc. (“NASD”) with respect to any intention by such entities to prohibit or terminate the quotation of Parent Common Stock on the OTC BB.

3.24 Board Approval. The Board of Directors of Parent (including any required committee or subgroup of the Board of Directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of Parent’s net assets.

3.25 Trust Fund. As of the date hereof and at the Closing Date, Parent has and will have no less than $36,353,000 invested in United States Government securities in a trust account administered by Continental Stock Transfer and Trust Company (the “Trust Fund”), less such amounts, if any, as Parent is required to pay to stockholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s Charter Documents.

3.26 Governmental Filings. Except as set forth in Schedule 3.26, Parent has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by Parent of its business (as presently conducted) or used or held for use by Parent, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 3.26, will not expire prior to December 31, 2006, and Parent is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon Parent.

3.27 Representations and Warranties Complete. The representations and warranties of Parent included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

3.28 Survival of Representations and Warranties. The representations and warranties of Parent set forth in this Agreement shall survive until the Closing.

ARTICLE IV

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business by Company and Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and Parent shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement or set forth in Schedule 4.1 hereto, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and Parent shall not do any of the following:

(a) Waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(c) Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or Parent, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall the Company or Parent license on an exclusive basis or sell any Intellectual Property of the Company, or Parent as applicable;

(d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company and Parent, as applicable, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to agreements in effect on the date hereof;

(f) Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

(g) Amend its Charter Documents;

(h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent or the Company as applicable, to the extent that the aggregate consideration to be paid with respect thereto is in excess of $1,000,000, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

(i) Sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory in the ordinary course of business consistent with past practice, and (B) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

(j) Incur any indebtedness for borrowed money in excess of $1,000,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent or the Company, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

(k) Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

(l) Pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the Unaudited Financial Statements or in the most recent financial statements included in the Parent SEC Reports filed prior to the date of this Agreement, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which Parent is a party or of which Parent is a beneficiary, as applicable;

(m) Except in the ordinary course of business consistent with past practices, modify, amend or terminate any Material Company Contract or Parent Contract, as applicable, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(o) Except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $250,000 in any 12 month period;

(p) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” under Section 368(a) of the Code;

(q) Settle any litigation to which an Insider is a party or where the consideration given by the Company is other than monetary;

(r) Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

(s) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

(t) Make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

(u) Make or omit to take any action which would be reasonably anticipated to have a Material Adverse Effect;

(v) Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice; or

(w) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (v) above.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1 Proxy Statement; Special Meeting.

(a) As soon as is reasonably practicable after receipt by Parent from the Company of all financial and other information relating to the Company as Parent may reasonably request for its preparation, Parent shall prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, proxy materials for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of (i) the adoption of this Agreement and the approval of the Merger (“Parent Stockholder Approval”), (ii) the change of the name of Parent to a name selected mutually by Parent and the Company (the “Name Change Amendment”), (iii) an increase in the number of authorized shares of Parent Common Stock to 75,000,000 (the “Capitalization Amendment”), (iv) an amendment to remove the preamble and sections A through D, inclusive of Article Sixth from Parent’s Certificate of Incorporation from and after the Closing and to redesignate section E of Article Sixth as Article Sixth, and (v) the adoption of an Incentive Stock Option Plan (the “Parent Plan”) at a meeting of holders of Parent Common Stock to be called and held for such purpose (the “Special Meeting”). The Parent Plan shall provide that an aggregate of no less than 1,140,000 shares of Parent

Common Stock shall be reserved for issuance pursuant to the Parent Plan. Such proxy materials shall be in the form of a proxy statement to be used for the purpose of soliciting such proxies from holders of Parent Common Stock (the “Proxy Statement”). The Company shall furnish to Parent all information concerning the Company as Parent may reasonably request in connection with the preparation of the Proxy Statement. The Company and its counsel shall be given an opportunity to review and comment on the preliminary Proxy Statement prior to its filing with the SEC. Parent, with the assistance of the Company, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use reasonable best efforts to cause the Proxy Statement to be approved by the SEC as promptly as practicable. Parent shall also take any and all actions required to satisfy the requirements of the Securities Act and the Exchange Act. Prior to the Closing Date, Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued pursuant to the Merger to be registered or qualified under all applicable Blue Sky Laws of each of the states and territories of the United States in which it is believed, based on information furnished by the Company, holders of the Company Common Stock reside and in which such registration or qualification is required and to take any other such actions that may be necessary to enable the Parent Common Stock to be issued pursuant to the Merger in each such jurisdiction.

(b) As soon as practicable following the approval of the Proxy Statement by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Merger and the other matters presented to the stockholders of Parent for approval or adoption at the Special Meeting, including, without limitation, the matters described in Section 5.1(a).

(c) Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is first distributed to stockholders of Parent, and as of the date of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished by the Company for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to stockholders of Parent or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d) Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Merger, and shall otherwise use reasonable best efforts to obtain the Parent Stockholder Approval.

5.2 Directors and Officers of Parent After Merger. Parent shall take all necessary action so that the persons listed in Schedule 5.2 are elected to the positions of officers and directors of Parent, as set forth therein, to serve in such positions effective immediately after the Closing. The Stockholders and those stockholders of Parent stated to be parties thereto shall enter into a Voting Agreement in the form of Exhibit D on or before the Closing Date.

5.3 HSR Act. If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, Parent and the Company shall each prepare and file the notification required of it thereunder in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Parent and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the transactions contemplated by this Agreement, (b) give the other prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding or investigation by or before any Governmental Entity with respect to such transactions and (c) keep the other reasonably informed as to the status of any such action, suit, litigation, arbitration, proceeding or investigation. Filing fees with respect to the notifications required under the HSR Act shall be shared equally by Parent and the Company.

5.4 Other Actions.

(a) At least five (5) days prior to Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Merger in any report or form to be filed with the SEC (“Merger Form 8-K”), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, Parent and the Company shall prepare the press release announcing the consummation of the Merger hereunder (“Press Release”). Concurrently with the Closing, Parent shall file the Merger Form 8-K with the SEC and distribute the Press Release.

(b) The Company and Parent shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Merger and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party (including the respective independent accountants of the Company and Parent) and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated hereby. This obligation shall include, on the part of Parent, sending a termination letter to Continental Stock Transfer & Trust Company (“Continental”) in substantially the form of Exhibit A attached to the Investment Management Trust Agreement by and between Parent and Continental dated as of June 24, 2004. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and Parent shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

5.5 Required Information. In connection with the preparation of the Merger Form 8-K and Press Release, and for such other reasonable purposes, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders (including the directors of Parent and the Company to be elected effective as of the Closing pursuant to Section 5.2 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Merger, or any other statement, filing, notice or application made by or on behalf of the Company and Parent to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.6 Confidentiality; Access to Information.

(a) Confidentiality. Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article VIII hereof, each party (i) will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Merger contemplated hereby, and (ii) will use its reasonable best efforts to delete from its computer systems all documents and other material obtained from the other in connection with the Merger contemplated hereby.

(b) Access to Information.

(i) The Company will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of the Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.6 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(ii) Parent will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent during the period prior to the Closing to obtain all information concerning the business, including properties, results of operations and personnel of Parent, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.6 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(iii) Notwithstanding anything to the contrary contained herein, each party hereby agrees that, by proceeding with the Closing, he or it shall be conclusively deemed to have waived for all purposes hereunder any inaccuracy of representation or breach of warranty by another party that is actually known by him or it prior to the Closing, including knowledge obtained as a result of a supplement or amendment to a Disclosure Schedule (as hereinafter defined) pursuant to Section 5.14; provided that no such supplement or amendment shall preclude the Company or Parent from terminating this Agreement if the Disclosure Schedule, as so supplemented or amended, does not satisfy the provisions of Section 6.2(a) or Section 6.3(a), as the case may be.

5.7 Public Disclosure. From the date of this Agreement until Closing or termination, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the transactions governed by it, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the transaction without the prior consent of Parent (in the case of the Company and the Stockholders) or the Company (in the case of Parent), except as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other party and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors. Notwithstanding the foregoing, the parties hereto agree that Parent will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement with respect to which the Company may review and comment upon prior to filing and that any language included in such Current Report shall be deemed to have been approved by the Company.

5.8 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Parent and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Merger and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or the Company to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

5.9 Treatment as a Reorganization. Neither Parent nor the Company nor Stockholders shall take any action prior to or following the Merger that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

5.10 No Parent Common Stock Transactions. Each officer, director and Stockholder of the Company shall agree that it shall not, prior to December 31, 2007, sell, transfer or otherwise dispose of an interest in any of the shares of Parent Common Stock it receives as a result of the Merger other than as permitted pursuant to the Lock-Up Agreement in the form of Exhibit E hereto executed by such Person prior to or on the Closing Date.

5.11 Certain Claims.

(a) As additional consideration for the issuance of Parent Common Stock pursuant to this Agreement, each of the Stockholders hereby releases and forever discharges, effective as of the Closing Date, the Company and its directors, officers, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from such Stockholder’s (i) status as a holder of an equity interest in the Company; and (ii) employment, service, consulting or other similar agreement entered into with the Company prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations of Parent set forth in this Agreement.

(b) As additional consideration for the Stockholders to enter into this Agreement, the Company hereby releases and forever discharges, effective as of the Closing Date, each of the Stockholders from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from such Stockholder’s employment, service, consulting or other similar agreement entered into with the Company prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing.

5.12 No Securities Transactions. Neither the Company nor any Stockholder or any of their affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use its best efforts to require each of its officers, directors and employees to comply with the foregoing requirement.

5.13 No Claim Against Trust Fund. The Company and the Stockholders acknowledge that, if the transactions contemplated by this Agreement are not consummated by June 30, 2006, Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, the Company and the Stockholders hereby waive all rights against Parent to collect from the Trust Fund any moneys that may be owed to them by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (other than as a result of the Merger, pursuant to which the Company would have the right to collect the monies in the Trust Fund), and will not seek recourse against the Trust Fund for any reason whatsoever.

5.14 Disclosure of Certain Matters. Each of Parent and the Company will provide the other with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VI will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Company, or (e) would require any amendment or supplement to the Proxy Statement. The parties shall have the obligation to supplement or amend the Company Schedules and Parent Schedules (the “Disclosure Schedules”) being delivered concurrently with the execution of this Agreement and annexed hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to amend or supplement the Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 6.2(a), 6.3(a), 7.1(a)(i), 8.1(d) and 8.1(e), the representations and warranties of the parties shall be made with reference to the Disclosure Schedules as they exist at the time of execution of this Agreement, subject to such anticipated changes as are set forth in Schedule 4.1 or otherwise expressly contemplated by this Agreement or which are set forth in the Disclosure Schedules as they exist on the date of this Agreement.

5.15 Nasdaq Listing. Parent and the Company shall use their reasonable efforts to obtain the listing for trading on Nasdaq of the Parent Common Stock, the Units issued in Parent’s initial public offering and the class of warrants included in such Units. If such listing is not obtained by the Closing, the parties shall continue to use their best efforts after the Closing to obtain such listing.

5.16 Further Actions.

(a) The Company shall use its reasonable efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable Parent to fulfill its obligations hereunder.

(b) Parent shall use its reasonable efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable the Company and the Stockholders to fulfill their obligations hereunder.

5.17 No Solicitation.

(a) The Company will not, and will cause its Affiliates, employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than Parent and its designees) concerning any merger, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction.

(b) Parent will not, and will cause its employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than the Company and its designees) concerning any merger, purchase of ownership interests and/or assets, recapitalization or similar transaction.

5.18 Charter Protections; Directors’ and Officers’ Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of Parent as provided in the Charter Documents of Parent or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(b) For a period of six (6) years after the Closing Date, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Parent (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c) If Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent assume the obligations set forth in this Section 5.18.

(d) The provisions of this Section 5.18 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Parent for all periods ending on or before the Closing Date and may not be changed without the consent of Committee referred to in Section 2.13(a).

5.19 Insider Loans; Equity Ownership in Subsidiaries. Each Stockholder, at or prior to Closing, shall (i) repay to the Company any loan by the Company to such Stockholder and any other amount owed by the Stockholder to the Company; (ii) cause any guaranty or similar arrangement pursuant to which the Company has guaranteed the payment or performance of any obligations of such Stockholder to a third party to be terminated; and (iii) cease to own any direct equity interests in any Subsidiary of the Company or in any other Person that utilizes the name “Hill International.” The Company shall use its best efforts to enable the Stockholders to accomplish the foregoing.

ARTICLE VI

CONDITIONS TO THE TRANSACTION

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a) HSR Act; No Order. All specified waiting periods under the HSR Act shall have expired and no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, substantially on the terms contemplated by this Agreement.

(b) Stockholder Approval. The Parent Stockholder Approval, the Name Change Amendment and the Capitalization Amendment shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the laws of the State of Delaware and the Parent Charter Documents and an executed copy of an amendment to Parent’s Certificate of Incorporation reflecting the Name Change Amendment and the Capitalization Amendment shall have been filed with the Delaware Secretary of State to be effective as of the Closing.

(c) Parent Common Stock. Holders of twenty percent (20%) or more of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s Charter Documents.

(d) Stock Quotation or Listing. The Parent Common Stock at the Closing will be quoted on the OTC BB or listed for trading on Nasdaq, if the application for such listing is approved, and there will be no action or proceeding pending or threatened against Parent by the NASD to prohibit or terminate the quotation of Parent Common Stock on the OTC BB or the trading thereof on Nasdaq.

(e) Appraisal Rights. Holders of no more than five percent (5%) of the shares of any class of securities of the Company outstanding immediately before the Effective Time shall have taken action to exercise their appraisal rights pursuant to Section 262 of the DGCL.

6.2 Additional Conditions to Obligations of Company. The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties. Each representation and warranty of Parent contained in this Agreement that is qualified as to materiality shall have been true and correct (i) as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.14, and except as may be waived by the Company, on and as of the Closing Date with the same force and effect as if made on the Closing Date and each representation and warranty of Parent contained in this Agreement that is not qualified as to materiality shall have been true and correct (iii) as of the date of this Agreement and (iv) in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent (“Parent Closing Certificate”).

(b) Agreements and Covenants. Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Parent) does not, or will not, constitute a Material Adverse Effect with respect to Parent, and the Parent Closing Certificate shall include a provision to such effect.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely or otherwise encumber the title of the shares of Parent Common Stock to be issued by Parent in connection with the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents. Parent shall have obtained all consents, waivers and approvals required to be obtained by Parent in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Parent and the Parent Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect. No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

(f) SEC Compliance. Immediately prior to Closing, Parent shall be in compliance with the reporting requirements under the Exchange Act.

(g) Opinion of Counsel. The Company shall have received from Graubard Miller, counsel to Parent, an opinion of counsel in substantially the form of Exhibit F annexed hereto, with such changes as Graubard Miller reasonably deems appropriate.

(h) Other Deliveries. At or prior to Closing, Parent shall have delivered to the Company (i) copies of resolutions and actions taken by Parent’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

(i) Press Release. Parent shall have delivered the Press Release to the Company, in a form reasonably acceptable to the Company.

(j) Resignations. The persons listed in Schedule 6.2(j) shall have resigned from all of their positions and offices with Parent.

(k) Trust Fund. Parent shall have made appropriate arrangements to have the Trust Fund, which shall contain no less than the amount referred to in Section 3.25, dispersed to Parent immediately upon the Closing.

6.3 Additional Conditions to the Obligations of Parent. The obligations of Parent to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement that is qualified as to materiality shall have been true and correct (i) as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.14, and except as may be waived by Parent, on and as of the Closing Date with the same force and effect as if made on the Closing Date and each representation and warranty of the Company contained in this Agreement that is not qualified as to materiality shall have been true and correct (iii) as of the date of this Agreement and (iv) in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of Parent (“Company Closing Certificate”).

(b) Agreements and Covenants. The Company and the Stockholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Company) does not, or will not, constitute a Material Adverse Effect on the Company, and the Company Closing Certificate shall include a provision to such effect.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Parent to own, operate or control any of the assets and operations of the Surviving Corporation following the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents. The Company shall have obtained all consents, waivers, permits and approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and the Company Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

(f) Employment Agreements. Employment Agreements between the Company and, separately, Irvin Richter, David Richter and Stuart Richter in the forms of Exhibit G, Exhibit H and Exhibit I, respectively, shall be in full force and effect.

(g) Opinion of Counsel. Parent shall have received from McCarter & English, LLP, counsel to the Company, an opinion of counsel in substantially the form of Exhibit J annexed hereto, with such changes as McCarter & English, LLP, reasonably deems appropriate.

(h) Comfort Letters. Parent shall have received “comfort” letters in the customary form from BDO Seidman, LLP and Amper, Politziner & Mattia, P.C., dated the effective date of distribution of the Proxy Statement and the Closing Date (or such other date or dates reasonably acceptable to Parent) with respect to certain financial statements and other financial information included in the Proxy Statement.

(i) Voting and Lock-Up Agreements. The Voting Agreement in the form of Exhibit D and the Lock-Up Agreements in the form of Exhibit E shall be in full force and effect.

(j) Other Deliveries. At or prior to Closing, the Company shall have delivered to Parent: (i) copies of resolutions and actions taken by the Company’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by Parent and its counsel in order to consummate the transactions contemplated hereunder.

(k) Resignations. The persons listed in Schedule 6.3(k) shall have resigned from their positions and offices with the Company.

(l) Derivative Securities. There shall be outstanding no options, warrants or other derivative securities entitling the holders thereof to acquire shares of Company Common Stock or other securities of the Company.

(m) Insider Loans; Equity Ownership in Subsidiaries. All outstanding loans to Insiders from the Company shall have been repaid in full; all outstanding guaranties and similar arrangements pursuant to which the Company has guaranteed the payment or performance of any obligations of any Insider to a third party shall have been terminated; and (iii) no Insider shall own any direct equity interests in any Subsidiary of the Company or in any other Person that utilizes in its name “Hill International.”

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification of Parent.

(a) Subject to the terms and conditions of this Article VII (including without limitation the limitations set forth in Section 7.4), Parent, the Company and their respective representatives, successors and permitted assigns (the “Parent Indemnitees”) shall be indemnified, defended and held harmless from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from:

(i) subject to the provisions of Section 5.6(b)(iii), the inaccuracy or breach of any representation or warranty of Company contained in or made pursuant to this Agreement, any Schedule or any certificate delivered by the Company to Parent pursuant to this Agreement with respect hereto or thereto in connection with the Closing;

(ii) the non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement;

(iii) the matters identified with an asterisk in Schedule 2.10 of the Company Schedule to the extent not reserved for on the interim balance sheet included in the Unaudited Financial Statements;

(iv) the matters referred to in Schedule 2.15 of the Company Schedule;

(v) the failure of the Company to maintain Workers’ Compensation Insurance in the Commonwealth of Puerto Rico; or

(vi) the failure to get consent of a contracting party to either of the agreements listed on Schedule 2.5 if such consent is required to (A) allow the continuation of such agreement following the Merger on the same terms as existed immediately prior to the Merger and/or (B) waive the right of any contracting party thereto to terminate such agreement as a result of the Merger.

(b) As used in this Article VII, the term “Losses” shall include all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid. Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which Parent Indemnitee may be entitled to indemnification pursuant to Article VII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as “material,” “materially,” or “Material Adverse Effect” shall be deemed made or given without such qualification and without giving effect to such words. Notwithstanding the foregoing, “Losses” arising from the matters described in Section 7.1(a)(iii) above shall be limited to the amount of any actual judgment or settlement in excess of reserves provided for in the Unaudited Financial Statements and shall not include costs, expenses or legal fees incurred in connection with such matters by the Company or, following the Merger, the Surviving Company (but would include any of the legal fees of other parties ordered or agreed to be paid in such judgment or settlement).

7.2 Indemnification of Third Party Claims. The indemnification obligations and liabilities under this Article VII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against Parent by a Person other than the Company (a “Third Party Claim”) shall be subject to the following terms and conditions:

(a) Notice of Claim. Parent, acting through the Committee, will give the Representative prompt written notice after receiving written notice of any Third Party Claim or discovering the liability, obligation or facts giving rise to such Third Party Claim (a “Notice of Claim”) which Notice of Third Party Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Representative shall be entitled to participate in the defense of Third Party Claim at its expense.

(b) Defense. The Representative shall have the right, at its option (subject to the limitations set forth in subsection 7.2(c) below) and at its own expense, by written notice to Parent, to assume the entire control of, subject to the right of Parent to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given, and shall be entitled to appoint a recognized and reputable counsel reasonably acceptable to Parent to be the lead counsel in connection with such defense. If the Representative is permitted and elects to assume the defense of a Third Party Claim:

(i) the Representative shall diligently and in good faith defend such Third Party Claim and shall keep Parent reasonably informed of the status of such defense; provided, however, that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, Parent shall have the right to approve the settlement, which approval will not be unreasonably withheld or delayed; and

(ii) Parent shall cooperate fully in all respects with the Representative in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Parent shall make available to the Representative all pertinent information and documents under its control.

(c) Limitations of Right to Assume Defense. The Representative shall not be entitled to assume control of such defense if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) the Third Party Claim seeks an injunction or equitable relief against Parent; or (iii) there is a reasonable probability that a Third Party Claim may materially and adversely affect Parent other than as a result of money damages or other money payments.

(d) Other Limitations. Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not constitute a defense (in whole or in part) to any Third Party Claim by Parent against the Representative and shall not affect the Representative’s duty or obligations under this Article VII, except to the extent (and only to the extent that) such failure shall have adversely affected the ability of the Representative to defend against or reduce its liability or caused or increased such liability or otherwise caused the damages for which the Representative is obligated to be greater than such damages would have been had Parent given the Representative prompt notice hereunder. So long as the Representative is defending any such action actively and in good faith, Parent shall not settle such action. Parent shall make available to the Representative all relevant records and other relevant materials required by them and in the possession or under the control of Parent, for the use of the Representative and its representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.

(e) Failure to Defend. If the Representative, promptly after receiving a Notice of Claim, fails to defend such Third Party Claim actively and in good faith, Parent will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Representative shall have the right to approve any settlement, which approval will not be unreasonably withheld or delayed.

(f) Parent’s Rights. Anything in this Section 7.3 to the contrary notwithstanding, the Representative shall not, without the written consent of Parent, settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Parent of a full and unconditional release from all liability and obligation in respect of such action without any payment by Parent.

(g) Representative Consent. Unless the Representative has consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement

7.3 Insurance Effect. To the extent that any Losses that are subject to indemnification pursuant to this Article VII are covered by insurance, Parent shall use commercially reasonable efforts to obtain the maximum recovery under such insurance; provided that Parent shall nevertheless be entitled to bring a claim for indemnification under this Article VII in respect of such Losses and the time limitations set forth in Section 7.4 hereof for bringing a claim of indemnification under this Agreement shall be tolled during the pendency of such insurance claim. The existence of a claim by Parent for monies from an insurer or against a third party in respect of any Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by the Representative. If Parent has received the payment required by this Agreement from the Representative in respect of any Loss and later receives proceeds from insurance or other amounts in respect of such Loss, then it shall hold such proceeds or other amounts in trust for the benefit of the Representative and shall pay to the Representative, as promptly as practicable after receipt, a sum equal to the amount of such proceeds or other amount received, up to the aggregate amount of any payments received from the Representative pursuant to this Agreement in respect of such Loss. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated.

7.4 Limitations on Indemnification.

(a) Survival: Time Limitation. The representations, warranties, covenants and agreements in this Agreement or in any writing required to be delivered by the Company to Parent in connection with this Agreement (including the certificate required to be delivered by the Company pursuant to Section 6.3(a)) shall survive the Closing for the period that ends on the Escrow Termination Date (the “Survival Period”) except that the representations and warranties contained in Section 2.15 shall survive the Closing for the period that ends on December 31, 2010 (the “Tax Survival Period”).

(b) Any claim made by a party hereunder for breach of a representation or warranty prior to the termination of the Survival Period shall be preserved despite the subsequent termination of the Survival Period and any claim set forth in a Notice of Claim sent prior to the expiration of the Survival Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, no claim for indemnification under this Article VII shall be brought after the end of the Survival Period or the Tax Survival Period, as the case may be.

(c) Deductible. No amount shall be payable under Article VII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $500,000 (the “Deductible”), in which event the amount payable shall only be the amount in excess of the amount of the Deductible, and, subject to the limitations set forth in Section 7.5(c), all future amounts that become payable under Section 7.1 from time to time thereafter. Notwithstanding the foregoing, the Deductible shall not apply to Losses that arise out of a Tax Indemnification Claim or an indemnification claim made pursuant to Section 7.1(a)(iii) or Section 7.1(a)(v), all of which shall be indemnifiable as to all Losses that so arise from the first dollar thereof.

(d) Aggregate Amount Limitation. The aggregate liability for Losses pursuant to Section 7.1 shall not in any event exceed the Escrow Shares and Parent shall have no claim against the Company’s stockholders other than for the Escrow Shares (and any proceeds of the shares or distributions with respect to the Escrow Shares).

7.5 Exclusive Remedy. Parent hereby acknowledges and agrees that, from and after the Closing, its sole remedy with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VII. Notwithstanding any of the foregoing, nothing contained in this Article VII shall in any way impair, modify or otherwise limit Parent’s or Company’s right to bring any claim, demand or suit against the other party based upon such other party’s actual fraud or intentional or willful misrepresentation or omission, it being understood that a mere breach of a representation and warranty, without intentional or willful misrepresentation or omission, does not constitute fraud.

7.6 Adjustment to Merger Consideration. Amounts paid for indemnification under Article VII shall be deemed to be an adjustment to the value of the shares of Parent Common Stock issued by Parent as a result of the Merger, except as otherwise required by Law.

7.7 Representative Capacities; Application of Escrow Shares. The parties acknowledge that the Representative’s obligations under this Article VII are solely as a representative of the Company’s stockholders in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify Parent under this Article VII and that the Representative shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to Parent as a result of such indemnification obligations shall be made solely from, and to the extent of, the Escrow Shares. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne in the first instance by Parent, which may make a claim for reimbursement thereof against the Escrow Shares upon the claim with respect to which such expenses are incurred becoming an Established Claim (as defined in the Escrow Agreement). The parties further acknowledge that all actions to be taken by Parent pursuant to this Article VII shall be taken on its behalf by the Committee in accordance with the provisions of the Escrow Agreement. The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Shares to satisfy any claim for indemnification pursuant to this Article VII. The Escrow Agent will hold the remaining portion of the Escrow Shares until final resolution of all claims for indemnification or disputes relating thereto. Notwithstanding anything to the contrary in this Agreement or the Escrow Agreement, all Escrow Shares remaining in escrow on December 31, 2010 shall be released and delivered to the Persons entitled to them on the following business day.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of Parent and the Company at any time;

(b) by either Parent or the Company if the Merger shall not have been consummated by June 30, 2006 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c) by either Parent or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

(d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Parent is curable by Parent prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30)-day period);

(e) by Parent, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company prior to the Closing Date, then Parent may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30)-day period); or

(f) by either Parent or the Company, if, at the Special Meeting (including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock required under Parent’s certificate of incorporation, or the holders of 20% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Special Meeting exercise their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent’s certificate of incorporation.

8.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Merger shall be abandoned, except for and subject to the following: (i) Sections 5.6, 5.13, 8.2 and 8.3 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement, including a breach by a party electing to terminate this Agreement pursuant to Section 8.1(b) caused by the action or failure to act of such party constituting a principal cause of or resulting in the failure of the Merger to occur on or before the date stated therein.

8.3 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated.

ARTICLE IX

DEFINED TERMS

Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“AAA”	Section 10.12
“Acquisition Proposal”	Section 5.17
“Affiliate”	Section 10.2(f)
“Agreement”	Section 1.2
“Approvals”	Section 2.1(a)
“Audited Financial Statements”	Section 2.7(a)
“Base Shares”	Section 1.5(b)
“Basic Indemnity Shares”	Section 1.11

“Blue Sky Laws”	Section 1.16(c)
“Capitalization Amendment”	Section 5.1(a)
“Certificate of Merger”	Section 1.2
“Charter Documents”	Section 2.1(a)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Code”	Recital C
“Company”	Heading
“Company Certificates”	Section 1.5(b)
“Company Closing Certificate”	Section 6.3(a)
“Company Common Stock”	Section 1.5(a)
“Company Contracts”	Section 2.19(a)
“Company Intellectual Property”	Section 2.18
“Company Preferred Stock”	Section 2.3(a)
“Company Products”	Section 2.18
“Company Registered Intellectual Property”	Section 2.18
“Company Schedule”	Article II Preamble
“Company Stock Options”	Section 2.3(a)
“Continental”	Section 5.4(b)
“Corporate Records”	Section 2.1(c)
“DGCL”	Recital A
“Deductible”	Section 7.4(c)
“Disclosure Schedules”	Section 5.14
“Dissenter”	Section 1.17(a)
“Dissenting Shares”	Section 1.17(b)
“EBIT”	Section 1.18(b)
“EBIT Shares”	Section 1.18(a)
“EBIT Target”	Section 1.18(c)
“Effect of the Merger”	Section 1.3
“Effective Time”	Section 1.2
“Environmental Law”	Section 2.16(b)
“Escrow Agreement”	Section 1.11
“Escrow Termination Date”	Section 1.11
“Escrow Shares”	Section 1.11
“Exchange Act”	Section 1.11
“Governmental Action/Filing”	Section 2.21
“Governmental Entity”	Section 1.13(c)
“Hazardous Substance”	Section 2.16(c)
“HSR Act”	Section 2.5(b)
“Insider”	Section 2.19(a)(i)
“Insurance Policies”	Section 2.20
“Intellectual Property”	Section 2.18
“Knowledge”	Section 10.2(d)
“Legal Requirements”	Section 10.2(b)
“Lien”	Section 10.2(e)
“Losses”	Section 7.1(b)

“Material Adverse Effect”	Section 10.2(a)
“Material Company Contracts”	Section 2.19(a)
“Merger”	Section 1.1
“Merger Form 8-K”	Section 5.4(a)
“Name Change Amendment”	Section 5.1(a)
“NASD”	Section 3.23
“Notice of Claim”	Section 7.2(a)
“OTC BB”	Section 3.23
“Outstanding Company Stock Number”	Section 1.5(a)
“Parent”	Heading
“Parent Closing Certificate”	Section 6.2(a)
“Parent Common Stock”	Section 1.5(a)
“Parent Contracts”	Section 3.19(a)
“Parent Convertible Securities”	Section 3.3(a)
“Parent Indemnitees”	Section 7.1
“Parent Plan”	Section 5.1(a)
“Parent Preferred Stock”	Section 3.3(a)
“Parent SEC Reports”	Section 3.7(a)
“Parent Schedule”	Article III Preamble
“Parent Stock Options”	Section 3.3(a)
“Parent Stockholder Approval”	Section 5.1(a)
“Parent Warrants”	Section 3.3(a)
“Patents”	Section 2.18
“Person”	Section 10.2(c)
“Plans”	Section 2.11(a)
“Press Release”	Section 5.4(a)
“Proxy Statement”	Section 5.1(a)
“Registered Intellectual Property”	Section 2.18
“Representative”	Section 1.11
“Returns”	Section 2.15(b)(i)
“Securities Act”	Section 1.13(c)
“Special Meeting”	Section 5.1(a)
“Stockholder/Stockholders”	Heading
“Subsidiary/Subsidiaries”	Section 2.2
“Survival Period”	Section 7.4(a)
“Surviving Corporation”	Section 1.1
“Tax/Taxes”	Section 2.15(a)
“Tax Escrow Termination Date”	Section 1.11
“Tax Indemnification Claim”	Section 1.11
“Tax Indemnity Shares”	Section 1.11
“Third Party Claim”	Section 7.2
“Trademarks”	Section 2.18
“Trust Fund”	Section 3.25
“U.S. GAAP”	Section 2.7(a)
“Unaudited Financial Statements”	Section 2.7(b)

ARTICLE X

GENERAL PROVISIONS

10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to Parent, to:

Arpeggio Acquisition Corporation

10 East 53rd Street, 35th Floor

New York, New York 10022

Attention: Eric Rosenfeld

Telephone: 212-319-7676

Telecopy:   212-319-0760

with a copy to:

David Alan Miller, Esq.

Graubard Miller

405 Lexington Avenue

New York, New York 10174-1901

Telephone: 212-818-8661

Telecopy:   212-818-8881

if to the Company or Stockholders, to:

Hill International, Inc.

303 Lippincott Centre

Marlton, New Jersey 08053

Attention:  Irvin E. Richter and

                  David L. Richter

Telephone: 856-810-6200

Telecopy:   856-810-9407

with a copy to:

McCarter & English, LLP

245 Park Avenue, 27th Floor

New York, New York 10167

Attention: Peter S. Twombly, Esq.

Telephone: 212-609-6811

Telecopy:   212-935-1773

10.2 Interpretation. When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity. For purposes of this Agreement:

(a) the term “Material Adverse Effect” when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (ii) changes in general national or regional economic conditions, or (iii) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell;

(b) the term “Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and all requirements set forth in applicable Company Contracts or Parent Contracts;

(c) the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(d) the term “knowledge” means actual knowledge or awareness as to a specified fact or event of a Person that is an individual or of an executive officer or director of a Person that is a corporation or of a Person in a similar capacity of an entity other than a corporation;

(e) the term “Lien” means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest);

(f) the term “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and

(g) all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

10.3 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

10.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between Parent and the Company dated November 16, 2005 is hereby terminated in its entirety and shall be of no further force and effect; and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

10.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.6 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

10.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.9 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.10 Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

10.11 Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

10.12 Arbitration. Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration. Notice of a demand to arbitrate a dispute by either party shall be given in writing to the other at their last known address. Arbitration shall be commenced by the filing by a party of an arbitration demand with the American Arbitration Association (“AAA”) in its office in New York City, New York. The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules. The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. The arbitration shall be conducted in New York City or such other place as the parties shall agree. The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator. In the event that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then either party is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other pending the completion of the arbitration in a court having jurisdiction over the parties. Each party hereby consents to the exclusive jurisdiction of the federal and state courts located in the State of New York, New York County, for such purpose. All rights and remedies of the parties shall be cumulative and in addition to any other rights and remedies obtainable from arbitration.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ARPEGGIO ACQUISITION CORPORATION

By:	/s/ Eric Rosenfeld
Eric Rosenfeld, Chairman, CEO and President

HILL INTERNATIONAL, INC.

By:	/s/ Irvin E. Richter
Irvin E. Richter, Chairman and CEO

STOCKHOLDERS:

/s/ Irvin E. Richter
Irvin E. Richter

/s/ David L. Richter
David L. Richter

/s/ Brady H. Richter
Brady H. Richter

INDEX OF EXHIBITS AND SCHEDULES

Exhibits
Exhibit A	-	Certificate of Incorporation of Parent

Exhibit B	-	By-Laws of Parent

Exhibit C	-	Form of Escrow Agreement

Exhibit D	-	Form of Voting Agreement

Exhibit E	-	Form of Lock-Up Agreement

Exhibit F	-	Form of Opinion of Graubard Miller

Exhibit G	-	Form of Employment Agreement for Irvin Richter

Exhibit H	-	Form of Employment Agreement for David Richter

Exhibit I	-	Form of Employment Agreement for Stuart Richter

Exhibit J	-	Form of Opinion of McCarter & English, LLP

Schedules

Schedule 1.12	-	Affiliates of the Company
Schedule 2	-	Company Schedule
Schedule 3	-	Parent Schedule
Schedule 4.1	-	Permitted Parent and Company Actions
Schedule 5.2	-	Directors and Officers of Parent
Schedule 6.2(j)	-	Parent Resignations
Schedule 6.3(k)	-	Company Resignations

SCHEDULE 1.12

RULE 145 AFFILIATES OF THE COMPANY

Directors

Irvin E. Richter

David L. Richter

Brady H. Richter

Officers

Irvin E. Richter	Chairman and Chief Executive Officer
David L. Richter	President and Chief Operating Officer
Frederic Z. Samelian	President, Construction Claims Group
Raouf S. Ghali	President, Project Management Group (International)
Renny Borhan	Senior Vice President
Gail P. Charles	Senior Vice President
Ronald F. Emma	Senior Vice President
Frank J. Giunta	Senior Vice President
Michael V. Griffin	Senior Vice President
Peter F. Nassab	Senior Vice President
James W. Palmer	Senior Vice President & Director, Transportation Group
D. Clarke Pile	Senior Vice President
Alann M. Ramirez	Senior Vice President
Stuart S. Richter	Senior Vice President
Abdo Kardous	Senior Vice President

The inclusion of any Officer on this list is not an admission that such Officer is in fact an “Affiliate” for the purposes of Rule 145 promulgated under the Securities Act.

Stockholders

Name	Shares Owned	Percent
Irvin E. Richter	4,000,000	66.7%
David L. Richter	1,000,000	16.7%
Brady H. Richter	1,000,000	16.7%

SCHEDULE 2

COMPANY SCHEDULE

(Information Furnished Separately)

Schedule 2.1	-	Organization and Qualification

Schedule 2.2	-	Subsidiaries

Schedule 2.3	-	Capitalization

Schedule 2.5	-	Required Consents

Schedule 2.6	-	Compliance

Schedule 2.7	-	Financial Statements

Schedule 2.8	-	No Undisclosed Liabilities

Schedule 2.9	-	Absence of Certain Changes or Events

Schedule 2.10	-	Litigation

Schedule 2.11	-	Employee Benefit Plans

Schedule 2.13	-	Restrictions on Business Activities

Schedule 2.14	-	Title to Property

Schedule 2.15	-	Taxes

Schedule 2.16	-	Environmental Matters

Schedule 2.17	-	Brokers; Third Party Expenses

Schedule 2.18	-	Intellectual Property

Schedule 2.19	-	Agreements, Contracts and Commitments

Schedule 2.20	-	Insurance

Schedule 2.21	-	Governmental Actions/Filings

Schedule 2.22	-	Interested Party Transactions

SCHEDULE 3

PARENT SCHEDULE

(Information Furnished Separately)

Schedule 3.3	-	Capitalization

Schedule 3.14	-	Title to Property

Schedule 3.15	-	Taxes

Schedule 3.19	-	Agreements, Contracts and Commitments

Schedule 3.26	-	Governmental Filings

SCHEDULE 4.1

COMPANY AND PARENT PERMITTED ACTIONS

Company Permitted Actions:

4.1(h)	The acquisition of Pickavance Consulting Ltd.

4.1(j)	The refinancing, including any increase of the credit line, with Merrill Lynch, or any other lender.

Parent Permitted Actions:

None

SCHEDULE 5.2

DIRECTORS AND OFFICERS OF PARENT

Directors

Irvin E. Richter

David L. Richter

Eric Rosenfeld

Arnaud Ajdler

Three persons to be designated pursuant to Voting Agreement

Officers (Senior Vice President and Above)

Irvin E. Richter	Chairman and Chief Executive Officer
David L. Richter	President and Chief Operating Officer
Frederic Z. Samelian	President, Construction Claims Group
Raouf S. Ghali	President, Project Management Group (International)
Renny Borhan	Senior Vice President
Gail P. Charles	Senior Vice President
Ronald F. Emma	Senior Vice President
Frank J. Giunta	Senior Vice President
Michael V. Griffin	Senior Vice President
John W. Herzog	Senior Vice President
Richard W. Lamb	Senior Vice President
Peter F. Nassab	Senior Vice President
James W. Palmer	Senior Vice President & Director, Transportation Group
D. Clarke Pile	Senior Vice President
Alann M. Ramirez	Senior Vice President
Stuart S. Richter	Senior Vice President
William H. Dengler, Jr.	Vice President, General Counsel and Secretary
Erin E. Leschak	Assistant Secretary

SCHEDULE 6.2(j)

PARENT RESIGNATIONS

All directors of Parent shall resign as directors of Parent effective as of the Closing Date other than those designated to be directors pursuant to the Voting Agreement.

All Persons who are officers of Parent immediately prior to the Closing Date shall resign from their officer positions effective as of the Closing Date.

SCHEDULE 6.3(k)

COMPANY RESIGNATIONS

Brady H. Richter shall resign as a director of the Company effective as of the Closing Date.

ANNEX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ARPEGGIO ACQUISITION CORPORATION

Pursuant to Section 245 of the

Delaware General Corporation Law

Arpeggio Acquisition Corporation, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chairman, Chief Executive Officer and President, hereby certifies as follows:

1. The name of the Corporation is “Arpeggio Acquisition Corporation.”

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 2, 2004.

3. This Amended Restated Certificate of Incorporation restates, integrates and amends the Certificate of Incorporation of the Corporation.

4. This Amended and Restated Certificate of Incorporation was duly adopted by the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (“GCL”).

5. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is “Hill International, Inc.” (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located at 9 East Loockerman Street, Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 76,000,000 of which 75,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The name and mailing address of the sole incorporator of the Corporation are as follows:

Name	Address
Jeffrey M. Gallant	Graubard Miller
The Chrysler Building
405 Lexington Avenue, 19th Floor
New York, NY 10174

SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s third Annual Meeting of Stockholders. The Class C director shall then elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

EIGHTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Eric Rosenfeld, its Chairman, Chief Executive Officer and President, as of this __ day of ________, 2006.

Name:	Eric Rosenfeld
Title:	Chairman, Chief Executive Officer and President

ANNEX C

ARPEGGIO ACQUISITION CORPORATION

2006 EMPLOYEE STOCK OPTION PLAN

Section 1. Purpose

The purpose of the Arpeggio Acquisition Corporation 2006 Employee Stock Option Plan (the “Plan”) is to enable Arpeggio Acquisition Corporation (the “Company”) to attract, retain, motivate and provide additional incentive to certain directors, officers, employees, consultants and advisors, whose contributions are essential to the growth and success of the Company, by enabling them to participate in the long-term growth of the Company through stock ownership.

Section 2. Definitions

As used in the Plan:

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Cause” means the termination of a Participant’s employment, consulting or advisory relationship with the Company or the termination of a Participant’s membership on the Board because of the occurrence of any of the following events:

(i) the Participant materially breaches any of his obligations as an employee or director of the Company;

(ii) the Participant conducts his duties with respect to the Company in a manner that is improper or negligent; or

(iii) the Participant fails to perform his obligations faithfully as provided in any employment agreement executed between the Company and the Participant, engages in habitual drunkenness, drug abuse, or commits a felony, fraud or willful misconduct which has resulted, or is likely to result, in material damage to the Company, or as the Board in its sole discretion may determine.

“Committee” means the Compensation Committee of the Board (or any successor committee of the Board) or such other committee that is responsible for making recommendations to the Board (or for exercising authority delegated to it by the Board pursuant to Section 3 of the Plan, if any) with respect to the grant and terms of Options under the Plan; provided, however, that (i) with respect to Options to any employees who are officers of the Company or members of the Board for purposes of Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act, or any successor rule, (ii) with respect to Options to any employees who are officers of the Company or members of the Board for purposes of Section 16 and who are intended to satisfy the requirements for “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto, Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code, and (iii) with respect to all Options, the Committee shall be comprised of “independent” directors.

“Company” means Arpeggio Acquisition Corporation, a Delaware corporation, and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to such corporations.

“Common Stock” or “Stock” means the common stock, $0.0001 par value per share, of the Company.

“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value”, with respect to Common Stock, shall be determined as follows:

(i)	If the Common Stock is at the time listed on any stock exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange or the Nasdaq Market determined by the Board to be the primary market for the Common Stock, as such price is officially reported on such exchange or market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)	If the Common Stock is at the time traded on the Over-The-Counter Bulletin Board (“OTCBB”), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is quoted on the OTCBB or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)	If the Common Stock is not listed or traded on any stock exchange or Nasdaq System or the OTCBB, the Fair Market Value shall be determined by the Board in good faith and in the manner established by the Board from time to time using a reasonable valuation method.

“Incentive Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under the Plan which is designated as such or is otherwise intended to meet the requirements of Section 422 of the Code or any successor provision.

“Non-Employee Director” means a member of the Board who is not an employee of the Company.

“Non-Qualified Stock Option” means an option to purchase shares of Common Stock granted to a Participant under the Plan which is designated as such or is otherwise not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means an eligible person selected by the Board to receive an Option under the Plan.

“Plan” means the Arpeggio Acquisition Corporation 2006 Employee Stock Option Plan.

“Retirement” means termination of employment in accordance with the retirement provisions of any retirement plan maintained by the Company.

Section 3. Administration

(a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan including, without limitation, the provisions governing participation in the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted and to determine the terms and conditions of any Option granted hereunder. Subject to paragraph (d) of this Section 3, the Board may solicit the recommendations of the Committee with respect to any of the foregoing, but shall not be bound to follow any such recommendations.

(b) Subject to the provisions of this Plan, the Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board’s decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

(c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Board shall keep minutes of its actions under the Plan.

(d) The Board shall have the authority to delegate all or any portion of the authority granted to it (consistent with applicable law) under this Section 3 or elsewhere under the Plan to the Committee. If such authority is so delegated by Board, the Committee shall have such rights and authority to make determinations and administer the Plan as are specified in the delegation of authority. To the extent that the Board delegates its authority as provided by this Section 3(d), all references in the Plan to the Board’s authority to grant Options and make determinations with respect thereto shall be deemed to include the Committee.

Section 4. Eligibility

All officers, employees, consultants and advisors of the Company who are from time to time responsible for the management, growth and protection of the business of the Company, and all directors of the Company, shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to key employees while actually employed by the Company. Non-Employee Directors, consultants and advisors shall not be entitled to receive Incentive Stock Options under the Plan.

Section 5. Shares of Stock Available for Options

(a) Options may be granted under the Plan for up to 1,140,000 shares of Common Stock. If any Option in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for grant under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized and unissued shares, shares purchased in the open market or otherwise, treasury shares, or any combination thereof, as the Board may from time to time determine.

(b) In the event that the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, stock split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted under the Plan to Participants, the Board shall have the right to adjust equitably any or all of (i) the number of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that the number of shares subject to any Option shall always be a whole number.

Section 6. Incentive Stock Options

(a) Subject to Federal statutes then applicable and the provisions of the Plan, the Board may grant Incentive Stock Options and determine the number of shares to be covered by each such Option, the option price therefor, the term of such Option, the vesting schedule of such Option, and the other conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and shall comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Board under the Plan be so exercised, so as to disqualify, without the consent of the Participant, any Incentive Stock Option granted under the Plan pursuant to Section 422 of the Code. The foregoing notwithstanding, any Option that fails to be an ISO shall remain outstanding according to its terms and shall be treated by the Company as a Non-Qualified Stock Option.

(b) The option price per share of Common Stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. If the Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, the option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

(c) No Incentive Stock Option shall be exercisable more than ten (10) years after the date such option is granted. If a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company and an Incentive Stock Option is granted to such Participant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

(d) Unless otherwise determined by the Board at the time of grant, in the event a Participant’s employment terminates by reason of Retirement or Disability, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Incentive Stock Option or within three (3) months in the case of Retirement and twelve (12) months in case of Disability (or such shorter period as the Board shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter.

(e) Unless otherwise determined by the Board at the time of grant, in the event a Participant’s employment is terminated by reason of death, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised by the Participant’s legal representative at any time prior to the expiration date of the term of the Incentive Stock Option or within twelve (12) months (or such shorter period as the Board shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter.

(f) Unless otherwise determined by the Board at or after the time of grant, in the event a Participant’s employment shall terminate for Cause, any Incentive Stock Option granted to such Participant which is then outstanding shall be canceled and shall terminate.

(g) Unless otherwise determined by the Board at or after the time of grant, in the event the a Participant’s employment shall terminate for any reason other than death, Disability, Retirement or Cause, any Incentive Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such option or within three (3) months (or such shorter period as the Board shall determine at the time of grant) following Participant’s termination of employment, whichever period is shorter.

(h) The aggregate Fair Market Value of Common Shares first becoming subject to exercise as an Incentive Stock Option by a Participant during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Such aggregate Fair Market Value shall be determined as of the date such Option is granted.

Section 7. Non-Qualified Stock Options

(a) Subject to the provisions of the Plan, the Board may grant Non-Qualified Stock Options and determine the number of shares to be covered by each such Option, the option price therefor, the term of such Option, the vesting schedule and the other conditions and limitations applicable to the exercise of the Non-Qualified Stock Options.

(b) The option price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be the price determined by the Board, which may be less than, equal to or greater than the Fair Market Value of the Common Stock on the date of grant.

(c) No Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date such option is granted.

(d) Unless otherwise determined by the Board at the time of grant, in the event a Participant’s employment by the Company or membership on the Board terminates by reason of Retirement or Disability, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Non-Qualified Stock Option or within three (3) months in the case of Retirement and twelve (12) months in case of Disability (or such shorter period as the Board shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter.

(e) Unless otherwise determined by the Board at the time of grant, in the event a Participant’s employment by the Company or membership on the Board is terminated by reason of death, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised by the Participant’s legal representative at any time prior to the expiration date of the term of the Non-Qualified Stock Option or within twelve (12) months (or such shorter period as the Board shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter.

(f) Unless otherwise determined by the Board at or after the time of grant, in the event a Participant’s employment by the Company or membership on the Board shall terminate for Cause, any Non-Qualified Stock Option granted to such Participant which is then outstanding shall be canceled and shall terminate.

(g) Unless otherwise determined by the Board at or after the time of grant, in the event a Participant’s employment by the Company or membership on the Board shall terminate for any reason other than death, Disability, Retirement or Cause, any Non-Qualified Stock Option granted to such Participant which is then outstanding may be exercised at any time prior to the expiration of the term of such Option or within three (3) months (or such shorter period as the Board shall determine at the time of grant) following Participant’s termination, whichever period is shorter.

Section 8. General Provisions Applicable to Options

(a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c) The Board shall determine whether Options are settled in whole or in part in cash, Common Stock, other securities of the Company, or other property, and may, in its discretion, permit “cashless exercises” pursuant to such procedures as may be established by the Board.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Board at or after the grant of the Option, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Board may in its sole discretion determine.

(e) No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s duly appointed guardian or personal representative.

(f) The Board may at any time accelerate the exercisability of all or any portion of any Option.

(g) The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board’s sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

(i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

For purposes of the Plan, employees of a subsidiary of the Company shall be deemed to have terminated their employment on the date on which such subsidiary ceases to be a subsidiary of the Company.

(i) The Board may amend, modify or terminate any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Non-Qualified Stock Option, provided that the Participant’s consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 9. Miscellaneous

(a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

(b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

(c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

(d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

(e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes willful misconduct.

(f) The Plan shall be effective as of the date that the shareholders of the Company approve the Plan.

(g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

(h) Options may not be granted under the Plan after             , 2016, but then-outstanding Options may exercised in accordance with their terms after such date.

(i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Delaware.

(j) Options may be granted to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board may also impose conditions on the exercise or vesting of Options in order to minimize the Company’s obligation with respect to tax equalization for employees on assignments outside their home country.

ANNEX D

Capitalink, L.C.
One Alhambra Plaza Suite 1410 Coral Gables, Florida 33134
Phone 305-446-2026 Fax 305-446-2926 www.capitalinklc.com

December 4, 2005

The Board of Directors

Arpeggio Acquisition Corporation

10 E. 53rd Street, 36th floor

New York, NY 10022

Gentlemen:

We have been advised that, pursuant to the Draft Agreement and Plan of Merger dated December 1, 2005 (the “Merger Agreement”), by and among Arpeggio Acquisition Corporation (the “Company”), Hill International, Inc. (“Hill”) and certain stockholders of Hill, the holders of securities of Hill outstanding immediately before the merger will receive in exchange for such securities, an aggregate of 14,500,000 shares of the Company’s common stock (the “Initial Consideration”) and, based on the achievement of certain earnings before interest and taxes targets, further issuances of up to 6,600,000 shares of the Company’s common stock (the “Earnout Consideration”, collectively the Initial Consideration and the Earnout Consideration is hereinafter defined as the “Merger Consideration”). The transaction described above is hereinafter, the “Merger”.

We have been retained to render an opinion as to whether, on the date of such opinion, (i) the Merger Consideration is fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of Hill is at least equal to 80% of the net assets of the Company.

We have not been requested to opine as to, and the opinion does not in any manner address, the relative merits of the Merger as compared to any alternative business strategy that might exist for the Company, the decision on whether the Company should complete the Merger, or other alternatives to the Merger that might exist for the Company. The amount of the Merger Consideration was determined pursuant to negotiations between the Company and Hill and not pursuant to recommendations of Capitalink.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•	Reviewed the Merger Agreement.

•	Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-KSB for the year ended December

Mergers & Acquisitions     |     Fairness Opinions & Valuations     |     Restructuring     |     Capital Raising     |     Financial Advisory

The Board of Directors

Arpeggio Acquisition Corporation

December 4, 2005

31, 2004, the Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 and the Registration Statement on Form S-1 filed on April 23, 2004, and amendments thereto.

•	Reviewed financial and other information with respect to Hill, including the audited financial statements for the three fiscal periods ended nearest December 31, 2002, 2003 and 2004, the unaudited financial statements for the thirty-nine weeks ended nearest September 30, 2005, and other financial information and projections prepared by Hill management.

•	Considered the historical financial results and present financial condition of both the Company and Hill.

•	Reviewed certain publicly available information concerning the trading of, and the market for, the common stock of the Company.

•	Reviewed and analyzed the indicated value range of the Merger Consideration.

•	Reviewed and analyzed the free cash flows of Hill and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to Hill.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Hill.

•	Reviewed and compared the net asset value of the Company to the indicated fair market value of Hill.

•	Reviewed and discussed with representatives of the Company and Hill management certain financial and operating information furnished, including financial analyses with respect to their respective business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of Company and Hill management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of the Company and Hill and have not made or obtained any evaluations or appraisals of the Company’s or Hill’s assets or liabilities (contingent or otherwise). We have not attempted to confirm whether the Company or Hill have good title to their respective assets.

We assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. We assumed that the Merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement, without any further amendments thereto, and that any

The Board of Directors

Arpeggio Acquisition Corporation

December 4, 2005

amendments, revisions or waivers thereto will not be detrimental to the stockholders of the Company. In addition, based upon discussions with Company management, we assumed that the Merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of December 4, 2005. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any Company stockholder as to how such stockholder should vote or proceed with respect to the Merger. We do not express any opinion as to the underlying valuation or future performance of either the Company or Hill or the price at which any of the Company’s securities would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, (i) the Merger Consideration is fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of Hill is at least equal to 80% of the net assets of the Company.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Neither Capitalink nor its principals beneficially own any interest in the Company or Hill. Capitalink has not provided any other services to the Company or Hill and Capitalink’s fee for providing the fairness opinion is not contingent on the completion of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Board of Directors and is rendered in connection with its consideration of the Merger and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,

/s/ Capitalink, L.C.

Capitalink, L.C.

ANNEX E

VOTING AGREEMENT

VOTING AGREEMENT, dated as of this __ day of [Closing Date] (“Agreement”), among each of the persons listed under the caption “Target Group” on Exhibit A attached hereto (the “Target Group”), each of the persons listed under the caption “Founders Group” on Exhibit A attached hereto (the “Founders Group”) and Arpeggio Acquisition Corporation, a Delaware corporation (“Parent”). Each of the Target Group and the Founders Group is sometimes referred to herein as a “Group”. For purposes of this Agreement, each person who is a member of either the Target Group or the Founders Group is referred to herein individually as a “Stockholder” and collectively as the “Stockholders”.

WHEREAS, as of December 5, 2005, each of Parent, Hill International, Inc. (the “Company”), a Delaware corporation, and the Stockholders who are members of the Target Group have entered into an Agreement and Plan of Merger (the “Merger Agreement”) that provides, inter alia, upon the terms and subject to the conditions thereof, for the merger of the Company into Parent (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder who is a member of the Founders Group owns beneficially and of record shares of common stock of Parent, par value $0.0001 per share (“Parent Common Stock”), as set forth opposite such Stockholder’s name on Exhibit A hereto (all such shares and any shares of which ownership of record or the power to vote is hereafter acquired by any of the Stockholders, whether by purchase, conversion or exercise, prior to the termination of this Agreement being referred to herein as the “Shares”);

WHEREAS, at the Effective Time, all shares of Company Common Stock beneficially owned by each Stockholder who is a member of the Target Group shall be converted into the right to receive and shall be exchanged for his, her or its pro rata portion of the shares of Parent Common Stock to be issued to the Company’s security holders as consideration in the Merger;

WHEREAS, as a condition to the consummation of the Merger Agreement, the Stockholders have agreed, severally, to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING OF SHARES FOR DIRECTORS

SECTION 1.01 Vote in Favor of the Directors. During the term of this Agreement, each Stockholder agrees to vote the Shares of Parent Common Stock he, she or it now owns, or will hereafter acquire prior to the termination of this Agreement, for the election and re-election of the following persons as directors of Parent:

(a) Six (6) persons, (i) four of whom shall at all times be “independent directors,” within the meaning of the Nasdaq rules, and (ii) all of whom shall be designees of the Target Group; with two (2) of such designees to stand for election in 2006 (“Class A Directors”), who shall initially be Irvin E. Richter and a person to be designated prior to the Closing Date (as defined in the Merger Agreement), who shall be an “independent director;” two (2) of such designees to stand for election in 2007 (“Class B Directors”), who shall initially be David L. Richter and a person to be designated prior to the Closing Date, who shall be an “independent director,” and two (2) of such designees, to stand for election in 2008 (“Class C Directors”), who shall initially be designated prior to the Closing Date, each of whom shall be an “independent director” (collectively, the “Target Directors”); and

(b) Three (3) persons, (i) at least one of whom shall at all times be an “independent director,” and (ii) all of whom shall be designees of the Founders Group, which designees initially shall be Arnaud Ajdler, who shall be elected as a Class A Director, Eric Rosenfeld, who shall be elected as a Class B Director, and a person to be designated prior to the Closing Date, who shall be an “independent director” and elected as a Class C Director (the “Founders Directors,” and together with the Target Directors, the “Director Designees”).

Neither the Stockholders, nor any of the officers, directors, stockholders, members, managers, partners, employees or agents of any Stockholder, makes any representation or warranty as to the fitness or competence of any Director Designee to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in designating or voting for such Director Designee pursuant to this Agreement.

Any Director Designee may be removed from the Board of Directors in the manner allowed by law and Parent’s governing documents except that each Stockholder agrees that he, she or it will not, as a stockholder, vote for the removal of any director who is a member of Group of which such Stockholder is not a member. If a director is removed or resigns from office, the remaining directors of the Group of which the vacating director is a member shall be entitled to appoint the successor.

SECTION 1.02 Vote in Favor of Stock Option Plan. During the term of this Agreement, each Stockholder agrees to vote the Shares of Parent Common Stock he, she or it now owns, or hereafter acquires prior to the termination of this Agreement, in favor of the adoption of the Parent Plan (as defined in the Merger Agreement).

SECTION 1.03 Obligations of Parent. Parent shall take all necessary and desirable actions within its control during the term of this Agreement to provide for the Parent Board of Directors to be comprised of nine (9) members and to enable the election to the Board of Directors of the Director Designees.

SECTION 1.04 Term of Agreement. The obligations of the Stockholders pursuant to this Agreement shall terminate immediately following the election or re-election of directors at the annual meeting of Parent that will be held in 2007.

SECTION 1.05 Obligations as Director and/or Officer. Nothing in this Agreement shall be deemed to limit or restrict any director or officer of Parent from acting in his or her capacity as such director or officer or from exercising his or her fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to each Stockholder solely in his or her capacity as a stockholder of Parent and shall not apply to his or her actions, judgments or decisions as a director or officer of Parent if he or she is such a director or officer.

SECTION 1.06 Transfer of Shares. If a member of the Target Group desires to transfer his, her or its Shares to a permitted transferee pursuant to the Lock-Up Agreement of even date herewith executed by such member, or if a member of the Founders Group desires to transfer his or its shares to a permitted transferee pursuant to the Stock Escrow Agreement dated as of June 24, 2004, it shall be a condition to such transfer that the transferee agree to be bound by the provisions of this Agreement. This Agreement shall in no way restrict the transfer on the public market of Shares that are not subject to the Lock-Up Agreement or the Stock Escrow Agreement, and any such transfers on the public market of Shares not subject to the provisions of the Lock-Up Agreement or the Stock Escrow Agreement, as applicable, shall be free and clear of the restrictions in this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES;

COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby severally represents warrants and covenants as follows:

SECTION 2.01 Authorization. Such Stockholder has full legal capacity and authority to enter into this Agreement and to carry out such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder, and (assuming due authorization, execution and delivery by Parent and the other Stockholders) this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

SECTION 2.02 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any Legal Requirement applicable to such Stockholder or by which any property or asset of such Stockholder is bound or affected, or (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on any property or asset of such Stockholder, including, without limitation, the Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation.

(b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the performance by such Stockholder of such Stockholder’s obligations under this Agreement.

SECTION 2.03 Title to Shares. Such Stockholder is the legal and beneficial owner of its Shares, or will be the legal beneficial owner of the Shares that such Stockholder will receive as a result of the Merger, free and clear of all liens and other encumbrances except certain restrictions upon the transfer of such Shares.

ARTICLE III

GENERAL PROVISIONS

SECTION 3.01 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier service, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 3.01):

(a) If to Parent:

Arpeggio Acquisition Corporation

10 East 53rd Street, 36th Floor

New York, N.Y. 10022

Attention: Eric Rosenfeld

Telecopy No.: 212-319-0760

with a mandatory copy to

Graubard Miller

405 Lexington Avenue

New York, N.Y. 10174-1901

Attention: David Alan Miller, Esq.

Telecopy No.: 212-818-8881

(b) If to any Stockholder, to the address set forth opposite his, her or its name on Exhibit A.

With a mandatory copy to

McCarter & English, LLP

245 Park Avenue, 27th Floor

New York, NY 10167

Attention: Peter S. Twombly, Esq.

Telecopy No.: 212-935-1773

SECTION 3.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 3.03 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 3.04 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

SECTION 3.05 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

SECTION 3.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

SECTION 3.07 Disputes. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court in Delaware.

SECTION 3.08 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 3.09 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 3.10 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the Actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

SECTION 3.11 Merger Agreement. All references to the Merger Agreement herein shall be to such agreement as may be amended by the parties thereto from time to time.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ARPEGGIO ACQUISITION CORPORATION

By:
	Name:	Eric Rosenfeld
	Title:	President and Chief Executive Officer

STOCKHOLDERS:

The Founders Group:

Eric Rosenfeld

Arnaud Ajdler

The Target Group:

Irvin E. Richter

David L. Richter

Brady H. Richter

EXHIBIT A

STOCKHOLDERS

The Founders Group:

Name and Address	Number of Shares
Eric Rosenfeld	1,200,000
10 East 53rd Street, 36th Floor
New York, N.Y. 10022
Telecopy No.: 212-319-0760

Arnaud Ajdler	60,000
10 East 53rd Street, 36th Floor
New York, N.Y. 10022
Telecopy No.: 212-319-0760

The Target Group:

Irvin E. Richter c/o Hill International, Inc.
303 Lippincott Centre
Marlton, N.J. 08053
Telecopy No.: 856-810-1309

David L. Richter c/o Hill International, Inc.
303 Lippincott Centre
Marlton, N.J. 08053
Telecopy No.: 856-810-1309

Brady H. Richter c/o Hill International, Inc.
303 Lippincott Centre
Marlton, N.J. 08053
Telecopy No.: 856-810-1309

ANNEX F

ESCROW AGREEMENT

ESCROW AGREEMENT (“Agreement”) dated [Closing Date] by and among ARPEGGIO ACQUISITION CORPORATION, a Delaware corporation (“Parent”), Irvin E. Richter, as the Target Stockholders’ Representative, being the representative of the former stockholders of HILL INTERNATIONAL, INC., a Delaware corporation (the “Representative”), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”).

Parent, Hill International, Inc. (“Target”) and the stockholders of Target are the parties to an Agreement and Plan of Merger and Reorganization dated as of December 5, 2005 (the “Merger Agreement”) pursuant to which Hill has merged with and into Parent. Pursuant to the Merger Agreement, Parent is to be indemnified in certain respects. The parties desire to establish an escrow fund as collateral security for the indemnification obligations under the Merger Agreement. The Representative has been designated pursuant to the Merger Agreement to represent all of the former stockholders of Target (the “Stockholders”) and each Permitted Transferee (as hereinafter defined) of the Stockholders (the Stockholders and all such Permitted Transferees are hereinafter referred to collectively as the “Owners”), and to act on their behalf for purposes of this Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

The parties agree as follows:

1. (a) Concurrently with the execution hereof, each of the Stockholders is delivering to the Escrow Agent, to be held in escrow pursuant to the terms of this Agreement, stock certificates issued in the name of such Stockholder representing twelve percent (12%) of the total number of Base Shares received by such Stockholder pursuant to the Merger Agreement, together with two (2) assignments separate from certificate executed in blank by such Stockholder, with medallion signature guaranties. Of such shares, five-sixths (the “Basic Indemnity Shares”) shall be available only with respect to satisfaction of claims (“Basic Indemnity Claims”) for indemnity arising other than pursuant to Tax Indemnification Claims and one-sixth (the “Tax Indemnity Shares”) shall be available only with respect to satisfaction of Tax Indemnification Claims. The shares of Parent Common Stock represented by the stock certificates so delivered by the Stockholders to the Escrow Agent are herein referred to in the aggregate as the “Escrow Fund.” The Escrow Agent shall maintain a separate account for each Stockholder’s, and, subsequent to any transfer permitted pursuant to Paragraph 1(e) hereof, each Owner’s, portion of the Escrow Fund, separately designated as to Basic Indemnity Shares and Tax Indemnity Shares.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. It shall treat the Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entire Escrow Fund in accordance with this Agreement.

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(c) Except as herein provided, the Owners shall retain all of their rights as stockholders of Parent with respect to shares of Parent Common Stock constituting the Escrow Fund during the period the Escrow Fund is held by the Escrow Agent (the “Escrow Period”), including, without limitation, the right to vote their shares of Parent Common Stock included in the Escrow Fund.

(d) During the Escrow Period, all dividends payable in cash with respect to the shares of Parent Common Stock included in the Escrow Fund shall be paid to the Owners, but all dividends payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Fund” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

(e) During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the shares of Parent Common Stock in the Escrow Fund except (i) to a “Permitted Transferee” (as hereinafter defined), (ii) by virtue of the laws of descent and distribution upon death of any Owner, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. As used in this Agreement, the term “Permitted Transferee” shall include: (x) members of a Stockholder’s “Immediate Family” (as hereinafter defined); (y) an entity in which (A) a Stockholder and/or members of a Stockholder’s Immediate Family beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a Stockholder and/or a member of such Stockholder’s Immediate Family is a general partner and in which such Stockholder and/or members of such Stockholder’s Immediate Family beneficially own 100% of all capital accounts of such entity; and (z) a revocable trust established by a Stockholder during his lifetime for the benefit of such Stockholder or for the exclusive benefit of all or any of such Stockholder’s Immediate Family. As used in this Agreement, the term “Immediate Family” means, with respect to any Stockholder, a spouse, parents, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are members of an Immediate Family of the Stockholder). In connection with and as a condition to each permitted transfer, the Permitted Transferee shall deliver to the Escrow Agent an assignment separate from certificate executed by the transferring Stockholder, with medallion signature guaranty, or where applicable, an order of a court of competent jurisdiction, evidencing the transfer of shares to the Permitted Transferee, together with two (2) assignments separate from certificate executed in blank by the Permitted Transferee, with medallion signature guaranties, with respect to the shares transferred to the Permitted Transferee. Upon receipt of such documents, the Escrow Agent shall deliver to Parent’s transfer agent the original stock certificate out of which the assigned shares are to be transferred, together with the executed assignment separate from certificate executed by the transferring Stockholder, or a copy of the applicable court order, and shall request that Parent issue new certificates representing (m) the number of shares, if any, that continue to be owned by the transferring Stockholder, and (n) the number of shares owned by the Permitted Transferee as the result of such transfer. Parent, the transferring Stockholder and the Permitted Transferee shall cooperate in all respects with the Escrow Agent in

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documenting each such transfer and in effectuating the result intended to be accomplished thereby. During the Escrow Period, no Owner shall pledge or grant a security interest in such Owner’s shares of Parent Common Stock included in the Escrow Fund or grant a security interest in such Owner’s rights under this Agreement.

2. (a) Parent, acting through the current or former member or members of Parent’s Board of Directors who has or have been appointed by Parent to take all necessary actions and make all decisions on behalf of Parent with respect to its and Target’s rights to indemnification under Article VII of the Merger Agreement (the “Committee”), may make a claim for indemnification pursuant to the Merger Agreement (“Indemnity Claim”) against the Escrow Fund by giving notice (a “Notice”) to the Representative (with a copy to the Escrow Agent) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Merger Agreement which it asserts has been breached or otherwise entitles Parent or Target to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnity Claim, (iii) whether the Indemnity Claim is a Basic Indemnity Claim or a Tax Indemnity Claim, and (iv) whether the Indemnity Claim results from a Third Party Claim against Parent or Target. The Committee also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Notice, a certification as to the date on which the Notice was delivered to the Representative.

(b) If the Representative shall give a notice to the Committee (with a copy to the Escrow Agent) (a “Counter Notice”), within 30 days following the date of receipt (as specified in the Committee’s certification) by the Representative of a copy of the Notice, disputing whether the Indemnity Claim is indemnifiable under the Merger Agreement, the Committee and the Representative shall attempt to resolve such dispute by voluntary settlement as provided in paragraph 2(c) below. If no Counter Notice with respect to an Indemnity Claim is received by the Escrow Agent from the Representative within such 30-day period, the Indemnity Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Representative delivers a Counter Notice to the Escrow Agent, the Committee and the Representative shall, during the period of 60 days following the delivery of such Counter Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt to resolve the dispute with respect to which the Counter Notice was given. If the Committee and the Representative shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If the Committee and the Representative shall be unable to reach a settlement with respect to a dispute, such dispute shall be resolved by arbitration pursuant to paragraph 2(d) below.

(d) If the Committee and the Representative cannot resolve a dispute prior to expiration of the 60-day period referred to in paragraph 2(c) above (or such longer period as the parties may have agreed to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in New York, New York, in accordance with the commercial arbitration rules

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of the American Arbitration Association then in effect and the provisions of Section 10.12 of the Merger Agreement to the extent that such provisions do not conflict with the provisions of this paragraph. The Committee and the Representative shall attempt to agree upon an arbitrator; if they shall be unable to agree upon an arbitrator within 10 days after the dispute is submitted for arbitration, then either the Committee or the Representative, upon written notice to the other, may apply for appointment of such arbitrator by the American Arbitration Association. Each party shall pay the fees and expenses of counsel used by it and 50% of the fees and expenses of the arbitrator and of other expenses of the arbitration. The arbitrator shall render his decision within 90 days after his appointment and may award costs to either the Committee or the Representative if, in his sole opinion reasonably exercised, the claims made by any other party had no reasonable basis and were arbitrary and capricious. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any federal or state court sitting in New York County, New York, having jurisdiction, and may be enforced in accordance with the law of the State of New York. If the arbitrator shall fail to render his decision or award within such 90-day period, either the Committee or the Representative may apply to any federal or state court sitting in New York County, New York, then having jurisdiction, by action, proceeding or otherwise, as may be proper to determine the matter in dispute consistently with the provisions of this Agreement. The parties consent to the exclusive jurisdiction of the federal and state courts sitting in New York County, New York, for this purpose. The prevailing party (or either party, in the case of a decision or award rendered in part for each party) shall send a copy of the arbitration decision or of any judgment of the court to the Escrow Agent.

(e) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of paragraph 2(b) above, (ii) Indemnification Claim resolved in favor of Parent or Target by settlement pursuant to paragraph 2(c) above, resulting in a dollar award to Parent or Target, (iii) Indemnification Claim established by the decision of an arbitrator pursuant to paragraph 2(d) above, resulting in a dollar award to Parent, (iv) Third Party Claim that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction, or (v) Third Party Claim that the Committee and the Representative have jointly notified the Escrow Agent has been settled in accordance with the provisions of the Merger Agreement.

(f) (i) Promptly after an Indemnity Claim becomes an Established Claim, the Committee and the Representative shall jointly deliver a notice to the Escrow Agent (a “Joint Notice”) directing the Escrow Agent to pay to Parent, and the Escrow Agent promptly shall pay to Parent, an amount equal to the aggregate dollar amount of the Established Claim (or, if at such time there remains in the Escrow Fund less than the full amount so payable, the full amount remaining in the Escrow Fund).

(ii) Payment of an Established Claim shall be made in shares of Parent Common Stock that are either Basic Indemnity Shares or Tax Indemnity Shares,

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as the case may be, pro rata from the account maintained on behalf of each Owner. For purposes of each payment, such shares shall be valued at the “Fair Market Value” (as defined below). However, in no event shall the Escrow Agent be required to calculate Fair Market Value or make a determination of the number of shares to be delivered to Parent in satisfaction of any Established Claim; rather, such calculation shall be included in and made part of the Joint Notice. The Escrow Agent shall transfer to Parent out of the Escrow Fund that number of shares of Parent Common Stock necessary to satisfy each Established Claim, as set out in the Joint Notice. Any dispute between the Committee and the Representative concerning the calculation of Fair Market Value or the number of shares necessary to satisfy any Established Claim, or any other dispute regarding a Joint Notice, shall be resolved between the Committee and the Representative in accordance with the procedures specified in paragraph 2(d) above, and shall not involve the Escrow Agent. Each transfer of shares in satisfaction of an Established Claim shall be made by the Escrow Agent delivering to Parent one or more stock certificates held in each Owner’s account evidencing not less than such Owner’s pro rata portion of the aggregate number of shares specified in the Joint Notice, together with assignments separate from certificate executed in blank by such Owner and completed by the Escrow Agent in accordance with instructions included in the Joint Notice. Upon receipt of the stock certificates and assignments, Parent shall deliver to the Escrow Agent new certificates representing the number of shares owned by each Owner after such payment. The parties hereto (other than the Escrow Agent) agree that the foregoing right to make payments of Established Claims in shares of Parent Common Stock may be made notwithstanding any other agreements restricting or limiting the ability of any Owner to sell any shares of Parent stock or otherwise. The Committee and the Representative shall be required to exercise utmost good faith in all matters relating to the preparation and delivery of each Joint Notice. As used herein, “Fair Market Value” means the average reported closing price for the Parent Common Stock for the ten trading days ending on the last trading day prior to the day the Established Claim is paid.

(iii) Notwithstanding anything herein to the contrary, at such time as an Indemnification Claim has become an Established Claim, the Representative shall have the right to substitute for the Escrow Shares that otherwise would be paid in satisfaction of such claim (the “Claim Shares”), cash in an amount equal to the Fair Market Value of the Claim Shares (“Substituted Cash”). In such event (i) the Joint Notice shall include a statement describing the substitution of Substituted Cash for the Claim Shares, and (ii) substantially contemporaneously with the delivery of such Joint Notice, the Representative shall cause currently available funds to be delivered to the Escrow Agent in an amount equal to the Substituted Cash. Upon receipt of such Joint Notice and Substituted Cash, the Escrow Agent shall (y) in payment of the Established Claim described in the Joint Notice, deliver the Substituted Cash to Parent in lieu of the Claim Shares, and (z) cause the Claim Shares to be returned to the Representative.

3. On the first Business Day after the Escrow Termination Date, upon receipt of a Joint Notice, the Escrow Agent shall distribute and deliver to each Owner certificates representing the shares of Parent Common Stock then in such Owner’s account in the Escrow Fund that are Basic Indemnity Shares, unless at such time there are any Basic Indemnity Claims with respect to which Notices have been received but which

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have not been resolved pursuant to Section 2 hereof or in respect of which the Escrow Agent has not been notified of, and received a copy of, a final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be (in either case, “Pending Claims”), and which, if resolved or finally determined in favor of Parent, would result in a payment to Parent, in which case the Escrow Agent shall retain, and the total amount of such distributions to such Owner shall be reduced by, the “Pending Claims Reserve” (as hereafter defined). The Committee shall certify to the Escrow Agent the Fair Market Value to be used in calculating the Pending Claims Reserve and the number of shares of Parent Common Stock to be retained therefor. Thereafter, if any Pending Claim becomes an Established Claim, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to Parent an amount in respect thereof determined in accordance with paragraph 2(f) above, and to deliver to each Owner shares of Parent Common Stock then in such owner’s account in the Escrow Fund having a Fair Market Value equal to the amount by which the remaining portion of his account in the Escrow Fund exceeds the then Pending Claims Reserve (determined as set forth below), all as specified in a Joint Notice. If any Pending Claim is resolved against Parent, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner the amount by which the remaining portion of his account in the Escrow Fund exceeds the then Pending Claims Reserve. Upon resolution of all Pending Claims, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent shall pay to such Owner the remaining portion of his or her account in the Escrow Fund.

On the first Business Day after the Tax Escrow Termination Date, upon receipt of a Joint Notice, the Escrow Agent shall distribute and deliver to each Owner certificates representing the shares of Parent Common Stock then in such Owner’s account in the Escrow Fund that are Tax Indemnity Shares and any remaining Basic Indemnity Shares, regardless of whether or not such Basic Indemnity Shares are part of the Pending Claims Reserve.

As used herein, the “Pending Claims Reserve” shall mean, at the time any such determination is made, that number of shares of Parent Common Stock in the Escrow Fund having a Fair Market Value equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims (as shown in the Notices of such Claims).

4. The Escrow Agent, the Committee and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Parent and the Owners in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

5. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

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(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Parent pursuant to the terms of this Agreement or, if such notice is disputed by the Committee or the Representative, the settlement with respect to any such dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay to Parent the amount specified in such notice, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(g), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court it reasonably deems appropriate.

(f) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver the Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to the Committee and the Representative of such action, shall thereupon be relieved of all further responsibility and liability.

(g) The Escrow Agent shall be indemnified and held harmless by Parent from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding

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involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund or it may deposit the Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain the Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Fund are to be disbursed and delivered.

(h) The Escrow Agent shall be entitled to reasonable compensation from Parent for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from Parent for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(i) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(j) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of Delaware applicable to contracts made and to be performed therein except that issues relating to the rights and obligations of the Escrow Agent shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Committee, the Representative and the Escrow Agent.

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8. The Committee and the Representative each hereby consents to the exclusive jurisdiction of the federal and state courts sitting in New York County, New York, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee or the Representative in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 9, with copies delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, N.Y. 10174-1901, Attention: David Alan Miller, Esq., and to McCarter & English, LLP, 245 Park Avenue, 27th Floor, New York, N.Y. 10167, Attention: Peter S. Twombly, Esq.

9. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Committee, to it at:

Eric Rosenfeld
10 East 53rd Street, 35th Floor
New York, New York 10022
Telecopier No.: 212-319-0760

with a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Attention: David Alan Miller, Esq.
Telecopier No.: 212-818-8881

B.	If to the Representative, to him at:

Irvin E. Richter
Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Telecopier No.: 856-810-1309

F - 9

with a copy to:

McCarter & English, LLP
245 Park Avenue, 27th Floor
New York, New York 10167
Attention: Peter S. Twombly, Esq.
Telecopier No.: 212-935-1773

C.	If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company
2 Broadway
New York, New York 10004
Attention: Steven G. Nelson
Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

10. (a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to paragraph 2(d) of this Agreement.

(b) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

[Signatures are on following page]

F - 10

[Signature Page to Escrow Agreement dated Closing Date]

ARPEGGIO ACQUISITION CORPORATION

By:
Name:
Title:

THE REPRESENTATIVE

Irvin E. Richter

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:	Steven G. Nelson
Title:	Chairman

F - 11

ANNEX G

IRVIN E. RICHTER EMPLOYMENT AGREEMENT

Employment Agreement (this “Agreement”), dated as of __________, 2006, among Hill International, Inc., a Delaware corporation (the “Company”), and Irvin E. Richter (“Executive”).

WHEREAS, the Company desires to be assured of the association and services of Executive; and

WHEREAS, Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1. Employment. The Company hereby employs Executive, and Executive hereby accepts such employment, upon the mutual terms, covenants and conditions set forth herein.

2. Term.

(a) Initial Term. The initial term of this Agreement shall be for a period of three (3) years commencing on the date hereof, unless terminated earlier pursuant to Article 6 hereof; provided, however, that Executive’s obligations in Article 5 hereof shall continue in effect after such termination.

(b) Additional Terms. This Agreement may be extended upon the mutual consent of Executive and Company.

3. Compensation; Reimbursement.

3.1. Base Salary. For all services rendered by Executive under this Agreement, the Company shall initially pay Executive a base salary of $850,000 per annum (the “Base Salary”), payable in equal installments twice monthly on the Company’s regular payroll dates.

3.2. Benefits. In addition to the Base Salary, Executive shall be entitled to all other benefits of employment provided to other employees of the Company; provided, however, that during the term of this Agreement Executive shall be entitled to five (5) weeks of vacation per annum. All health insurance benefits shall continue at Company’s expense after any termination of Executive’s employment by the Company “without cause” for a period of one (1) year from such termination, except where comparable health insurance is available from a subsequent employer.

3.3. Expenses. Executive shall be reimbursed for all reasonable and approved “out-of-pocket” business expenses for first-class air and rail business travel and business entertainment incurred in connection with the performance of his duties under this Agreement. The reimbursement of Executive’s business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

3.4. Additional Reimbursement. The Company shall pay to, provide or reimburse Executive during the term hereof the following: (i) all leasing, maintenance, repair, insurance and fuel costs for one (1)

vehicle selected by Executive in his reasonable discretion, (ii) all mandatory ongoing costs for one (1) country club membership for Executive, and (iii) all premiums for Executive’s existing life insurance policies.

4. Scope of Duties.

4.1. Title. Executive’s position and title with the Company shall be Chairman and Chief Executive Officer, or such other position and title as the Company and Executive may mutually agree upon.

4.2. Assignment of Duties. Executive shall have such duties as may be assigned to him from time to time by the Company’s Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 4.1 above. Such duties shall be exercised subject to the control and supervision of the Company’s Board of Directors.

4.3. Location. Executive shall perform his duties out of the Company’s Marlton, N.J. office or at such other location as shall be agreed to by the Company and Executive.

4.4. Executive’s Devotion of Time. Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of the duties assigned to him and to the promotion and forwarding of the business affairs of the Company, and not to divert any business opportunities from the Company to himself or to any other person or business entity. Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement.

5. Confidentiality; Non-Competition.

5.1. Confidential Company Information. Other than in the performance of his duties hereunder, Executive agrees not to disclose, either during the term of his employment with the Company or at any time thereafter, to any person, firm or corporation any information concerning the Company which is not in the public domain including the trade secrets or the customer lists or similar information of the Company.

5.2. Ownership of Confidential Company Information; Assignment of Rights. Executive hereby agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him or by the Company are the property of the Company and shall not be used by him in any way adverse to the Company’s interests. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Company. Executive hereby assigns to the Company any rights that he may have in any such confidential or proprietary information.

5.3. Non-Competition. Until one (1) year from the termination of Executive’s employment with the Company, Executive shall not, either directly or indirectly: (i) serve in any capacity (including as an officer, director, employee, shareholder or independent consultant) with any competitor of the Company (provided however that this clause shall not prohibit Executive from owning less than 5% of any publicly traded competitor of the Company), or (ii) employ or offer to employ any person then currently employed by the Company. The non-competition covenant contained in this Section 5.3 shall terminate in the event that the Company shall breach, and fail to cure such breach within a reasonable period of time, any provision of this Agreement. In the event that Executive voluntarily resigns from the Company or is terminated “with cause” during the initial term hereof, this non-competition provision shall not expire until four (4) years from the date hereof.

6. Termination.

6.1. Bases for Termination.

(a) Executive’s employment hereunder may be terminated at any time by mutual agreement of the parties.

(b) This Agreement and Executive’s employment with the Company shall automatically terminate on the date on which Executive dies or becomes permanently incapacitated. “Permanent incapacity” as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company based upon a certification of such incapacity by, in the sole discretion of the Company, either Executive’s regularly attending physician or a duly licensed physician selected by the Company, rendering Executive unable to perform substantially all of his or her duties hereunder and which appears reasonably certain to continue for at least six consecutive months without substantial improvement. Executive shall be deemed to have “become permanently incapacitated” on the date 30 days after the Company has determined that Executive is permanently incapacitated and so notifies Executive.

(c) Executive’s employment may be terminated by the Company “with cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) in the event of any of the following actions by Executive: (i) conviction of any felony or any other crime involving moral turpitude, (ii) fraud against the Company or any of its subsidiaries or affiliates or theft of or maliciously intentional damage to the property of the Company or any of their subsidiaries or affiliates, (iii) willful breach of Executive’s fiduciary duties to the Company, or (iv) breach by Executive of any provision of this Agreement; provided, however, that with respect to clause (iv) above, in order for Executive to be terminated “with cause”, the unacceptable conduct must continue after the Company has given Executive written notice thereof and a reasonable opportunity to correct such conduct.

(d) Executive’s employment may be terminated by the Company “without cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) provided that the Company complies with all provisions of this Agreement related to severance, vesting of options and continuation of benefits as set forth herein.

(e) Executive may terminate his employment hereunder by giving the Company no less than 30 days prior written notice of such termination.

6.2. Payment Upon Termination.

(a) Upon termination of Executive’s employment pursuant to Section 6.1, the Company shall pay to Executive, within ten days after the effective date of such termination, an amount equal to Executive’s then Base Salary accrued as of such date plus any unreimbursed expenses then owed by the Company to Executive.

(b) Upon termination of Executive’s employment by the Company without cause, the Company shall make a lump sum cash payment to Executive within ten days after the effective date of such termination of an amount equal to the remaining balance of Executive’s Base Salary during the term hereof but in no event less than one (1) year of Executive’s Base Salary. After any such termination, the Company shall not be obligated to further compensate Executive nor provide the benefits to Executive described in Article 3 hereof, except as is required by Sections 3.2 and 3.4 hereof which shall continue for one (1) year, or as may be required by law.

(c) Nothing contained in this Section 6.2 shall affect the terms of any employee stock options that may have been issued by the Company to Executive, which in the event of termination of Executive’s employment with the Company shall continue to be governed by their own terms and conditions; provided however that if Executive’s employment is terminated by the Company “without cause”, any and all options granted to Executive shall then immediately vest.

7. Miscellaneous.

7.1. Transfer and Assignment. This Agreement is personal as to Executive and shall not be assigned or transferred by Executive. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

7.2. Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

7.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey.

7.4. Dispute Resolution. All claims for monetary damages between the Company and Executive with respect to this Agreement shall be resolved by binding arbitration, with all proceedings conducted in New Jersey, administered under the rules and regulations of the American Arbitration Association with the Federal Rules of Evidence applicable in all respects thereto. Neither the Company nor Executive shall be limited to arbitration with respect to claims for equitable relief hereunder.

7.5. Counterparts. This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

7.6. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

7.7. Modification. This Agreement may be modified, amended, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the parties hereto.

7.8. Attorneys’ Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys’ fees, legal expenses and court costs incurred in litigating, arbitrating or otherwise attempting to enforce this Agreement or resolve such dispute. In construing this Agreement, no party hereto shall have any term or provision construed against such party solely by reason of such party having drafted or written such term or provision.

7.9. Waiver. The waiver by either of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

7.10. Cumulative Remedies. Each and all of the several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

7.11. Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

7.12. Notices. Any notice under this Agreement must be in writing and may be: (i) telecopied, (ii) sent by overnight courier, (iii) hand-delivered, or (iv) sent by United States mail, to the party to be notified at the following address:

If to the Company, to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-1309
Attention:	Catherine H. Emma, PHR
Vice President and Chief Administrative Officer

With a copy to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-9407
Attention:	William H. Dengler, Jr., Esq.
Vice President and General Counsel

If to Executive, to:

Irvin E. Richter
54 Fries Lane
Cherry Hill, New Jersey 08003
Facsimile No.:	(856) 795-5401

Each notice delivered in accordance with this Section 7.12 shall be deemed to be effective as of the date such notice was sent. Each party may change its address for notice by giving notice thereof in the manner provided above.

7.13. Survival. Any provision of this Agreement which imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed under seal as of the date first written above.

Attested to by:	HILL INTERNATIONAL, INC.

By:
William H. Dengler, Jr.	Catherine H. Emma, PHR
Secretary	Vice President and Chief Administrative Officer

IRVIN E. RICHTER

ANNEX H

DAVID L. RICHTER EMPLOYMENT AGREEMENT

Employment Agreement (this “Agreement”), dated as of _____________, 2006, among Hill International, Inc., a Delaware corporation (the “Company”), and David L. Richter (“Executive”).

WHEREAS, the Company desires to be assured of the association and services of Executive; and

WHEREAS, Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1. Employment. The Company hereby employs Executive, and Executive hereby accepts such employment, upon the mutual terms, covenants and conditions set forth herein.

2. Term.

(a) Initial Term. The initial term of this Agreement shall be for a period of three (3) years commencing on the date hereof, unless terminated earlier pursuant to Article 6 hereof; provided, however, that Executive’s obligations in Article 5 hereof shall continue in effect after such termination.

(b) Additional Terms. This Agreement may be extended upon the mutual consent of Executive and Company.

3. Compensation; Reimbursement.

3.1. Base Salary. For all services rendered by Executive under this Agreement, the Company shall initially pay Executive a base salary of $450,000 per annum (the “Base Salary”), payable in equal installments twice monthly on the Company’s regular payroll dates.

3.2. Benefits. In addition to the Base Salary, Executive shall be entitled to all other benefits of employment provided to other employees of the Company; provided, however, that during the term of this Agreement Executive shall be entitled to five (5) weeks of vacation per annum. All health insurance benefits shall continue at Company’s expense after any termination of Executive’s employment by the Company “without cause” for a period of one (1) year from such termination, except where comparable health insurance is available from a subsequent employer.

3.3. Expenses. Executive shall be reimbursed for all reasonable and approved “out-of-pocket” business expenses for first-class air and rail business travel and business entertainment incurred in connection with the performance of his duties under this Agreement. The reimbursement of Executive’s business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

3.4. Additional Reimbursement. The Company shall pay to, provide or reimburse Executive during the term hereof the following: (i) all leasing, maintenance, repair, insurance and fuel costs for one (1)

vehicle selected by Executive in his reasonable discretion, and (ii) all initiation costs (not to exceed $25,000) and mandatory ongoing costs for one (1) country club membership for Executive.

4. Scope of Duties.

4.1. Title. Executive’s position and title with the Company shall be President and Chief Operating Officer, or such other position and title as the Company and Executive may mutually agree upon.

4.2. Assignment of Duties. Executive shall work under the supervision and direction of the Company’s Chairman and Chief Executive Officer. Executive shall have such duties as may be assigned to him from time to time by the Company’s Chairman and Chief Executive Officer and Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 4.1 above.

4.3. Location. Executive shall perform his duties out of the Company’s Marlton, N.J. office or at such other location as shall be agreed to by the Company and Executive.

4.4. Executive’s Devotion of Time. Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of the duties assigned to him and to the promotion and forwarding of the business affairs of the Company, and not to divert any business opportunities from the Company to himself or to any other person or business entity. Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement.

5. Confidentiality ; Non-Competition.

5.1. Confidential Company Informations. Other than in the performance of his duties hereunder, Executive agrees not to disclose, either during the term of his employment with the Company or at any time thereafter, to any person, firm or corporation any information concerning the Company which is not in the public domain including the trade secrets or the customer lists or similar information of the Company.

5.2. Ownership of Confidential Company Information; Assignment of Rights. Executive hereby agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him or by the Company are the property of the Company and shall not be used by him in any way adverse to the Company’s interests. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Company. Executive hereby assigns to the Company any rights that he may have in any such confidential or proprietary information.

5.3. Non-Competition. Until One (1) year from the termination of Executive’s employment with the Company, Executive shall not, either directly or indirectly: (i) serve in any capacity (including as an officer, director, employee, shareholder or independent consultant) with any competitor of the Company (provided however that this clause shall not prohibit Executive from owning less than 5% of any publicly traded competitor of the Company), or (ii) employ or offer to employ any person then currently employed by the Company. The non-competition covenant contained in this Section 5.3 shall terminate in the event that the Company shall breach, and fail to cure such breach within a reasonable period of time, any provision of this Agreement. In the event that Executive voluntarily resigns from the Company or is terminated “with cause” during the initial term hereof, this non-competition provision shall not expire until four (4) years from the date hereof.

6. Termination.

6.1. Bases for Termination.

(a) Executive’s employment hereunder may be terminated at any time by mutual agreement of the parties.

(b) This Agreement and Executive’s employment with the Company shall automatically terminate on the date on which Executive dies or becomes permanently incapacitated. “Permanent incapacity” as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company based upon a certification of such incapacity by, in the sole discretion of the Company, either Executive’s regularly attending physician or a duly licensed physician selected by the Company, rendering Executive unable to perform substantially all of his or her duties hereunder and which appears reasonably certain to continue for at least six consecutive months without substantial improvement. Executive shall be deemed to have “become permanently incapacitated” on the date 30 days after the Company has determined that Executive is permanently incapacitated and so notifies Executive.

(c) Executive’s employment may be terminated by the Company “with cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) in the event of any of the following actions by Executive: (i) conviction of any felony or any other crime involving moral turpitude, (ii) fraud against the Company or any of its subsidiaries or affiliates or theft of or maliciously intentional damage to the property of the Company or any of their subsidiaries or affiliates, (iii) willful breach of Executive’s fiduciary duties to the Company, or (iv) breach by Executive of any provision of this Agreement; provided, however, that with respect to clause (iv) above, in order for Executive to be terminated “with cause”, the unacceptable conduct must continue after the Company has given Executive written notice thereof and a reasonable opportunity to correct such conduct.

(d) Executive’s employment may be terminated by the Company “without cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) provided that the Company complies with all provisions of this Agreement related to severance, vesting of options and continuation of benefits as set forth herein.

(e) Executive may terminate his employment hereunder by giving the Company no less than 30 days prior written notice of such termination.

6.2. Payment Upon Termination.

(a) Upon termination of Executive’s employment pursuant to Section 6.1, the Company shall pay to Executive, within ten days after the effective date of such termination, an amount equal to Executive’s then Base Salary accrued as of such date plus any unreimbursed expenses then owed by the Company to Executive.

(b) Upon termination of Executive’s employment by the Company without cause, the Company shall make a lump sum cash payment to Executive within ten days after the effective date of such termination of an amount equal to the remaining balance of Executive’s Base Salary during the term hereof but in no event less than one year of Executive’s Base Salary. After any such termination, the Company shall not be obligated to further compensate Executive nor provide the benefits to Executive described in Article 3 hereof, except as is required by Sections 3.2 and 3.4 hereof which shall continue for one (1) year, or as may be required by law.

(c) Nothing contained in this Section 6.2 shall affect the terms of any employee stock options that may have been issued by the Company to Executive, which in the event of termination of Executive’s employment with the Company shall continue to be governed by their own terms and conditions; provided however that if Executive’s employment is terminated by the Company “without cause”, any and all options granted to Executive shall then immediately vest.

7. Miscellaneous.

7.1. Transfer and Assignment. This Agreement is personal as to Executive and shall not be assigned or transferred by Executive. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

7.2. Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

7.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey.

7.4. Dispute Resolution. All claims for monetary damages between the Company and Executive with respect to this Agreement shall be resolved by binding arbitration, with all proceedings conducted in New Jersey, administered under the rules and regulations of the American Arbitration Association with the Federal Rules of Evidence applicable in all respects thereto. Neither the Company nor Executive shall be limited to arbitration with respect to claims for equitable relief hereunder.

7.5. Counterparts. This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

7.6. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

7.7. Modification. This Agreement may be modified, amended, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the parties hereto.

7.8. Attorneys’ Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys’ fees, legal expenses and court costs incurred in litigating, arbitrating or otherwise attempting to enforce this Agreement or resolve such dispute. In construing this Agreement, no party hereto shall have any term or provision construed against such party solely by reason of such party having drafted or written such term or provision.

7.9. Waiver. The waiver by either of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

7.10. Cumulative Remedies. Each and all of the several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

7.11. Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

7.12. Notices. Any notice under this Agreement must be in writing and may be: (i) telecopied, (ii) sent by overnight courier, (iii) hand-delivered, or (iv) sent by United States mail, to the party to be notified at the following address:

If to the Company, to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-1309
Attention:	Catherine H. Emma, PHR
Vice President and Chief Administrative Officer

with a copy to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-9407
Attention:	William H. Dengler, Jr., Esq.
Vice President and General Counsel

If to Executive, to:

David L. Richter
3 Plymouth Court
Princeton Junction, New Jersey 08550
Facsimile No.: (609) 750-0829

Each notice delivered in accordance with this Section 7.12 shall be deemed to be effective as of the date such notice was sent. Each party may change its address for notice by giving notice thereof in the manner provided above.

7.13. Survival. Any provision of this Agreement which imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed under seal as of the date first written above.

Attested to by:	HILL INTERNATIONAL, INC.

By:
William H. Dengler, Jr.	Catherine H. Emma, PHR
Secretary	Vice President and Chief Administrative Officer

DAVID L. RICHTER

ANNEX I

STUART S. RICHTER EMPLOYMENT AGREEMENT

Employment Agreement (this “Agreement”), dated as of _____________, 2006, among Hill International, Inc., a Delaware corporation (the “Company”), and Stuart S. Richter (“Executive”).

WHEREAS, the Company desires to be assured of the association and services of Executive; and

WHEREAS, Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1. Employment. The Company hereby employs Executive, and Executive hereby accepts such employment, upon the mutual terms, covenants and conditions set forth herein.

2. Term.

(a) Initial Term. The initial term of this Agreement shall be for a period of three (3) years commencing on the date hereof, unless terminated earlier pursuant to Article 6 hereof; provided, however, that Executive’s obligations in Article 5 hereof shall continue in effect after such termination.

(b) Additional Terms. This Agreement may be extended upon the mutual consent of Executive and Company.

3. Compensation; Reimbursement; Stock Options.

3.1. Base Salary. For all services rendered by Executive under this Agreement, the Company shall pay Executive a base salary of $300,000 per annum (the “Base Salary”), payable in equal installments twice monthly on the Company’s regular payroll dates.

3.2. Benefits. In addition to the Base Salary, Executive shall be entitled to all other benefits of employment provided to other employees of the Company; provided, however, that during the term of this Agreement Executive shall be entitled to four (4) weeks of vacation per annum. All health insurance benefits shall continue at Company’s expense after any termination of Executive’s employment by the Company “without cause” for a period of one (1) year from such termination, except where comparable health insurance is available from a subsequent employer.

3.3. Expenses. Executive shall be reimbursed for all reasonable and approved “out-of-pocket” business expenses for first-class air and rail business travel and business entertainment incurred in connection with the performance of his duties under this Agreement. The reimbursement of Executive’s business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

3.4. Additional Reimbursement. The Company shall pay to, provide, or reimburse Executive during the term hereof the following: (i) all leasing, maintenance, repair, insurance and fuel costs for one (1) vehicle selected by Executive in his reasonable discretion, and (ii) all required ongoing costs for one (1) country club membership for Executive.

4. Scope of Duties.

4.1. Title. Executive’s position and title with the Company shall be Senior Vice President, or such other position and title as the Company and Executive may mutually agree upon.

4.2. Assignment of Duties. Executive shall work under the supervision and direction of the Company’s President and Chief Operating Officer. Executive shall have such duties as may be assigned to him from time to time by the Company’s President and Chief Operating Officer and Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 4.1 above.

4.3. Location. Executive shall perform his duties out of the Company’s Marlton, N.J. office or at such other location as shall be agreed to by the Company and Executive.

4.4. Executive’s Devotion of Time. Executive hereby agrees to devote his full time, abilities and energy to the faithful performance of the duties assigned to him and to the promotion and forwarding of the business affairs of the Company, and not to divert any business opportunities from the Company to himself or to any other person or business entity. Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement.

5. Confidentiality ; Non-Competition.

5.1. Confidential Company Information. Other than in the performance of his duties hereunder, Executive agrees not to disclose, either during the term of his employment with the Company or at any time thereafter, to any person, firm or corporation any information concerning the business affairs, the trade secrets or the customer lists or similar information of the Company.

5.2. Ownership of Confidential Company Information; Assignment of Rights. Executive hereby agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him or by the Company are the property of the Company and shall not be used by him in any way adverse to the Company’s interests. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Company. Executive hereby assigns to the Company any rights that he may have in any such confidential or proprietary information.

5.3. Non-Competition. Until one (1) year from the termination of Executive’s employment with the Company, Executive shall not, either directly or indirectly: (i) serve as an officer, director, employee or independent consultant of any competitor of the Company (provided however that this clause shall not prohibit Executive from owning less than 5% of any publicly traded competitor of the Company), or (ii)

employ or offer to employ any person then currently employed by the Company. The non-competition covenant contained in this Section 5.3 shall terminate in the event that the Company shall breach, and fail to cure such breach within a reasonable period of time, any provision of this Agreement. In the event that Executive voluntarily resigns from the Company during the initial term hereof, this non-competition provision shall not expire until four (4) years from the date hereof.

6. Termination.

6.1. Bases for Termination.

(a) Executive’s employment hereunder may be terminated at any time by mutual agreement of the parties.

(b) This Agreement and Executive’s employment with the Company shall automatically terminate on the date on which Executive dies or becomes permanently incapacitated. “Permanent incapacity” as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company based upon a certification of such incapacity by, in the sole discretion of the Company, either Executive’s regularly attending physician or a duly licensed physician selected by the Company, rendering Executive unable to perform substantially all of his or her duties hereunder and which appears reasonably certain to continue for at least six consecutive months without substantial improvement. Executive shall be deemed to have “become permanently incapacitated” on the date 30 days after the Company has determined that Executive is permanently incapacitated and so notifies Executive.

(c) Executive’s employment may be terminated by the Company “with cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) in the event of any of the following actions by Executive: (i) conviction of any felony or any other crime involving moral turpitude, (ii) fraud against the Company or any of its subsidiaries or affiliates or theft of or maliciously intentional damage to the property of the Company or any of their subsidiaries or affiliates, (iii) willful breach of Executive’s fiduciary duties to the Company, or (iv) breach by Executive of any provision of this Agreement; provided, however, that with respect to clause (iv) above, in order for Executive to be terminated “with cause”, the unacceptable conduct must continue after the Company has given Executive written notice thereof and a reasonable opportunity to correct such conduct.

(d) Executive’s employment may be terminated by the Company “without cause”, effective upon delivery of written notice to Executive given at any time (without any necessity for prior notice) provided that the Company complies with all provisions of the Agreement related to severance, vesting of options and continuation of benefits.

(e) Executive may terminate his employment hereunder by giving the Company no less than 30 days prior written notice of such termination.

6.2. Payment Upon Termination.

(a) Upon termination of Executive’s employment pursuant to Section 6.1, the Company shall pay to Executive, within ten days after the effective date of such termination, an amount equal to Executive’s then Base Salary accrued as of such date plus any unreimbursed expenses then owed by the Company to Executive.

(b) Upon termination of Executive’s employment by the Company without cause, the Company shall make a lump sum cash payment to Executive within ten days after the effective date of such termination of an amount equal to twenty-five percent (25%) of Executive’s Base Salary at the time of such termination. After any such termination, the Company shall not be obligated to further compensate Executive nor provide the benefits to Executive described in Article 3 hereof, except as is required by Sections 3.2 and 3.4 hereof, which shall continue for one (1) year, or as may be required by law.

(c) Nothing contained in this Section 6.2 shall affect the terms of any employee stock options that may have been issued by the Company to Executive, which in the event of termination of Executive’s employment with the Company shall continue to be governed by their own terms and conditions; provided however that if Executive’s employment is terminated by the Company “without cause”, any and all options granted to Executive shall then immediately vest.

7. Miscellaneous.

7.1. Transfer and Assignment. This Agreement is personal as to Executive and shall not be assigned or transferred by Executive. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

7.2. Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

7.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey.

7.4. Dispute Resolution. All claims for monetary damages between the Company and Executive with respect to this Agreement shall be resolved by binding arbitration, with all proceedings conducted in New Jersey, administered under the rules and regulations of the American Arbitration Association with the Federal Rules of Evidence applicable in all respects thereto. Neither the Company nor Executive shall be limited to arbitration with respect to claims for equitable relief hereunder.

7.5. Counterparts. This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

7.6. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements,

arrangements and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

7.7. Modification. This Agreement may be modified, amended, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the parties hereto.

7.8. Attorneys’ Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys’ fees, legal expenses and court costs incurred in litigating, arbitrating or otherwise attempting to enforce this Agreement or resolve such dispute. In construing this Agreement, no party hereto shall have any term or provision construed against such party solely by reason of such party having drafted or written such term or provision.

7.9. Waiver. The waiver by either of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

7.10. Cumulative Remedies. Each and all of the several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

7.11. Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

7.12. Notices. Any notice under this Agreement must be in writing and may be: (i) telecopied, (ii) sent by overnight courier, (iii) hand-delivered, or (iv) sent by United States mail, to the party to be notified at the following address:

If to the Company, to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-1309
Attention:	Catherine H. Emma, PHR
Vice President and Chief Administration Officer

With a copy to:

Hill International, Inc.
303 Lippincott Centre
Marlton, New Jersey 08053
Facsimile No.:	(856) 810-9407
Attention:	William H. Dengler, Jr., Esq.
Vice President and General Counsel

If to Executive, to:

Stuart S. Richter
3 Saddle Horn Drive
Cherry Hill, New Jersey 08003
Facsimile No.: (856) 810-1309

Each notice delivered in accordance with this Section 7.12 shall be deemed to be effective as of the date such notice was sent. Each party may change its address for notice by giving notice thereof in the manner provided above.

7.13. Survival. Any provision of this Agreement which imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed under seal as of the date first written above.

Attested to by:	HILL INTERNATIONAL, INC.

By:
William H. Dengler, Jr.	Catherine H. Emma, PHR
Secretary	Vice President and Chief Administration Officer

STUART S. RICHTER